UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07455
                                                     ---------

       Virtus Opportunities Trust (formerly, Phoenix Opportunities Trust)
 -------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                            Greenfield, MA 01301-9668
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Kevin J. Carr, Esq.
                  Vice President, Chief Legal Officer, Counsel
                          and Secretary for Registrant
                                 56 Prospect St.
                             Hartford, CT 06115-0480
 -------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 243-1574
                                                           --------------

                      Date of fiscal year end: September 30
                                               ------------

                  Date of reporting period: September 30, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                                   ANNUAL REPORT

                                  (VIRTUS LOGO)
                                  MUTUAL FUNDS

                                ALTERNATIVE FUNDS

                        Virtus Global Infrastructure Fund
                Virtus International Real Estate Securities Fund
                           Virtus Market Neutral Fund

                                 FUNDS OF FUNDS

                      Virtus Alternatives Diversifier Fund
                         Virtus Wealth Accumulator Fund
                           Virtus Wealth Builder Fund
                           Virtus Wealth Guardian Fund

                               FIXED INCOME FUNDS

                                Virtus Bond Fund
                         Virtus CA Tax-Exempt Bond Fund
                              Virtus Core Bond Fund
                             Virtus High Yield Fund
                            Virtus Money Market Fund
                      Virtus Multi-Sector Fixed Income Fund
                        Virtus Senior Floating Rate Fund

                               INTERNATIONAL FUNDS

                        Virtus Worldwide Strategies Fund
--------------------------------------------------------------------------------

                                                         WOULDN'T YOU RATHER HAVE THIS
                                                             DOCUMENT E-MAILED TO YOU?
TRUST NAME:                                      ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR
VIRTUS OPPORTUNITIES TRUST  September 30, 2008                E-DELIVERY AT VIRTUS.COM

NOT FDIC INSURED             NO BANK GUARANTEE                          MAY LOSE VALUE

                                TABLE OF CONTENTS

Message to Shareholders ...........     1
Glossary ..........................     2
Disclosure of Fund Expenses .......     4

                                                                                            FUND    SCHEDULE OF
FUND*                                                                                     SUMMARY   INVESTMENTS
   Virtus Global Infrastructure Fund (formerly "Phoenix Global Utilities Fund") .......      6           36
   Virtus International Real Estate Securities Fund
      (formerly "Phoenix International Real Estate Securities Fund") ..................      8           37
   Virtus Market Neutral Fund (formerly "Phoenix Market Neutral Fund") ................     10           38**
   Virtus Alternatives Diversifier Fund (formerly "Phoenix Diversifier PHOLIO(SM)") ...     12           43
   Virtus Wealth Accumulator Fund (formerly "Phoenix Wealth Accumulator PHOLIO(SM)") ..     14           44
   Virtus Wealth Builder Fund (formerly "Phoenix Wealth Builder PHOLIO(SM)") ..........     16           45
   Virtus Wealth Guardian Fund (formerly "Phoenix Wealth Guardian PHOLIO(SM)") ........     18           46
   Virtus Bond Fund (formerly "Phoenix Bond Fund") ....................................     20           47
   Virtus CA Tax-Exempt Bond Fund (formerly "Phoenix CA Tax-Exempt Bond Fund") ........     22           50
   Virtus Core Bond Fund (formerly "Phoenix Core Bond Fund") ..........................     24           52
   Virtus High Yield Fund (formerly "Phoenix High Yield Fund") ........................     26           56
   Virtus Money Market Fund (formerly "Phoenix Money Market Fund") ....................     28           59
   Virtus Multi-Sector Fixed Income Fund (formerly "Phoenix Multi-Sector Fixed
      Income Fund") ...................................................................     30           60
   Virtus Senior Floating Rate Fund (formerly "Phoenix Senior Floating Rate Fund") ....     32           67
   Virtus Worldwide Strategies Fund (formerly "Phoenix Worldwide Strategies Fund") ....     34           69
Statements of Assets and Liabilities ..................................................                           76
Statements of Operations ..............................................................                           80
Statements of Changes in Net Assets ...................................................                           84
Financial Highlights ..................................................................                           94
Notes to Financial Statements .........................................................                          106
Report of Independent Registered Public Accounting Firm ...............................                          121
Tax Information Notice ................................................................                          122
Results of Shareholder Meeting ........................................................                          123
Fund Management Tables ................................................................                          124

* Please see Notes 1 and 3 in the Notes to Financial Statements for more information on the name change.

**   Schedule of Investments and Securities Sold Short.

--------------------------------------------------------------------------------
PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

     The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2008, free of charge, by calling toll-free 800-541-0171. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

     The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
--------------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

                             MESSAGE TO SHAREHOLDERS

Fellow Shareholders of Virtus Mutual Funds:

(PHOTO OF GEORGE R. AYLWARD)

The third quarter of 2008 likely will be remembered as a time of extremes in the global financial markets. There was historic volatility in all the major markets, the collapse of well-known financial firms, and unprecedented government interventions into the economy.

The scope of events that occurred in the past quarter was truly extraordinary. There was the U.S. government's takeover of Fannie Mae and Freddie Mac; a federal line of credit for the insurer, AIG; the seizure of Washington Mutual and sale to JPMorgan Chase; and the proposed $700 billion taxpayer rescue of the financial sector, which was approved in early October. The quarter also saw the end of the investment banking model with the merger of Merrill Lynch and Bank of America, the collapse of Lehman Brothers, and the decisions by Goldman Sachs and Morgan Stanley to convert to traditional banking institutions.

This global turmoil was reflected in the major market indices. More than half (37 of 64) of the Dow Jones Industrial Average's third-quarter trading days had wide positive or negative swings of greater than 100 points. For the quarter, the Dow was down 3.7 percent (16.5 percent year-to-date), the S&P 500 stock index was down 8.4 percent (19.3 percent year-to-date); and EAFE was off 20.5 percent (28.9 percent for the year).

At the start of the fourth quarter, governments around the world demonstrated their resolve to actively pursue solutions to this financial upheaval. Among the responses from the U.S. government is the Department of the Treasury's Temporary Money Market Fund Guarantee Program. While officials and economists believe the government interventions will bring stability to the financial markets, few will predict a timeline for recovery.

This is a period when investors should pay particular attention to their accounts - and rely on the discipline and focus of professional investment managers and financial advisors. The extraordinary activity of the past several months may tempt some investors to react inappropriately to market events and deviate from their well-considered, long-term financial plans. We believe that during periods of unusual market volatility, discipline is the key for the investor, the financial advisor, and the professional money manager.

We encourage you to consult with a financial advisor to review your holdings and to ensure they continue to reflect your current investment objectives and your tolerance for risk. Virtus Mutual Funds offer a wide range of equity, fixed income and money market funds, and we hope you will consider our investment choices when you and your financial advisor review your portfolio allocations.

On a much different note, we began the fourth quarter with the rebranding of our company in preparation for our spin-off as an independent, publicly-traded company. Our company is now Virtus Investment Partners, the PhoenixFunds are now the Virtus Mutual Funds, and the investment adviser to the funds is now Virtus Investment Advisers. As you will notice throughout this report, the individual funds have incorporated the "Virtus" name. For your convenience, all mutual fund ticker symbols remain unchanged.

I encourage you to visit our new website, www.virtus.com, to learn more about our company and our services for investors, and to access information about your account. Customer service is also available at 800-243-1574.

On behalf of the entire team at Virtus Investment Partners, and the investment professionals at our partner companies and subadvisers, I want to thank you for entrusting your assets to us.

Sincerely,


/s/ George R. Aylward

George R. Aylward
President, Virtus Mutual Funds

OCTOBER 2008

PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

                                    GLOSSARY

ADR (AMERICAN DEPOSITARY RECEIPT)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC

American Municipal Bond Assurance Corporation

BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND INDEX

The Barclays Capital California Municipal Bond Index (formerly Lehman Brothers California Municipal Bond Index) measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The index is calculated on a total return basis.

BARCLAYS CAPITAL HIGH YIELD BOND 2% ISSUER CAP INDEX

Barclays Capital High Yield 2% Issuer Cap Index (formerly Lehman Brothers High Yield 2% Issuer Cap Index) is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

The Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

CITIGROUP 90-DAY TREASURY BILLS INDEX (10/1/07 - 8/31/08)

The Citigroup 90-Day Treasury Bills Index measures monthly return equivalents of yield averages that are not marked to market. The 90-Day Treasury Bills Index is an average of the last three three-month Treasury bill issues.

EXCHANGE-TRADED FUNDS (ETF)

Portfolios of stocks or bonds that track a specific market index.

FGIC

Financial Guaranty Insurance Company

FHLB

Federal Home Loan Bank

FHLMC

Federal Home Loan Mortgage Corporation

FNMA OR "FANNIE MAE"

Federal National Mortgage Association

FSA

Financial Security Assurance, Inc.

FUND OF FUNDS

A mutual fund that invests in the shares of other open-end mutual funds according to an established asset allocation model, resulting in a diversified portfolio of asset classes and investment strategies appropriate for pursuit of the overall investment objective.

GLOBAL INFRASTRUCTURE FUND COMPOSITE INDEX

Through August 31, 2008, this composite index consisted of 65% MSCI USA/Utilities Index, which tracks the performance of utility stocks from the United States; 20% MSCI World Telecom Services Index, which tracks the performance of telecom-related stocks from around the world; and 15% MSCI World ex USA/Utilities Index, which tracks the performance of utility stocks from around the world excluding the United States. Effective September 1, 2008, the Fund's composite index consists of the MSCI World infrastructure Sector Capped Index. This is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index.

GNMA OR "GINNIE MAE"

Government National Mortgage Association

HUD

U.S. Department of Housing and Urban Development

ISHARES

Represents shares of an open-end Exchange-Traded Fund.

JPMORGAN EMERGING MARKETS BOND INDEX PLUS

The JPMorgan Emerging Markets Bond Index Plus measures traded external debt instruments in emerging markets. The index is calculated on a total return basis.

JPY

Japanese Yen

LONG POSITION ("LONG")

Ownership of a security, giving the investor the right to transfer ownership to someone else, the right to receive income paid by the security, and the right to any profits or losses as the security's value changes.

MBIA

Municipal Bond Insurance Association

MSCI EAFE(R) INDEX

The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

MSCI WORLD(SM) INDEX (NET)

A free float-adjusted market capitalization index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested.

PIK (PAYMENT-IN-KIND SECURITY)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

REIT (REAL ESTATE INVESTMENT TRUST)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500(R) INDEX

The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P/LSTA LEVERAGED LOAN 100 INDEX

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the largest facilities in the leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads, and interest payments.

SHORT POSITION ("SHORT")

Stock shares that an investor has sold without actually owning (by borrowing the certificates from a broker) in anticipation of a decline in the stock value by a certain date. If the price falls, the investor buys the shares at the lower rate and makes a profit on the difference. It the price rises, the investor must buy at the higher price and sustains a loss.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

USD OR US $

United States Dollars

WEALTH BUILDER FUND COMPOSITE INDEX

A composite index consisting of 80% S&P 500(R) Index and 20% Barclays Capital U.S. Aggregate Bond Index.

WEALTH GUARDIAN FUND COMPOSITE INDEX

A composite index consisting of 60% S&P 500(R) Index and 40% Barclays Capital U.S. Aggregate Bond Index.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

XLCA

XL Capital Assurance

INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

                           VIRTUS OPPORTUNITIES TRUST
                     (FORMERLY PHOENIX OPPORTUNITIES TRUST)
                           DISCLOSURE OF FUND EXPENSES
   FOR THE SIX-MONTH PERIOD OF APRIL 1, 2008 TO SEPTEMBER 30, 2008 (UNAUDITED)

     We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares are sold without sales charges. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Virtus Opportunities Trust Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your fund's costs in two ways.

ACTUAL EXPENSES

     The first section of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second section of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

EXPENSE TABLE

-------------------------------------------------------------------------
            Beginning           Ending         Annualized   Expenses Paid
          Account Value      Account Value       Expense        During
          April 1, 2008   September 30, 2008      Ratio        Period*
-------------------------------------------------------------------------
GLOBAL INFRASTRUCTURE FUND
-------------------------------------------------------------------------
ACTUAL
Class A     $1,000.00          $  868.60          1.15%         $ 5.37
Class C      1,000.00             865.70          1.90%           8.86
Class I      1,000.00             824.90          0.90%           2.60
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A      1,000.00           1,019.18          1.15%           5.82
Class C      1,000.00           1,015.38          1.90%           9.62
Class I      1,000.00           1,020.44          0.90%           4.56
HYPOTHETICAL (5% RETURN BEFORE EXPENSES SINCE INCEPTION)++
Class I      1,000.00           1,012.97          0.90%           2.88
-------------------------------------------------------------------------
INTERNATIONAL REAL ESTATE SECURITIES FUND
-------------------------------------------------------------------------
ACTUAL
Class A     $1,000.00          $  778.00          1.50%         $ 6.67
Class C      1,000.00             774.60          2.22%           9.85
Class I      1,000.00             779.10          1.23%           5.47
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A      1,000.00           1,017.41          1.50%           7.59
Class C      1,000.00           1,013.76          2.22%          11.24
Class I      1,000.00           1,018.77          1.23%           6.23
-------------------------------------------------------------------------
MARKET NEUTRAL FUND
-------------------------------------------------------------------------
ACTUAL
Class A     $1,000.00          $  956.10          3.54%         $17.31
Class B      1,000.00             952.70          4.20%          20.50
Class C      1,000.00             953.50          4.21%          20.56
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A      1,000.00           1,007.08          3.54%          17.92
Class B      1,000.00           1,003.74          4.20%          21.26
Class C      1,000.00           1,003.69          4.21%          21.31
-------------------------------------------------------------------------
ALTERNATIVES DIVERSIFIER FUND #
-------------------------------------------------------------------------
ACTUAL
Class A     $1,000.00          $  921.60          0.30%         $ 1.44
Class C      1,000.00             917.30          1.05%           5.03
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A      1,000.00           1,023.48          0.30%           1.52
Class C      1,000.00           1,019.68          1.05%           5.32
-------------------------------------------------------------------------
WEALTH ACCUMULATOR FUND #
-------------------------------------------------------------------------
ACTUAL
Class A     $1,000.00          $  866.80          0.27%         $ 1.26
Class C      1,000.00             864.60          1.02%           4.75
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A      1,000.00           1,023.63          0.27%           1.37
Class C      1,000.00           1,019.84          1.02%           5.16
-------------------------------------------------------------------------
WEALTH BUILDER FUND #
-------------------------------------------------------------------------
ACTUAL
Class A     $1,000.00          $  888.00          0.22%         $ 1.04
Class C      1,000.00             884.60          0.97%           4.57
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A      1,000.00           1,023.89          0.22%           1.11
Class C      1,000.00           1,020.09          0.97%           4.91
-------------------------------------------------------------------------
WEALTH GUARDIAN FUND #
-------------------------------------------------------------------------
ACTUAL
Class A     $1,000.00          $  904.80          0.22%         $ 1.05
Class C      1,000.00             900.90          0.97%           4.61
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A      1,000.00           1,023.89          0.22%           1.11
Class C      1,000.00           1,020.09          0.97%           4.91

                           VIRTUS OPPORTUNITIES TRUST
                     DISCLOSURE OF FUND EXPENSES (CONTINUED)
   FOR THE SIX-MONTH PERIOD OF APRIL 1, 2008 TO SEPTEMBER 30, 2008 (UNAUDITED)

EXPENSE TABLE

-------------------------------------------------------------------------
            Beginning           Ending         Annualized   Expenses Paid
          Account Value      Account Value       Expense        During
          April 1, 2008   September 30, 2008      Ratio        Period*
-------------------------------------------------------------------------
BOND FUND
-------------------------------------------------------------------------
ACTUAL
Class A     $1,000.00          $  969.60          0.95%         $ 4.68
Class B      1,000.00             965.70          1.71%           8.40
Class C      1,000.00             966.70          1.70%           8.36
Class I      1,000.00             971.00          0.65%           3.20
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A      1,000.00           1,020.19          0.95%           4.81
Class B      1,000.00           1,016.34          1.71%           8.66
Class C      1,000.00           1,016.39          1.70%           8.61
Class I      1,000.00           1,021.71          0.65%           3.29
-------------------------------------------------------------------------
CA TAX-EXEMPT BOND FUND
-------------------------------------------------------------------------
ACTUAL
Class A     $1,000.00          $  973.56          0.85%         $ 4.19
Class I      1,000.00             975.62          0.60%           2.96
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A      1,000.00           1,020.70          0.85%           4.30
Class I      1,000.00           1,021.96          0.60%           3.04
-------------------------------------------------------------------------
CORE BOND FUND
-------------------------------------------------------------------------
ACTUAL
Class A     $1,000.00          $  955.20          1.00%         $ 4.89
Class B      1,000.00             951.30          1.75%           8.54
Class C      1,000.00             951.50          1.75%           8.54
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A      1,000.00           1,019.94          1.00%           5.06
Class B      1,000.00           1,016.14          1.75%           8.86
Class C      1,000.00           1,016.14          1.75%           8.86
-------------------------------------------------------------------------
HIGH YIELD FUND
-------------------------------------------------------------------------
ACTUAL
Class A     $1,000.00          $  927.10          1.34%         $ 6.46
Class B      1,000.00             924.40          2.09%          10.05
Class C      1,000.00             924.70          2.09%          10.06
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A      1,000.00           1,018.22          1.34%           6.78
Class B      1,000.00           1,014.42          2.09%          10.58
Class C      1,000.00           1,014.42          2.09%          10.58
-------------------------------------------------------------------------
MONEY MARKET FUND
-------------------------------------------------------------------------
ACTUAL
Class A     $1,000.00          $1,009.80          0.76%         $ 3.82
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A      1,000.00           1,021.15          0.76%           3.85
-------------------------------------------------------------------------
MULTI-SECTOR FIXED INCOME FUND
-------------------------------------------------------------------------
ACTUAL
Class A     $1,000.00          $  926.70          1.18%         $ 5.68
Class B      1,000.00             924.00          1.93%           9.28
Class C      1,000.00             923.40          1.93%           9.28
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A      1,000.00           1,019.03          1.18%           5.97
Class B      1,000.00           1,015.23          1.93%           9.77
Class C      1,000.00           1,015.23          1.93%           9.77

EXPENSE TABLE

-------------------------------------------------------------------------
            Beginning           Ending         Annualized   Expenses Paid
          Account Value      Account Value       Expense        During
          April 1, 2008   September 30, 2008      Ratio        Period*
-------------------------------------------------------------------------
SENIOR FLOATING RATE FUND
-------------------------------------------------------------------------
ACTUAL
Class A     $1,000.00          $  978.40          1.20%         $ 5.94
Class C      1,000.00             974.80          1.96%           9.68
Class I      1,000.00             979.50          0.95%           4.70
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A      1,000.00           1,018.92          1.20%           6.08
Class C      1,000.00           1,015.08          1.96%           9.92
Class I      1,000.00           1,020.19          0.95%           4.81
-------------------------------------------------------------------------
WORLDWIDE STRATEGIES FUND
-------------------------------------------------------------------------
ACTUAL
Class A     $1,000.00          $  799.00          1.69%         $ 7.60
Class B      1,000.00             797.00          2.44%          10.96
Class C      1,000.00             796.30          2.44%          10.96
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A      1,000.00           1,016.44          1.69%           8.56
Class B      1,000.00           1,012.65          2.44%          12.35
Class C      1,000.00           1,012.65          2.44%          12.35

* Expenses are equal to the Funds' annualized expense ratio which includes waived fees, reimbursed expenses and dividends on short sales, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 days to reflect the one-half year period. Exceptions noted under ++.

++ Inception date is June 6, 2008. Expenses are equal to the Fund's annualized expense ratio, which includes waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (113) expenses were accrued, then divided by 366 to reflect the period since inception.

# For the fund of funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

     Expenses Paid During Period for the following funds include extraordinary expenses which include, but are not limited to, trust consolidation expenses and/or merger expenses. If such expenses were excluded, Expenses Paid During Period would have been as follows:

                         Hypothetical
                      (5% return before
Fund         Actual       expenses)
----         ------   -----------------
BOND FUND
   Class A    $4.58         $4.71
   Class B     8.26          8.51
   Class C     8.21          8.45
   Class I     3.06          3.14

You can find more information about the Funds' expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

                                                                 TICKER SYMBOLS:
AN ALTERNATIVE INVESTMENT FUND                                   Class A: PGUAX
                                                                 Class C: PGUCX
GLOBAL INFRASTRUCTURE FUND                                       Class I: PGIUX

[ ] VIRTUS GLOBAL INFRASTRUCTURE FUND ("GLOBAL INFRASTRUCTURE FUND" OR THE "FUND") is diversified and has an investment objective to seek both capital appreciation and current income.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned (15.63)%; Class C shares returned (16.18)%; Class I shares returned (17.51)%* (since inception, June 6, 2008). For the same period, the S&P 500(R) Index, a broad-based equity index, returned (21.98)%; the Global Infrastructure Fund Composite Index, the Fund's style-specific benchmark appropriate for comparison which, effective September 1, 2008, consists of the MSCI World Infrastructure Sector Capped Index, returned (17.86)%. Prior to September 1, 2008, the Fund's Composite Index consisted of 65% MSCI USA Utilities Index, 20% MSCI World Telecom Services Index, and 15% MSCI World ex USA/Utilities Index.

*    Returns less than 1 year are not annualized.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] Effective August 18, 2008, the Fund changed its name and enhanced its strategy to include energy and transportation infrastructure sectors in addition to the communications and utilities infrastructure sectors already in the Fund. As a result, our comments relate to those sectors owned in the Fund for the majority of the year.

[ ] During the last 12 months the fundamentals of the utilities sector have remained strong. However, due to economic and credit concerns, primarily during the last quarter, the stocks have come under pressure. Given the essential nature of utility services, we expect that softening of demand will be relatively modest. Additionally, the utilities owned in the portfolio have significant portions of their revenues under the purview of state or federal regulatory authorities. In the current environment such regulation is a source of stability, and mandated environmental and renewable capital expenditures provide the opportunity for growth. Utilities should also be able to navigate through the credit crisis relatively unscathed given that the companies are not over-leveraged, and their secure revenue profiles provide cash flow visibility.

[ ] The last 12 months have been mixed for the communications sector. Financially, the companies have solid balance sheets with low levels of debt and strong cash flows. This supports attractive dividends across most of the sector. Operationally, growth in wireless has been driven by adoption of smart phones and increased data usage. Concern about the health and stability of the fixed line business has once again been raised as cable continues to make inroads into this segment. Additionally, broadband is showing signs of maturity. As the economy weakened over the course of the year, investors have debated whether communications remains an essential service. We believe that communications services overall will continue to be viewed as non-discretionary, but the mix may be different than in past economic slowdowns as wireless is now considered to be more necessary than fixed-line services.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] For the fiscal year, the Fund outperformed its blended benchmark primarily due to strong stock selection in the communications and utilities sectors. The overweight in communications detracted from performance as that sector underperformed utilities.

[ ] On a regional basis, stock selection contributed positively to performance both in Europe and North America. The Fund's overweight in Europe and underweight in North America and Asia was a modest detractor to performance as European components in the benchmark underperformed the North American and Asian components.

     FOREIGN INVESTING INVOLVES SPECIAL RISKS SUCH AS CURRENCY FLUCTUATION AND LESS PUBLIC DISCLOSURE, AS WELL AS ECONOMIC AND POLITICAL RISKS. BECAUSE THE FUND IS HEAVILY WEIGHTED IN THE UTILITIES SECTOR, IT WILL BE IMPACTED BY THAT SECTOR'S PERFORMANCE MORE THAN A FUND WITH BROADER SECTOR DIVERSIFICATION.

   For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

AN ALTERNATIVE INVESTMENT FUND

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/08
--------------------------------------------------------------------------------

                                                       Inception   Inception
                                             1 year   to 9/30/08      Date
----------------------------------------------------------------------------
CLASS A SHARES AT NAV(2)                     (15.63)%    7.01%      12/30/04
----------------------------------------------------------------------------
CLASS A SHARES AT POP(3,4)                   (20.48)%    5.33%      12/30/04
----------------------------------------------------------------------------
CLASS C SHARES AT NAV(2)                     (16.18)%    6.22%      12/30/04
----------------------------------------------------------------------------
CLASS C SHARES WITH CDSC(4)                  (16.18)%    6.22%      12/30/04
----------------------------------------------------------------------------
CLASS I SHARES AT NAV                            --%   (17.51)%       6/6/08
----------------------------------------------------------------------------
S&P 500(R) INDEX                             (21.98)%  NOTE 5         NOTE 5
----------------------------------------------------------------------------
GLOBAL INFRASTRUCTURE FUND COMPOSITE INDEX   (17.86)%  NOTE 6         NOTE 6
----------------------------------------------------------------------------

FUND EXPENSE RATIOS(7): A SHARES: GROSS 1.22%, NET 1.15%; C SHARES: GROSS 1.97%, NET 1.90%; I SHARES: GROSS 0.97%, NET 0.90%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5) INDEX PERFORMANCE IS 0.94% FOR CLASS A AND CLASS C (SINCE 12/30/04) AND (13.71)% FOR CLASS I (SINCE 6/6/08).
(6) INDEX PERFORMANCE IS 7.53% FOR CLASS A AND CLASS C (SINCE 12/30/04) AND (18.95)% FOR CLASS I (SINCE 6/6/08).
(7) PER PROSPECTUS EFFECTIVE 1/31/08. NET EXPENSE: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER.

GROWTH OF $10,000 For periods ended 9/30
--------------------------------------------------------------------------------

                               (PERFORMANCE GRAPH)

        Share Class   Share Class   S&P 500(R)    Composite
         A(1,3,4)        C(1,4)       Index      Index ex US
        -----------   -----------   ----------   -----------
12/04     $ 9,425       $10,000       $10,000      $10,000
 9/05     $10,378       $10,959       $10,291      $11,567
 9/06     $11,381       $11,911       $11,401      $12,702
 9/07     $14,405       $14,964       $13,276      $15,986
 9/08     $12,153       $12,543       $10,358      $13,131

SECTOR WEIGHTINGS as of 9/30/08*
----------------------------------------------------------------------------

---------------------------------------------
Utilities                                 37%
---------------------------------------------
Telecommunication Services                36%
---------------------------------------------
Energy                                    14%
---------------------------------------------
Industrials                               10%
---------------------------------------------
Other (includes short-term investments)    3%
---------------------------------------------

*    % of total investments as of September 30, 2008.

  For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

                                                                 TICKER SYMBOLS:
AN ALTERNATIVE INVESTMENT FUND                                   Class A: PXRAX
                                                                 Class C: PXRCX
INTERNATIONAL REAL ESTATE SECURITIES FUND                        Class I: PXRIX

[ ] VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND ("INTERNATIONAL REAL ESTATE SECURITIES FUND" OR THE "FUND") is non-diversified and has a primary investment objective to seek long-term capital appreciation and a secondary investment objective of income.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned (31.46)%; Class C shares returned (32.09)%; Class I shares returned (31.32)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (23.00)%; FTSE EPRA/NAREIT Global ex U.S. Rental Index, the Fund's style-specific benchmark, appropriate for comparison, returned (35.14)%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] Since the October 2007 inception of the International Real Estate Securities Fund, the investment environment for international real estate equities has been extremely challenging as a result of the well documented credit crisis that has afflicted global investment markets. This challenging environment is well reflected in the negative returns that have been posted by the Fund. In addition to negative local market returns, the U.S. Dollar has appreciated slightly versus most major currencies since the Fund's inception, which has had a negative impact on total returns as well. Thus, overall total returns have been negative and to a far greater degree than has been observed for U.S. real estate equities during the fiscal year.

[ ] We believe the divergence in performance relative to the U.S. can partly be explained by the under-performance of U.S. real estate equities in 2007 relative to international real estate equities. Additionally, we believe U.S. real estate equities have benefited relative to international real estate equities as a result of the more accommodating monetary policy by the U.S. Federal Reserve thus far in 2008 relative to its international central bank peers. Historically, U.S. real estate equities have relatively out-performed other U.S. equity classes during a falling short-term interest rate environment, and that has been the experience year-to-date through September. Lastly, the overall U.S. economic environment was more resilient than expected during the first half of 2008 as compared to the international economic environment, which experienced a significant deterioration in performance. This factor has supported U.S. real estate market fundamentals.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] Despite the negative absolute returns posted by the Fund since inception, the Fund has out-performed its benchmark over both time periods. We believe this out-performance is rooted in our philosophy, style and process, which has been in-place and successfully executed upon for our U.S. real estate equities strategy over the last decade. More specifically, we believe our out-performance relative to our benchmark has been driven by superior stock selection, which has allowed us to avoid many of the value-traps and land mines that have been present in this challenging environment. Additionally, we believe our focus on companies with a "rental" business profile has served us well, given the lower economic sensitivity of these companies' revenue streams relative to their "non-rental" peers.

[ ] Going forward, we expect the landscape for investing in international real estate equities to remain challenging at least through the balance of 2008 and possibly into 2009. However, by adhering to our investment process we believe we can continue to perform well relative to our benchmark and our peers.

     FOREIGN INVESTING INVOLVES SPECIAL RISKS SUCH AS CURRENCY FLUCTUATION AND LESS PUBLIC DISCLOSURE, AS WELL AS ECONOMIC AND POLITICAL RISKS. INVESTING IN REITS INVOLVES CERTAIN RISKS SUCH AS REFINANCING, CHANGES IN THE VALUE OF PROPERTIES REITS OWN, DEPENDENCY ON MANAGEMENT SKILLS, ECONOMIC IMPACT ON THE INDUSTRY AND RISKS SIMILAR TO THOSE LINKED TO SMALL-COMPANY INVESTING.

  For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

AN ALTERNATIVE INVESTMENT FUND

AVERAGE ANNUAL TOTAL RETURNS(1) for period ended 9/30/08
--------------------------------------------------------------------------------

                                                Inception   Inception
                                               to 9/30/08      Date
--------------------------------------------------------------------
CLASS A SHARES AT NAV(2)                        (31.46)%     10/1/07
--------------------------------------------------------------------
CLASS A SHARES AT POP(3,4)                      (35.40)%     10/1/07
--------------------------------------------------------------------
CLASS C SHARES AT NAV(2)                        (32.09)%     10/1/07
--------------------------------------------------------------------
CLASS C SHARES WITH CDSC(4)                     (32.09)%     10/1/07
--------------------------------------------------------------------
CLASS I SHARES AT NAV                           (31.32)%     10/1/07
--------------------------------------------------------------------
S&P 500(R) INDEX                                (23.00)%     10/1/07
--------------------------------------------------------------------
FTSE EPRA/NAREIT GLOBAL EX U.S. RENTAL INDEX    (35.14)%     10/1/07
--------------------------------------------------------------------

FUND EXPENSE RATIOS(5): A SHARES: GROSS 1.79%, NET 1.50%; C SHARES: GROSS 2.54%, NET 2.25%; CLASS I SHARES: GROSS 1.54%, NET 1.25%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5) PER PROSPECTUS EFFECTIVE 1/31/08. NET EXPENSE: EXPENSES REDUCED BY A CONTRACTUAL FEE WAIVER IN EFFECT THROUGH 1/31/09. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF CONTRACTUAL FEE WAIVER.

GROWTH OF $10,000 For period ended 9/30
--------------------------------------------------------------------------------

                              (PERFORMANCE GRAPH)

                                                               FTSE EPRA/NAREIT
        Share Class   Share Class   Share Class   S&P 500(R)    Global ex U.S.
         A(1,3,4)        C(1,4)          I           Index       Rental Index
        -----------   -----------   -----------   ----------   ----------------
10/07      $9,425       $10,000       $10,000       $10,000         $10,000
 9/08      $6,460       $ 6,791       $ 6,868       $ 7,700         $ 6,486

SECTOR WEIGHTINGS as of 9/30/08*
----------------------------------------------------------------------------

---------------------------------------------
Retail REITS                              44%
---------------------------------------------
Real Estate Management & Development      18%
---------------------------------------------
Office REITS                              13%
---------------------------------------------
Diversified REITS                          8%
---------------------------------------------
Industrial REITS                           6%
---------------------------------------------
Specialized REITS                          6%
---------------------------------------------
Residential REITS                          2%
---------------------------------------------
Other (includes short-term investments)    3%
---------------------------------------------

*    % of total investments as of September 30, 2008.

  For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

                                                                 TICKER SYMBOLS:
AN ALTERNATIVE INVESTMENT FUND                                   Class A: EMNAX
                                                                 Class B: EMNBX
MARKET NEUTRAL FUND                                              Class C: EMNCX

[ ] VIRTUS MARKET NEUTRAL FUND ("MARKET NEUTRAL FUND" OR THE "FUND") is diversified and has an investment objective to seek long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned (5.36)%, Class B shares returned (6.04)% and Class C shares returned (6.04)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (21.98)%, and the Citigroup 90-Day Treasury Bills Index, which is the Fund's style-specific index appropriate for comparison, returned 2.55%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] Global equity markets began stumbling in August 2007 and the decline steepened late in the 4th quarter of '07. This volatility continued as we began 2008. The failure and subsequent acquisition of Bear Stearns marked an historic turning point in March, as the pervasiveness of the sub-prime backed securities was revealed.

[ ] Oil continued its record-breaking climb (along w/most commodities) to $149/bbl by mid-July before collapsing in the face of a global recession.

[ ] While equity markets seemingly struggled to limit losses, the biggest drops would not come until late September, after Barclays snatched up Lehman Brothers. Oil prices crumbled to $63 and hopes for a global "growth recession" were dashed.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The Multi-Alpha Market Neutral Equity strategy did not perform to our expectations, slipping roughly 3% during the YTD period through 9/30 (The Boston Company Asset Management began managing the Virtus Market Neutral Fund in mid-January '08). However, relative to the MSCI World (down 24%) and the S&P 500 (down 19%), the Virtus Market Neutral Fund has protected capital relatively well.

[ ] With that said, however, it has been the irrational, momentum-driven market that has hurt performance and caused our stock selection to struggle. In the first several quarters of '08, valuations mattered very little (even valuations based upon normalized earnings estimates) and price momentum drove stock returns. As the third quarter progressed, valuation factor efficacy returned, but extreme volatility magnified investor fears, and fundamentals seemingly became detached from price movements.

[ ] We have seen markets in the past where fundamentals have become detached from stock movements, and history has taught us that sticking to our time-proven philosophy and process insures success when rational behavior returns (and it always does). As always, we continue to believe that solid companies with strong management teams, healthy balance sheets, and good growth prospects will outperform in the medium and long-term, and we continue to utilize the depth and breadth of our investment research capabilities to find those companies.

     INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES RISKS, SUCH AS RELATIVELY LOW TRADING VOLUMES, MORE PRICE VOLATILITY AND LESS LIQUIDITY THAN SECURITIES FROM LARGER, MORE ESTABLISHED COMPANIES. INVESTING IN FUNDS THAT USE AGGRESSIVE INVESTMENT STRATEGIES SUCH AS SHORT SELLING, LEVERAGE, AND THE USE OF DERIVATIVES MAY PRODUCE HIGHER LOSSES THAN FUNDS THAT DO NOT USE THESE INVESTMENT STRATEGIES.

  For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

AN ALTERNATIVE INVESTMENT FUND

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 09/30/08
--------------------------------------------------------------------------------

                                        1 year   5 years   10 years
-------------------------------------------------------------------
CLASS A SHARES AT NAV(2)                 (5.36)%  (2.25)%    0.02%
-------------------------------------------------------------------
CLASS A SHARES AT POP(3,4)              (10.80)%  (3.40)%   (0.57)%
-------------------------------------------------------------------
CLASS B SHARES AT NAV(2)                 (6.04)%  (2.97)%   (0.69)%
-------------------------------------------------------------------
CLASS B SHARES WITH CDSC(4)              (9.76)%  (3.16)%   (0.69)%
-------------------------------------------------------------------
CLASS C SHARES AT NAV(2)                 (6.04)%  (2.96)%   (0.70)%
-------------------------------------------------------------------
CLASS C SHARES WITH CDSC(4)              (6.04)%  (2.96)%   (0.70)%
-------------------------------------------------------------------
S&P 500(R) INDEX                        (21.98)%   5.17%     3.06%
-------------------------------------------------------------------
CITIGROUP 90-DAY TREASURY BILLS INDEX     2.55%    3.09%     3.39%
-------------------------------------------------------------------

FUND EXPENSE RATIOS(5): A SHARES: GROSS 3.88% (WHICH INCLUDES 1.64% OF DIVIDENDS ON SHORT SALES), NET 3.41% (WHICH INCLUDES 1.64% OF DIVIDENDS ON SHORT SALES); B
SHARES: GROSS 4.63% (WHICH INCLUDES 1.64% OF DIVIDENDS ON SHORT SALES), NET 4.16% (WHICH INCLUDES 1.64% OF DIVIDENDS ON SHORT SALES); C SHARES: GROSS 4.63% (WHICH INCLUDES 1.64% OF DIVIDENDS ON SHORT SALES), NET 4.16% (WHICH INCLUDES 1.64% OF DIVIDENDS ON SHORT SALES).

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A SIX YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1.25% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5) PER PROSPECTUS EFFECTIVE 1/31/08. NET EXPENSE: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER.

GROWTH OF $10,000 For periods ended 9/30
--------------------------------------------------------------------------------

                              (PERFORMANCE GRAPH)

                                                              Citigroup 90-Day
       Share Class   Share Class   Share Class   S&P 500(R)    Treasury Bills
        A(1,3,4)        B(1,4)       C(1,4)         Index           Index
       -----------   -----------   -----------   ----------   ----------------
9/98     $ 9,425       $10,000       $10,000       $10,000        $10,000
9/99     $ 9,191       $ 9,682       $ 9,672       $12,773        $10,463
9/00     $ 8,831       $ 9,242       $ 9,229       $14,480        $11,051
9/01     $10,057       $10,448       $10,439       $10,624        $11,608
9/02     $11,767       $12,135       $12,118       $ 8,448        $11,837
9/03     $10,587       $10,844       $10,831       $10,511        $11,982
9/04     $10,745       $10,921       $10,909       $11,969        $12,106
9/05     $11,052       $11,162       $11,150       $13,434        $12,410
9/06     $10,448       $10,469       $10,454       $14,884        $12,958
9/07     $ 9,982       $ 9,928       $ 9,921       $17,331        $13,607
9/08     $ 9,447       $ 9,328       $ 9,321       $13,522        $13,953

SECTOR WEIGHTINGS as of 9/30/08*
----------------------------------------------------------------------------

                                             Long       Short
                                          Positions   Positions
---------------------------------------------------------------
Consumer Discretionary                        18%         19%
---------------------------------------------------------------
Health Care                                   15%         16%
---------------------------------------------------------------
Financials                                    15%         16%
---------------------------------------------------------------
Consumer Staples                              13%         10%
---------------------------------------------------------------
Industrials                                    9%         13%
---------------------------------------------------------------
Information Technology                         9%          8%
---------------------------------------------------------------
Utilities/Materials                            7%          8%
---------------------------------------------------------------
Other (includes short-term investments)       14%         10%
---------------------------------------------------------------

*    % of total investments as of September 30, 2008

   For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

                                                                 TICKER SYMBOLS:
FUND OF FUNDS                                                    Class A: PDPAX
                                                                 Class C: PDPCX
ALTERNATIVES DIVERSIFIER FUND

[ ] VIRTUS ALTERNATIVES DIVERSIFIER FUND ("DIVERSIFIER FUND" OR THE "FUND") is diversified and has an investment objective of seeking long-term capital appreciation.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned (8.94)%; Class C shares returned (9.71)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (21.98)%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ]  During the Fund's fiscal year, equity markets struggled:

     [ ] In the United States, the Standard & Poor's 500 Index lost nearly 22%, while the Russell 2000 index of small-capitalization stocks declined by over 16%.

     [ ] International markets fared even worse, with the MSCI EAFE Index declining 30.5% for the period.

Real Estate investment trusts (REIT) performed somewhat better for the period, declining a little over 11% according to the FTSE NAREIT Equity REIT Index.

Fixed income markets were very much a story about credit, with government bonds having positive returns, while lower quality bonds, such as high yield bonds, lost money over the course of the year.

[ ] The commodities markets, as measured by the Dow Jones-AIG Commodity Total Return Index, were down 5.8% during the fiscal year.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The Fund performed well relative to the Standard & Poor's 500 Equity Index, but still posted a negative return on the year.

[ ] The Fund's investment in a market neutral strategy helped relative performance, while domestic and global REIT exposure, as well as utility/infrastructure exposure, hurt relative performance.

[ ] Commodity exposure was a net relative positive contributor, however, the extreme volatility and summer collapse of commodity prices, and the commensurate drop in the equities with commodity exposure, hurt the end of fiscal year performance.

     THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EXCHANGE TRADED FUNDS (ETFS) WILL FLUCTUATE IN VALUE, SO THAT WHEN SHARES ARE SOLD OR REDEEMED THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED. TRACKING ERROR, MANAGEMENT EXPENSES, AND LIQUIDITY OF THE MARKET THAT THE ETF INVESTS IN CAN LEAD TO RETURNS THAT DON'T MATCH THAT OF THE MARKET. EVERY TIME YOU BUY OR SELL AN ETF, YOU PAY A BROKERAGE COMMISSION. FOR SOME INVESTORS, THESE FEES CAN OFFSET THE LOWER ANNUAL COSTS THAT ETFS USUALLY CHARGE.

     FOREIGN INVESTING INVOLVES SPECIAL RISKS SUCH AS CURRENCY FLUCTUATION AND LESS PUBLIC DISCLOSURE, AS WELL AS ECONOMIC AND POLITICAL RISKS.

  For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

FUND OF FUNDS

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/08
--------------------------------------------------------------------------------

                                        Inception   Inception
                              1 year   to 9/30/08      Date
-------------------------------------------------------------
CLASS A SHARES AT NAV(2)       (8.94)%    3.56%      11/30/05
-------------------------------------------------------------
CLASS A SHARES AT POP(3,4)    (14.18)%    1.42%      11/30/05
-------------------------------------------------------------
CLASS C SHARES AT NAV(2)       (9.71)%    2.76%      11/30/05
-------------------------------------------------------------
CLASS C SHARES WITH CDSC(4)    (9.71)%    2.76%      11/30/05
-------------------------------------------------------------
S&P 500(R) INDEX              (21.98)%   (0.49)%     11/30/05
-------------------------------------------------------------

FUND EXPENSE RATIOS(5): A SHARES: GROSS 0.51%, NET 0.30%; C SHARES: GROSS 1.26%, NET 1.05%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5) PER PROSPECTUS EFFECTIVE 1/31/08. NET EXPENSE: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER AND EXCLUDING EXTRAORDINARY EXPENSES. GROSS EXPENSE:
     DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER. EXPENSE RATIOS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE UNDERLYING FUNDS.

GROWTH OF $10,000 For periods ended 9/30
--------------------------------------------------------------------------------

                               (PERFORMANCE GRAPH)

        Share Class   Share Class   S&P 500(R)
         A(1,3,4)        C(1,4)       Index
        -----------   -----------   ----------
11/05     $ 9,425       $10,000      $10,000
 9/06     $10,059       $10,606      $10,855
 9/07     $11,431       $11,965      $12,640
 9/08     $10,409       $10,803      $ 9,862

FUND INVESTMENT ALLOCATION as of 9/30/08*

----------------------------
Domestic Equity Funds   41%
----------------------------
Exchange Traded Funds   32%
----------------------------
Foreign Equity Funds    27%
----------------------------

*    % of total investments as of September 30, 2008.

  For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

FUND OF FUNDS                                                    TICKER SYMBOLS:
                                                                 Class A: PWAAX
WEALTH ACCUMULATOR FUND                                          Class C: PWACX

[ ] VIRTUS WEALTH ACCUMULATOR FUND ("WEALTH ACCUMULATOR FUND" OR THE "FUND") is diversified and has an investment objective of seeking long-term capital appreciation.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned (24.20)%; Class C shares returned (24.68)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (21.98)%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ]  During the Fund's fiscal year, equity markets struggled:

     [ ] In the United States, the Standard & Poor's 500 Index lost nearly 22%, while the Russell 2000 index of small-capitalization stocks declined by over 16%.

     [ ] International markets fared even worse, with the MSCI EAFE Index declining 30.5% for the period.

Real Estate investment trusts (REIT) performed somewhat better for the period, declining a little over 11% according to the FTSE NAREIT Equity REIT Index.

Fixed income markets were very much a story about credit, with government bonds having positive returns, while lower quality bonds, such as high yield bonds, lost money over the course of the year.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The fund's substantial exposure to equity markets worldwide drove performance during the year. The difficult stock markets globally hurt overall performance.

[ ] The Fund's performance was negatively impacted by its allocation to non-U.S. equity markets, as those markets generally performed even more poorly than U.S. equity markets. The Fund's REIT and market neutral exposure did help relative performance, although both strategies did drop some in value, they did outperform other broad market indexes.

     FOREIGN INVESTING INVOLVES SPECIAL RISKS SUCH AS CURRENCY FLUCTUATION AND LESS PUBLIC DISCLOSURE, AS WELL AS ECONOMIC AND POLITICAL RISKS. INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES RISKS, SUCH AS RELATIVELY LOW TRADING VOLUMES, MORE PRICE VOLATILITY AND LESS LIQUIDITY THAN SECURITIES FROM LARGER, MORE ESTABLISHED COMPANIES.

  For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

FUND OF FUNDS

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/08
--------------------------------------------------------------------------------

                                           Inception    Inception
                                1 year    to 9/30/08      Date
----------------------------------------------------------------
CLASS A SHARES AT NAV(2)       (24.20)%      0.01%       8/04/05
----------------------------------------------------------------
CLASS A SHARES AT POP(3,4)     (28.56)%     (1.85)%      8/04/05
----------------------------------------------------------------
CLASS C SHARES AT NAV(2)       (24.68)%     (0.73)%      8/04/05
----------------------------------------------------------------
CLASS C SHARES WITH CDSC(4)    (24.68)%     (0.73)%      8/04/05
----------------------------------------------------------------
S&P 500(R) INDEX               (21.98)%      0.12%       8/04/05
----------------------------------------------------------------

FUND EXPENSE RATIOS(5): A SHARES: GROSS 0.42%, NET 0.20%; C SHARES: GROSS 1.17%, NET 0.95%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5) PER PROSPECTUS EFFECTIVE 1/31/08. NET EXPENSE: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER (DISCONTINUED EFFECTIVE SEPTEMBER 22, 2008). GROSS
     EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER. EXPENSE RATIOS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE UNDERLYING FUNDS.

GROWTH OF $10,000 For periods ended 9/30
--------------------------------------------------------------------------------

                               (PERFORMANCE GRAPH)

       Share Class   Share Class   S&P 500(R)
        A(1,3,4)        C(1,4)       Index
       -----------   -----------   ----------
8/05     $ 9,425       $10,000      $10,000
9/05     $ 9,529       $10,100      $ 9,973
9/06     $10,484       $11,018      $11,050
9/07     $12,437       $12,975      $12,866
9/08     $ 9,428       $ 9,773      $10,039

FUND INVESTMENT ALLOCATION as of 9/30/08*

---------------------------
Domestic Equity Funds   73%
---------------------------
Foreign Equity Funds    27%
---------------------------

*    % of total investments as of September 30, 2008.

  For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

FUND OF FUNDS                                                    TICKER SYMBOLS:
                                                                 Class A: PWBAX
WEALTH BUILDER FUND                                              Class C: PWBCX

[ ] VIRTUS WEALTH BUILDER FUND ("WEALTH BUILDER FUND" OR THE "FUND") is diversified and has an investment objective of seeking long-term capital appreciation.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned (19.66)%; Class C shares returned (20.35)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (21.98)%; the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 3.65%; and the Wealth Builder Fund Composite Index, the Fund's style-specific benchmark, returned (17.23)%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ]  During the Fund's fiscal year, equity markets struggled:

[ ] In the United States, the Standard & Poor's 500 Index lost nearly 22%, while the Russell 2000 index of small-capitalization stocks declined by over 16%.

[ ] International markets fared even worse, with the MSCI EAFE Index declining 30.5% for the period.

Real Estate investment trusts (REIT) performed somewhat better for the period, declining a little over 11% according to the FTSE NAREIT Equity REIT Index.

Fixed income markets were very much a story about credit, with government bonds having positive returns, while lower quality bonds, such as high yield bonds, lost money over the course of the year.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The fund's substantial exposure to equity markets worldwide drove performance during the year. The difficult stock markets globally hurt overall performance.

[ ] The Fund's performance was negatively impacted by its allocation to non-U.S. equity markets, as those markets generally performed even more poorly than U.S. equity markets. The Fund's REIT and market neutral exposure did help relative performance, although both strategies did drop some in value, they did outperform other broad market indexes.

[ ] The Fund's 20% allocation to fixed income funds did help relative performance, but many of the underlying funds within the fixed income portion had a greater weighting to credit product (non-Treasury government), and thus that hurt absolute performance.

     FOREIGN INVESTING INVOLVES SPECIAL RISKS SUCH AS CURRENCY FLUCTUATION AND LESS PUBLIC DISCLOSURE, AS WELL AS ECONOMIC AND POLITICAL RISKS. INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES RISKS, SUCH AS RELATIVELY LOW TRADING VOLUMES, MORE PRICE VOLATILITY AND LESS LIQUIDITY THAN SECURITIES FROM LARGER, MORE ESTABLISHED COMPANIES.

  For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

FUND OF FUNDS

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/08
--------------------------------------------------------------------------------

                                                                  Inception   Inception
                                              1 year   5 years   to 9/30/08      Date
--------------------------------------------------------------------------------------
CLASS A SHARES AT NAV(2)                     (19.66)%   4.17%       4.28%      8/01/03
--------------------------------------------------------------------------------------
CLASS A SHARES AT POP(3,4)                   (24.28)%   2.95%       3.09%      8/01/03
--------------------------------------------------------------------------------------
CLASS C SHARES AT NAV(2)                     (20.35)%   3.41%       3.50%      8/01/03
--------------------------------------------------------------------------------------
CLASS C SHARES WITH CDSC(4)                  (20.35)%   3.41%       3.50%      8/01/03
--------------------------------------------------------------------------------------
S&P 500(R) INDEX                             (21.98)%   5.17%       5.38%      8/01/03
--------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX     3.65%    3.78%       4.33%      8/01/03
--------------------------------------------------------------------------------------
WEALTH BUILDER FUND COMPOSITE INDEX          (17.23)%   4.99%       5.26%      8/01/03
--------------------------------------------------------------------------------------

FUND EXPENSE RATIOS(5): A SHARES: GROSS 0.42%, NET 0.20%; C SHARES: GROSS 1.17%, NET 0.95%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5) PER PROSPECTUS EFFECTIVE 1/31/08. NET EXPENSE: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER (DISCONTINUED EFFECTIVE SEPTEMBER 22, 2008). GROSS
     EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER. EXPENSE RATIOS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE UNDERLYING FUNDS.

GROWTH OF $10,000 For periods ended 9/30
--------------------------------------------------------------------------------

                               (PERFORMANCE GRAPH)

                                                                        Wealth Builder
                                                Barclays Capital   Composite: 80% S&P 500/20%
       Share Class   Share Class   S&P 500(R)    U.S. Aggregate       Barclays Capital U.S.
        A(1,3,4)       C(1,4)        Index        Bond Index         Aggregate Bond Index
       -----------   -----------   ----------   ----------------   --------------------------
8/03     $ 9,425       $10,000       $10,000         $10,000                 $10,000
9/03     $ 9,538       $10,100       $10,191         $10,338                 $10,221
9/04     $10,528       $11,074       $11,603         $10,718                 $11,431
9/05     $11,576       $12,084       $13,024         $11,018                 $12,616
9/06     $12,603       $13,063       $14,430         $11,422                 $13,797
9/07     $14,567       $14,999       $16,802         $12,009                 $15,751
9/08     $11,702       $11,946       $13,109         $12,447                 $13,038

FUND INVESTMENT ALLOCATION as of 9/30/08*

---------------------------------
Domestic Equity Funds         57%
---------------------------------
Foreign Equity Funds          24%
---------------------------------
Domestic Fixed Income Funds   19%
---------------------------------

*    % of total investments as of September 30, 2008.

  For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

FUND OF FUNDS                                                    TICKER SYMBOLS:
                                                                 Class A: PSWAX
WEALTH GUARDIAN FUND                                             Class C: PSWCX

[ ] VIRTUS WEALTH GUARDIAN FUND ("WEALTH GUARDIAN FUND" OR THE "FUND") is diversified and has an investment objective of seeking long-term capital appreciation and current income.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned (15.94)%; Class C shares returned (16.59)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (21.98)%; the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 3.65%; and the Wealth Guardian Fund Composite Index, the Fund's style-specific benchmark, returned (12.29)%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ]  During the Fund's fiscal year, equity markets struggled:

[ ] In the United States, the Standard & Poor's 500 Index lost nearly 22%, while the Russell 2000 index of small-capitalization stocks declined by over 16%.

[ ] International markets fared even worse, with the MSCI EAFE Index declining 30.5% for the period.

Real Estate investment trusts (REIT) performed somewhat better for the period, declining a little over 11% according to the FTSE NAREIT Equity REIT Index.

Fixed income markets were very much a story about credit, with government bonds having positive returns, while lower quality bonds, such as high yield bonds, lost money over the course of the year.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The Fund's performance reflected its blend of 60% equity investments and 40% fixed income investments.

[ ] The fund's substantial exposure to equity markets worldwide drove performance during the year. The difficult stock markets globally hurt overall performance.

[ ] The Fund's performance was negatively impacted by its allocation to non-U.S. equity markets, as those markets generally performed even more poorly than U.S. equity markets. The Fund's REIT and market neutral exposure did help relative performance, although both strategies did drop some in value, they did outperform other broad market indexes.

[ ] The Fund's 40% allocation to fixed income funds did help relative performance, but many of the underlying funds within the fixed income portion had a greater weighting to credit product (non-Treasury government), and thus that hurt absolute performance.

     AS INTEREST RATES RISE, BOND PRICES FALL. AS SUCH, THIS FUND'S SHARE VALUE MAY DECLINE SUBSTANTIALLY, AND IT IS POSSIBLE TO LOSE A SIGNIFICANT PORTION OF YOUR PRINCIPAL WHEN INTEREST RATES RISE.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

FUND OF FUNDS

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/08
--------------------------------------------------------------------------------

                                                                  Inception   Inception
                                             1 year    5 years   to 9/30/08     Date
--------------------------------------------------------------------------------------
CLASS A SHARES AT NAV(2)                     (15.94)%   3.61%       3.86%      8/01/03
--------------------------------------------------------------------------------------
CLASS A SHARES AT POP(3,4)                   (20.78)%   2.39%       2.68%      8/01/03
--------------------------------------------------------------------------------------
CLASS C SHARES AT NAV(2)                     (16.59)%   2.85%       3.09%      8/01/03
--------------------------------------------------------------------------------------
CLASS C SHARES WITH CDSC(4)                  (16.59)%   2.85%       3.09%      8/01/03
--------------------------------------------------------------------------------------
S&P 500(R) INDEX                             (21.98)%   5.17%       5.38%      8/01/03
--------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX     3.65%    3.78%       4.33%      8/01/03
--------------------------------------------------------------------------------------
WEALTH GUARDIAN FUND COMPOSITE INDEX         (12.29)%   4.76%       5.10%      8/01/03
--------------------------------------------------------------------------------------

FUND EXPENSE RATIOS(5): A SHARES: GROSS 0.41%, NET 0.20%; C SHARES: GROSS 1.16%, NET 0.95%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5) PER PROSPECTUS EFFECTIVE 1/31/08. NET EXPENSE: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER (DISCONTINUED EFFECTIVE SEPTEMBER 22, 2008). GROSS
     EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER. EXPENSE RATIOS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE UNDERLYING FUNDS.

GROWTH OF $10,000 For periods ended 9/30
--------------------------------------------------------------------------------

                              (PERFORMANCE GRAPH)

                                                                        Wealth Guardian
                                                Barclays Capital   Composite: 60% S&P 500/40%
       Share Class   Share Class   S&P 500(R)    U.S. Aggregate      Barclays Capital U.S.
        A(1,3,4)        C(1,4)       Index         Bond Index           Aggregate Index
       -----------   -----------   ----------   ----------------   --------------------------
8/03     $ 9,425       $10,000       $10,000         $10,000                 $10,000
9/03     $ 9,604       $10,170       $10,191         $10,338                 $10,252
9/04     $10,469       $11,011       $11,603         $10,718                 $11,256
9/05     $11,299       $11,798       $13,024         $11,018                 $12,211
9/06     $12,112       $12,551       $14,430         $11,422                 $13,180
9/07     $13,641       $14,032       $16,802         $12,009                 $14,747
9/08     $11,466       $11,703       $13,109         $12,447                 $12,935

FUND INVESTMENT ALLOCATION as of 9/30/08*

---------------------------------
Domestic Equity Funds         43%
---------------------------------
Domestic Fixed Income Funds   41%
---------------------------------
Foreign Equity Funds          16%
---------------------------------

*    % of total investments as of September 30, 2008.

       For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

                                                                 TICKER SYMBOLS:
                                                                 Class A: SAVAX
FIXED INCOME FUNDS                                               Class B: SAVBX
                                                                 Class C: SAVCX
BOND FUND                                                        Class I: SAVYX

[ ] VIRTUS BOND FUND ("BOND FUND" OR THE "FUND") is diversified and has an investment objective to seek high total return from both current income and capital appreciation.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class I shares returned (0.16)%, Class A shares returned (0.49)%, Class B shares returned (1.23)% and Class C Shares returned (1.14)%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 3.65%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] Market performance during the Fund's fiscal year was dominated by the global credit crunch and the pressure it put on bond prices.

[ ] In corporate credit, high yield produced a negative 10.51 percent total return, while high grade corporate bonds lost 4.79 percent.

[ ] The performance of mortgage and asset backed securities was mixed. Agency pass-throughs produced solid positive returns, while non-agency, especially subprime mortgages, struggled.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The Fund successfully navigated the corporate credit shoals by avoiding the most distressed credits, such as Lehman Brothers, Washington Mutual, and the subprime lenders.

[ ] Returns were also bolstered by the solid performance of US Government agency pass-throughs.

[ ] Performance was hindered by exposure to the non-agency mortgage market, specifically, Prime, AAA pass-throughs originated in 2007. While these securities suffered no principal loss, they declined in price in conjunction with other mortgage types that didn't enjoy a Federal guarantee.

[ ] While they comprised a small portion of the portfolio, preferred and junior subordinated obligations of financial institutions also hindered portfolio performance.

     AS INTEREST RATES RISE, BOND PRICES FALL. AS SUCH, THIS FUND'S SHARE VALUE MAY DECLINE SUBSTANTIALLY, AND IT IS POSSIBLE TO LOSE A SIGNIFICANT PORTION OF YOUR PRINCIPAL WHEN INTEREST RATES RISE. THE FUND INVESTS IN SECURITIES GUARANTEED BY THE US GOVERNMENT AS TO THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL, HOWEVER, SHARES OF THE FUND ARE NOT INSURED NOR GUARANTEED.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

FIXED INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/08
--------------------------------------------------------------------------------

                                              1 year   5 years   10 years
------------------------------------------------------------------------
CLASS I SHARES AT NAV                        (0.16)%    2.98%      4.86%
------------------------------------------------------------------------
CLASS A SHARES AT NAV(2)                     (0.49)%    2.70%      4.48%
------------------------------------------------------------------------
CLASS A SHARES AT POP(3)                     (5.21)%    1.71%      3.98%
------------------------------------------------------------------------
CLASS B SHARES AT NAV(2)                     (1.23)%    1.93%      3.70%
------------------------------------------------------------------------
CLASS B SHARES WITH CDSC(4)                  (5.04)%    1.93%      3.70%
------------------------------------------------------------------------
CLASS C SHARES AT NAV(2)                     (1.14)%    1.94%      3.71%
------------------------------------------------------------------------
CLASS C SHARES WITH CDSC(4)                  (1.14)%    1.94%      3.71%
------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX    3.65%     3.78%      5.20%

FUND EXPENSE RATIOS(5): I SHARES: GROSS 0.84%, NET 0.60%; A SHARES: GROSS 1.09%, NET 0.85%; B SHARES: GROSS 1.84%, NET 1.60%; C SHARES: GROSS 1.84%, NET 1.60%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.
(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5) PER PROSPECTUS EFFECTIVE 1/31/08. NET EXPENSE: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER. GROSS EXPENSE; DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER.

GROWTH OF $10,000 For periods ended 9/30
--------------------------------------------------------------------------------

                               (PERFORMANCE GRAPH)

                                                               Barclays Capital
       Share Class   Share Class   Share Class   Share Class    U.S. Aggregate
        A(1,3,4)        B(1,4)       C(1,4)          I           Bond Index
       -----------   -----------   -----------   -----------   ---------------
9/97     $ 9,525       $10,000       $10,000       $10,000         $10,000
9/98     $ 9,759       $10,167       $10,166       $10,351         $ 9,963
9/99     $10,329       $10,681       $10,687       $10,990         $10,660
9/00     $11,315       $11,608       $11,612       $12,071         $12,040
9/01     $11,937       $12,168       $12,172       $12,788         $13,076
9/02     $12,925       $13,073       $13,075       $13,885         $13,783
9/03     $13,485       $13,535       $13,537       $14,516         $14,290
9/04     $13,773       $13,719       $13,720       $14,869         $14,690
9/05     $14,257       $14,103       $14,103       $15,440         $15,229
9/06     $14,840       $14,563       $14,562       $16,107         $16,011
9/07     $14,768       $14,384       $14,397       $16,081         $16,596

SECTOR WEIGHTINGS as of 9/30/08*
----------------------------------------------------------------------------

-------------------------------------------
Agency Mortgage-Backed Securities       40%
-------------------------------------------
Domestic Corporate Bonds                23%
-------------------------------------------
U.S. Government Securities              23%
-------------------------------------------
Foreign Corporate Bonds                  5%
-------------------------------------------
Agency Non-Mortgage-Backed Securities    3%
-------------------------------------------
Non-Agency Mortgage-Backed Securities    1%
-------------------------------------------
Other                                    5%
-------------------------------------------

*    % of total investments as of September 30, 2008.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

FIXED INCOME FUNDS                                               TICKER SYMBOLS:
                                                                 Class A: CTESX
CA TAX-EXEMPT BOND FUND                                          Class I: CTXEX

[ ]  VIRTUS CA TAX-EXEMPT BOND FUND

     ("CA TAX-EXEMPT BOND FUND" OR THE "FUND") is diversified and has an investment objective to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned (1.94)% and Class I shares returned (1.61)%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 3.65%; the Barclays Capital California Municipal Bond Index, the Fund's style-specific benchmark, returned (2.66)%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] The financial markets, including the municipal bond market, are suffering through one of the most difficult periods in more than 70 years. Limited liquidity, severe erosion of investor confidence, and weakening credit fundamentals are three primary factors creating a challenging market.

[ ] As the market's non-traditional investors -- hedge funds and leveraged buyers -- have exited the market en masse, and as mutual funds have experienced increased redemptions, the balance of supply and demand has become distorted causing yields to increase to extreme levels across the entire municipal bond market.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The fund's focus on high-quality issues has been very beneficial to relative performance as credit spreads on all lower quality issues have widened to extreme levels.

[ ] Diversification across the entire yield curve and among a variety of sectors within the municipal bond market has benefited performance as pre-refunded bonds and shorter maturity issues, in which the fund has exposure, were the best performing areas of the market.

     INCOME FROM THE FUND MAY BE SUBJECT TO STATE AND LOCAL TAXES AND THE ALTERNATIVE MINIMUM TAX, IF APPLICABLE. CIRCULAR 230 NOTICE: THE INFORMATION CONTAINED IN THIS COMMUNICATION (INCLUDING ANY ATTACHMENTS) IS NOT INTENDED TO (AND CANNOT) BE USED BY ANYONE TO AVOID PENALTIES UNDER THE INTERNAL REVENUE CODE. THIS COMMUNICATION SUPPORTS THE PROMOTION AND MARKETING OF THE PRODUCTS OR MATTERS DISCUSSED. INDIVIDUALS SHOULD SEEK INDEPENDENT TAX ADVICE BASED ON THEIR OWN CIRCUMSTANCES.

       For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

FIXED INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/08
--------------------------------------------------------------------------------

                                                                                   Inception    Inception
                                                   1 year    5 years    10 years   to 9/30/08      Date
--------------------------------------------------------------------------------------------------------
CLASS A SHARES AT NAV(2)                           (1.94)%    2.08%      3.39%          --            --
--------------------------------------------------------------------------------------------------------
CLASS A SHARES AT POP(3,4)                         (6.60)%    1.09%      2.88%          --            --
--------------------------------------------------------------------------------------------------------
CLASS I SHARES AT NAV                              (1.61)%      --         --         0.22%      9/29/06
--------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX          3.65%     3.78%      5.20%        4.38%      9/29/06
--------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND INDEX   (2.66)%    3.07%      4.18%        0.12%      9/29/06
--------------------------------------------------------------------------------------------------------

FUND EXPENSE RATIOS(5): I SHARES: GROSS 0.77%, NET 0.60%; A SHARES: GROSS 1.02%, NET 0.85%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.
(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO CERTAIN REDEMPTIONS OF CLASS A SHARES MADE WITHIN ONE YEAR FOLLOWING PURCHASES ON WHICH A FINDER'S FEE HAS BEEN PAID.
(5) PER PROSPECTUS EFFECTIVE 1/31/08. NET EXPENSE: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER.

GROWTH OF $10,000 For periods ended 9/30
--------------------------------------------------------------------------------

                              (PERFORMANCE GRAPH)


                       Barclays Capital     Barclays Capital
       Share Class   California Municipal    U.S. Aggregate
         A(1,3,4)         Bond Index           Bond Index
       -----------   --------------------   ----------------
9/98     $ 9,525            $10,000              $10,000
9/99     $ 9,274            $ 9,904              $ 9,963
9/00     $ 9,903            $10,605              $10,660
9/01     $10,827            $11,642              $12,040
9/02     $11,849            $12,647              $13,076
9/03     $11,999            $12,955              $13,783
9/04     $12,418            $13,678              $14,290
9/05     $12,799            $14,369              $14,690
9/06     $13,319            $15,031              $15,229
9/07     $13,562            $15,477              $16,011
9/08     $13,299            $15,066              $16,596

SECTOR WEIGHTINGS as of 9/30/08*
----------------------------------------------------------------------------

---------------------------------------------
Pre-Refunded                              29%
---------------------------------------------
General Obligation                        20%
---------------------------------------------
General Revenue                           16%
---------------------------------------------
Water & Sewer Revenue                      8%
---------------------------------------------
Medical Revenue                            6%
---------------------------------------------
Development Revenue                        6%
---------------------------------------------
Power Revenue                              3%
---------------------------------------------
Other (includes short-term investments)   12%
---------------------------------------------

*    % of total investments as of September 30, 2008.

       For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

                                                                 TICKER SYMBOLS:
FIXED INCOME FUNDS                                               Class A: PHGBX
                                                                 Class B: PUSBX
CORE BOND FUND                                                   Class C: PUSCX

[ ] VIRTUS CORE BOND FUND ("CORE BOND FUND" OR THE "FUND") is diversified and has an investment objective to seek both current income and capital appreciation.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned (2.39)%, Class B shares returned (3.00)% and Class C shares returned (3.10)%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, which is both the broad-based and style-specific fixed income index appropriate for comparison, returned 3.65%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] The broad U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Bond Index returned 3.65% for the fiscal year ended September 30, 2008.

[ ] In the first 7 meetings of the fiscal year (one of which was an unscheduled inter-meeting) the Federal Reserve cut the federal funds rate 2.75% from 4.75% to 2.00%, citing concerns over tightening credit conditions, and a weakening economy. In the remaining 3 meetings, towards the end of 2nd quarter 2008 and early 3rd quarter 2008, as commodities were hitting all time highs and inflation as measured by CPI was heightened, the Federal Reserve left rates unchanged citing concerns of downside risks to growth and upside inflation risks.

[ ] Since the beginning of the fiscal year the yield curve has steepened, with rates declining across the curve but more pronounced at the front end of the curve.

[ ] The credit markets during fiscal year ending September 30, 2008 were extraordinarily volatile. This was primarily due to fear surrounding the subprime mortgage market and its resulting contagion. During this period the economy has showed significant signs of weakening with unemployment on the rise, a deteriorating housing market, and unprecedented stress to the financial system, resulting in a severe lack of liquidity and uncertainty in the market.

[ ] Despite the numerous efforts of the Federal Reserve to inject liquidity into the system these fears caused a very significant flight to quality which resulted in dramatic spread widening in all sectors of the bond market. So significant was this flight to quality, that it caused treasuries to outperform all non-Treasury sectors for the full reporting period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The underperformance of the Fund can be attributed to our underweight to Treasuries in favor of non-Treasury sectors. Treasuries were the best performing sector in the fixed income market as what began the reporting period as a subprime crisis, soon became a credit crisis and ended the reporting period as a near global financial melt-down. The result was shattered confidence, a sharp decline in the stock market and the near shut down of the credit markets as banks essentially stopped lending altogether. This environment produced one of the most severe and prolonged flights to quality ever seen. This environment typically does not favor our style of investing; however, we have maintained diversification in all of our credit intensive sectors and have used the spread widening as an opportunity to invest in high quality issues that have widened in sympathy with the market.

[ ] Our performance was most adversely affected by our use of non-agency mortgages as a substitute for agency mortgages. Agency mortgages were the best performing spread sector, while nonagency mortgages were among the worst. The underperformance in non-agencies can be attributed to the continued deterioration of the housing market as foreclosures continued to ramp up while housing prices declined. Additionally, a large number of downgrades to both individual bonds and bond insurers have put further pressure on the non-agency market.

[ ] Our use of taxable municipal bonds helped the performance of the portfolio. Taxable municipals continued to prove an adequate substitute for investment grade corporates.

     AS INTEREST RATES RISE, BOND PRICES FALL. AS SUCH, THIS FUND'S SHARE VALUE MAY DECLINE SUBSTANTIALLY, AND IT IS POSSIBLE TO LOSE A SIGNIFICANT PORTION OF YOUR PRINCIPAL WHEN INTEREST RATES RISE.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

FIXED INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/08
--------------------------------------------------------------------------------

                                                                             Inception   Inception
                                              1 year   5 years   10 years   to 9/30/08     Date
--------------------------------------------------------------------------------------------------
CLASS A SHARES AT NAV(2)                     (2.39)%    2.15%      3.08%         --          --
--------------------------------------------------------------------------------------------------
CLASS A SHARES AT POP(3,4)                   (7.02)%    1.16%      2.58%         --          --
--------------------------------------------------------------------------------------------------
CLASS B SHARES AT NAV(2)                     (3.00)%    1.40%      2.30%         --          --
--------------------------------------------------------------------------------------------------
CLASS B SHARES WITH CDSC(4)                  (6.73)%    1.40%      2.30%         --          --
--------------------------------------------------------------------------------------------------
CLASS C SHARES AT NAV(2)                     (3.10)%    1.41%        --        3.15%      10/11/99
--------------------------------------------------------------------------------------------------
CLASS C SHARES WITH CDSC(4)                  (3.10)%    1.41%        --        3.15%      10/11/99
--------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX    3.65%     3.78%      5.20%       5.89%      10/11/99
--------------------------------------------------------------------------------------------------

FUND EXPENSE RATIOS(5): A SHARES: GROSS 1.16%, NET 1.00%; B SHARES: GROSS 1.91%, NET 1.75%; C SHARES: GROSS 1.91%, NET 1.75%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.
(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5) PER PROSPECTUS EFFECTIVE 1/31/08. NET EXPENSE: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER.

GROWTH OF $10,000 For periods ended 9/30
--------------------------------------------------------------------------------

                             (PERFORMANCE GRAPH)

                                   Barclays Capital
       Share Class   Share Class    U.S. Aggregate
         A(1,3,4)      B(1,4)        Bond Index
       -----------   -----------   ----------------
9/98     $ 9,525       $10,000          $10,000
9/99     $ 9,148       $ 9,535          $ 9,963
9/00     $ 9,603       $ 9,927          $10,660
9/01     $10,703       $10,986          $12,040
9/02     $11,161       $11,372          $13,076
9/03     $11,596       $11,714          $13,783
9/04     $11,849       $11,885          $14,290
9/05     $12,082       $12,016          $14,690
9/06     $12,448       $12,306          $15,229
9/07     $13,212       $12,944          $16,011
9/08     $12,896       $12,556          $16,596

SECTOR WEIGHTINGS as of 9/30/08*
----------------------------------------------------------------------------

---------------------------------------------
Agency Mortgage-Backed Securities         29%
---------------------------------------------
Non-Agency Mortgage-Backed Securities     27%
---------------------------------------------
Domestic Corporate Bonds                  20%
---------------------------------------------
Municipal Bonds                           11%
---------------------------------------------
Asset-Backed Securities                    6%
---------------------------------------------
Foreign Corporate Bonds                    4%
---------------------------------------------
Foreign Government Securities              1%
---------------------------------------------
Other (includes short-term investments)    2%
---------------------------------------------

*    % of total investments as of September 30, 2008.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

                                                                 TICKER SYMBOLS:
FIXED INCOME FUNDS                                               Class A: PHCHX
                                                                 Class B: PHCCX
HIGH YIELD FUND                                                  Class C: PGHCX

[ ] VIRTUS HIGH YIELD FUND ("HIGH YIELD FUND" OR THE "FUND") is diversified and has a primary investment objective to seek high current income and a secondary objective of capital growth.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned (12.10)%, Class B shares returned (12.59)%, and Class C Shares returned (12.72)%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 3.65%, and the Barclays Capital High Yield Bond 2% Issuer Cap Index, the Fund's style-specific index appropriate for comparison, returned (10.51)%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] The credit markets were under severe pressure throughout the Fund's fiscal year primarily due to a global credit crisis stemming from problems in the U.S. subprime mortgage market. Initially, this crisis resulted in a selloff in risky assets such as high yield bonds. As the fiscal year progressed, the problems in the U.S. subprime mortgage market led to unprecedented turmoil in the global markets including the failure of a number of major financial institutions. The availability of credit in the global financial system was dramatically curtailed despite unprecedented actions by policy makers to shore up the system. This curtailment of credit tipped the U.S. economy, as well as other economies around the globe, into a recession. In this environment, credit spreads substantially widened and bond prices fell on the expectation that corporate profits will materially weaken; default rates will spike; and potential recovery values, in the event of a restructuring, will be impaired.

[ ] The high yield market was also adversely affected by technical selling pressures as the forced deleveraging by hedge funds and other investors led to a selloff of both high yield bonds and related leveraged loans.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The Fund's performance benefited from an overweight in bonds rated BB and higher, which outperformed in the deteriorating credit environment, and a substantial underweight in riskier bonds rated CCC and below, which underperformed. On the negative side, while the Fund benefited from holdings in a number of credits that outperformed the market, on balance, its performance was adversely affected by individual credit selection. Of note, the sudden and unexpected default by a midstream energy company, one of the Fund's top holdings, adversely affected performance by over 160 bps in the fiscal year. In addition, two holdings of companies in the yellow-page directories industry also adversely affected performance after downward revisions in earnings and cash flow guidance led to a major selloff in their bonds.

[ ] In terms of industry sectors, the Fund benefited from its overweight in sectors that outperformed such as aerospace/defense and metals and mining, but was hurt by its overweight in sectors that underperformed such as media, non-cable. In addition, the Fund benefited from its underweight in sectors that underperformed such as automotive and building materials, but was hurt by its underweight in sectors that outperformed such as electric utilities and healthcare.

HIGH-YIELD BONDS GENERALLY ARE SUBJECT TO GREATER MARKET FLUCTUATIONS AND RISK OF LOSS OF INCOME AND PRINCIPAL THAN ARE INVESTMENTS IN LOWER YIELDING BONDS. AS INTEREST RATES RISE, BOND PRICES FALL. AS SUCH, THIS FUND'S SHARE VALUE MAY DECLINE SUBSTANTIALLY, AND IT IS POSSIBLE TO LOSE A SIGNIFICANT PORTION OF YOUR PRINCIPAL WHEN INTEREST RATES RISE.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

FIXED INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/08
--------------------------------------------------------------------------------

                                                       1 year   5 years   10 years
---------------------------------------------------------------------------------
CLASS A SHARES AT NAV(2)                               (12.10)%    2.56%    2.05%
---------------------------------------------------------------------------------
CLASS A SHARES AT POP(3,4)                             (16.27)%    1.57%    1.55%
---------------------------------------------------------------------------------
CLASS B SHARES AT NAV(2)                               (12.59)%    1.79%    1.28%
---------------------------------------------------------------------------------
CLASS B SHARES WITH CDSC(4)                            (15.85)%    1.79%    1.28%
---------------------------------------------------------------------------------
CLASS C SHARES AT NAV(2)                               (12.72)%    1.78%    1.28%
---------------------------------------------------------------------------------
CLASS C SHARES WITH CDSC(4)                            (12.72)%    1.78%    1.28%
---------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX               3.65%     3.78%    5.20%
---------------------------------------------------------------------------------
BARCLAYS CAPITAL HIGH YIELD BOND 2% ISSUER CAP INDEX   (10.51)%    4.37%    4.56%
---------------------------------------------------------------------------------

FUND EXPENSE RATIOS(5): A SHARES: 1.32%, B SHARES: 2.07%, C SHARES: 2.07%

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.
(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5)  PER PROSPECTUS EFFECTIVE 1/31/08.

GROWTH OF $10,000 For periods ended 9/30
--------------------------------------------------------------------------------

                              (PERFORMANCE GRAPH)

                                                  Barclays Capital    Barclays Capital
       Share Class   Share Class   Share Class   High Yield Bond 2%    U.S. Aggregate
         A(1,3,4)       B(1,4)        C(1,4)      Issuer Cap Index       Bond Index
       -----------   -----------   -----------   ------------------   ----------------
9/98     $ 9,525       $10,000       $10,000           $10,000             $10,000
9/99     $10,409       $10,844       $10,845           $10,289             $ 9,963
9/00     $10,588       $10,942       $10,942           $10,387             $10,660
9/01     $ 8,966       $ 9,206       $ 9,193           $ 9,824             $12,040
9/02     $ 8,639       $ 8,803       $ 8,787           $ 9,739             $13,076
9/03     $10,280       $10,394       $10,392           $12,609             $13,783
9/04     $11,171       $11,202       $11,196           $14,188             $14,290
9/05     $11,762       $11,694       $11,685           $15,122             $14,690
9/06     $12,336       $12,182       $12,171           $16,216             $15,229
9/07     $13,272       $12,997       $13,008           $17,451             $16,011
9/08     $11,666       $11,361       $11,353           $15,617             $16,596

SECTOR WEIGHTINGS as of 9/30/08*
----------------------------------------------------------------------------

---------------------------------------------
Domestic Corporate Bonds                  73%
---------------------------------------------
Consumer Discretionary                    28%
---------------------------------------------
Industrials                               16%
---------------------------------------------
Telecommunication Services                11%
---------------------------------------------
Energy                                    10%
---------------------------------------------
Other                                      8%
---------------------------------------------
Foreign Corporate Bonds                    9%
---------------------------------------------
Other (includes short-term investments)   18%
---------------------------------------------

*    % of total investments as of September 30, 2008

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

FIXED INCOME FUNDS                                               TICKER SYMBOLS:
                                                                  Class A: PMMXX
MONEY MARKET FUND


[ ] VIRTUS MONEY MARKET FUND ("MONEY MARKET FUND" OR THE "FUND") is diversified and has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned 2.87%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 3.65%, and the Citigroup 90-Day Treasury Bills Index, which is the Fund's style-specific index appropriate for comparison, returned 2.55%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

     AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/08
--------------------------------------------------------------------------------

                                             1 year  5 years  10 years
---------------------------------------------------------------------
CLASS A SHARES AT NAV(2)                      2.87%   2.76%     3.07%
---------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX    3.65%   3.78%     5.20%
---------------------------------------------------------------------
CITIGROUP 90-DAY TREASURY BILLS               2.55%   3.09%     3.39%
---------------------------------------------------------------------

FUND EXPENSE RATIOS(3): A SHARES: 0.76%

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2)  "NAV" (NET ASSET VALUE).
(3)  PER PROSPECTUS EFFECTIVE 1/31/08.

GROWTH OF $10,000 For periods ended 9/30
--------------------------------------------------------------------------------

                              (PERFORMANCE GRAPH)

                     Barclays Capital
       Share Class    U.S. Aggregate    Citigroup 90-Day
          A(1)          Bond Index       Treasury Bills
       -----------   ----------------   ----------------
9/98     $10,000          $10,000            $10,000
9/99     $10,449          $ 9,963            $10,463
9/00     $11,020          $10,660            $11,051
9/01     $11,521          $12,040            $11,608
9/02     $11,689          $13,076            $11,837
9/03     $11,811          $13,783            $11,982
9/04     $11,888          $14,290            $12,106
9/05     $12,103          $14,690            $12,410
9/06     $12,575          $15,229            $12,958
9/07     $13,156          $16,011            $13,607
9/08     $13,534          $16,596            $13,953

SECTOR WEIGHTINGS as of 9/30/08*
----------------------------------------------------------------------------

-------------------------------------------------------
Commercial Paper                                    35%
-------------------------------------------------------
Medium Term Notes                                   35%
-------------------------------------------------------
Federal Agency Securities                           28%
-------------------------------------------------------
Certificates of Deposit                              2%
-------------------------------------------------------

*    % of total investments as of September 30, 2008

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

                         THIS PAGE INTENTIONALLY BLANK.

                                                                 TICKER SYMBOLS:
FIXED INCOME FUNDS                                               Class A: NAMFX
                                                                 Class B: NBMFX
MULTI-SECTOR FIXED INCOME FUND                                   Class C: NCMFX

[ ] VIRTUS MULTI-SECTOR FIXED INCOME FUND ("MULTISECTOR FIXED INCOME FUND" OR THE "FUND") is diversified and has an investment objective to maximize current income while preserving capital.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned (9.46)%, Class B shares returned (10.16)%, and Class C Shares returned (10.20)%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, which is both the Fund's broad-based and style-specific fixed income index, returned 3.65%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] The broad US fixed income market, as represented by the Barclays Capital U.S. Aggregate Bond Index, returned 3.65 percent for the fiscal year ended September 30, 2008.

[ ] In the first 7 meetings of the fiscal year (one of which was an unscheduled inter-meeting) the Federal Reserve cut the federal funds rate 2.75 percent from 4.75 percent to 2.00 percent, citing concerns over tightening credit conditions and a weakening economy. In the remaining 3 meetings, toward the end of second quarter 2008 and early third quarter 2008, as commodities were hitting all-time highs and inflation, as measured by CPI, was heightened, the Federal Reserve left rates unchanged citing concerns of downside risks to growth and upside inflation risks.

[ ] Since the beginning of the fiscal year, the yield curve has steepened, with rates declining across the curve but more pronounced at the front end of the curve.

[ ] The credit markets during the fiscal year ending September 30, 2008 were extraordinarily volatile. This was primarily due to fear surrounding the subprime mortgage market and its resulting fallout. During this period the economy showed significant signs of weakening, with unemployment on the rise, a deteriorating housing market, and unprecedented stress to the financial system, resulting in a severe lack of liquidity and uncertainty in the market.

[ ] Despite the numerous efforts of the Federal Reserve to inject liquidity into the system, fears of a credit crunch caused a very significant flight to quality which resulted in dramatic spread widening in all sectors of the bond market. This flight to quality was so significant that it caused Treasuries to outperform all spread sectors for the full reporting period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The decision to maintain an underweight to U.S. Treasuries in favor of spread sectors was the largest detractor to performance for the fiscal year. Treasuries outperformed as concerns over subprime and the resulting credit crunch continued the flight to quality, causing spreads in many sectors to widen to historic or near-historic levels. This environment typically does not favor our style of investing; however, we have maintained diversification in all of our credit-intensive sectors and have used the spread widening as an opportunity to invest in high quality issues that have widened in conjunction with the market.

[ ] Among the fund's investment in spread sectors, the overweight to corporate high yield, corporate high quality, and residential mortgage backed securities detracted the most from performance.

[ ] The largest positive contributors to performance were the fund's exposure to agency mortgage backed securities and agency debentures, though both sectors underperformed U.S. Treasuries.

     AS INTEREST RATES RISE, BOND PRICES FALL. AS SUCH, THIS FUND'S SHARE VALUE MAY DECLINE SUBSTANTIALLY, AND IT IS POSSIBLE TO LOSE A SIGNIFICANT PORTION OF YOUR PRINCIPAL WHEN INTEREST RATES RISE. FOREIGN INVESTING INVOLVES SPECIAL RISKS SUCH AS CURRENCY FLUCTUATION AND LESS PUBLIC DISCLOSURE, AS WELL AS ECONOMIC AND POLITICAL RISKS.

       For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

FIXED INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/08
--------------------------------------------------------------------------------


                               1 year    5 years   10 years
----------------------------------------------------------
CLASS A SHARES AT NAV(2)       (9.46)%    3.01%      5.31%
----------------------------------------------------------
CLASS A SHARES AT POP(3,4)    (13.76)%    2.02%      4.80%
----------------------------------------------------------
CLASS B SHARES AT NAV(2)      (10.16)%    2.26%      4.53%
----------------------------------------------------------
CLASS B SHARES WITH CDSC(4)   (13.55)%    2.26%      4.53%
----------------------------------------------------------
CLASS C SHARES AT NAV(2)      (10.20)%    2.24%      4.53%
----------------------------------------------------------
CLASS C SHARES WITH CDSC(4)   (10.20)%    2.24%      4.53%
----------------------------------------------------------
BARCLAYS CAPITAL U.S.
  AGGREGATE BOND INDEX          3.65%     3.78%      5.20%
----------------------------------------------------------

FUND EXPENSE RATIOS(5): A SHARES: 1.19%, B SHARES: 1.94%, C SHARES: 1.94%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.
(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5)  PER PROSPECTUS EFFECTIVE 1/31/08.

GROWTH OF $10,000 For periods ended 9/30
--------------------------------------------------------------------------------

                              (PERFORMANCE GRAPH)

                                                 Barclays Capital
       Share Class   Share Class   Share Class    U.S. Aggregate
         A(1,3,4)       B(1,4)        C(1,4)        Bond Index
       -----------   -----------   -----------   ------------------
9/98     $ 9,525       $10,000       $10,000         $10,000
9/99     $10,247       $10,684       $10,682         $ 9,963
9/00     $10,934       $11,311       $11,307         $10,660
9/01     $11,004       $11,299       $11,305         $12,040
9/02     $11,841       $12,068       $12,072         $13,076
9/03     $13,791       $13,947       $13,956         $13,783
9/04     $15,109       $15,171       $15,174         $14,290
9/05     $15,823       $15,775       $15,774         $14,690
9/06     $16,639       $16,452       $16,462         $15,229
9/07     $17,670       $17,360       $17,364         $16,011
9/08     $15,999       $15,597       $15,593         $16,596

SECTOR WEIGHTINGS as of 9/30/08*
----------------------------------------------------------------------------

----------------------------------------------
Domestic Corporate Bonds                   36%
----------------------------------------------
Domestic Loan Agreements                   17%
----------------------------------------------
Foreign Corporate Bonds                    17%
----------------------------------------------
Agency Mortgage-Backed Securities           9%
----------------------------------------------
Non-Agency Mortgage-Backed Securities       7%
----------------------------------------------
Foreign Government Securities               7%
----------------------------------------------
Municipal Bonds                             3%
----------------------------------------------
Other (includes short-term investments)     4%
----------------------------------------------

*    % of total investments as of September 30, 2008.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

                                                                 TICKER SYMBOLS:
FIXED INCOME FUNDS                                               Class A: PSFRX
                                                                 Class C: PFSRX
SENIOR FLOATING RATE FUND                                        Class I: PSFIX

[ ] VIRTUS SENIOR FLOATING RATE FUND ("SENIOR FLOATING RATE FUND" OR THE "FUND") is diversified and has an investment objective of high total return from both current income and capital appreciation.

[ ] For the fiscal period January 31, 2008 (inception date) through September 30, 2008, the Fund's Class A shares returned (2.12)%; Class C shares returned (2.59)%; Class I shares returned (1.96)%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed index, returned (1.03)%; S&P/LSTA Leveraged Loan Index, the Fund's style-specific benchmark, returned (4.93)%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] The U.S. leveraged loan market, as represented by the S&P/LSTA Leveraged Loan Index, returned (4.93) percent for the fiscal year ended September 30, 2008.

[ ] The loan market was extraordinarily volatile during the fiscal year ending September 30, 2008. This was primarily due to fear surrounding the subprime mortgage market and its resulting affect on the credit markets.

[ ] The economy showed significant signs of weakening with unemployment on the rise, a deteriorating housing market, weaker corporate earnings and unprecedented stress to the financial system, resulting in a severe lack of liquidity and uncertainty in the loan market.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The overall weakness in the U.S. leveraged loan market negatively impacted the fund; however, the fund's focus on higher quality issues, relative to the index, contributed to its outperformance.

[ ] Also contributing to the fund's out-performance was the fund's emphasis on loans with stronger covenants and its focus on stronger companies within each rating tier, based on our internal analysis.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

FIXED INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS(1) for period ended 9/30/08
--------------------------------------------------------------------------------

                                              Inception   Inception
                                             to 9/30/08     Date
------------------------------------------------------------------
CLASS A SHARES AT NAV(2)                       (2.12)%     1/31/08
------------------------------------------------------------------
CLASS A SHARES AT POP(3,4)                     (6.76)%     1/31/08
------------------------------------------------------------------
CLASS C SHARES AT NAV(2)                       (2.59)%     1/31/08
------------------------------------------------------------------
CLASS C SHARES WITH CDSC(4)                    (3.53)%     1/31/08
------------------------------------------------------------------
CLASS I SHARES AT NAV                          (1.96)%     1/31/08
------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX     (1.03)%     1/31/08
------------------------------------------------------------------
S&P/LSTA LEVERAGED LOAN INDEX                  (4.93)%     1/31/08
------------------------------------------------------------------

FUND EXPENSE RATIOS(5): A SHARES: GROSS 1.36%, NET 1.20%; C SHARES: GROSS 2.11%, NET 1.95%; I SHARES: GROSS 1.11%, NET 0.95%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.
(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5) PER PROSPECTUS EFFECTIVE 1/31/08. NET EXPENSE: EXPENSES REDUCED BY A CONTRACTUAL FEE WAIVER IN EFFECT THROUGH 1/31/09. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF CONTRACTUAL FEE WAIVER.

GROWTH OF $10,000 For period ended 9/30
--------------------------------------------------------------------------------

                              (PERFORMANCE GRAPH)

                                                    S&P/LSTA      Barclays Capital
       Share Class   Share Class   Share Class   Leveraged Loan    U.S. Aggregate
         A(1,3,4)       C(1,4)          I            Index           Bond Index
       -----------   -----------   -----------   --------------   ----------------
1/08      $9,525       $10,000       $10,000         $10,000            $10,000
9/08      $9,324       $ 9,647       $ 9,804         $ 9,507            $ 9,897

SECTOR WEIGHTINGS as of 9/30/08*
----------------------------------------------------------------------------

---------------------------------------------
Materials                                 18%
---------------------------------------------
Industrials                               17%
---------------------------------------------
Health Care                               15%
---------------------------------------------
Telecommunication Services                12%
---------------------------------------------
Consumer Discretionary                    11%
---------------------------------------------
Energy                                     6%
---------------------------------------------
Information Technology                     3%
---------------------------------------------
Other (includes short-term investments)   18%
---------------------------------------------

*    % of total investments as of September 30, 2008.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

                                                                 TICKER SYMBOLS:
INTERNATIONAL FUNDS                                              Class A: NWWOX
                                                                 Class B: WWOBX
WORLDWIDE STRATEGIES FUND                                        Class C: WWOCX

[ ] VIRTUS WORLDWIDE STRATEGIES FUND ("WORLDWIDE STRATEGIES FUND" OR THE "FUND") is diversified and has an investment objective to seek capital appreciation.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned (30.50)%, Class B shares returned (30.93)%, and Class C Shares returned (30.95)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (21.98)%, and the MSCI World(R) Index (Net), the Fund's style-specific benchmark appropriate for comparison, returned (26.05)%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

VIRTUS INVESTMENT ADVISERS, INC. (F/K/A PHOENIX INVESTMENT COUNSEL, INC.), HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] U.S. stocks suffered losses due to a credit crisis that resulted from declining housing prices and defaults on mortgages. Economic statistics signaled we are headed toward a recession as job losses mounted and the unemployment rate rose.

[ ] The large cap benchmark Standard & Poor's 500 fell 21.98 percent during the fiscal year. Small capitalization stocks also posted losses with the Russell 2000 posting a 14.48 percent decline. The Russell 1000 Growth index fell less than the Russell 1000 Value index, with decreases of 20.88 percent and 23.56 percent, respectively.

VIRTUS INVESTMENT ADVISERS, INC. (F/K/A PHOENIX INVESTMENT COUNSEL, INC.), WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The Fund's performance was most adversely affected by losses in the financial, information technology and industrial sectors. The sectors that least impacted the Fund's performance were utilities, consumer staples and materials.

[ ] The top contributing individual stocks were Massey Energy, Occidental Petroleum, McDonald's, Wal-Mart and Amgen. The stocks with the most negative contributions were AT&T, Bank of America, American International Group, Cisco Systems and Exxon Mobil.

NEW STAR, HOW DID THE MARKETS PERFORM DURING THE FISCAL PERIOD?

[ ] Markets sold off heavily as the full extent of the damage caused by the securitization mania on the over-leveraged western boundary system became apparent.

[ ] Systemic risk to the banking system threatened banking companies and the economies.

WHAT FACTORS AFFECTED FUND PERFORMANCE?

[ ]  Our underweight banks proved positive for the period.

[ ] Our overweight "other financials" (European financials/Asian property) were a negative.

[ ]  Underweight UK sterling was a positive.

ACADIAN, HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] Global equity markets saw unprecedented levels of market volatility as recessionary conditions intensified amid a worsening credit crisis.

[ ] A number of key Wall Street players buckled under the weight of heavy losses on mortgage-linked securities, and world governments made extraordinary interventions in an effort to resuscitate key banking and financial institutions.

[ ] In this environment, markets fell sharply (both Europe and Asia Pacific down approximately 30 percent in USD) and deleveraging and fund outflows continued, creating highly difficult conditions for quantitative, value-oriented strategies.

ACADIAN, WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] Active stock selection was a key source of the fund's 700-basis-point underperformance, in addition to risk exposures related to valuation and size.

[ ] Detracting most significantly from active return was stock selection in Japan, the Netherlands, France and Germany. Leading declines in these markets were Japanese trading company Marubeni, Dutch financial services provider ING Groep, French steel producer ArcelorMittal and German steelmaker ThyssenKrupp.

[ ] The portfolio's opportunistic exposure to Russia proved more successful, driven by a position in wireless provider Mobile TeleSystems. Underweight positions in Finland and Ireland also added considerable value, as these markets were among the worst performers in Europe for the period, down (45.1) percent and (58.3) percent, respectively.

     FOREIGN INVESTING INVOLVES SPECIAL RISKS SUCH AS CURRENCY FLUCTUATION AND LESS PUBLIC DISCLOSURE, AS WELL AS ECONOMIC AND POLITICAL RISKS. INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES RISKS, SUCH AS RELATIVELY LOW TRADING VOLUMES, MORE PRICE VOLATILITY AND LESS LIQUIDITY THAN SECURITIES FROM LARGER, MORE ESTABLISHED COMPANIES.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

INTERNATIONAL FUNDS

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/08
--------------------------------------------------------------------------------

                                                              Inception    Inception
                               1 year    5 years   10 years   to 9/30/08     Date
                              --------   -------   --------   ----------   ---------
------------------------------------------------------------------------------------
CLASS A SHARES AT NAV(2)      (30.50)%    6.09%     3.13%        --               --
------------------------------------------------------------------------------------
CLASS A SHARES AT POP(3,4)    (34.50)%    4.84%     2.52%        --               --
------------------------------------------------------------------------------------
CLASS B SHARES AT NAV(2)      (30.93)%    5.34%     2.37%        --               --
------------------------------------------------------------------------------------
CLASS B SHARES WITH CDSC(4)   (33.62)%    5.34%     2.37%        --               --
------------------------------------------------------------------------------------
CLASS C SHARES AT NAV(2)      (30.95)%    5.34%       --       1.31%        12/15/98
------------------------------------------------------------------------------------
CLASS C SHARES WITH CDSC(4)   (30.95)%    5.34%       --       1.31%        12/15/98
------------------------------------------------------------------------------------
S&P 500(R) INDEX              (21.98)%    5.17%     3.06%      1.70%        12/15/98
------------------------------------------------------------------------------------
MSCI WORLD(SM) INDEX (NET)    (26.05)%    7.32%     3.80%      1.88%        12/31/98
------------------------------------------------------------------------------------

FUND EXPENSE RATIOS(5): A SHARES: 1.60%, B SHARES: 2.35%, C SHARES: 2.35%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5)  PER PROSPECTUS EFFECTIVE 1/31/08.

GROWTH OF $10,000 For periods ended 9/30
--------------------------------------------------------------------------------

                              (PERFORMANCE GRAPH)

       Share Class   Share Class   S&P 500(R)   MSCI World
         A(1,3,4)       B(1,4)       Index      Index (Net)
       -----------   -----------   ----------   -----------
9/98      $ 9,425      $10,000       $10,000      $10,000
9/99      $11,439      $12,037       $12,773      $12,947
9/00      $13,089      $13,679       $14,480      $14,004
9/01      $ 9,426      $ 9,765       $10,624      $10,063
9/02      $ 7,921      $ 8,159       $ 8,448      $ 8,133
9/03      $ 9,545      $ 9,739       $10,511      $10,198
9/04      $10,943      $11,088       $11,969      $11,941
9/05      $13,155      $13,232       $13,434      $14,201
9/06      $15,239      $15,218       $14,884      $16,216
9/07      $18,458      $18,290       $17,331      $19,636
9/08      $12,828      $12,633       $13,522      $14,522

SECTOR WEIGHTINGS as of 9/30/08*
----------------------------------------------------------------------------

---------------------------------------------
Financials                                21%
---------------------------------------------
Information Technology                    13%
---------------------------------------------
Energy                                    12%
---------------------------------------------
Industrials                               11%
---------------------------------------------
Consumer Discretionary                    10%
---------------------------------------------
Health Care                                9%
---------------------------------------------
Materials                                  8%
---------------------------------------------
Other (includes short-term investments)   16%
---------------------------------------------

*    % of total investments as of September 30, 2008.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

                        VIRTUS GLOBAL INFRASTRUCTURE FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES             VALUE
                                                --------------   ---------------
DOMESTIC COMMON STOCKS--41.7%

ELECTRIC UTILITIES--12.8%
American Electric Power
   Co., Inc.                                            24,070   $           891
Entergy Corp.                                           13,820             1,230
Exelon Corp.                                            35,430             2,219
FirstEnergy Corp.                                       23,430             1,570
FPL Group, Inc.                                         30,620             1,540
Northeast Utilities                                     26,240               673
Southern Co. (The)                                      48,520             1,829
                                                                 ---------------
                                                                           9,952
                                                                 ---------------
GAS UTILITIES--1.2%
Northwest Natural Gas Co.                               17,280               898
                                                                 ---------------
INTEGRATED TELECOMMUNICATION SERVICES--12.1%
AT&T, Inc.                                             187,270             5,228
Fairpoint Communications,
   Inc.                                                 87,340               757
Verizon Communications,
   Inc.                                                 73,780             2,368
Windstream Corp.                                        97,410             1,066
                                                                 ---------------
                                                                           9,419
                                                                 ---------------
MULTI-UTILITIES--7.3%
Dominion Resources, Inc.                                41,080             1,757
NSTAR                                                   18,270               612
PG&E Corp.                                              28,860             1,081
Public Service Enterprise
   Group, Inc.                                          23,600               774
Sempra Energy                                           28,940             1,461
                                                                 ---------------
                                                                           5,685
                                                                 ---------------
OIL & GAS STORAGE & TRANSPORTATION--6.7%
Spectra Energy Corp.                                   149,130             3,549
Williams Cos., Inc. (The)                               70,420             1,666
                                                                 ---------------
                                                                           5,215
                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES--1.6%
American Tower Corp.
   Class A(b)                                           33,560             1,207
                                                                 ---------------

--------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $37,785)                                                 32,376
--------------------------------------------------------------------------------

                                                    SHARES             VALUE
                                                --------------   ---------------
FOREIGN COMMON STOCKS(c)--57.5%

AIRPORT SERVICES--2.0%
Fraport AG Frankfurt Airport
   Services Worldwide
   (Germany)                                            25,900   $         1,539
                                                                 ---------------
ELECTRIC UTILITIES--10.9%
E.ON AG (Germany)                                       69,690             3,508
Energias de Portugal SA
   (Portugal)                                          164,400               690
Fortum Oyj (Finland)                                    32,095             1,077
Iberdrola S.A. (Spain)                                  98,570             1,001
Red Electrica Corp. S.A.
   (Spain)                                              16,770               854
Scottish and Southern
   Energy plc
   (United Kingdom)                                     51,760             1,317
                                                                 ---------------
                                                                           8,447
                                                                 ---------------
GAS UTILITIES--0.9%
Enagas S.A. (Spain)                                     33,500               723
                                                                 ---------------
HIGHWAYS & RAILTRACKS--7.0%
Abertis Infraestructuras S.A.
   (Spain)                                             122,740             2,416
Atlantia S.p.A. (Italy)                                 52,030             1,072
Brisa - Auto-Estradas de
   Portugal SA (Portugal)                              193,100             1,921
                                                                 ---------------
                                                                           5,409
                                                                 ---------------
INTEGRATED TELECOMMUNICATION SERVICES--15.3%
Chunghwa Telecom Co., Ltd.
   ADR (Taiwan)(b)                                      57,750             1,367
Deutsche Telekom AG
   Sponsored ADR
   (Germany)                                            51,200               780
France Telecom SA Sponsored
   ADR (France)                                         61,590             1,725
Koninklijke KPN N.V.
   (Netherlands)                                       110,350             1,594
Nippon Telegraph &
   Telephone Corp. ADR
   (Japan)                                              37,370               841
Singapore Telecommunications
   Ltd. (Singapore)                                    438,400             1,002
Telefonica S.A. Sponsored ADR
   (Spain)                                              47,040             3,363
TELUS Corp. (Canada)                                    32,060             1,171
                                                                 ---------------
                                                                          11,843
                                                                 ---------------

                                                    SHARES             VALUE
                                                --------------   ---------------
MARINE PORTS & SERVICES--1.5%
Koninklijke Vopak NV
   (Netherlands)                                        24,030   $         1,130
                                                                 ---------------
MULTI-UTILITIES--4.5%
GDF Suez (France)                                       30,330             1,578
National Grid plc
   (United Kingdom)                                     66,010               838
RWE AG (Germany)                                        11,740             1,119
                                                                 ---------------
                                                                           3,535
                                                                 ---------------
OIL & GAS STORAGE & TRANSPORTATION--7.9%
Enbridge, Inc. (Canada)                                 87,100             3,318
TransCanada Corp.
   (Canada)                                             77,610             2,805
                                                                 ---------------
                                                                           6,123
                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES--7.5%
KDDI Corp. (Japan)                                         231             1,309
Rogers Communications,
   Inc. Class B (Canada)                                35,940             1,166
Vodafone Group plc Sponsored
   ADR (United Kingdom)                                151,420             3,346
                                                                 ---------------
                                                                           5,821
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $49,817)                                                 44,570
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.2%
(IDENTIFIED COST $87,602)                                                 76,946
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.2%

MONEY MARKET MUTUAL FUNDS--3.2%
State Street Institutional
   Liquid Reserves Fund
   (seven-day effective
   yield 2.456%)                                     2,495,196             2,495
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $2,495)                                                   2,495
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--102.4%
(IDENTIFIED COST $90,097)                                                 79,441(a)

Other assets and liabilities, net--(2.4)%                                 (1,839)
                                                                 ---------------
NET ASSETS--100.0%                                               $        77,602
                                                                 ===============

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $387 and gross depreciation of $11,114 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $90,168.
(b)  Non-income producing.
(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES             VALUE
                                                --------------   ---------------
FOREIGN COMMON STOCKS(c)--86.8%

AUSTRALIA--18.3%
CFS Retail Property Trust
   (Retail REITs)                                      628,452   $         1,140
Commonwealth Property
   Office Fund
   (Office REITs)                                      550,923               649
Dexus Property Group
   (Diversified REITs)                                 708,987               834
Goodman Group
   (Industrial REITs)                                  610,640             1,232
GPT Group
   (Diversified REITs)                                 564,972               826
Westfield Group
   (Retail REITs)                                      472,946             6,479
                                                                 ---------------
                                                                          11,160
                                                                 ---------------
CANADA--7.2%
Allied Properties Real Estate
   Investment Trust
   (Office REITs)                                       29,500               514
Boardwalk Real Estate
   Investment Trust
   (Residential REITs)                                  29,260               981
Brookfield Properties Corp.
   (Real Estate Operating
   Companies)                                           78,100             1,220
Cominar Real Estate
   Investment Trust
   (Diversified REITs)                                  31,750               630
RioCan Real Estate
   Investment Trust
   (Retail REITs)                                       55,900             1,062
                                                                 ---------------
                                                                           4,407
                                                                 ---------------
FINLAND--1.1%
Citycon Oyj (Diversified
   Real Estate Activities)                             203,166               665
                                                                 ---------------
FRANCE--12.9%
Fonciere Des Regions
   (Diversified REITs)                                   6,147               642
Gecina SA
   (Diversified REITs)                                   4,380               472
Klepierre (Retail REITs)                                36,096             1,413
Societe Immobiliere de
   Location Pour L'industrie
   Et Le Commerce
   (Diversified Real
   Estate Activities)                                    5,492               679
Unibail-Rodamco
   (Retail REITs)                                       23,255             4,705
                                                                 ---------------
                                                                           7,911
                                                                 ---------------

                                                    SHARES             VALUE
                                                --------------   ---------------
GERMANY--2.6%
Alstria Office Reit-AG
   (Specialized REITs)                                  19,832   $           245
Deutsche Euroshop AG
   (Diversified Real Estate
   Activities)                                          20,718               675
DIC Asset AG (Diversified
   Real Estate Activities)                              18,401               258
GAGFAH S.A. (Diversified
   Real Estate Activities)                              35,151               446
                                                                 ---------------
                                                                           1,624
                                                                 ---------------
HONG KONG--6.2%
Champion Reit (Specialized
   REITs)                                            1,804,000               738
Hongkong Land Holdings Ltd.
   (Real Estate Operating
   Companies)                                          551,000             1,631
Link (The) (Retail REITs)                              699,000             1,453
                                                                 ---------------
                                                                           3,822
                                                                 ---------------
JAPAN--8.6%
Japan Prime Realty Investment
   Corp. (Office REITs)                                    303               719
Japan Real Estate Investment
   Corp. (Office REITs)                                    157             1,267
Nippon Accomodations Fund,
   Inc. (Specialized REITs)                                 69               333
Nippon Building Fund, Inc.
   (Office REITs)                                          182             1,759
Nippon Residential Investment
   Corp. (Specialized REITs)                               116               291
Nomura Real Estate Office
   Fund, Inc. (Office REITs)                               127               868
                                                                 ---------------
                                                                           5,237
                                                                 ---------------
NETHERLANDS--3.7%
Corio N.V. (Retail REITs)                               17,081             1,214
Eurocommercial Properties
   N.V. (Specialized REITs)(b)                          23,712             1,032
                                                                 ---------------
                                                                           2,246
                                                                 ---------------
SINGAPORE--4.2%
Ascendas Real Estate Investment
   Trust (Industrial REITs)                            692,000               914
CapitaCommercial Trust
   (Office REITs)                                      626,000               582
CapitaMall Trust (Retail REITs)                        523,000               834
CDL Hospitality Trusts
   (Specialized REITs)                                 353,000               215
                                                                 ---------------
                                                                           2,545
                                                                 ---------------

                                                    SHARES             VALUE
                                                --------------   ---------------
SWEDEN--2.5%
Castellum AB (Real Estate
   Operating Companies)                                 90,066   $           792
Fabege AB (Real Estate
   Operating Companies)                                128,809               731
                                                                 ---------------
                                                                           1,523
                                                                 ---------------
SWITZERLAND--1.8%
PSP Swiss Property AG
   (Real Estate Operating
   Companies)(b)                                        18,546             1,080
                                                                 ---------------
UNITED KINGDOM--17.7%
Big Yellow Group plc (Diversified
   Real Estate Activities)                              46,146               271
British Land Co. plc
   (Diversified REITs)                                 130,973             1,767
Brixton plc (Industrial REITs)                         105,904               399
Derwent London plc (Diversified
   Real Estate Activities)                              36,046               678
Great Portland Estates plc
   (Office REITs)                                      104,453               631
Hammerson plc (Retail REITs)                            92,609             1,633
Land Securities Group plc
   (Retail REITs)                                      127,953             2,890
Liberty International plc
   (Retail REITs)                                       68,765             1,189
Safestore Holdings Ltd.
   (Specialized REITs)                                 159,419               369
Segro plc (Industrial REITs)                           133,428             1,006
                                                                 ---------------
                                                                          10,833
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $61,670)                                                 53,053
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--86.8%
(IDENTIFIED COST $61,670)                                                 53,053
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.0%

MONEY MARKET MUTUAL FUNDS--3.0%
State Street Institutional
   Liquid Reserves Fund
   (seven-day effective
   yield 2.456%)                                     1,819,834             1,820
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,820)                                                   1,820
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--89.8%
(IDENTIFIED COST $63,490)                                                 54,873(a)

Other assets and liabilities, net--10.2%                                   6,244
                                                                 ---------------
NET ASSETS--100.0%                                               $        61,117
                                                                 ===============

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $0 and gross depreciation of $9,130 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $64,003.
(b)  Non-income producing.
(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                           VIRTUS MARKET NEUTRAL FUND
                SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES            VALUE
                                               ---------------   ---------------
DOMESTIC COMMON STOCKS--76.4%

ADVERTISING--0.9%
Omnicom Group, Inc.                                     30,400   $         1,173
                                                                 ---------------
AEROSPACE & DEFENSE--2.2%
Curtiss-Wright Corp.                                    13,150               598
Goodrich Corp.                                          12,420               517
Lockheed Martin Corp.                                    7,580               831
Raytheon Co.                                            15,430               825
                                                                 ---------------
                                                                           2,771
                                                                 ---------------
AIRLINES--0.6%
Delta Air Lines, Inc.(b)                                60,350               450
US Airways Group, Inc.(b)                               41,360               249
                                                                 ---------------
                                                                             699
                                                                 ---------------
APPAREL RETAIL--4.5%
American Eagle Outfitters, Inc.                         45,440               693
Children's Place Retail Stores, Inc.
   (The)(b)                                             21,270               709
Citi Trends, Inc.(b)                                    29,310               478
Coldwater Creek, Inc.(b)                                99,880               578
Gap, Inc. (The)                                         36,640               652
Jos. A. Bank Clothiers, Inc.(b)                         29,400               988
Ross Stores, Inc.                                       24,100               887
TJX Cos., Inc. (The)                                    21,730               663
                                                                 ---------------
                                                                           5,648
                                                                 ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--3.2%
Gildan Activewear, Inc.(b)                              20,540               468
Hanesbrands, Inc.(b)                                    32,140               699
Jones Apparel Group, Inc.                               25,840               478
Lululemon Athletica, Inc.(b)                            18,720               431
Phillips-Van Heusen Corp.                               14,880               564
True Religion Apparel, Inc.(b)                          51,950             1,343
                                                                 ---------------
                                                                           3,983
                                                                 ---------------
APPLICATION SOFTWARE--0.8%
Adobe Systems, Inc.(b)                                  11,140               440
Concur Technologies, Inc.(b)                            15,670               599
                                                                 ---------------
                                                                           1,039
                                                                 ---------------
ASSET MANAGEMENT & CUSTODY BANKS--0.8%
Blackstone Group LP/The                                 64,460               989
                                                                 ---------------
AUTO PARTS & EQUIPMENT--0.4%
Drew Industries, Inc.(b)                                29,950               512
                                                                 ---------------
AUTOMOTIVE RETAIL--0.5%
Advance Auto Parts, Inc.                                16,430               652
                                                                 ---------------
BIOTECHNOLOGY--1.2%
Alexion Pharmaceuticals, Inc.(b)                         6,550               257
Amgen, Inc.(b)                                           4,580               272
BioMarin Pharmaceutical, Inc.(b)                        12,230               324
Gilead Sciences, Inc.(b)                                 5,480               250
Vertex Pharmaceuticals, Inc.(b)                         13,970               464
                                                                 ---------------
                                                                           1,567
                                                                 ---------------

                                                    SHARES            VALUE
                                               ---------------   ---------------
BREWERS--0.3%
Molson Coors Brewing Co. Class B                         7,300   $           341
                                                                 ---------------
BUILDING PRODUCTS--0.1%
Masco Corp.                                              9,290               167
                                                                 ---------------
CASINOS & GAMING--0.4%
WMS Industries, Inc.(b)                                 14,700               449
                                                                 ---------------
COMMODITY CHEMICALS--0.2%
Celanese Corp. Series A                                  8,770               245
                                                                 ---------------
COMMUNICATIONS EQUIPMENT--1.4%
Cisco Systems, Inc.(b)                                  12,060               272
Emulex Corp.(b)                                         64,730               691
Juniper Networks, Inc.(b)                               37,620               792
                                                                 ---------------
                                                                           1,755
                                                                 ---------------
COMPUTER HARDWARE--0.4%
Apple, Inc.(b)                                           4,150               472
                                                                 ---------------
CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS--0.6%
Terex Corp.(b)                                          26,480               808
                                                                 ---------------
CONSUMER ELECTRONICS--0.3%
Harman International Industries, Inc.                    9,950               339
                                                                 ---------------
DATA PROCESSING & OUTSOURCED SERVICES--2.2%
Alliance Data Systems Corp.(b)                          20,270             1,285
Hewitt Associates, Inc. Class A(b)                      17,340               632
Western Union Co. (The)                                 35,150               867
                                                                 ---------------
                                                                           2,784
                                                                 ---------------
DEPARTMENT STORES--0.5%
Saks, Inc.(b)                                           63,910               591
                                                                 ---------------
DIVERSIFIED BANKS--0.7%
Comerica, Inc.                                          27,330               896
                                                                 ---------------
DRUG RETAIL--1.1%
CVS Caremark Corp.                                      40,660             1,369
                                                                 ---------------
ELECTRIC UTILITIES--2.9%
Allegheny Energy, Inc.                                  29,010             1,067
DPL, Inc.                                               38,890               964
Portland General Electric Co.                           66,280             1,568
                                                                 ---------------
                                                                           3,599
                                                                 ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
Thomas & Betts Corp.(b)                                 11,960               467
                                                                 ---------------
ELECTRONIC COMPONENTS--0.4%
Amphenol Corp. Class A                                  12,690               509
                                                                 ---------------
ENVIRONMENTAL & FACILITIES SERVICES--0.8%
Clean Harbors, Inc.(b)                                   7,580               512
Covanta Holding Corp.(b)                                18,990               455
                                                                 ---------------
                                                                             967
                                                                 ---------------

                                                    SHARES            VALUE
                                               ---------------   ---------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.2%
Monsanto Co.                                             2,920   $           289
                                                                 ---------------
FOOD RETAIL--0.6%
Whole Foods Market, Inc.                                19,202               385
Winn-Dixie Stores, Inc.(b)                              28,490               396
                                                                 ---------------
                                                                             781
                                                                 ---------------
FOOTWEAR--0.3%
Timberland Co. (The) Class A(b)                         20,910               363
                                                                 ---------------
GENERAL MERCHANDISE STORES--0.7%
Family Dollar Stores, Inc.                              39,340               932
                                                                 ---------------
HEALTH CARE DISTRIBUTORS--0.4%
Cardinal Health, Inc.                                    6,390               315
Schein (Henry), Inc.(b)                                  3,910               210
                                                                 ---------------
                                                                             525
                                                                 ---------------
HEALTH CARE EQUIPMENT--7.1%
Becton, Dickinson & Co.                                  9,040               726
Covidien Ltd.                                           21,840             1,174
Hospira, Inc.(b)                                        56,060             2,141
NuVasive, Inc.(b)                                        2,900               143
ResMed, Inc.(b)                                         13,340               574
SonoSite, Inc.(b)                                       24,470               768
St. Jude Medical, Inc.(b)                               37,250             1,620
Volcano Corp.(b)                                        92,210             1,594
Zimmer Holdings, Inc.(b)                                 3,840               248
                                                                 ---------------
                                                                           8,988
                                                                 ---------------
HEALTH CARE FACILITIES--0.3%
Universal Health Services, Inc. Class B                  5,620               315
                                                                 ---------------
HEALTH CARE SERVICES--0.2%
Medco Health Solutions, Inc.(b)                          5,750               259
                                                                 ---------------
HOME FURNISHINGS--0.6%
Ethan Allen Interiors, Inc.                             27,940               783
                                                                 ---------------
HOME IMPROVEMENT RETAIL--0.5%
Home Depot, Inc. (The)                                  22,830               591
                                                                 ---------------
HOMEFURNISHING RETAIL--0.2%
Williams-Sonoma, Inc.                                   18,308               296
                                                                 ---------------
HOUSEHOLD PRODUCTS--0.6%
Colgate-Palmolive Co.                                    9,220               695
                                                                 ---------------
HOUSEWARES & SPECIALTIES--0.5%
Newell Rubbermaid, Inc.                                 37,430               646
                                                                 ---------------
HYPERMARKETS & SUPER CENTERS--1.4%
BJ's Wholesale Club, Inc.(b)                            44,830             1,742
                                                                 ---------------
INDUSTRIAL CONGLOMERATES--0.5%
McDermott International, Inc.(b)                        12,770               326
Tyco International Ltd.                                  7,610               267
                                                                 ---------------
                                                                             593
                                                                 ---------------

                        See Notes to Financial Statements

                           VIRTUS MARKET NEUTRAL FUND
          SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES            VALUE
                                               ---------------   ---------------
INDUSTRIAL MACHINERY--1.2%
Altra Holdings, Inc.(b)                                 59,660   $           881
Eaton Corp.                                             11,320               636
                                                                 ---------------
                                                                           1,517
                                                                 ---------------
INTEGRATED OIL & GAS--0.5%
ConocoPhillips                                           9,310               682
                                                                 ---------------
INTERNET SOFTWARE & SERVICES--0.5%
DealerTrack Holdings, Inc.(b)                           34,970               589
                                                                 ---------------
INVESTMENT BANKING & BROKERAGE--1.5%
Investment Technology Group, Inc.(b)                    11,926               363
Jefferies Group, Inc.                                   24,100               540
Piper Jaffray Cos.(b)                                   23,560             1,019
                                                                 ---------------
                                                                           1,922
                                                                 ---------------
IT CONSULTING & OTHER SERVICES--0.7%
CACI International, Inc. Class A(b)                     18,530               928
                                                                 ---------------
LEISURE PRODUCTS--0.3%
Brunswick Corp.                                         24,280               311
                                                                 ---------------
LIFE & HEALTH INSURANCE--0.4%
MetLife, Inc.                                            9,310               521
                                                                 ---------------
LIFE SCIENCES TOOLS & SERVICES--2.6%
Invitrogen Corp.(b)                                      5,390               204
Parexel International Corp.(b)                          23,000               659
Thermo Fisher Scientific, Inc.(b)                       35,160             1,934
Waters Corp.(b)                                          8,310               483
                                                                 ---------------
                                                                           3,280
                                                                 ---------------
MANAGED HEALTH CARE--0.5%
Aetna, Inc.                                             17,710               640
                                                                 ---------------
METAL & GLASS CONTAINERS--0.3%
Pactiv Corp.(b)                                         12,510               311
                                                                 ---------------
MORTGAGE REITS--1.1%
Annaly Capital Management, Inc.                         57,060               767
Redwood Trust, Inc.                                     30,310               659
                                                                 ---------------
                                                                           1,426
                                                                 ---------------
MOVIES & ENTERTAINMENT--0.4%
News Corp. Class B                                      39,900               485
                                                                 ---------------
MULTI-UTILITIES--0.9%
CMS Energy Corp.                                        93,220             1,162
                                                                 ---------------
OFFICE REITS--0.4%
BioMed Realty Trust, Inc.                               16,430               435
                                                                 ---------------
OFFICE SERVICES & SUPPLIES--0.5%
Steelcase, Inc. Class A                                 59,340               638
                                                                 ---------------
OIL & GAS DRILLING--0.4%
Unit Corp.(b)                                            8,950               446
                                                                 ---------------

                                                    SHARES            VALUE
                                               ---------------   ---------------
OIL & GAS EXPLORATION & PRODUCTION--1.3%
Chesapeake Energy Corp.                                 10,414   $           373
XTO Energy, Inc.                                        26,430             1,230
                                                                 ---------------
                                                                           1,603
                                                                 ---------------
OIL & GAS STORAGE & TRANSPORTATION--0.4%
Williams Cos., Inc. (The)                               21,270               503
                                                                 ---------------
PACKAGED FOODS & MEATS--2.6%
Dean Foods Co.(b)                                       17,070               399
Kellogg Co.                                              7,400               415
Ralcorp Holdings, Inc.(b)                               31,680             2,136
Smithfield Foods, Inc.(b)                               21,360               339
                                                                 ---------------
                                                                           3,289
                                                                 ---------------
PAPER PACKAGING--0.9%
Temple-Inland, Inc.                                     73,040             1,115
                                                                 ---------------
PAPER PRODUCTS--0.2%
International Paper Co.                                 11,690               306
                                                                 ---------------
PERSONAL PRODUCTS--0.7%
Estee Lauder Cos., Inc. (The) Class A                   18,720               934
                                                                 ---------------
PHARMACEUTICALS--0.2%
Schering-Plough Corp.                                   14,970               276
                                                                 ---------------
PROPERTY & CASUALTY INSURANCE--1.4%
Fidelity National Financial, Inc. Class A               30,680               451
First American Corp.                                    17,530               517
ProAssurance Corp.(b)                                   13,370               749
                                                                 ---------------
                                                                           1,717
                                                                 ---------------
REGIONAL BANKS--2.4%
City National Corp.                                     17,530               952
First Horizon National Corp.                            51,560               482
Pacific Capital Bancorp.                                42,360               862
PNC Financial Services Group, Inc. (The)                 9,770               730
                                                                 ---------------
                                                                           3,026
                                                                 ---------------
REINSURANCE--0.8%
PartnerRe Ltd.                                          13,790               939
                                                                 ---------------
RESEARCH & CONSULTING SERVICES--0.8%
Dun & Bradstreet Corp.                                  10,970             1,035
                                                                 ---------------
RESTAURANTS--0.5%
Darden Restaurants, Inc.                                23,087               661
                                                                 ---------------
SECURITY & ALARM SERVICES--0.4%
Brink's Co. (The)                                        8,770               535
                                                                 ---------------
SEMICONDUCTORS--0.5%
Maxim Integrated Products, Inc.                         37,890               686
                                                                 ---------------
SOFT DRINKS--1.1%
Coca-Cola Enterprises, Inc.                             52,590               882
Dr. Pepper Snapple Group, Inc.(b)                            1                --(f)
PepsiCo, Inc.                                            7,400               527
                                                                 ---------------
                                                                           1,409
                                                                 ---------------


                                                    SHARES            VALUE
                                               ---------------   ---------------
SPECIALIZED CONSUMER SERVICES--0.5%
Regis Corp.                                             24,930   $           686
                                                                 ---------------
SPECIALIZED REITS--0.3%
LaSalle Hotel Properties                                18,630               434
                                                                 ---------------
SPECIALTY STORES--1.3%
OfficeMax, Inc.                                        111,390               990
PetSmart, Inc.                                          28,120               695
                                                                 ---------------
                                                                           1,685
                                                                 ---------------
SYSTEMS SOFTWARE--1.2%
Macrovision Solutions Corp.(b)                          52,530               808
Sybase, Inc.(b)                                         22,830               699
                                                                 ---------------
                                                                           1,507
                                                                 ---------------
TOBACCO--1.3%
Lorillard, Inc.                                          5,930               422
Philip Morris International, Inc.                       25,930             1,247
                                                                 ---------------
                                                                           1,669
                                                                 ---------------
TRADING COMPANIES & DISTRIBUTORS--0.7%
Interline Brands, Inc.(b)                               55,880               906
                                                                 ---------------
TRUCKING--1.1%
Heartland Express, Inc.                                 31,500               489
Landstar System, Inc.                                   19,540               861
                                                                 ---------------
                                                                           1,350
                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES--1.7%
Leap Wireless International, Inc.(b)                    31,860             1,214
MetroPCS Communications, Inc.(b)                        26,570               372
Sprint Nextel Corp.                                     92,120               562
                                                                 ---------------
                                                                           2,148
--------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $101,357)                                                96,301
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS(c)--15.2%

ADVERTISING--0.4%

WPP Group plc
   (United Kingdom)                                     70,890               573
                                                                 ---------------
AIR FREIGHT & LOGISTICS--0.8%
UTi Worldwide, Inc.
   (United States)                                      63,180             1,075
                                                                 ---------------
APPAREL RETAIL--0.3%
Esprit Holdings Ltd.
   (China)                                              63,200               392
                                                                 ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.4%
adidas AG (Germany)                                     10,430               557
                                                                 ---------------
APPLICATION SOFTWARE--0.6%
Amdocs Ltd. (United States)(b)                          26,270               719
                                                                 ---------------

                        See Notes to Financial Statements

                           VIRTUS MARKET NEUTRAL FUND
          SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES            VALUE
                                               ---------------   ---------------
AUTOMOBILE MANUFACTURERS--0.5%
Daihatsu Motor Co., Ltd. (Japan)                        55,000   $           602
                                                                 ---------------
BROADCASTING--0.4%
Central European Media
   Enterprises Ltd. (Bermuda)(b)                         6,940               454
                                                                 ---------------
COMMUNICATIONS EQUIPMENT--0.8%
Nokia Oyj (Finland)                                     24,370               454
Nokia Oyj Sponsored ADR (Finland)                       12,960               242
Research In Motion Ltd. (Canada)(b)                      4,380               299
                                                                 ---------------
                                                                             995
                                                                 ---------------
CONSUMER ELECTRONICS--0.4%
Panasonic Corp.                                         33,000               569
                                                                 ---------------
DIVERSIFIED BANKS--0.9%
Shinhan Financial Group Co. Ltd.
   (South Korea)                                         4,950               353
Unibanco-Uniao de Bancos
   Brasileiros SA GDR (Brazil)                           7,600               767
                                                                 ---------------
                                                                           1,120
                                                                 ---------------
DIVERSIFIED METALS & MINING--0.2%
Freeport-McMoRan Copper & Gold, Inc.
   (United States)                                       3,930               223
                                                                 ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
Spectris plc (United Kingdom)                           41,750               499
                                                                 ---------------
FOOD RETAIL--0.3%
Casino Guichard Perrachon SA (France)                    5,080               453
                                                                 ---------------
HEALTH CARE EQUIPMENT--0.5%
Fresenius SE (Germany)                                   8,580               624
                                                                 ---------------
HOTELS, RESORTS & CRUISE LINES--0.5%
Thomas Cook Group plc (United Kingdom)                 151,840               603
                                                                 ---------------
INTEGRATED OIL & GAS--0.5%
LUKOIL Sponsored ADR (Russia)                           10,070               599
                                                                 ---------------
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
Magyar Tavkozlesi Rt (Matav) ADR (Hungary)              29,170               679
Telefonica Data Argentina S.A.
   (Argentina)(b)(d)                                     1,400                 0
Telefonica Moviles S.A.
   (Argentina)(b)(d)                                     1,400                 0
Telefonos de Mexico S.A. de C.V.
   ADR Series L (Mexico)                                16,990               438
                                                                 ---------------
                                                                           1,117
                                                                 ---------------
IT CONSULTING & OTHER SERVICES--0.3%
Accenture Ltd. Class A (United States)                  11,500               437
                                                                 ---------------

                                                    SHARES            VALUE
                                               ---------------   ---------------
LIFE SCIENCES TOOLS & SERVICES--0.6%
MDS, Inc. (Canada)(b)                                   66,900   $           800
                                                                 ---------------
PACKAGED FOODS & MEATS--0.3%
Cadbury plc ADR (United Kingdom)                         8,346               342
                                                                 ---------------
PHARMACEUTICALS--1.2%
Bayer AG (Germany)                                       7,730               566
Novartis AG ADR (Switzerland)                            4,840               256
Novartis AG Registered Shares (Switzerland)             12,500               658
                                                                 ---------------
                                                                           1,480
                                                                 ---------------
PROPERTY & CASUALTY INSURANCE--1.4%
ACE Ltd. (United States)                                32,320             1,750
                                                                 ---------------
REINSURANCE--0.7%
Arch Capital Group Ltd. (United States)(b)              12,050               880
                                                                 ---------------
SOFT DRINKS--0.5%
Coca-Cola Femsa S.A. de C.V. Sponsored ADR
   (Mexico)                                             13,170               665
                                                                 ---------------
STEEL--0.4%
POSCO ADR (South Korea)                                  4,950               461
                                                                 ---------------
TOBACCO--1.0%
British American Tobacco plc
   (United Kingdom)                                     18,840               615
Imperial Tobacco Group plc (United Kingdom)             19,280               619
                                                                 ---------------
                                                                           1,234
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $22,087)                                                 19,223
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--91.6%
(IDENTIFIED COST $123,444)                                               115,524
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--16.2%

MONEY MARKET MUTUAL FUNDS--16.2%
State Street Institutional Liquid
   Reserves Fund (seven-day effective yield
   2.456%)                                          20,404,147            20,404
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $20,404)                                                 20,404
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--107.8%
(IDENTIFIED COST $143,848)                                               135,928(a)
                                                                 ---------------
SECURITIES SOLD SHORT--(90.7)%
(PROCEEDS $124,586)                                                     (114,393)

Other assets and liabilities, net--82.9%                                 104,513
                                                                 ---------------
NET ASSETS--100.0%                                               $       126,048
                                                                 ===============

                                                    SHARES            VALUE
                                               ---------------   ---------------
SECURITIES SOLD SHORT--90.7%

DOMESTIC COMMON STOCKS SOLD SHORT--79.8%

ADVERTISING--0.3%
Interpublic Group of Cos., Inc. (The)                   55,690   $           432
                                                                 ---------------
AIR FREIGHT & LOGISTICS--0.5%
United Parcel Service, Inc. Class B                      9,860               620
                                                                 ---------------
AIRLINES--0.4%
Alaska Air Group, Inc.                                  26,020               531
                                                                 ---------------
AIRPORT SERVICES--0.3%
Macquarie Infrastructure Co. LLC                        25,200               333
                                                                 ---------------
ALUMINUM--0.2%
Alcoa, Inc.                                             10,680               241
                                                                 ---------------
APPAREL RETAIL--1.9%
Crew (J.) Group, Inc.                                   28,120               804
Guess?, Inc.                                            21,910               762
Men's Wearhouse, Inc. (The)                             37,070               787
                                                                 ---------------
                                                                           2,353
                                                                 ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.6%
Polo Ralph Lauren Corp.                                  6,760               451
Quiksilver, Inc.                                       128,820               739
Under Armour, Inc. Class A                              26,960               856
                                                                 ---------------
                                                                           2,046
                                                                 ---------------
APPLICATION SOFTWARE--1.1%
Citrix Systems, Inc.                                    13,510               341
FactSet Research Systems, Inc.                          15,980               835
Nuance Communications, Inc.                             21,910               267
                                                                 ---------------
                                                                           1,443
                                                                 ---------------
ASSET MANAGEMENT & CUSTODY BANKS--0.8%
Franklin Resources, Inc.                                 4,320               381
Invesco Ltd.                                            29,260               614
                                                                 ---------------
                                                                             995
                                                                 ---------------
AUTO PARTS & EQUIPMENT--0.5%
Gentex Corp.                                            44,920               642
                                                                 ---------------
CATALOG RETAIL--0.4%
Liberty Media Corp. - Interactive Class A               41,180               532
                                                                 ---------------
COMMERCIAL PRINTING--0.6%
Donnelley (R.R.) & Sons Co.                             29,580               726
                                                                 ---------------
COMMODITY CHEMICALS--0.3%
Westlake Chemical Corp.                                 16,530               348
                                                                 ---------------
COMMUNICATIONS EQUIPMENT--1.3%
CommScope, Inc.                                         28,400               984
JDS Uniphase Corp.                                      82,080               694
                                                                 ---------------
                                                                           1,678
                                                                 ---------------

                        See Notes to Financial Statements

                           VIRTUS MARKET NEUTRAL FUND
          SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES            VALUE
                                               ---------------   ---------------
COMPUTER & ELECTRONICS RETAIL--0.5%
Best Buy Co., Inc.                                      17,770   $           666
                                                                 ---------------
COMPUTER HARDWARE--0.8%
NCR Corp.                                               47,660             1,051
                                                                 ---------------
COMPUTER STORAGE & PERIPHERALS--0.8%
QLogic Corp.                                            63,000               968
                                                                 ---------------
CONSTRUCTION & ENGINEERING--1.5%
EMCOR Group, Inc.                                       28,490               750
Furmanite Corp.                                         55,780               577
Pike Electric Corp.                                     39,530               582
                                                                 ---------------
                                                                           1,909
                                                                 ---------------
CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--2.8%
Caterpillar, Inc.                                       11,320               675
Deere & Co.                                             22,190             1,098
Trinity Industries, Inc.                                20,270               522
Wabtec Corp.                                            24,010             1,230
                                                                 ---------------
                                                                           3,525
                                                                 ---------------
CONSTRUCTION MATERIALS--1.0%
Martin Marietta Materials, Inc.                          6,310               707
Texas Industries, Inc.                                  14,690               600
                                                                 ---------------
                                                                           1,307
                                                                 ---------------
DATA PROCESSING & OUTSOURCED SERVICES--0.9%
Automatic Data Processing, Inc.                         13,790               590
Paychex, Inc.                                           17,990               594
                                                                 ---------------
                                                                           1,184
                                                                 ---------------
DEPARTMENT STORES--0.9%
Nordstrom, Inc.                                         40,210             1,159
                                                                 ---------------
DISTILLERS & VINTNERS--2.1%
Brown-Forman Corp. Class B                              30,770             2,210
Constellation Brands, Inc. Class A                      19,260               413
                                                                 ---------------
                                                                           2,623
                                                                 ---------------
DISTRIBUTORS--1.1%
LKQ Corp.                                               80,340             1,363
                                                                 ---------------
DIVERSIFIED CHEMICALS--0.2%
Eastman Chemical Co.                                     5,480               302
                                                                 ---------------
DIVERSIFIED METALS & MINING--0.4%
Compass Minerals International, Inc.                     9,770               512
                                                                 ---------------
DIVERSIFIED SUPPORT SERVICES--0.9%
Healthcare Services Group, Inc.                         60,990             1,115
                                                                 ---------------
DIVERSIFIED SUPPORT SERVICES--0.8%
Ritchie Bros. Auctioneers, Inc.                         42,220               986
                                                                 ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.5%
Baldor Electric Co.                                     12,050               347
Rockwell Automation, Inc.                               17,070               637
Smith (A.O.) Corp.                                      12,780               501

                                                    SHARES            VALUE
                                               ---------------   ---------------
ELECTRICAL COMPONENTS &
EQUIPMENT--(CONTINUED)
Woodward Governor Co.                                   10,590   $           374
                                                                 ---------------
                                                                           1,859
                                                                 ---------------
ELECTRONIC COMPONENTS--0.5%
Hirose Electric Co. Ltd.                                 6,400               610
                                                                 ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Rofin-Sinar Technologies, Inc.                          19,920               610
                                                                 ---------------
ELECTRONIC MANUFACTURING SERVICES--0.3%
Tyco Electronics Ltd.                                   12,420               344
                                                                 ---------------
GENERAL MERCHANDISE STORES--0.5%
Big Lots, Inc.                                          20,820               579
                                                                 ---------------
HEALTH CARE DISTRIBUTORS--1.8%
Owens & Minor, Inc.                                     27,530             1,335
Patterson Cos., Inc.                                    32,870             1,000
                                                                 ---------------
                                                                           2,335
                                                                 ---------------
HEALTH CARE EQUIPMENT--5.3%
Bard (C.R.), Inc.                                       14,150             1,342
Edwards Lifesciences Corp.                              18,810             1,087
IDEXX Laboratories, Inc.                                25,380             1,391
Intuitive Surgical, Inc.                                 3,520               848
Kinetic Concepts, Inc.                                   7,850               225
Mentor Corp.                                            39,730               948
Meridian Bioscience, Inc.                               27,940               811
                                                                 ---------------
                                                                           6,652
                                                                 ---------------
HEALTH CARE FACILITIES--0.2%
LifePoint Hospitals, Inc.                                8,240               265
                                                                 ---------------
HEALTH CARE SERVICES--0.2%
Lincare Holdings, Inc.                                   8,220               247
                                                                 ---------------
HEALTH CARE SUPPLIES--1.5%
Merit Medical Systems, Inc.                            101,340             1,902
                                                                 ---------------
HOME FURNISHINGS--1.1%
Mohawk Industries, Inc.                                 20,090             1,354
                                                                 ---------------
HOMEBUILDING--0.7%
KB Home                                                 43,690               858
                                                                 ---------------
HOTELS, RESORTS & CRUISE LINES--0.5%
Choice Hotels International, Inc.                       23,640               641
                                                                 ---------------
HOUSEWARES & SPECIALTIES--0.5%
Jarden Corp.                                            25,774               604
                                                                 ---------------
INDUSTRIAL MACHINERY--1.5%
Graco, Inc.                                             22,000               784
Mueller Water Products, Inc.                           128,090             1,150
                                                                 ---------------
                                                                           1,934
                                                                 ---------------
INTEGRATED OIL & GAS--0.4%
China Petroleum & Chemical Corp.                         6,050               474
                                                                 ---------------

                                                    SHARES            VALUE
                                               ---------------   ---------------
INTEGRATED TELECOMMUNICATION SERVICES--3.1%
General Communication, Inc. Class A                    158,220   $         1,465
Iowa Telecommunications Services, Inc.                  86,460             1,615
Verizon Communications, Inc.                            25,930               832
                                                                 ---------------
                                                                           3,912
                                                                 ---------------
INTERNET SOFTWARE & SERVICES--1.5%
Equinix, Inc.                                           19,260             1,338
VeriSign, Inc.                                          19,900               519
                                                                 ---------------
                                                                           1,857
                                                                 ---------------
LEISURE FACILITIES--0.5%
Life Time Fitness, Inc.                                 19,240               602
                                                                 ---------------
LIFE SCIENCES TOOLS & SERVICES--1.4%
Amag Pharmaceuticals, Inc.                               5,660               219
Bruker Corp.                                            58,830               784
Millipore Corp.                                          9,730               669
Sequenom, Inc.                                           5,540               148
                                                                 ---------------
                                                                           1,820
                                                                 ---------------
MOTORCYCLE MANUFACTURERS--1.5%
Harley-Davidson, Inc.                                   50,490             1,883
                                                                 ---------------
MOVIES & ENTERTAINMENT--0.5%
Walt Disney Co. (The)                                   20,540               630
                                                                 ---------------
MULTI-LINE INSURANCE--0.3%
Hartford Financial Services Group, Inc.
   (The)                                                10,070               413
                                                                 ---------------
OFFICE ELECTRONICS--0.6%
Zebra Technologies Corp. Class A                        26,980               751
                                                                 ---------------
OFFICE REITS--0.7%
SL Green Realty Corp.                                   14,240               923
                                                                 ---------------
OIL & GAS EQUIPMENT & SERVICES--0.5%
Dril-Quip, Inc.                                         13,150               571
                                                                 ---------------
OIL & GAS EXPLORATION & PRODUCTION--2.2%
EOG Resources, Inc.                                      5,390               482
Noble Energy, Inc.                                       6,850               381
Quicksilver Resources, Inc.                             23,830               468
Range Resources Corp.                                   12,690               544
Southwestern Energy Co.                                 28,390               867
                                                                 ---------------
                                                                           2,742
                                                                 ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.6%
Bank of America Corp.                                   23,071               807
                                                                 ---------------
PACKAGED FOODS & MEATS--4.4%
Cal-Maine Foods, Inc.                                   13,360               366
Hain Celestial Group, Inc. (The)                        15,060               415
Hershey Co. (The)                                       21,180               837
Hormel Foods Corp.                                      59,340             2,153
Smucker (J.M.) Co. (The)                                13,196               669
Tootsie Roll Industries, Inc.                           36,250             1,048
                                                                 ---------------
                                                                           5,488
                                                                 ---------------

                       See Notes to Financial Statements

                           VIRTUS MARKET NEUTRAL FUND
          SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES            VALUE
                                               ---------------   ---------------
PERSONAL PRODUCTS--1.6%
Chattem, Inc.                                           26,110   $         2,041
                                                                 ---------------
PHARMACEUTICALS--1.2%
Allergan, Inc.                                           9,970               513
Medicis Pharmaceutical Corp. Class A                    54,960               819
Novo Nordisk A/S                                         4,660               239
                                                                 ---------------
                                                                           1,571
                                                                 ---------------
REGIONAL BANKS--7.0%
Bank of Hawaii Corp.                                    24,560             1,313
Frontier Financial Corp.                                29,230               393
KeyCorp                                                 41,270               493
Prosperity Bancshares, Inc.                             63,000             2,141
Regions Financial Corp.                                 52,770               507
Synovus Financial Corp.                                 92,100               953
TCF Financial Corp.                                     49,010               882
Westamerica Bancorp                                     36,890             2,122
                                                                 ---------------
                                                                           8,804
                                                                 ---------------
REINSURANCE--0.5%
Montpelier Re Holdings Ltd.                             38,070               628
                                                                 ---------------
RESTAURANTS--2.9%
Chipotle Mexican Grill, Inc. Class A                    15,800               877
Panera Bread Co. Class A                                15,570               792
Sonic Corp.                                            138,430             2,017
                                                                 ---------------
                                                                           3,686
                                                                 ---------------
SPECIALIZED FINANCE--0.8%
MSCI, Inc. Class A                                      39,950               959
                                                                 ---------------
SPECIALTY CHEMICALS--1.1%
Nalco Holding Co.                                       18,270               339
Sensient Technologies Corp.                             27,760               781
Sigma-Aldrich Corp.                                      4,570               239
                                                                 ---------------
                                                                           1,359
                                                                 ---------------
SPECIALTY STORES--0.8%
Sally Beauty Holdings, Inc.                             48,750               419
Tiffany & Co.                                           16,250               577
                                                                 ---------------
                                                                             996
                                                                 ---------------
STEEL--0.6%
Nucor Corp.                                              6,760               267
United States Steel Corp.                                6,730               522
                                                                 ---------------
                                                                             789
                                                                 ---------------

                                                    SHARES            VALUE
                                               ---------------   ---------------
SYSTEMS SOFTWARE--1.0%
Red Hat, Inc.                                           81,530   $         1,229
                                                                 ---------------
TOBACCO--0.3%
Reynolds American, Inc.                                  7,120               346
                                                                 ---------------
WATER UTILITIES--2.3%
American Water Works Co., Inc.                          47,020             1,011
Aqua America, Inc.                                     106,730             1,898
                                                                 ---------------
                                                                           2,909
--------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS SOLD SHORT
(PROCEEDS $108,312)                                                      100,574
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS SOLD SHORT(c)--10.9%

APPAREL, ACCESSORIES & LUXURY GOODS--0.5%
Hermes International (France)                            4,710               766
                                                                 ---------------
BROADCASTING--0.5%
Grupo Televisa SA Sponsored ADR (Mexico)                28,880               632
                                                                 ---------------
CONSUMER ELECTRONICS--0.5%
Sanyo Electric Co. Ltd. (Japan)                        356,000               618
                                                                 ---------------
DEPARTMENT STORES--0.4%
Marks & Spencer Group plc (United Kingdom)             134,200               490
                                                                 ---------------
DISTILLERS & VINTNERS--0.5%
Pernod-Ricard SA (France)                                6,670               588
                                                                 ---------------
DIVERSIFIED BANKS--0.9%
ICICI Bank Ltd. Sponsored ADR (India)                   31,190               734
Toronto-Dominion Bank (Canada)                           6,810               415
                                                                 ---------------
                                                                           1,149
                                                                 ---------------
ELECTRONIC COMPONENTS--0.2%
Alps Electric Co. Ltd (Japan)                           32,900               258
                                                                 ---------------
HEALTH CARE EQUIPMENT--0.9%
Nobel Biocare Holding AG (Switzerland)                  22,040               737
William Demant Holding (Denmark)                         8,720               392
                                                                 ---------------
                                                                           1,129
                                                                 ---------------

                                                    SHARES            VALUE
                                               ---------------   ---------------
HEALTH CARE SUPPLIES--0.6%
Coloplast A/S Class B (Denmark)                          9,680   $           718
                                                                 ---------------
HOTELS, RESORTS & CRUISE LINES--0.4%
Intercontinental Hotels Group plc
   (United Kingdom)                                     40,880               506
                                                                 ---------------
HOUSEHOLD APPLIANCES--0.4%
Husqvarna AB (Sweden)                                   70,320               529
                                                                 ---------------
INTEGRATED OIL & GAS--0.4%
PetroChina Co. Ltd. ADR (China)                          4,760               489
                                                                 ---------------
MARINE--0.7%
Diana Shipping, Inc. (Greece)                           46,650               919
                                                                 ---------------
PACKAGED FOODS & MEATS--0.5%
Groupe Danone (France)                                   9,380               665
                                                                 ---------------
PERSONAL PRODUCTS--0.5%
L'Oreal SA (France)                                      6,410               629
                                                                 ---------------
PHARMACEUTICALS--0.7%
GlaxoSmithKline plc Sponsored ADR
   (United Kingdom)                                     11,500               500
UCB SA (Belgium)                                        11,320               402
                                                                 ---------------
                                                                             902
                                                                 ---------------
PRECIOUS METALS & MINERALS--0.6%
Compania de Minas Buenaventura SA ADR (Peru)            31,460               739
                                                                 ---------------
RESTAURANTS--1.3%
Tim Hortons, Inc. (Canada)                              56,330             1,669
                                                                 ---------------
WATER UTILITIES--0.4%
Consolidated Water Co. Ltd. (Cayman Islands)            24,930               424
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS SOLD SHORT
(PROCEEDS $16,274)                                                        13,819
--------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT
(PROCEEDS $124,586)                                                      114,393(e)
--------------------------------------------------------------------------------

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,564 and gross depreciation of $12,373 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $144,737.
(b)  Non-income producing.
(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header or parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(d) Illiquid and restricted security. At September 30, 2008, these securities amounted to a value of $0 or 0% of net assets. For acquisition information, see Note 7, "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(e) Federal Tax Information: Net unrealized appreciation of securities sold short is comprised of gross appreciation of $12,513 and gross depreciation of $3,360 for federal income tax purposes. At September 30, 2008, the aggregate proceeds of securities sold short for federal income tax purposes was $123,546.
(f)  Amount less than $500 (not reported in thousands).

                        See Notes to Financial Statements

                      VIRTUS ALTERNATIVES DIVERSIFIER FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES            VALUE
                                               ---------------   ---------------
MUTUAL FUNDS--67.5%

DOMESTIC EQUITY FUNDS(c)--40.8%
Virtus Market Neutral Fund Class A                  10,079,566   $        98,881
Virtus Real Estate Securities Fund Class A           2,277,344            66,476
                                                                 ---------------
                                                                         165,357
                                                                 ---------------
FOREIGN EQUITY FUNDS(c)--26.7%
Virtus Global Infrastructure Fund Class A            5,150,541            56,192
Virtus International Real Estate Securities
   Fund Class A                                      7,748,160            52,068
                                                                 ---------------
                                                                         108,260
--------------------------------------------------------------------------------
TOTAL MUTUAL FUNDS
(IDENTIFIED COST $293,074)                                               273,617
--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS--32.2%
iShares S&P North American Natural Resources
   Sector Index Fund                                 1,182,711            42,542
PowerShares DB Commodity Index Tracking
   Fund(b)                                           1,710,123            57,956
PowerShares DB G10 Currency Harvest Fund(b)          1,235,778            29,980
--------------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $133,103)                                               130,478
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.7%
(IDENTIFIED COST $426,177)                                               404,095
--------------------------------------------------------------------------------

                                                    SHARES            VALUE
                                               ---------------   ---------------
SHORT-TERM INVESTMENTS--0.1%

MONEY MARKET MUTUAL FUNDS--0.1%
State Street Institutional Liquid Reserves
   Fund (seven-day effective yield 2.456%)             469,009   $           469
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $469)                                                       469
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $426,646)                                               404,564(a)

Other assets and liabilities, net--0.2%                                      694
                                                                 ---------------
NET ASSETS--100.0%                                               $       405,258
                                                                 ===============

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $6,440 and gross depreciation of $41,322 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $439,446.
(b)  Non-income producing.
(c)  Affiliated Fund.

                        See Notes to Financial Statements

                         VIRTUS WEALTH ACCUMULATOR FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES            VALUE
                                               ---------------   ---------------
MUTUAL FUNDS--99.7%

DOMESTIC EQUITY FUNDS(c)--72.8%
Virtus Capital Growth Fund Class A(b)                   65,638   $           844
Virtus Growth & Income Fund Class A                    117,289             1,736
Virtus Growth Opportunities Fund Class A(b)             77,447               855
Virtus Market Neutral Fund Class A                      74,743               733
Virtus Mid-Cap Value Fund Class A                       28,989               567
Virtus Quality Small-Cap Fund Class A                   25,266               242
Virtus Real Estate Securities Fund Class A              18,190               531
Virtus Small-Cap Growth Fund Class A(b)                  9,653               258
Virtus Small-Cap Sustainable
   Growth Fund Class A                                  30,995               284
Virtus Small-Cap Value Fund Class A(b)                  26,520               279
Virtus Value Opportunities Fund Class A                174,220             1,575
                                                                 ---------------
                                                                           7,904
                                                                 ---------------
FOREIGN EQUITY FUNDS(c)--26.9%
Virtus Foreign Opportunities Fund Class A               97,407             2,001
Virtus Global Infrastructure Fund Class A               40,303               440
Virtus International Real
   Estate Securities Fund Class A                       70,735               475
                                                                 ---------------
                                                                           2,916
--------------------------------------------------------------------------------
TOTAL MUTUAL FUNDS
(IDENTIFIED COST $12,802)                                                 10,820
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.7%
(IDENTIFIED COST $12,802)                                                 10,820
--------------------------------------------------------------------------------

                                                    SHARES            VALUE
                                               ---------------   ---------------
SHORT-TERM INVESTMENTS--0.3%

MONEY MARKET MUTUAL FUNDS--0.3%
State Street Institutional
   Liquid Reserves Fund
   (seven-day effective
   yield 2.456%)                                        35,107   $            35
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $35)                                                         35
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $12,837)                                                 10,855(a)

Other assets and liabilities, net--0.0%                                       (3)
                                                                 ---------------
NET ASSETS--100.0%                                               $        10,852
                                                                 ===============

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $0 and gross depreciation of $2,072 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $12,927.
(b)  Non-income producing.
(c)  Affiliated Fund.

                        See Notes to Financial Statements

                           VIRTUS WEALTH BUILDER FUND
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES            VALUE
                                               ---------------   ---------------
MUTUAL FUNDS--99.9%

DOMESTIC EQUITY FUNDS(c)--55.9%
Virtus Capital Growth Fund
   Class A(b)                                          392,403   $         5,046
Virtus Growth & Income
   Fund Class A                                        672,462             9,952
Virtus Growth Opportunities
   Fund Class A(b)                                     428,730             4,733
Virtus Market Neutral Fund
   Class A                                             634,068             6,220
Virtus Mid-Cap Value Fund
   Class A                                             189,110             3,699
Virtus Quality Small-Cap Fund
   Class A                                             187,021             1,792
Virtus Real Estate Securities
   Fund Class A                                        131,675             3,844
Virtus Small-Cap Growth Fund
   Class A(b)                                           64,519             1,729
Virtus Small-Cap Sustainable
   Growth Fund Class A                                 218,581             2,002
Virtus Small-Cap Value Fund
   Class A(b)                                          182,444             1,918
Virtus Value Opportunities
   Fund Class A                                      1,123,112            10,153
                                                                 ---------------
                                                                          51,088
                                                                 ---------------
FOREIGN EQUITY FUNDS(c)--24.5%
Virtus Foreign Opportunities
   Fund Class A                                        738,489            15,168
Virtus Global Infrastructure Fund
   Class A                                             334,914             3,654
Virtus International Real
   Estate Securities Fund
   Class A                                             525,692             3,533
                                                                 ---------------
                                                                          22,355
                                                                 ---------------


                                                    SHARES            VALUE
                                               ---------------   ---------------
DOMESTIC FIXED INCOME FUNDS(c)--19.5%
Virtus Bond Fund Class A                               719,709   $         7,017
Virtus High Yield Income Fund
   Class A                                             186,943             1,881
Virtus Institutional Bond
   Fund Class Y                                        244,531             7,004
Virtus Multi-Sector Short
   Term Bond Fund Class A                              458,756             1,931
                                                                 ---------------
                                                                          17,833
--------------------------------------------------------------------------------
TOTAL MUTUAL FUNDS
(IDENTIFIED COST $100,108)                                                91,276
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.9%
(IDENTIFIED COST $100,108)                                                91,276
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.9%
(IDENTIFIED COST $100,108)                                                91,276(a)

Other assets and liabilities, net--0.1%                                      127
                                                                 ---------------
NET ASSETS--100.0%                                               $        91,403
                                                                 ===============

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $2,647 and gross depreciation of $12,216 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $100,845.
(b)  Non-income producing.
(c)  Affiliated Funds.

                        See Notes to Financial Statements

                          VIRTUS WEALTH GUARDIAN FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES            VALUE
                                               ---------------   ---------------
MUTUAL FUNDS--100.3%

DOMESTIC EQUITY FUNDS(c)--42.8%
Virtus Capital Growth Fund
   Class A(b)                                          148,415   $         1,909
Virtus Growth & Income
   Fund Class A                                        252,266             3,734
Virtus Growth Opportunities
   Fund Class A(b)                                     180,405             1,992
Virtus Market Neutral
   Fund Class A                                        299,230             2,935
Virtus Mid-Cap Value
   Fund Class A                                         67,922             1,329
Virtus Quality Small-Cap
   Fund Class A                                         70,495               675
Virtus Real Estate Securities
   Fund Class A                                         41,288             1,205
Virtus Small-Cap Growth
   Fund Class A(b)                                      25,793               691
Virtus Small-Cap Sustainable
   Growth Fund Class A                                  72,870               667
Virtus Small-Cap Value
   Fund Class A(b)                                      61,220               643
Virtus Value Opportunities
   Fund Class A                                        399,739             3,614
                                                                 ---------------
                                                                          19,394
                                                                 ---------------
FOREIGN EQUITY FUNDS(c)--16.5%
Virtus Foreign Opportunities
   Fund Class A                                        267,267             5,490
Virtus Global Infrastructure
   Fund Class A                                         80,148               874
Virtus International Real
   Estate Securities Fund
   Class A                                             168,411             1,132
                                                                 ---------------
                                                                           7,496
                                                                 ---------------
DOMESTIC FIXED INCOME FUNDS(c)--41.0%
Virtus Bond Fund Class A                               731,734             7,135
Virtus High Yield Income Fund
   Class A                                             190,195             1,913
Virtus Institutional Bond
   Fund Class Y                                        269,382             7,715
Virtus Multi-Sector Short
   Term Bond Fund Class A                              427,161             1,799
                                                                 ---------------
                                                                          18,562
--------------------------------------------------------------------------------
TOTAL MUTUAL FUNDS
(IDENTIFIED COST $50,099)                                                 45,452
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--100.3%
(IDENTIFIED COST $50,099)                                                 45,452
--------------------------------------------------------------------------------

                                                    SHARES            VALUE
                                               ---------------   ---------------
SHORT-TERM INVESTMENTS--0.2%

MONEY MARKET MUTUAL FUNDS--0.2%
State Street Institutional
   Liquid Reserves Fund
   (seven-day effective
   yield 2.456%)                                        89,185   $            89
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $89)                                                         89
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.5%
(IDENTIFIED COST $50,188)                                                 45,541(a)

Other assets and liabilities, net--(0.5)%                                   (246)
                                                                 ---------------
NET ASSETS--100.0%                                               $        45,295
                                                                 ===============

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $673 and gross depreciation of $5,800 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $50,668.
(b)  Non-income producing.
(c)  Affiliated Fund.

                        See Notes to Financial Statements

                                VIRTUS BOND FUND
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
U.S. GOVERNMENT SECURITIES--23.5%

U.S. TREASURY BONDS--3.0%
U.S. Treasury Bond
   6.250% due 8/15/23                          $         4,340   $         5,211
                                                                 ---------------
U.S. TREASURY NOTES--20.5%
U.S. Treasury Note
   2.750% due 7/31/10                                   31,520            32,010
   2.750% due 2/28/13                                    2,035             2,025
   4.750% due 8/15/17                                    1,180             1,265
                                                                 ---------------
                                                                          35,300
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $39,958)                                                 40,511
--------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES--41.8%
FHLMC
   2503 B
   5.500% due 9/15/17                                      250               254
      2764 HW
   5.000% due 3/15/19                                      455               451
   7.000% due 1/1/33                                       255               268
   5.500% due 1/1/38(g)                                  5,021             5,001
   6.500% due 8/1/38                                     1,099             1,128
FNMA
   7.000% due 5/1/14                                        27                28
   8.000% due 1/1/15                                         5                 6
   5.000% due 12/1/22                                    4,516             4,489
   6.000% due 1/1/33                                     4,892             4,994
   4.500% due 1/1/35                                       429               407
   5.500% due 3/1/35                                     2,776             2,772
   6.000% due 11/1/36                                    4,162             4,220
   5.000% due 2/1/37                                    11,075            10,806
   4.500% due 4/1/37                                    16,705            15,826
   6.000% due 6/1/37                                     1,648             1,671
   6.000% due 9/1/37                                        62                63
   6.000% due 1/1/38                                       149               151
   6.000% due 2/1/38                                       128               130
   6.000% due 3/1/38                                       921               934
   6.500% due 3/1/38                                     9,113             9,398
   6.500% due 5/1/38                                       865               887
   5.500% due 8/1/38                                     1,972             1,968
   6.000% due 8/1/38                                     4,168             4,225
   6.000% due 8/1/38                                       299               304
   6.000% due 8/1/38                                       699               709
   6.500% due 8/1/38                                     1,093             1,122
--------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $72,989)                                                 72,212
--------------------------------------------------------------------------------
AGENCY NON-MORTGAGE-BACKED SECURITIES--3.4%
FHLMC
   7.500% due 7/1/09                                         3                 3
   3.750% due 6/28/13                                    2,845             2,823
   7.500% due 4/1/14                                        36                39
   7.000% due 4/1/16                                        29                31
FNMA
   3.250% due 8/12/10                                    2,955             2,962
--------------------------------------------------------------------------------
TOTAL AGENCY NON-MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $5,877)                                                   5,858
--------------------------------------------------------------------------------

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
DOMESTIC CORPORATE BONDS--23.9%

ADVERTISING--0.3%
Affinion Group, Inc.
   10.125% due 10/15/13                        $           560   $           529
                                                                 ---------------
AEROSPACE & DEFENSE--0.7%
Bombardier, Inc. 144A
   8.000% due 11/15/14(b)                                  675               672
DI Finance/Dyncorp
   International, Inc. 144A
   9.500% due 2/15/13(b)                                   555               548
                                                                 ---------------
                                                                           1,220
                                                                 ---------------
APPLICATION SOFTWARE--0.2%
Intuit, Inc.
   5.750% due 3/15/17                                      450               398
                                                                 ---------------
ASSET MANAGEMENT & CUSTODY BANKS--0.2%
Janus Capital Group, Inc.
   6.250% due 6/15/12                                      355               336
                                                                 ---------------
BROADCASTING--0.9%
EchoStar DBS Corp.
   7.125% due 2/1/16                                       530               428
Time Warner Cable, Inc.
   6.750% due 7/1/18                                       445               416
United Artists Theatre Circuit, Inc.
Series BD-1
   9.300% due 7/1/15(e)                                     28                25
Viacom, Inc.
   5.750% due 4/30/11                                      650               631
                                                                 ---------------
                                                                           1,500
                                                                 ---------------
CASINOS & GAMING--0.3%
Icahn Enterprises LP/Icahn
Enterprises Finance Corp.
   7.125% due 2/15/13                                      650               501
                                                                 ---------------
COMMUNICATIONS EQUIPMENT--0.4%
Cisco Systems, Inc.
   5.500% due 2/22/16                                      635               610
                                                                 ---------------
CONSUMER FINANCE--1.2%
American General Finance Corp.
   4.000% due 3/15/11                                      450               176
   5.750% due 9/15/16                                      490               224
Capital One Financial Corp.
   5.700% due 9/15/11                                      620               549
   6.150% due 9/1/16                                       730               548
Hertz Corp. (The)
   8.875% due 1/1/14                                       580               503
                                                                 ---------------
                                                                           2,000
                                                                 ---------------
DATA PROCESSING & OUTSOURCED SERVICES--0.5%
Fiserv, Inc.
   6.125% due 11/20/12                                     925               897
                                                                 ---------------

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
DIVERSIFIED BANKS--0.8%

Wachovia Corp.
   5.750% due 2/1/18                           $           520   $           390
Wells Fargo & Co.
   5.625% due 12/11/17                                     590               542
Wells Fargo Capital XIII
   7.700% due 12/29/49(c)                                  535               467
                                                                 ---------------
                                                                           1,399
                                                                 ---------------
ELECTRIC UTILITIES--0.8%
Appalachian Power Co.
   5.550% due 4/1/11                                       810               800
Florida Power Corp.
   6.650% due 7/15/11                                      610               638
                                                                 ---------------
                                                                           1,438
                                                                 ---------------
ELECTRONIC MANUFACTURING SERVICES--0.2%
Tyco Electronic Group SA
   6.000% due 10/1/12                                      385               379
                                                                 ---------------
FOOD RETAIL--0.3%
Safeway, Inc.
   6.500% due 3/1/11                                       440               453
                                                                 ---------------
GAS UTILITIES--0.5%
Atmos Energy Corp.
   6.350% due 6/15/17                                      545               513
South Carolina Electric & Gas Co.
   6.500% due 11/1/18                                      365               371
                                                                 ---------------
                                                                             884
                                                                 ---------------
HEALTH CARE SERVICES--0.3%
Quest Diagnostics, Inc.
   6.400% due 7/1/17                                       435               423
                                                                 ---------------
HOME FURNISHINGS--0.2%
Mohawk Industries, Inc.
   5.750% due 1/15/11                                      430               411
                                                                 ---------------
HYPERMARKETS & SUPER CENTERS--0.3%
Costco Wholesale Corp.
   5.500% due 3/15/17                                      490               486
                                                                 ---------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS--0.3%
MidAmerican Energy Co.
   5.800% due 10/15/36                                     705               580
                                                                 ---------------
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
AT&T, Inc.
   6.250% due 3/15/11                                      465               470
Qwest Corp.
   8.875% due 3/15/12                                      385               379
Verizon Communications, Inc.
   5.500% due 2/15/18                                      385               341
Windstream Corp.
   7.000% due 3/15/19                                      435               350
                                                                 ---------------
                                                                           1,540
                                                                 ---------------

                       See Notes to Financial Statements

                                VIRTUS BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008
($ reported in thousands)

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
INVESTMENT BANKING & BROKERAGE--1.6%
Bear Stearns Cos., Inc. (The)
   7.250% due 2/1/18                           $           675   $           650
Merrill Lynch & Co., Inc.
   5.054% due 5/12/10(c)                                   325               313
   6.875% due 4/25/18                                      810               717
Morgan Stanley
   4.904% due 5/14/10(c)                                   175               128
   6.625% due 4/1/18                                       715               473
UBS Preferred Funding Trust V
   Series 1
   6.243% due 5/29/49(c)                                   715               551
                                                                 ---------------
                                                                           2,832
                                                                 ---------------
LIFE & HEALTH INSURANCE--2.0%
Lincoln National Corp.
   5.650% due 8/27/12(h)                                 1,195             1,175
Protective Life Secured Trust
   4.000% due 4/1/11(h)                                  1,670             1,658
Prudential Financial, Inc.
   8.875% due 6/15/38(c)                                   605               569
                                                                 ---------------
                                                                           3,402
                                                                 ---------------
MANAGED HEALTH CARE--0.7%
Wellpoint, Inc.
   5.000% due 1/15/11(h)                                 1,160             1,153
                                                                 ---------------
MULTI-LINE INSURANCE--0.9%
Genworth Financial, Inc.
   6.515% due 5/22/18                                      405               332
   6.150% due 11/15/66(c)                                  420               184
Genworth Global Funding Trusts
   5.125% due 3/15/11                                    1,080             1,021
                                                                 ---------------
                                                                           1,537
                                                                 ---------------
OFFICE REITS--0.1%
Duke Realty LP
   5.625% due 8/15/11                                      225               220
                                                                 ---------------
OFFICE SERVICES & SUPPLIES--0.4%
IKON Office Solutions, Inc.
   7.750% due 9/15/15                                      670               704
                                                                 ---------------
OIL & GAS EQUIPMENT & SERVICES--0.3%
Allis-Chalmers Energy, Inc.
   8.500% due 3/1/17                                       630               542
                                                                 ---------------
OIL & GAS EXPLORATION & PRODUCTION--1.1%
Encore Acquisition Co.
   6.000% due 7/15/15                                      310               248
EOG Resources, Inc.
   5.875% due 9/15/17                                      490               461
   6.875% due 10/1/18                                      420               418
XTO Energy, Inc.
   5.900% due 8/1/12                                       855               844
                                                                 ---------------
                                                                           1,971
                                                                 ---------------
OIL & GAS STORAGE & TRANSPORTATION--1.0%
Enbridge Energy Partners LP
   5.875% due 12/15/16                                     350               320
Energy Transfer Partners LP
   6.700% due 7/1/18                                       665               630
Kinder Morgan Energy Partners LP
   5.850% due 9/15/12                                      415               403

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
OIL & GAS STORAGE &
TRANSPORTATION -- (CONTINUED)
Pacific Energy Partners LP/Pacific
   Energy Finance Corp.
   6.250% due 9/15/15                          $           325   $           306
                                                                 ---------------
                                                                           1,659
                                                                 ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.1%
Bank of America Corp.
   5.750% due 8/15/16                                      715               595
   8.125% due 12/29/49(c)                                  385               311
Citigroup, Inc.
   5.000% due 9/15/14                                      840               644
General Electric Capital Corp.
   5.625% due 5/1/18                                       140               118
   6.375% due 11/15/67(c)                                  715               579
JPMorgan Chase & Co.
   5.750% due 1/2/13                                     1,020               976
   Series 1
   7.900% due 4/29/49(c)                                   460               387
                                                                 ---------------
                                                                           3,610
                                                                 ---------------
PACKAGED FOODS & MEATS--0.2%
Kraft Foods, Inc.
   6.125% due 8/23/18                                      405               378
                                                                 ---------------
PAPER PRODUCTS--0.1%
Exopack Holding Corp.
   11.250% due 2/1/14                                      200               169
                                                                 ---------------
PHARMACEUTICALS--0.5%
Johnson & Johnson
   5.150% due 7/15/18                                      935               919
                                                                 ---------------
PROPERTY & CASUALTY INSURANCE--0.5%
Chubb Corp.
   6.375% due 3/29/67(c)                                   490               374
CNA Financial Corp.
   6.500% due 8/15/16                                      560               517
                                                                 ---------------
                                                                             891
                                                                 ---------------
REGIONAL BANKS--0.3%
Credit Suisse First Boston
   6.000% due 2/15/18                                      660               575
                                                                 ---------------
RESIDENTIAL REITS--0.6%
AvalonBay Communities, Inc.
   5.750% due 9/15/16                                      410               358
ERP Operating LP
   5.375% due 8/1/16                                       745               632
                                                                 ---------------
                                                                             990
                                                                 ---------------
RETAIL REITS--0.4%
Simon Property Group LP
   5.600% due 9/1/11                                       755               745
                                                                 ---------------
SEMICONDUCTORS--0.3%
Amkor Technology, Inc.
   7.750% due 5/15/13                                      620               532
                                                                 ---------------
SPECIALTY CHEMICALS--0.1%
Huntsman International LLC
   7.375% due 1/1/15                                       250               211
                                                                 ---------------

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
SYSTEMS SOFTWARE--0.4%
Oracle Corp.
   5.750% due 4/15/18                          $           685   $           636
                                                                 ---------------
THRIFTS & MORTGAGE FINANCE--0.4%
Countrywide Home Loan, Inc.
   Series L
   4.000% due 3/22/11                                      720               619
                                                                 ---------------
TOBACCO--0.6%
Philip Morris International, Inc.
   4.875% due 5/16/13                                      185               182
   5.650% due 5/16/18                                      960               888
                                                                 ---------------
                                                                           1,070
--------------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $45,477)                                                 41,349
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--0.7%
Citigroup Mortgage Loan Trust,
   Inc. 04-NCM2, 2CB3
   8.000% due 8/25/34                                       51                50
DLJ Mortgage Acceptance Corp.
   96-M, 1 144A
   0.000% due 11/28/11(b)(c)(f)                             14                11
Merrill Lynch Mortgage Trust
05-MCP1, A2
   4.556% due 6/12/43                                      725               705
Morgan Stanley Mortgage Loan
   Trust 04-3, 3A
   6.000% due 4/25/34                                      587               535
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $1,382)                                                   1,301
--------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS(d)--5.7%

CANADA--0.7%
Compton Petroleum Finance Corp.
   7.625% due 12/1/13                                      380               336
Husky Energy, Inc.
   6.200% due 9/15/17                                      785               713
TransCanada Pipelines Ltd.
   6.350% due 5/15/67(c)                                   300               237
                                                                 ---------------
                                                                           1,286
                                                                 ---------------
ITALY--0.1%
Telecom Italia Capital SA
   5.250% due 10/1/15                                      250               208
                                                                 ---------------
JAPAN--0.4%
Resona Bank Ltd. 144A
   5.850% due 4/15/49(b)(c)                                985               724
                                                                 ---------------
NETHERLANDS--0.7%
ING Groep N.V.
   5.775% due 12/8/49(c)(h)                              1,445             1,155
                                                                 ---------------

                       See Notes to Financial Statements

                                VIRTUS BOND FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
SPAIN--1.3%
Santander Issuances S.A
Unipersonal 144A
   5.911% due 6/20/16(b)                       $         1,085   $         1,008
Telefonica Emisiones S.A
   5.984% due 6/20/11(h)                                 1,255             1,241
                                                                 ---------------
                                                                           2,249
                                                                 ---------------
UNITED KINGDOM--1.4%
Barclays Bank plc 144A
   7.700% due 4/25/49(b)(c)                                700               493
HBOS plc 144A
   6.657% due 5/21/49(b)(c)                              1,100               622
Royal Bank of Scotland
   Group plc 144A
   6.990% due 10/29/49(b)(c)                               955               713
Virgin Media Finance plc
   8.750% due 4/15/14                                      610               515
                                                                 ---------------
                                                                           2,343
                                                                 ---------------
UNITED STATES--1.1%
Credit Suisse Guernsey Ltd.
   5.860% due 5/29/49(c)                                   815               617
Freeport-McMoRan Copper &
   Gold, Inc.
   8.375% due 4/1/17                                       275               271
WEA Finance LLC/WCI Finance
   LLC 144A
   5.700% due 10/1/16(b)                                 1,065               918
                                                                 ---------------
                                                                           1,806
--------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $11,957)                                                  9,771
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.0%
(IDENTIFIED COST $177,640)                                               171,002
--------------------------------------------------------------------------------

                                                    SHARE             VALUE
                                               ---------------   ---------------
SHORT-TERM INVESTMENTS--4.5%

MONEY MARKET MUTUAL FUNDS--4.5%
State Street Institutional Liquid
   Reserves Fund (seven-day
   effective yield 2.456%)                           7,724,232   $         7,724
                                                                 ---------------

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $7,724)                                                   7,724
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--103.5%
(IDENTIFIED COST $185,364)                                               178,726(a)

Other assets and liabilities, net--(3.5)%                                 (6,159)
                                                                 ---------------
NET ASSETS--100.0%                                               $       172,567
                                                                 ===============

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $549 and gross depreciation of $7,324 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $185,501.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities amounted to a value of $5,709 or 3.3% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(e) Illiquid security. Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(f) Illiquid and restricted security. At September 30, 2008, this security amounted to a value of $11 or 0.0% of net assets. For acquisition information, see Note 7, "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(g)  When-issued security.
(h)  All or a portion segregated as collateral for when-issued securities.

                        See Notes to Financial Statements

                         VIRTUS CA TAX-EXEMPT BOND FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                      PAR
                                                     VALUE             VALUE
                                                --------------   ---------------
MUNICIPAL TAX-EXEMPT BONDS(c)--97.3%

DEVELOPMENT REVENUE--5.5%
Hercules Redevelopment Agency
   Tax-Allocation (AMBAC Insured)
   5.000% due 8/1/29                            $          500   $           448
Ontario Redevelopment Financing
   Authority, Project No. 1 (MBIA Insured)
   6.900% due 8/1/10                                        70                74
   5.250% due 8/1/13                                       500               518
San Diego Redevelopment Agency,
   Center City (AMBAC Insured)
   Series A
   4.750% due 9/1/30                                       500               431
   Series B
   5.350% due 9/1/24                                     1,000               991
Santa Clara Redevelopment Agency
   Tax Allocation (MBIA Insured)
   5.000% due 6/1/22                                     1,000               975
                                                                 ---------------
                                                                           3,437
                                                                 ---------------
EDUCATION REVENUE--3.1%
North City West School Facilities
   Financing Authority, Series B
   (AMBAC Insured)
   5.250% due 9/1/19                                     1,000               998
Sweetwater Unified High School
   District, Public Financing
   Authority, Series A (FSA Insured)
   5.000% due 9/1/29                                     1,000               908
                                                                 ---------------
                                                                           1,906
                                                                 ---------------
GENERAL OBLIGATION--19.8%
Antelope Valley Union High
   School District, Series A
   (MBIA Insured)
   5.000% due 2/1/27                                     1,000               963
Brea & Olinda Unified School
   District, Series A (FGIC Insured)
   6.000% due 8/1/15                                       150               168
Butte-Glenn Community College
   District, Series A (MBIA Insured)
   5.500% due 8/1/19                                     1,000             1,040
California State
   5.250% due 6/1/16                                        65                65
   5.000% due 2/1/20                                       750               751
   5.500% due 3/1/26                                       500               500
   5.000% due 9/1/30                                       600               551
   5.000% due 11/1/32                                      700               640
   5.000% due 12/1/37                                      250               226
California State Veterans Bonds,
   Series BG
   5.150% due 12/1/14                                      895               905
   Series CC
   4.500% due 12/1/37                                      330               263
Desert Community College
   District (MBIA Insured)
   5.000% due 8/1/18                                       990             1,026
Gilroy Unified School District
   (FGIC Insured)
   5.000% due 8/1/27                                       500               469

                                                      PAR
                                                     VALUE             VALUE
                                                --------------   ---------------
GENERAL OBLIGATION--(CONTINUED)
Grossmont-Cuyamaca Community
   College District Election of 2002
   Series A (MBIA Insured)
   5.000% due 8/1/19                            $           40   $            41
Los Angeles Unified School
   District, Series A-1 (MBIA Insured)
   4.500% due 1/1/28                                       500               424
Metropolitan Water District
   Southern California, Series A
   5.250% due 3/1/11                                       180               182
Placer Union High School
   District (FSA Insured)
   0.000% due 8/1/32                                     1,500               351
Rancho Santiago Community
   College District (FSA Insured)
   0.000% due 9/1/27                                     1,200               375
San Rafael Elementary School
   District, Election of 2002-B
   (FGIC Insured)
   0.000% due 8/1/26                                     1,000               333
Santa Ana Unified School
   District (FGIC Insured)
   5.700% due 8/1/22                                       400               408
Santa Clara Unified School
   District (FGIC Insured)
   5.500% due 7/1/20                                     1,000             1,029
Walnut Valley Unified School
   District, Series A (MBIA Insured)
   0.000% due 8/1/19                                     3,095             1,565
                                                                 ---------------
                                                                          12,275
                                                                 ---------------
GENERAL REVENUE--15.4%
Anaheim Public Financing
   Authority, Series C
   (FSA Insured)
   6.000% due 9/1/16                                     1,600             1,782
California State Public Works
   Board, Department of Health
   Services, Richmond Lab Series B
   (XLAC Insured)
   5.000% due 11/1/17                                      460               471
California State Public Works
   Board, Highway Patrol Series C
   5.250% due 11/1/20                                      500               509
Golden State Tobacco
   Securitization Corp.,
   Series A-1
   5.125% due 6/1/47                                     1,500               989
   5.750% due 6/1/47                                       500               368
Los Angeles County Public Works
   Financing Authority, Series A
   (FSA Insured)
   5.500% due 10/1/18                                      450               485
Pomona Certificates of Participation
   (AMBAC Insured)
   5.500% due 6/1/28                                     1,365             1,373
San Diego County Certificates of
   Participation (AMBAC Insured)
   5.250% due 11/1/15                                      960               995
San Jose Financing Authority,
   Series F (MBIA Insured)
   5.000% due 9/1/15                                     1,000             1,033

                                                      PAR
                                                     VALUE             VALUE
                                                --------------   ---------------
GENERAL REVENUE--(CONTINUED)
South Bay Regional Public
   Communications Authority
   (ACA Insured)
   4.750% due 1/1/31                            $          635   $           481
South Coast Air Quality
   Management Corp.
   (AMBAC Insured)
   6.000% due 8/1/11                                     1,000             1,072
                                                                 ---------------
                                                                           9,558
                                                                 ---------------
HIGHER EDUCATION REVENUE--2.9%
California State Public Works
   Board, University of California
   Series D
   5.000% due 5/1/30                                     1,000               926
University of California, Series B
   4.750% due 5/15/38                                      500               431
University of California, Series G
   (FGIC Insured)
   4.750% due 5/15/35                                      525               451
                                                                 ---------------
                                                                           1,808
                                                                 ---------------
MEDICAL REVENUE--6.3%
California Health Facilities Financing
   Authority, Cedars-Sinai
   Medical Center
   5.000% due 11/15/34                                     500               431
California Health Facilities Financing
   Authority, Stanford Hospital and
   Clinics Series A
   5.000% due 11/15/14                                     250               256
California Health Facilities Financing
   Authority, Sutter Health Series A
   5.000% due 11/15/42                                     870               736
California State Public Works
   Board, Department of Mental
   Health Series A
   5.500% due 6/1/16                                     1,000             1,050
California Statewide Communities
   Development Authority, Kaiser
   Permanente, Series B
   5.000% due 3/1/41                                       500               419
California Statewide Communities
   Development Authority,
   St. Joseph Health System
   (FGIC Insured)
   5.750% due 7/1/47                                       500               470
San Joaquin General Hospital
   Project, Certificates of
   Participation (MBIA Insured)
   5.250% due 9/1/12                                       100               102
Santa Clara County Financing
   Authority, Series A
   (AMBAC Insured)
   7.750% due 11/15/11                                     400               453
                                                                 ---------------
                                                                           3,917
                                                                 ---------------
MUNICIPAL UTILITY DISTRICT REVENUE--1.9%
East Bay Municipal Utility
   District (MBIA Insured)
   5.000% due 6/1/35                                       500               469
Sacramento Municipal Utilities
   District, Financing Authority
   (MBIA Insured)
   4.750% due 7/1/26                                       500               410

                        See Notes to Financial Statements

                         VIRTUS CA TAX-EXEMPT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                      PAR
                                                     VALUE             VALUE
                                                --------------   ---------------
MUNICIPAL UTILITY DISTRICT REVENUE--(CONTINUED)
Sacramento Municipal Utility
   District, Series O
   (MBIA Insured)
   5.250% due 8/15/15                           $          310   $           321
                                                                 ---------------
                                                                           1,200
                                                                 ---------------
NATURAL GAS REVENUE--1.1%
Roseville Natural Gas
   Financing Authority
   5.000% due 2/15/24                                      750               653
                                                                 ---------------
POWER REVENUE--3.2%
Northern California Power Agency,
   Hydroelectric Project No. 1 Series A
   (MBIA Insured)
   5.200% due 7/1/32                                       330               334
Northern California Power Agency,
   Hydroelectric Project Series A
   (MBIA Insured)
   5.000% due 7/1/15                                     1,000             1,011
Southern California Public Power
   Authority, Series B (FSA Insured)
   5.000% due 7/1/12                                       635               674
                                                                 ---------------
                                                                           2,019
                                                                 ---------------
PRE-REFUNDED--29.1%
Contra Costa County Home
   Mortgage (GNMA Collateralized)
   7.500% due 5/1/14(b)                                    500               599
Cypress Single Family Residential
   Mortgage, Series B (Private
   Mortgage Insurance)
   7.250% due 1/1/12(b)                                    200               226
Duarte Redevelopment Agency
   Single Family Mortgage, Series A
   (FNMA Collateralized)
   6.875% due 11/1/11(b)                                   300               336
Grossmont-Cuyamaca Community
   College District Election of 2002
   Series A Pre-refunded 8/1/13
   @100 (MBIA Insured)
   5.000% due 8/1/19                                       210               226
Huntington Park Redevelopment
   Agency Single Family Residential
   Mortgage, Series A
   (FHA/VA/PRIV MTGS Insured)
   8.000% due 12/1/19(b)                                 2,400             3,152
Los Angeles Harbor Department
   (FSA Insured)
   7.600% due 10/1/18(b)                                   895             1,061
Lucia Mar Unified School District,
   Election of 2004 Series A,
   Pre-refunded 8/1/14 @ 100
   (FGIC Insured)
   5.000% due 8/1/27                                     1,000             1,079

                                                      PAR
                                                     VALUE             VALUE
                                                --------------   ---------------
PRE-REFUNDED--(CONTINUED)
M-S-R Public Power Agency
   San Juan Project, Series D
   (MBIA Insured)
   6.750% due 7/1/20(b)                         $        1,740   $         2,010
Modesto Wastewater Treatment
   Facility (MBIA Insured)
   6.000% due 11/1/12(b)                                   735               818
Northern California Power Agency,
   Hydroelectric Project No. 1 Series A
   Pre-refunded 7/1/21 @ 100
   (AMBAC Insured)
   7.500% due 7/1/23                                       195               243
Pomona Unified School District,
   Series C (MBIA Insured)
   5.600% due 8/1/12(b)                                  1,500             1,637
Riverside County Redevelopment
   Agency, Pre-refunded
   10/01/11 @ 102 (AMBAC Insured)
   5.250% due 10/1/17                                      250               272
Riverside County Single Family
   (GNMA Collateralized)
   Series A
   7.800% due 5/1/21(b)                                  4,000             4,929
   Series B
   8.625% due 5/1/16(b)                                  1,000             1,268
Stockton Housing Facility,
   O'Connor Woods Project
   Series A, Pre-refunded
   9/20/17 @ 100
   (GNMA Collateralized)
   5.600% due 3/20/28                                      200               203
                                                                 ---------------
                                                                          18,059
                                                                 ---------------
TRANSPORTATION REVENUE--1.4%
Alameda Corridor Transportation
   Authority, Series A (MBIA Insured)
   5.125% due 10/1/16                                      150               153
   5.125% due 10/1/17                                      125               127
Los Angeles Harbor Department
   Revenue (MBIA Insured)
   4.500% due 8/1/27                                       500               382
San Francisco Bay Area Rapid
   Transit District
   5.250% due 7/1/17                                       180               182
                                                                 ---------------
                                                                             844
                                                                 ---------------
WATER & SEWER REVENUE--7.6%
California Statewide Communities
   Development Authority,
   Anheuser-Bush Project
   4.800% due 9/1/46                                     1,000               709
Delta Diablo Sanitation District,
   Certificates of Participation
   (MBIA Insured)
   0.000% due 12/1/16                                    1,070               729

                                                      PAR
                                                     VALUE             VALUE
                                                --------------   ---------------
WATER & SEWER REVENUE--(CONTINUED)
El Dorado Irrigation District,
   Certificates of Participation,
   Series A (FGIC Insured)
   5.250% due 3/1/16                            $          365   $           377
Modesto Wastewater, Series A
   (FSA Insured)
   5.000% due 11/1/19                                      245               249
Mountain View Shoreline Regional
   Park Community, Series A
   (MBIA Insured)
   5.500% due 8/1/21                                     1,000             1,002
Redlands Financing Authority,
   Series A (FSA Insured)
   5.000% due 9/1/17                                     1,000             1,027
Sweetwater Water Authority
   (AMBAC Insured)
   5.250% due 4/1/10                                        85                87
Westlands Water District,
   Certificates of Participation
   (MBIA Insured)
   5.250% due 9/1/14                                       500               530
                                                                 ---------------
                                                                           4,710
--------------------------------------------------------------------------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $61,945)                                                 60,386
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.3%
(IDENTIFIED COST $61,945)                                                 60,386
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.6%

                                                     SHARES
                                                --------------
MONEY MARKET MUTUAL FUNDS--1.6%
State Street Institutional Tax
   Free Money Market Fund
   (seven-day effective
   yield 4.890%)                                     1,016,182             1,016
                                                                 ---------------

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,016)                                                   1,016
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--98.9%
(IDENTIFIED COST $62,961)                                                 61,402(a)

Other assets and liabilities, net--1.1%                                      688
                                                                 ---------------
NET ASSETS--100.0%                                               $        62,090
                                                                 ===============

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,661 and gross depreciation of $3,220 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $62,961.
(b)  Escrowed to maturity.
(c) At September 30, 2008, the concentration of the Fund's investments by state or territory determined as a percentage of net assets is as follows:
     California 97.3%. At September 30, 2008, 78.3% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: MBIA 28.9%, AMBAC 11.9%, GNMA 11.3%, and FSA 11.1%.

                        See Notes to Financial Statements

                              VIRTUS CORE BOND FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
U.S. GOVERNMENT SECURITIES--0.7%

U.S. TREASURY BONDS--0.6%
U.S. Treasury Bond
   4.000% due 8/15/18(h)                       $           365   $           370
   5.000% due 5/15/37(h)                                     5                 6
                                                                 ---------------
                                                                             376
                                                                 ---------------
U.S. TREASURY NOTES--0.1%
U.S. Treasury Note
   3.875% due 5/15/18                                       30                30
                                                                 ---------------

--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $412)                                                       406
--------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES--28.9%
FHLMC
   6.000% due 10/1/34                                      601               610
FNMA
   6.000% due 10/1/14                                      357               366
   6.500% due 6/1/16                                       238               247
   6.000% due 7/1/17                                       104               106
   5.500% due 9/1/17                                       275               280
   5.000% due 4/1/20                                       371               369
   4.500% due 5/1/20                                       708               691
   5.000% due 8/1/21                                       257               256
   6.000% due 5/1/29                                       240               244
   6.500% due 7/1/29                                       396               410
   6.500% due 5/1/30                                         8                 9
   7.500% due 3/1/31                                       150               162
   7.000% due 7/1/31                                       102               107
   7.000% due 9/1/31                                       174               183
   6.500% due 2/1/32                                       368               380
   6.500% due 3/1/32                                       168               174
   5.500% due 4/1/33                                       234               234
   5.500% due 6/1/33                                     1,381             1,381
   5.500% due 7/1/33                                     1,898             1,899
   5.000% due 9/1/33                                       343               335
   04-W6, 1A4
      5.500% due 7/25/34                                   238               231
   5.000% due 7/1/35                                       287               280
   5.500% due 12/1/35                                      312               311
   6.000% due 6/1/36                                       404               410
   6.000% due 9/1/36                                       495               502
   5.500% due 2/1/37                                       426               425
   6.000% due 3/1/37                                       610               619
   5.500% due 4/1/37                                       236               236
   5.500% due 4/1/37                                       413               412
   6.000% due 2/1/38                                        62                63
   6.000% due 2/1/38                                       224               227
   6.000% due 2/1/38                                       311               315
   5.000% due 4/1/38                                       222               217
   6.000% due 4/1/38                                       300               304
   6.000% due 5/1/38                                       606               614
   5.500% due 7/1/38                                       309               308
   6.000% due 8/1/38                                       239               242
GNMA
   8.500% due 11/15/22                                       1                 1
   6.500% due 9/15/28                                      177               183
   7.500% due 9/15/29                                      150               162
   5.000% due 7/15/33                                    1,883             1,851
   6.000% due 6/15/34                                      396               402
--------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $16,558)                                                 16,758
--------------------------------------------------------------------------------

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
MUNICIPAL BONDS--11.2%

ARIZONA--1.0%
Salt River Project Agricultural
   Improvement & Power District
   5.000% due 1/1/38                           $           625   $           587
                                                                 ---------------
FLORIDA--2.3%
Broward County Series A
   5.000% due 1/1/21                                       600               599
Miami-Dade County Educational
   Facilities Authority Taxable
   Series C
   5.480% due 4/1/16                                       110               108
Orange County Tourist Development
   (MBIA Insured)
   5.000% due 10/1/17                                      640               648
                                                                 ---------------
                                                                           1,355
                                                                 ---------------
ILLINOIS--1.0%
State of Illinois
   5.000% due 1/1/19                                       580               595
                                                                 ---------------
INDIANA--1.0%
Indiana Transportation Finance
   Authority Series A Prerefunded
   6/1/14 @ 100 (FGIC Insured)
   5.250% due 6/1/20                                       520               563
                                                                 ---------------
KANSAS--1.5%
Department of Transportation,
   Highway Revenue Series A
   (FSA Insured)
   5.500% due 3/1/19                                       785               853
                                                                 ---------------
MICHIGAN--0.4%
City of Flat Rock Tax Increment
   Finance Authority Taxable
   Series A
   6.750% due 10/1/16                                       95                99
Tobacco Settlement Finance
   Authority Taxable Series A
   7.309% due 6/1/34                                       180               155
                                                                 ---------------
                                                                             254
                                                                 ---------------
NEW YORK--0.5%
City of New York Series A-1
   (MBIA Insured)
   5.000% due 8/1/17                                       265               277
                                                                 ---------------
PENNSYLVANIA--0.6%
City of Pittsburgh Pension
   Obligation Taxable Series C
   (FGIC Insured)
   6.500% due 3/1/17                                       340               340
                                                                 ---------------
RHODE ISLAND--1.8%
City of Woonsocket Pension
   Funding Taxable (FSA Insured)
   5.660% due 7/15/13                                    1,000             1,027
                                                                 ---------------

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
TEXAS--1.0%
Cypress-Fairbanks Independent
   School District (PSF Guaranteed)
   5.000% due 2/15/32                          $           625   $           590
                                                                 ---------------
VIRGINIA--0.1%
Tobacco Settlement Financing
   Corp. Taxable Series A-1
   6.706% due 6/1/46                                        90                70
                                                                 ---------------

--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $6,767)                                                   6,511
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--6.4%
AmeriCredit Automobile Receivables
   Trust 05-AX, A4
   3.930% due 10/6/11                                    1,280             1,198
   06-BG, A3
   5.210% due 10/6/11                                      100                98
Capital Auto Receivables Asset
   Trust Series 06-2, A3A
   4.980% due 5/15/11                                      122               121
Capital One Auto Finance
   Trust 07-B, A3A
   5.030% due 4/15/12                                      491               474
Carmax Auto Owner
   Trust 07-2, A3
   5.230% due 12/15/11                                     442               443
Ford Credit Auto Owner
   Trust 07-A, A3B
   2.518% due 8/15/11(c)                                   295               284
GMAC Mortgage Corp. Loan
   Trust 05-AR2, 2A
   4.867% due 5/25/35(c)                                   248               202
Greenwich Structured ARM
   Products 05-5A, N2 144A
   6.690% due 9/27/45(b)(c)(f)                             315               142
Renaissance Home Equity
   Loan Trust 06-2, AF4
   6.115% due 8/25/36(c)                                   730               615
Saxon Asset Securities
   Trust 05-3, A2C
   3.487% due 11/25/35(c)                                  139               135
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $4,194)                                                   3,712
--------------------------------------------------------------------------------
DOMESTIC CORPORATE BONDS--20.2%

AIRLINES--1.1%
American Airlines, Inc. 99-1
   7.024% due 10/15/09                                     365               346
Continental Airlines, Inc. 98-1A
   6.648% due 9/15/17                                      324               275
                                                                 ---------------
                                                                             621
                                                                 ---------------
APPLICATION SOFTWARE--0.1%
Intuit, Inc.
   5.750% due 3/15/17                                       45                40
                                                                 ---------------
ASSET MANAGEMENT & CUSTODY BANKS--0.7%
Allied Capital Corp.
   6.000% due 4/1/12                                       100                93
Bank of New York Mellon Corp. (The)
   4.950% due 11/1/12                                      115               110

                        See Notes to Financial Statements

                              VIRTUS CORE BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
ASSET MANAGEMENT & CUSTODY BANKS--(CONTINUED)
Janus Capital Group, Inc.
   6.250% due 6/15/12                          $           125   $           118
Northern Trust Corp.
   5.500% due 8/15/13                                       75                75
                                                                 ---------------
                                                                             396
                                                                 ---------------
AUTOMOBILE MANUFACTURERS--0.2%
Daimler Finance North America LLC
   6.500% due 11/15/13                                      95                93
                                                                 ---------------
BROADCASTING--0.9%
Comcast Corp.
   5.300% due 1/15/14                                      105                96
   5.875% due 2/15/18                                       65                58
Cox Communications, Inc. 144A
   6.250% due 6/1/18(b)                                    140               130
Time Warner Cable, Inc.
   5.850% due 5/1/17                                        70                62
   6.750% due 7/1/18                                       130               121
Viacom, Inc.
   6.250% due 4/30/16                                       70                63
                                                                 ---------------
                                                                             530
                                                                 ---------------
BUILDING PRODUCTS--0.1%
Masco Corp.
   5.850% due 3/15/17                                       45                38
Owens Corning, Inc.
   6.500% due 12/1/16                                       35                31
                                                                 ---------------
                                                                              69
                                                                 ---------------
CONSTRUCTION MATERIALS--0.1%
Vulcan Materials Co.
   5.600% due 11/30/12                                      80                78
                                                                 ---------------
CONSUMER ELECTRONICS--0.1%
Best Buy Co., Inc. 144A
   6.750% due 7/15/13(b)                                    85                86
                                                                 ---------------
CONSUMER FINANCE--1.7%
American Express Credit Corp.
   5.875% due 5/2/13                                       140               129
Capital One Financial Corp.
   5.250% due 2/21/17                                       70                54
GMAC LLC
   6.875% due 8/28/12                                      180                72
HSBC Finance Corp.
   8.000% due 7/15/10                                      300               306
SLM Corp.
   6.880% due 2/1/10(c)                                    500               414
                                                                 ---------------
                                                                             975
                                                                 ---------------
DATA PROCESSING & OUTSOURCED SERVICES--0.4%
Broadridge Financial Solutions, Inc.
   6.125% due 6/1/17                                       110                94
Fiserv, Inc.
   6.125% due 11/20/12                                     125               121
                                                                 ---------------
                                                                             215
                                                                 ---------------
DIVERSIFIED BANKS--0.4%
Wachovia Corp.
   4.875% due 2/15/14                                      200               123
   5.750% due 2/1/18                                       125                94
                                                                 ---------------
                                                                             217
                                                                 ---------------

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
DIVERSIFIED SUPPORT SERVICES--0.2%
Cintas Corporation No. 2
   6.125% due 12/1/17                          $           105   $           102
                                                                 ---------------
ELECTRIC UTILITIES--1.3%
Dominion Resources, Inc. Series D
   5.000% due 3/15/13                                       90                87
Florida Power Corp. Series A
   5.800% due 9/15/17                                      135               132
Great River Energy 144A
   5.829% due 7/1/17(b)                                    122               116
NiSource Finance Corp.
   6.400% due 3/15/18                                      130               116
Northeast Utilities
   5.650% due 6/1/13                                       140               137
PPL Capital Funding Trust I
   Series A
   4.330% due 3/1/09                                       190               189
                                                                 ---------------
                                                                             777
                                                                 ---------------
FOOD RETAIL--0.1%
Kroger Co. (The)
   6.800% due 12/15/18                                      70                68
                                                                 ---------------
HEALTH CARE SERVICES--0.1%
Quest Diagnostics, Inc.
   6.400% due 7/1/17                                        65                63
                                                                 ---------------
HOME FURNISHINGS--0.3%
Mohawk Industries, Inc.
   6.125% due 1/15/16                                      160               144
                                                                 ---------------
HOTELS, RESORTS & CRUISE LINES--0.2%
Starwood Hotels & Resort
   Worldwide, Inc.
   6.250% due 2/15/13                                      110               104
                                                                 ---------------
HOUSEHOLD APPLIANCES--0.2%
Black & Decker Corp. (The)
   5.750% due 11/15/16                                     115               104
                                                                 ---------------
INDUSTRIAL REITS--0.1%
ProLogis
   6.625% due 5/15/18                                       60                52
                                                                 ---------------
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
AT&T, Inc.
   5.875% due 2/1/12                                       130               130
   5.625% due 6/15/16                                      130               120
Embarq Corp.
   6.738% due 6/1/13                                        65                57
Qwest Corp.
   7.875% due 9/1/11                                        65                63
Verizon Communications, Inc.
   4.900% due 9/15/15                                      130               116
   5.500% due 4/1/17                                        70                63
                                                                 ---------------
                                                                             549
                                                                 ---------------
INVESTMENT BANKING & BROKERAGE--1.2%
Bear Stearns Cos., Inc. (The)
   7.250% due 2/1/18                                        80                77
Credit Suisse USA, Inc.
   5.850% due 8/16/16                                      135               121

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
INVESTMENT BANKING & BROKERAGE--(CONTINUED)
Goldman Sachs Group, Inc. (The)
   5.125% due 1/15/15                          $           160   $           132
   6.150% due 4/1/18                                       140               116
Lehman Brothers Holdings, Inc.
   6.500% due 7/19/12(g)                                    55                 7
   5.625% due 1/24/13(g)                                    65                 9
Merrill Lynch & Co., Inc.
   6.110% due 1/29/37                                      150               104
Morgan Stanley
   5.375% due 10/15/15                                     250               155
                                                                 ---------------
                                                                             721
                                                                 ---------------
LEISURE PRODUCTS--0.2%
Hasbro, Inc.
   6.300% due 9/15/17                                      135               130
                                                                 ---------------
MANAGED HEALTH CARE--0.2%
WellPoint, Inc.
   5.250% due 1/15/16                                      125               115
                                                                 ---------------
MORTGAGE REITS--0.2%
iStar Financial, Inc.
   6.050% due 4/15/15                                      200                98
                                                                 ---------------
MOVIES & ENTERTAINMENT--0.2%
Time Warner, Inc.
   5.875% due 11/15/16                                     130               114
                                                                 ---------------
MULTI-LINE INSURANCE--0.1%
Assurant, Inc.
   5.625% due 2/15/14                                       70                65
                                                                 ---------------
OFFICE ELECTRONICS--0.3%
Xerox Corp.
   6.750% due 2/1/17                                       170               160
                                                                 ---------------
OIL & GAS EXPLORATION & PRODUCTION--0.3%
Petropower I Funding Trust 144A
   7.360% due 2/15/14(b)                                   104                99
XTO Energy, Inc.
   6.500% due 12/15/18                                      95                88
                                                                 ---------------
                                                                             187
                                                                 ---------------
OIL & GAS STORAGE & TRANSPORTATION--1.3%
Buckeye Partners LP
   5.125% due 7/1/17                                       200               181
Energy Transfer Partners LP
   5.950% due 2/1/15                                       135               128
Enterprise Products Partners L.P.
   6.300% due 9/15/17                                      100                93
Kinder Morgan Energy Partners LP
   6.000% due 2/1/17                                       135               123
NGPL PipeCo. LLC 144A
   6.514% due 12/15/12(b)                                  100               100
Williams Cos., Inc. (The)
   7.125% due 9/1/11                                       125               123
                                                                 ---------------
                                                                             748
                                                                 ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.0%
Bank of America Corp.
   5.750% due 12/1/17                                      100                85
   5.490% due 3/15/19                                      300               233

                        See Notes to Financial Statements

                              VIRTUS CORE BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
OTHER DIVERSIFIED FINANCIAL
SERVICES--(CONTINUED)
Citigroup, Inc.
   5.500% due 8/27/12                         $             90   $            81
   6.500% due 8/19/13                                      280               249
   5.500% due 2/15/17                                       95                73
General Electric Capital Corp.
   6.750% due 3/15/32                                      500               417
International Lease Finance Corp.
   4.750% due 1/13/12                                      225               154
JPMorgan Chase & Co.
   5.125% due 9/15/14                                      155               138
   5.250% due 5/1/15                                        85                78
   6.000% due 1/15/18                                      125               114
National Rural Utilities
   Cooperative Finance Corp.
   5.500% due 7/1/13                                       115               114
                                                                 ---------------
                                                                           1,736
                                                                 ---------------
PROPERTY & CASUALTY INSURANCE--0.2%
Travelers Cos., Inc.
   5.750% due 12/15/17                                     100                93
                                                                 ---------------
REGIONAL BANKS--0.7%
Credit Suisse First Boston
   6.000% due 2/15/18                                       65                57
PNC Bank NA
   4.875% due 9/21/17                                      155               129
SunTrust Banks, Inc.
   5.250% due 11/5/12                                      135               121
Zions Bancorp.
   5.500% due 11/16/15                                     200               114
                                                                 ---------------
                                                                             421
                                                                 ---------------
RESEARCH & CONSULTING SERVICES--0.2%
Equifax, Inc.
   6.300% due 7/1/17                                       130               121
                                                                 ---------------
RESIDENTIAL REITS--0.2%
UDR, Inc.
   5.250% due 1/15/15                                      150               139
                                                                 ---------------
RESTAURANTS--0.5%
Starbucks Corp.
   6.250% due 8/15/17                                      135               129
Yum! Brands, Inc.
   6.250% due 4/15/16                                      140               136
                                                                 ---------------
                                                                             265
                                                                 ---------------
RETAIL REITS--0.4%
Simon Property Group LP
   5.100% due 6/15/15                                       70                62
Tanger Factory Outlet Centers
   6.150% due 11/15/15                                     190               180
                                                                 ---------------
                                                                             242
                                                                 ---------------
SPECIALIZED FINANCE--0.4%
Caterpillar Financial Services Corp.
   6.200% due 9/30/13                                       95                95
CIT Group, Inc.
   5.125% due 9/30/14                                      200                99
CME Group, Inc.
   5.400% due 8/1/13                                        65                65
                                                                 ---------------
                                                                             259
                                                                 ---------------

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
SPECIALIZED REITS--0.7%
Health Care REIT, Inc.
   5.875% due 5/15/15                          $           225   $           198
Nationwide Health Properties, Inc.
   6.250% due 2/1/13                                       130               130
Realty Income Corp.
   6.750% due 8/15/19                                      110                99
                                                                 ---------------
                                                                             427
                                                                 ---------------
STEEL--0.2%
Commercial Metals Co.
   6.500% due 7/15/17                                      100                93
                                                                 ---------------
THRIFTS & MORTGAGE FINANCE--0.1%
Countrywide Financial Corp.
   6.250% due 5/15/16                                       65                46
Washington Mutual, Inc.
   4.625% due 4/1/14(g)                                    155                26
                                                                 ---------------
                                                                              72
                                                                 ---------------
TOBACCO--0.2%
Reynolds American, Inc.
   6.750% due 6/15/17                                       95                89
                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
Nextel Communications, Inc. Series D
   7.375% due 8/1/15                                        70                46
Sprint Nextel Corp.
   6.000% due 12/1/16                                       65                50
                                                                 ---------------
                                                                              96
--------------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $13,616)                                                 11,674
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--26.4%
Bear Stearns Adjustable Rate
   Mortgage Trust 05-12, 13A1
   5.446% due 2/25/36(c)                                   159               134
Bear Stearns Commercial Mortgage
   Securities 06-PW12, A4
   5.902% due 9/11/38(c)                                   370               336
Citigroup Mortgage Loan Trust,
   Inc. 05-5, 2A3
   5.000% due 8/25/35                                       69                61
Citigroup/Deutsche Bank
   Commercial Mortgage Trust
   05-CD1, AM
   5.400% due 7/15/44(c)                                   650               551
   06-CD2, A4
   5.545% due 1/15/46(c)                                   655               580
   07-CD4, A4
   5.322% due 12/11/49                                     700               584
Countrywide Home Loan
   Mortgage Pass-Through
   Trust 04-13, 1A1
   5.500% due 8/25/34                                      161               161
Credit Suisse Mortgage Capital
   Certificates 06-C1, A4
   5.609% due 2/15/39(c)                                   935               839
Crown Castle Towers LLC
   144A 05-1A, AFX
   4.643% due 6/15/35(b)                                   450               446

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
GE Capital Commercial Mortgage
   Corp. 04-C3, A4
   5.189% due 7/10/39(c)                      $          1,000   $           929
Greenwich Capital Commercial
   Funding Corp. 04-GG1, A7
   5.317% due 6/10/36(c)                                 1,000               942
GS Mortgage Securities Corp. II
   07-GG10, A4
   5.993% due 8/10/45(c)                                   475               406
JPMorgan Mortgage Trust
   05-S3, 2A2
   5.500% due 1/25/21                                      270               251
Lehman Brothers - UBS
   Commercial Mortgage Trust
   04-C7, A6
   4.786% due 10/15/29(c)                                1,000               906
   06-C6, A4
   5.372% due 9/15/39                                      710               621
   07-C2, A2
   5.303% due 2/15/40                                      225               209
   07-C6, A2
   5.845% due 7/15/40                                      360               338
   07-C7, A3
   5.866% due 9/15/45(c)                                   310               266
Lehman Brothers Commercial
   Conduit Mortgage
   Trust 07-C3, A4
   6.135% due 7/15/44(c)                                   170               148
MASTR Asset Securitization
   Trust 03-10, 3A1
   5.500% due 11/25/33                                     302               277
MASTR Resecuritization Trust
   144A 05-4CI, N2
   6.429% due 4/26/45(b)(c)(f)                             170                17
Merrill Lynch Mortgage Trust
   06-C1, AM
   5.841% due 5/12/39(c)                                   320               264
   04-KEY2, A4
   4.864% due 8/12/39(c)                                 1,000               908
Merrill Lynch/Countrywide
   Commercial Mortgage
   Trust 06-3, A4
   5.414% due 7/12/46(c)                                   445               390
Morgan Stanley Capital I
   06-T23, A4
   5.984% due 8/12/41(c)                                   360               326
   07-IQ14, A2
   5.610% due 4/15/49                                      350               326
   07-IQ14, A4
   5.692% due 4/15/49(c)                                   315               268
Morgan Stanley Mortgage
   Loan Trust 05-5AR, 4A1
   5.530% due 9/25/35(c)                                   278               202
Paine Webber Mortgage
   Acceptance Corp. 99-C1, D
   7.150% due 6/15/32(c)                                   190               191
Residential Accredit Loans, Inc.
   06-QA1, A21
   5.957% due 1/25/36(c)                                   542               399
Residential Funding Mortgage
   Securities I, Inc. 05-SA1, 2A
   4.839% due 3/25/35(c)                                   267               235
SBA Commercial Mortgage Backed
   Securities Trust 144A 06-1A, B
   5.451% due 11/15/36(b)                                  140               130

                        See Notes to Financial Statements

                              VIRTUS CORE BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
Wachovia Bank Commercial
   Mortgage Trust 07-C30, A5
   5.342% due 12/15/43                        $            435   $           359
Wachovia Mortgage Loan
   Trust LLC 06-A, B1
   5.412% due 5/20/36(c)                                   258               140
Washington Mutual Mortgage
   Pass-Through Certificates,
   Inc. 05-AR3, A2
   4.636% due 3/25/35(c)                                   548               473
Wells Fargo Mortgage Backed
   Securities Trust
   04-BB, A1
   4.556% due 1/25/35(c)                                   226               195
   05-AR4, 2A2
   4.537% due 4/25/35(c)                                   201               174
   05-AR4, 2A1
   4.537% due 4/25/35(c)                                   240               208
   05-AR16, 6A3
   5.001% due 10/25/35(c)                                  543               484
   05-14, 2A1
   5.500% due 12/25/35                                     707               634
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $17,458)                                                 15,308
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES--0.8%

CHILE--0.3%
Republic of Chile
   5.500% due 1/15/13                                      150               160
                                                                 ---------------
RUSSIA--0.5%
Russian Federation RegS
   7.500% due 3/31/30(c)(e)                                300               303
                                                                 ---------------

--------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $462)                                                       463
--------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS(d)--3.6%

ARUBA--0.2%
UFJ Finance AEC
   6.750% due 7/15/13                                      100               105
                                                                 ---------------
AUSTRALIA--0.4%
Rio Tinto Finance USA Ltd.
   6.500% due 7/15/18                                       95                90
Westfield Capital Corp. Ltd./
   Westfield Finance Authority 144A
   5.125% due 11/15/14(b)                                  150               133
                                                                 ---------------
                                                                             223
                                                                 ---------------

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
CANADA--0.5%
Agrium, Inc.
   6.750% due 1/15/19                         $            130   $           127
EnCana Corp.
   5.900% due 12/1/17                                       80                72
Petro-Canada
   6.050% due 5/15/18                                       45                39
Xstrata Finance Canada Ltd. 144A
   5.800% due 11/15/16(b)                                   70                63
                                                                 ---------------
                                                                             301
                                                                 ---------------
GERMANY--0.2%
Deutsche Bank AG
   4.875% due 5/20/13                                       30                29
Deutsche Telekom International
   Finance BV
   5.750% due 3/23/16                                      100                89
                                                                 ---------------
                                                                             118
                                                                 ---------------
ITALY--0.1%
Telecom Italia Capital SA
   6.999% due 6/4/18                                        95                85
                                                                 ---------------
LUXEMBOURG--0.2%
ArcelorMittal 144A
   6.125% due 6/1/18(b)                                    105                92
                                                                 ---------------
QATAR--0.4%
Ras Laffan Liquefied Natural
   Gas Co., Ltd. II RegS
   5.298% due 9/30/20(e)                                   250               227
                                                                 ---------------
RUSSIA--0.6%
Gazprom OAO (Gaz Capital SA) 144A
   6.212% due 11/22/16(b)                                  130               103
OJSC AK Transneft
   (TransCapitalInvest Ltd.) 144A
   5.670% due 3/5/14(b)                                    170               139
TNK-BP Finance SA RegS
   6.125% due 3/20/12(e)                                   105                83
                                                                 ---------------
                                                                             325
                                                                 ---------------
SINGAPORE--0.2%
ICICI Bank Ltd. RegS
   5.750% due 11/16/10(e)                                  105               103
                                                                 ---------------
SOUTH KOREA--0.2%
Export-Import Bank of Korea
   5.500% due 10/17/12                                     135               128
                                                                 ---------------

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
UNITED KINGDOM--0.4%
Barclays Bank plc 144A
   6.050% due 12/4/17(b)                      $            125   $           116
Vodafone Group plc
   5.000% due 9/15/15                                       80                71
   6.150% due 2/27/37                                       70                56
                                                                 ---------------
                                                                             243
                                                                 ---------------
UNITED STATES--0.2%
CRH America, Inc.
   6.000% due 9/30/16                                      135               116
                                                                 ---------------

--------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $2,302)                                                   2,066
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.2%
(IDENTIFIED COST $61,769)                                                 56,898
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.9%

                                                    SHARES
                                               ---------------
MONEY MARKET MUTUAL FUNDS--1.9%
State Street Institutional Liquid
   Reserves Fund (seven-day
   effective yield 2.456%)                             717,718               718
State Street Navigator Prime
   Plus (seven-day effective
   yield 2.765%)(i)                                    386,036               386
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,104)                                                   1,104
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $62,873)                                                 58,002(a)

Other assets and liabilities, net--(0.1)%                                    (59)
                                                                 ---------------
NET ASSETS--100.0%                                               $        57,943
                                                                 ===============

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $0 and gross depreciation of $5,259 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $63,261.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities amounted to a value of $1,912 or 3.3% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, or parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(e) Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(f) Illiquid and restricted security. At September 30, 2008, these securities amounted to a value of $159 or 0.3% of net assets. For acquisition information, see Note 7, "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(g)  Security in default and non-income producing.
(h)  All or a portion of security is on loan.
(i) Represents security purchased with cash collateral received for securities on loan.

                        See Notes to Financial Statements

                             VIRTUS HIGH YIELD FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
DOMESTIC CORPORATE BONDS--80.6%

ADVERTISING--2.2%
Affinion Group, Inc.
   10.125% due 10/15/13                       $            645   $           610
   11.500% due 10/15/15                                  1,555             1,454
                                                                 ---------------
                                                                           2,064
                                                                 ---------------
AEROSPACE & DEFENSE--5.1%
BE Aerospace, Inc.
   8.500% due 7/1/18                                       585               569
Bombardier, Inc. 144A
   8.000% due 11/15/14(b)(i)                             1,565             1,557
DI Finance/Dyncorp International, Inc. 144A
   9.500% due 2/15/13(b)                                   790               780
   Series B
   9.500% due 2/15/13                                      530               519
L-3 Communications Corp.
   7.625% due 6/15/12                                      980               968
   5.875% due 1/15/15                                      550               501
                                                                 ---------------
                                                                           4,894
                                                                 ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.0%
Levi Strauss & Co.
   9.750% due 1/15/15(i)                                   150               126
   8.875% due 4/1/16(i)                                  1,025               825
                                                                 ---------------
                                                                             951
                                                                 ---------------
AUTOMOTIVE RETAIL--0.8%
AutoNation, Inc.
   7.000% due 4/15/14(i)                                   855               748
                                                                 ---------------
BROADCASTING--5.8%
CSC Holdings, Inc. Series B
   7.625% due 4/1/11                                     1,050             1,013
EchoStar DBS Corp.
   6.625% due 10/1/14                                      410               330
   7.125% due 2/1/16                                     1,630             1,316
Mediacom Broadband LLC
   8.500% due 10/15/15(i)                                  555               461
Mediacom LLC/Mediacom Capital Corp.
   9.500% due 1/15/13(i)                                   870               783
Sinclair Television Group, Inc.
   8.000% due 3/15/12                                    1,075             1,040
United Artists Theatre Circuit, Inc.
   Series 95-A
   9.300% due 7/1/15(g)                                    333               304
   Series BD-1
   9.300% due 7/1/15(g)                                    359               328
   Series AW-0
   9.300% due 7/1/15(g)                                      2                 2
   Series BE-9
   9.300% due 7/1/15(g)                                     13                12
                                                                 ---------------
                                                                           5,589
                                                                 ---------------
BUILDING PRODUCTS--1.8%
Gibraltar Industries, Inc.
   Series B
   8.000% due 12/1/15                                    2,040             1,714
                                                                 ---------------

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
CASINOS & GAMING--4.9%
Harrahs Operating Co., Inc. 144A
   10.750% due 2/1/16(b)(i)                   $          1,405   $           724
Icahn Enterprises LP/ Icahn Enterprises
   Finance Corp.
   8.125% due 6/1/12                                     1,515             1,295
   7.125% due 2/15/13(i)                                   480               370
MGM MIRAGE
   7.500% due 6/1/16(i)                                    615               452
   7.625% due 1/15/17(i)                                   945               685
OED Corp./Diamond Jo LLC
   8.750% due 4/15/12                                    1,265             1,157
                                                                 ---------------
                                                                           4,683
                                                                 ---------------
COMMUNICATIONS EQUIPMENT--1.5%
Dycom Industries, Inc.
   8.125% due 10/15/15                                   1,140             1,009
Valor Telecommunications Enterprises
   Finance Corp.
   7.750% due 2/15/15                                      480               457
                                                                 ---------------
                                                                           1,466
                                                                 ---------------
CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--0.8%
Trinity Industries, Inc.
   6.500% due 3/15/14                                      825               782
                                                                 ---------------
CONSUMER FINANCE--4.1%
Ford Motor Credit Co. LLC
   7.375% due 2/1/11                                       330               220
   7.800% due 6/1/12                                     1,635             1,016
   7.000% due 10/1/13                                      540               332
   8.000% due 12/15/16(i)                                1,415               896
Hertz Corp. (The)
   8.875% due 1/1/14(i)                                  1,025               889
   10.500% due 1/1/16                                      680               571
                                                                 ---------------
                                                                           3,924
                                                                 ---------------
DATA PROCESSING & OUTSOURCED SERVICES--2.3%
First Data Corp. 144A
   9.875% due 9/24/15(b)                                 1,170               920
Lender Processing Services, Inc. 144A
   8.125% due 7/1/16(b)                                  1,330             1,303
                                                                 ---------------
                                                                           2,223
                                                                 ---------------
DISTRIBUTORS--0.8%
Susser Holdings LLC
   10.625% due 12/15/13                                    765               755
                                                                 ---------------
DIVERSIFIED SUPPORT SERVICES--1.2%
Harland Clarke Holdings Corp.
   9.500% due 5/15/15                                    1,635             1,169
                                                                 ---------------
ELECTRIC UTILITIES--2.7%
Reliant Energy, Inc.
   6.750% due 12/15/14                                     475               408
Texas Competitive Electric Holdings Co. LLC
   144A
   10.250% due 11/1/15(b)                                2,360             2,142
                                                                 ---------------
                                                                           2,550
                                                                 ---------------

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
ENVIRONMENTAL & FACILITIES SERVICES--0.8%
Allied Waste North America, Inc.
   6.125% due 2/15/14(i)                      $            780   $           722
                                                                 ---------------
FOOD RETAIL--0.8%
Stater Brothers Holdings, Inc.
   8.125% due 6/15/12                                      640               630
   7.750% due 4/15/15                                      140               132
                                                                 ---------------
                                                                             762
                                                                 ---------------
HEALTH CARE FACILITIES--2.7%
Community Health Systems, Inc.
   8.875% due 7/15/15(i)                                   755               721
HCA, Inc.
   9.250% due 11/15/16                                   1,890             1,843
                                                                 ---------------
                                                                           2,564
                                                                 ---------------
HEAVY ELECTRICAL EQUIPMENT--1.0%
Biomet, Inc.
   11.625% due 10/15/17                                    965               975
                                                                 ---------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS--2.5%
AES Corp.
   8.000% due 10/15/17                                     265               241
   144A
   8.000% due 6/1/20(b)                                  1,290             1,135
NRG Energy, Inc.
   7.375% due 1/15/17(i)                                 1,150             1,049
                                                                 ---------------
                                                                           2,425
                                                                 ---------------
INTEGRATED TELECOMMUNICATION SERVICES--6.4%
Citizens Communications Co.
   7.125% due 3/15/19                                    1,170               936
Hughes Network Systems
   LLC/Hughes Network Systems Finance Corp.
   9.500% due 4/15/14                                    1,960             1,911
Qwest Corp.
   8.875% due 3/15/12                                      615               606
   6.500% due 6/1/17(i)                                  1,345             1,076
Sprint Capital Corp.
   8.750% due 3/15/32                                    1,110               866
Windstream Corp.
   7.000% due 3/15/19                                      865               696
                                                                 ---------------
                                                                           6,091
                                                                 ---------------
INTERNET RETAIL--1.4%
Expedia, Inc. 144A
   8.500% due 7/1/16(b)                                  1,430   $         1,294
                                                                 ---------------
IT CONSULTING & OTHER SERVICES--0.7%
Unisys Corp.
   12.500% due 1/15/16(i)                                  750               716
                                                                 ---------------
METAL & GLASS CONTAINERS--0.5%
AEP Industries, Inc.
   7.875% due 3/15/13(i)                                   590               445
                                                                 ---------------

                        See Notes to Financial Statements

                             VIRTUS HIGH YIELD FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
MOVIES & ENTERTAINMENT--1.4%
WMG Acquisition Corp.
   7.375% due 4/15/14                         $          1,010   $           755
WMG Holdings Corp.
   0.000% due 12/15/14(c)                                1,050               583
                                                                 ---------------
                                                                           1,338
                                                                 ---------------
OFFICE SERVICES & SUPPLIES--1.8%
IKON Office Solutions, Inc.
   7.750% due 9/15/15                                    1,685             1,769
                                                                 ---------------
OIL & GAS EQUIPMENT & SERVICES--2.2%
Allis-Chalmers Energy, Inc.
   8.500% due 3/1/17                                     1,200             1,032
Seitel, Inc.
   9.750% due 2/15/14                                    1,270             1,041
                                                                 ---------------
                                                                           2,073
                                                                 ---------------
OIL & GAS EXPLORATION & PRODUCTION--6.2%
Chesapeake Energy Corp.
   6.625% due 1/15/16                                    1,240             1,119
Encore Acquisition Co.
   6.000% due 7/15/15(i)                                 1,525             1,220
Pioneer Natural Resources Co.
   6.650% due 3/15/17                                      100                90
   6.875% due 5/1/18                                     2,475             2,216
Plains Exploration & Production Co.
   7.000% due 3/15/17                                      715               626
Sabine Pass Liquid Natural Gas LP
   7.500% due 11/30/16(i)                                  900               706
                                                                 ---------------
                                                                           5,977
                                                                 ---------------
PAPER PRODUCTS--3.0%
Exopack Holding Corp.
   11.250% due 2/1/14                                    1,910             1,614
Rock-Tenn Co. 144A
   9.250% due 3/15/16(b)                                   605               617
Verso Paper Holdings LLC/Verso Paper, Inc.
   9.125% due 8/1/14                                       770               666
                                                                 ---------------
                                                                           2,897
                                                                 ---------------
PUBLISHING--2.7%
Belo Corp.
   6.750% due 5/30/13                                    1,615             1,413
Dex Media, Inc.
   8.000% due 11/15/13                                   2,490             1,158
                                                                 ---------------
                                                                           2,571
                                                                 ---------------
SEMICONDUCTORS--2.5%
Amkor Technology, Inc.
   7.750% due 5/15/13(i)                                 1,205             1,035
   9.250% due 6/1/16                                       490               414
Freescale Semiconductor, Inc.
   8.875% due 12/15/14                                   1,405               976
                                                                 ---------------
                                                                           2,425
                                                                 ---------------

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
SPECIALIZED CONSUMER SERVICES--0.6%
Stewart Enterprises, Inc.
   6.250% due 2/15/13                         $            615   $           569
                                                                 ---------------
SPECIALIZED REITS--2.0%
Felcor Lodging LP
   8.500% due 6/1/11                                     1,030               896
Host Hotels & Resorts LP Series O
   6.375% due 3/15/15                                    1,220               998
                                                                 ---------------
                                                                           1,894
                                                                 ---------------
SPECIALTY CHEMICALS--0.6%
Huntsman International LLC
   7.375% due 1/1/15                                       710               600
                                                                 ---------------
STEEL--2.3%
Ryerson, Inc. 144A
   12.000% due 11/1/15(b)                                  905               774
Steel Dynamics, Inc. 144A
   7.750% due 4/15/16(b)                                 1,590             1,423
                                                                 ---------------
                                                                           2,197
                                                                 ---------------
TOBACCO--0.5%
Alliance One International, Inc.
   11.000% due 5/15/12                                     520               512
                                                                 ---------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
RSC Equipment Rental, Inc.
   9.500% due 12/1/14(i)                                   575               438
                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES--2.5%
Centennial Cellular Operating Co./Centennial
   Communications Corp.
   10.125% due 6/15/13                                     480               478
Intelsat Corp. 144A
   9.250% due 8/15/14(b)                                 2,065             1,941
                                                                 ---------------
                                                                           2,419
--------------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $86,873)                                                 77,185
--------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS(d)--9.9%

CANADA--4.1%
Compton Petroleum Finance Corp.
   7.625% due 12/1/13                                    1,720             1,518
Russel Metals, Inc.
   6.375% due 3/1/14                                     1,015               920
Videotron/Quebecor Media Inc. 144A
   9.125% due 4/15/18(b)                                 1,490             1,512
                                                                 ---------------
                                                                           3,950
                                                                 ---------------
POLAND--0.1%
Poland Telecom Finance BV Series B
   14.000% due 12/1/07(e)(f)(h)                          4,942                62
                                                                 ---------------

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
UNITED KINGDOM--3.2%
Ineos Group Holdings plc 144A
   8.500% due 2/15/16(b)(i)                   $            880   $           480
Inmarsat Finance II plc
   0.000% due 11/15/12(c)(i)                               765               757
Inmarsat Finance plc
   7.625% due 6/30/12                                      480               463
Virgin Media Finance plc
   8.750% due 4/15/14                                    1,600             1,352
                                                                 ---------------
                                                                           3,052
                                                                 ---------------
UNITED STATES--2.5%
Dollarama Group LP
   8.875% due 8/15/12                                      415               355
Freeport-McMoRan Copper & Gold, Inc.
   8.375% due 4/1/17                                     1,480             1,460
Stratos Global Corp.
   9.875% due 2/15/13(i)                                   615               602
                                                                 ---------------
                                                                           2,417
--------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $15,068)                                                  9,481
--------------------------------------------------------------------------------
DOMESTIC COMMON STOCKS--0.1%

                                                    SHARES
                                               ---------------
AUTO PARTS & EQUIPMENT--0.1%
CB Cambridge Industries Liquidating Trust
   Interests(e)(f)(h)                                    5,164                64
                                                                 ---------------
COMMERCIAL PRINTING--0.0%
ACG Holdings, Inc.(e)(h)                                    76                 0
                                                                 ---------------

--------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $358)                                                        64
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--90.6%
(IDENTIFIED COST $102,299)                                                86,730
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--19.3%

MONEY MARKET MUTUAL FUNDS--19.3%
State Street Institutional Liquid Reserves
   Fund (seven-day effective yield 2.456%)           7,639,488             7,639
State Street Navigator Prime Plus (seven-day
   effective yield 2.765%)(j)                       10,867,673            10,868
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $18,507)                                                 18,507
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--109.9%
(IDENTIFIED COST $120,806)                                               105,237(a)

Other assets and liabilities, net--(9.9)%                                 (9,499)
                                                                 ---------------
NET ASSETS--100.0%                                               $        95,738
                                                                 ===============

                         See footnote legend on page 58.

                        See Notes to Financial Statements

                             VIRTUS HIGH YIELD FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $0 and gross depreciation of $16,022 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $121,259.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities amounted to a value of $16,602 or 17.3% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, or parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(e)  Non-income producing.
(f)  Security in default.
(g) Illiquid security. Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(h) Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At September 30, 2008, these securities amounted to a value of $126 or 0.2% of net assets. For acquisition information, see Note 7, "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(i)  All or a portion of security is on loan.
(j) Represents security purchased with cash collateral received for securities on loan.

                        See Notes to Financial Statements

                            VIRTUS MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                     FACE
                                                    VALUE             VALUE
                                               ---------------   ---------------
FEDERAL AGENCY SECURITIES(f)--26.3%
FHLB
   2.250% due 10/3/08                          $           625   $           625
   2.000% due 10/10/08                                   1,190             1,189
   2.550% due 10/22/08                                     500               499
   2.350% due 10/27/08                                   1,500             1,497
   2.400% due 10/27/08                                     820               819
   2.611% due 11/21/08(c)                                2,000             2,000
   4.750% due 12/12/08(d)                                1,780             1,788
   2.800% due 2/6/09(c)                                  1,500             1,500
   2.800% due 5/6/09                                     2,000             2,000
   3.150% due 7/14/09                                    1,500             1,500
   3.000% due 7/28/09                                    1,500             1,500
FHLMC
   5.125% due 10/15/08(d)                                1,610             1,612
   2.900% due 6/12/09                                    1,500             1,494
   3.150% due 7/28/09                                    1,500             1,500
FNMA
   2.400% due 11/5/08                                    1,000               998
   2.821% due 1/15/09(d)                                   500               496
   3.850% due 4/14/09(d)                                 1,500             1,505
--------------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES
(IDENTIFIED COST $22,522)                                                 22,522
--------------------------------------------------------------------------------
FEDERAL AGENCY SECURITIES--VARIABLE
   (c)(g)--1.5%
SBA (Final Maturity 2/25/23)
   2.500% due 10/1/08                                      243               243
SBA (Final Maturity 1/25/21)
   2.500% due 10/1/08                                       26                26
SBA (Final Maturity 10/25/22)
   2.500% due 10/1/08                                      319               319
SBA (Final Maturity 11/25/21)
   2.625% due 10/1/08                                      281               281
SBA (Final Maturity 2/25/23)
   2.500% due 10/1/08                                      188               188
SBA (Final Maturity 3/25/24)
   2.375% due 10/1/08                                       73                70
SBA (Final Maturity 5/25/21)
   2.500% due 10/1/08                                      109               109
--------------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE
(IDENTIFIED COST $1,236)                                                   1,236
--------------------------------------------------------------------------------

                                                     FACE
                                                    VALUE             VALUE
                                               ---------------   ---------------
COMMERCIAL PAPER(f)--35.0%
ABN-AMRO N.A. Finance, Inc.
   2.400% due 10/1/08                          $         2,025   $         2,025
   2.340% due 10/6/08                                      450               450
   2.380% due 10/14/08                                   1,500             1,499
Bank of America Corp.
   2.580% due 10/16/08                                     835               834
   2.660% due 11/3/08                                    2,205             2,200
Cargill, Inc.
   3.250% due 10/22/08                                     550               549
Cintas Corp. No. 2
   4.500% due 10/1/08                                    1,870             1,870
   2.650% due 10/3/08                                    1,800             1,800
Du Pont (E.I.) de Nemours & Co.
   2.110% due 10/22/08                                   1,650             1,648
   2.200% due 11/10/08                                   1,395             1,392
Eaton Corp.
   2.200% due 11/7/08                                    2,000             1,995
Govco LLC
   2.700% due 11/6/08                                    2,880             2,872
   2.700% due 12/8/08                                    1,700             1,691
Praxair, Inc.
   2.500% due 10/2/08                                    1,500             1,500
   2.150% due 10/9/08                                    1,500             1,499
Private Export Funding Corp.
   2.200% due 10/3/08                                      850               850
Procter & Gamble Co.
   2.550% due 10/20/08                                   1,500             1,498
Toyota Motor Credit Corp.
   2.420% due 11/5/08                                    1,000               998
   2.520% due 11/18/08                                   2,000             1,993
Wal-Mart Stores, Inc.
   2.200% due 12/1/08                                      800               797
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $29,960)                                                 29,960
--------------------------------------------------------------------------------
MEDIUM TERM NOTES--36.4%
Abbott Laboratories
   3.500% due 2/17/09                                    2,000             2,007
Associates Corp. of North America
   6.250% due 11/1/08                                    1,000             1,003
Bear Stearns Cos., Inc (The)
   3.250% due 3/25/09                                    1,500             1,500
   2.901% due 8/21/09(c)                                 1,500             1,498

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
Beneficial Corp.
   6.470% due 11/17/08                         $           875   $           878
Citigroup, Inc.
   2.836% due 1/30/09(c)                                   400               399
Danske Bank A/S 144A (Denmark)
   3.178% due 1/16/09(b)(c)(e)                           2,000             2,000
Danske Corp. 144A
   3.041% due 4/9/09(b)(c)                               2,500             2,500
General Electric Capital Corp.
   2.919% due 6/15/09(c)                                 2,250             2,253
   2.910% due 8/31/09(c)                                   900               899
   4.125% due 9/1/09                                     1,300             1,315
HSBC Finance Corp.
   5.875% due 2/1/09                                       500               504
ING USA Global Funding Trust
   3.514% due 9/18/09(c)                                 2,000             2,000
National Australia Bank Ltd. 144A
   (Australia)
   2.463% due 3/6/09(b)(c)(e)                            2,000             2,000
Nordea Bank AB 144A (Sweden)
   2.477% due 2/6/09(b)(c)(e)                            2,000             2,000
   3.149% due 10/1/09(b)(c)(e)                           2,000             2,000
Procter & Gamble International Funding
   2.879% due 2/19/09(c)                                 1,000             1,000
   144A
   5.300% due 7/6/09(b)                                    900               915
Royal Bank of Canada
   3.215% due 10/1/09                                    1,500             1,500
   144A
   2.888% due 10/15/09(b)(c)(e)                          1,000             1,000
Wells & Fargo Co. 144A
   2.638% due 2/17/09(b)(c)                              2,000             2,000
--------------------------------------------------------------------------------
TOTAL MEDIUM TERM NOTES
(IDENTIFIED COST $31,171)                                                 31,171
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.2%
(IDENTIFIED COST $84,889)                                                 84,889(a)
Other assets and liabilities, net--0.8%                                      645
                                                                 ---------------
NET ASSETS--100.0%                                               $        85,534
                                                                 ===============

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: At September 30, 2008, the aggregate cost of securities was the same for book and federal income tax purposes.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities amounted to a value of $14,415 or 16.9% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d)  The interest rate shown is the coupon rate.
(e) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(f)  The rate shown is the discount rate.
(g)  The maturity date shown is the reset date.

                        See Notes to Financial Statements

                      VIRTUS MULTI-SECTOR FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
AGENCY MORTGAGE-BACKED SECURITIES--9.1%
FNMA 04-W6, 1A4
   5.500% due 7/25/34                          $           919   $           893
      05-57, CK
   5.000% due 7/25/35                                      354               354
      05-74, AG
   5.000% due 9/25/35                                      245               245
   5.500% due 4/1/37                                       486               485
   6.000% due 9/1/37                                     1,160             1,176
   5.500% due 11/1/37                                    1,304             1,301
   5.500% due 4/1/38                                     1,817             1,814
   5.500% due 5/1/38                                     1,870             1,866
   6.000% due 5/1/38                                       481               488
   6.000% due 5/1/38                                       488               495
   5.500% due 7/1/38                                       322               321
   5.500% due 7/1/38                                     1,294             1,292
--------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $10,737)                                                 10,730
--------------------------------------------------------------------------------
MUNICIPAL BONDS--2.5%

ARIZONA--0.6%
Salt River Project Agricultural Improvement
   & Power District
   5.000% due 1/1/38                                       730               687
                                                                 ---------------
MICHIGAN--0.1%
Tobacco Settlement Finance
   Authority Taxable Series A
   7.309% due 6/1/34                                       170               147
                                                                 ---------------
MINNESOTA--1.3%
State of Minnesota
   5.000% due 8/1/19                                     1,500             1,562
                                                                 ---------------
SOUTH DAKOTA--0.2%
Educational Enhancement Funding Corp.
   Taxable Series A
   6.720% due 6/1/25                                       257               254
                                                                 ---------------
VIRGINIA--0.3%
Tobacco Settlement Financing Corp. Taxable
   Series A-1
   6.706% due 6/1/46                                       355               275
                                                                 ---------------

--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $3,097)                                                   2,925
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--2.7%
Bombardier Capital Mortgage Securitization
   Corp. 99-A, A3
   5.980% due 1/15/18(d)                                   869               796
Carmax Auto Owner Trust 07-2, B
   5.370% due 3/15/13                                      350               316
Conseco Finance Securitizations Corp.
   01-3, A4
   6.910% due 5/1/33(d)                                    846               796
Dunkin Securitization 144A 06-1, M1
   8.285% due 6/20/31(b)                                   690               517

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
FMAC Loan Receivables Trust 144A 98-CA, A2
   6.660% due 9/15/20(b)                       $           168   $           153
GreenTree Financial Corp. 99-2, M2
   7.210% due 12/1/30(d)                                   460                10
IndyMac Manufactured Housing Contract
   98-1, A3
   6.370% due 9/25/28                                      670               623
MASTR Alternative Net Interest Margin 144A
   06-6, N1
   4.429% due 9/26/46(b)(d)(r)                             83                 --(q)
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $3,686)                                                   3,211
--------------------------------------------------------------------------------
DOMESTIC CORPORATE BONDS--35.6%

AEROSPACE & DEFENSE--1.5%
DRS Technologies, Inc.
   6.625% due 2/1/16                                       500               507
L-3 Communications Corp.
   7.625% due 6/15/12                                      425               420
   6.125% due 1/15/14                                      550               511
   Series B
   6.375% due 10/15/15                                     250               231
Moog, Inc. 144A
   7.250% due 6/15/18(b)                                   100                97
                                                                 ---------------
                                                                           1,766
                                                                 ---------------
AIRLINES--2.3%
American Airlines, Inc. 01-1
   6.977% due 5/23/21                                    1,546             1,020
Continental Airlines, Inc. 98-1A
   6.648% due 9/15/17                                      414               352
Delta Air Lines, Inc. 00-1
   7.379% due 5/18/10                                      514               500
United Airlines, Inc. 00-2
   7.032% due 10/1/10                                      632               618
   01-1
   6.071% due 3/1/13                                       192               184
                                                                 ---------------
                                                                           2,674
                                                                 ---------------
APPLICATION SOFTWARE--0.2%
Intuit, Inc.
   5.750% due 3/15/17                                      265               235
                                                                 ---------------
ASSET MANAGEMENT & CUSTODY BANKS--0.5%
BlackRock, Inc.
   6.250% due 9/15/17                                      225               216
Janus Capital Group, Inc.
   6.250% due 6/15/12                                      375               355
                                                                 ---------------
                                                                             571
                                                                 ---------------
AUTOMOBILE MANUFACTURERS--0.2%
Ford Motor Co.
   7.450% due 7/16/31                                      375               163
General Motors Corp.
   7.200% due 1/15/11                                      200               118
                                                                 ---------------
                                                                             281
                                                                 ---------------

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
BROADCASTING--2.0%
Charter Communications Holdings I LLC
   11.750% due 5/15/14(d)                      $           175   $            68
Charter Communications Holdings I
   LLC/Charter Communications Holdings I
   Capital Corp.
   11.000% due 10/1/15                                     375               246
Comcast Cable Holdings LLC
   7.875% due 8/1/13                                       500               520
COX Communications, Inc.
   5.450% due 12/15/14                                     375               350
EchoStar DBS Corp.
   6.625% due 10/1/14                                      600               483
Time Warner Cable, Inc.
   6.750% due 7/1/18                                       350               328
Viacom, Inc.
   6.250% due 4/30/16                                      375               338
                                                                 ---------------
                                                                           2,333
                                                                 ---------------
BUILDING PRODUCTS--1.3%
Esco Corp. 144A
   8.625% due 12/15/13(b)                                  600               591
Masco Corp.
   5.850% due 3/15/17                                      540               456
Owens Corning, Inc.
   6.500% due 12/1/16                                      495               439
                                                                 ---------------
                                                                           1,486
                                                                 ---------------
CABLE & SATELLITE--0.7%
DIRECTV Holdings LLC/DIRECTV Financing
   Co., Inc.
   6.375% due 6/15/15                                    1,000               885
                                                                 ---------------
CASINOS & GAMING--0.8%
MGM MIRAGE
   8.500% due 9/15/10                                      300               277
Pokagon Gaming Authority 144A
   10.375% due 6/15/14(b)                                  117               119
River Rock Entertainment Authority (The)
   9.750% due 11/1/11                                      250               231
Seminole Hard Rock Entertainment,
   Inc./Seminole Hard Rock International
   LLC 144A
   5.319% due 3/15/14(b)(d)                                 75                57
Station Casinos, Inc.
   6.875% due 3/1/16                                       750               214
                                                                 ---------------
                                                                             898
                                                                 ---------------
COMPUTER STORAGE & PERIPHERALS--0.3%
Seagate Technology HDD Holdings, Inc.
   6.375% due 10/1/11                                      320               316
                                                                 ---------------
CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS--0.1%
Terex Corp.
   7.375% due 1/15/14                                      145               133
                                                                 ---------------

                       See Notes to Financial Statements

                      VIRTUS MULTI-SECTOR FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
CONSTRUCTION MATERIALS--0.8%
Building Materials Corp. of America
   7.750% due 8/1/14                          $           390    $           310
CRH America, Inc.
   8.125% due 7/15/18                                     650                639
                                                                 ---------------
                                                                             949
                                                                 ---------------
CONSUMER ELECTRONICS--0.3%
Best Buy Co., Inc. 144A
   6.750% due 7/15/13(b)                                  385                390
                                                                 ---------------
CONSUMER FINANCE--3.1%
American Express Credit Corp. Series C
   7.300% due 8/20/13                                     450                434
American Honda Finance Corp. 144A
   6.700% due 10/1/13(b)                                  275                274
Ford Motor Credit Co. LLC
   7.875% due 6/15/10                                     385                294
   8.625% due 11/1/10                                     395                280
   9.875% due 8/10/11                                     345                238
   7.241% due 4/15/12(d)                                   55                 49
GMAC LLC
   7.250% due 3/2/11                                    1,000                473
   6.875% due 9/15/11                                     400                179
   6.000% due 12/15/11                                  1,000                445
Hertz Corp. (The)
   8.875% due 1/1/14                                      350                304
   10.500% due 1/1/16                                     100                 84
SLM Corp.
   5.450% due 4/25/11                                     300                210
   8.450% due 6/15/18                                     500                340
                                                                 ---------------
                                                                           3,604
                                                                 ---------------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
Broadridge Financial Solutions, Inc.
   6.125% due 6/1/17                                      525                450
Western Union Co. (The)
   5.930% due 10/1/16                                     560                504
                                                                 ---------------
                                                                             954
                                                                 ---------------
DISTILLERS & VINTNERS--0.2%
Constellation Brands, Inc.
   8.375% due 12/15/14                                    165                164
   7.250% due 5/15/17                                     120                111
                                                                 ---------------
                                                                             275
                                                                 ---------------
DIVERSIFIED BANKS--0.1%
Wachovia Corp.
   5.750% due 2/1/18                                      150                113
                                                                 ---------------
ELECTRIC UTILITIES--0.6%
Allegheny Energy Supply 144A
   8.250% due 4/15/12(b)                                  145                147
Midwest Generation LLC Series B
   8.560% due 1/2/16                                      121                125
Northeast Utilities
   5.650% due 6/1/13                                      270                264
Texas Competitive Electric Holdings Co.
   LLC 144A
   10.250% due 11/1/15(b)                                 200                181
                                                                 ---------------
                                                                             717
                                                                 ---------------

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
General Cable Corp.
   7.125% due 4/1/17                          $           500    $           453
                                                                 ---------------
ELECTRONIC MANUFACTURING SERVICES--0.6%
Jabil Circuit, Inc.
   8.250% due 3/15/18                                     600                564
Tyco Electronic Group SA
   6.000% due 10/1/12                                     125                123
                                                                 ---------------
                                                                             687
                                                                 ---------------
GAS UTILITIES--0.4%
AmeriGas Partners LP
   7.250% due 5/20/15                                     500                458
                                                                 ---------------
HEALTH CARE DISTRIBUTORS--0.2%
Viant Holdings, Inc. 144A
   10.125% due 7/15/17(b)                                 295                240
                                                                 ---------------
HEALTH CARE FACILITIES--0.3%
Psychiatric Solutions, Inc.
   7.750% due 7/15/15                                     375                351
                                                                 ---------------
HEALTH CARE SERVICES--0.4%
Quest Diagnostics, Inc.
   6.400% due 7/1/17                                      450                438
                                                                 ---------------
HEALTH CARE SUPPLIES--0.1%
Bausch & Lomb, Inc. 144A
   9.875% due 11/1/15(b)                                  125                119
                                                                 ---------------
HOTELS, RESORTS & CRUISE LINES--0.9%
Royal Caribbean Cruises Ltd.
   6.875% due 12/1/13                                   1,250              1,050
                                                                 ---------------
HOUSEHOLD PRODUCTS--0.3%
Yankee Acquisition Corp. Series B
   9.750% due 2/15/17                                     535                308
                                                                 ---------------
INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--0.1%
AES Corp. (The)
   7.750% due 10/15/15                                    100                 91
                                                                 ---------------
INDUSTRIAL REITS--0.1%
ProLogis
   6.625% due 5/15/18                                     185                159
                                                                 ---------------
INTEGRATED TELECOMMUNICATION SERVICES--0.7%
Qwest Corp.
   6.500% due 6/1/17                                      215                173
Windstream Corp.
   8.625% due 8/1/16                                      500                464
   7.000% due 3/15/19                                     250                201
                                                                 ---------------
                                                                             838
                                                                 ---------------
INVESTMENT BANKING & BROKERAGE--1.3%
Bear Stearns Cos., Inc. (The)
   7.250% due 2/1/18                                      700                675
Goldman Sachs Group, Inc. (The)
   5.950% due 1/18/18                                     300                248

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
INVESTMENT BANKING & BROKERAGE--(CONTINUED)
Lehman Brothers Holdings, Inc.
   5.625% due 1/24/13(g)                      $           145    $            19
   6.750% due 12/28/17(g)                                 265                  1
Merrill Lynch & Co., Inc.
   6.110% due 1/29/37                                     500                348
Morgan Stanley 144A (Brazil)
   10.090% due 5/3/17(b)                                1,000(k)             305
                                                                 ---------------
                                                                           1,596
                                                                 ---------------
LEISURE FACILITIES--0.0%
Scientific Games Corp. 144A
   7.875% due 6/15/16(b)                                   55                 53
                                                                 ---------------
LEISURE PRODUCTS--0.7%
Brunswick Corp.
   9.750% due 8/15/13                                     600                613
Hasbro, Inc.
   6.300% due 9/15/17                                     275                266
                                                                 ---------------
                                                                             879
                                                                 ---------------
LIFE SCIENCES TOOLS & SERVICES--0.5%
Fisher Scientific International, Inc.
   6.750% due 8/15/14                                     600                588
                                                                 ---------------
MORTGAGE REITS--0.4%
iStar Financial, Inc. Series B
   5.950% due 10/15/13                                  1,000                521
                                                                 ---------------
MOVIES & ENTERTAINMENT--0.3%
Time Warner, Inc.
   6.875% due 5/1/12                                      370                367
                                                                 ---------------
OFFICE ELECTRONICS--0.3%
Xerox Corp.
   6.750% due 2/1/17                                      350                331
                                                                 ---------------
OIL & GAS EQUIPMENT & SERVICES--0.2%
Helix Energy Solutions Group, Inc. 144A
   9.500% due 1/15/16(b)                                  200                188
                                                                 ---------------
OIL & GAS EXPLORATION & PRODUCTION--1.6%
Chesapeake Energy Corp.
   6.875% due 11/15/20                                    225                194
Petropower I Funding Trust 144A
   7.360% due 2/15/14(b)                                  602                572
Plains Exploration & Production Co.
   7.750% due 6/15/15                                     400                370
Swift Energy Co.
   7.625% due 7/15/11                                     500                477
XTO Energy, Inc.
   6.500% due 12/15/18                                    280                260
                                                                 ---------------
                                                                           1,873
                                                                 ---------------
OIL & GAS REFINING & MARKETING--0.3%
Tesoro Corp.
   6.500% due 6/1/17                                      480                386
                                                                 ---------------

                        See Notes to Financial Statements

                      VIRTUS MULTI-SECTOR FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
OIL & GAS STORAGE & TRANSPORTATION--0.5%
Buckeye Partners LP
   6.050% due 1/15/18                          $           225   $           215
Kinder Morgan Management Co.
   5.700% due 1/5/16                                       400               346
                                                                 ---------------
                                                                             561
                                                                 ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.0%
Bank of America Corp.
   8.000% due 12/29/49(d)                                  375               297
Citigroup, Inc.
   5.500% due 4/11/13                                      365               319
   6.500% due 8/19/13                                      400               356
Glencore Funding LLC 144A
   6.000% due 4/15/14(b)                                 1,000               945
JPMorgan Chase & Co. Series 1
   7.900% due 12/31/49(d)                                  247               208
National Rural Utilities Cooperative Finance
   Corp.
   5.500% due 7/1/13                                       200               199
                                                                 ---------------
                                                                           2,324
                                                                 ---------------
PACKAGED FOODS & MEATS--0.3%
Tyson Foods, Inc.
   6.860% due 4/1/16                                       400               332
                                                                 ---------------
PAPER PACKAGING--0.5%
Jefferson Smurfit Corp.
   8.250% due 10/1/12                                      135               113
Plastipak Holdings, Inc. 144A
   8.500% due 12/15/15(b)                                  500               425
                                                                 ---------------
                                                                             538
                                                                 ---------------
PAPER PRODUCTS--0.5%
Verso Paper Holdings LLC/Verso Paper, Inc.
   Series B
   11.375% due 8/1/16                                      750               611
                                                                 ---------------
PUBLISHING--0.5%
Donnelley (R.H.) Corp. 144A
   8.875% due 10/15/17(b)                                    7                 2
Donnelley (R.H.), Inc. 144A
   11.750% due 5/15/15(b)                                  187               115
Idearc, Inc.
   8.000% due 11/15/16                                     500               139
Reader's Digest Association, Inc. (The)
   9.000% due 2/15/17                                      500               285
                                                                 ---------------
                                                                             541
                                                                 ---------------
REGIONAL BANKS--1.1%
First Tennessee Bank
   2.839% due 1/23/09(d)                                   126               123
   2.867% due 5/18/09(d)                                   220               208
Northern Trust Co. (The)
   6.500% due 8/15/18                                      350               358
PNC Financial Services Group, Inc. (The)
   8.250% due 5/29/49(d)                                   350               328
Sovereign Bancorp, Inc.
   8.750% due 5/30/18                                      400               274
                                                                 ---------------
                                                                           1,291
                                                                 ---------------

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
RESEARCH & CONSULTING SERVICES--0.8%
Equifax, Inc.
   6.300% due 7/1/17                           $         1,000   $           931
                                                                 ---------------
RESTAURANTS--0.0%
OSI Restaurants Partners LLC
   10.000% due 6/15/15                                      50                23
                                                                 ---------------
SPECIALIZED CONSUMER SERVICES--0.2%
Mobile Mini, Inc.
   6.875% due 5/1/15                                       250               219
                                                                 ---------------
SPECIALIZED FINANCE--0.2%
Caterpillar Financial Services Corp.
   6.200% due 9/30/13                                      275               275
                                                                 ---------------
SPECIALIZED REITS--1.4%
Health Care REIT, Inc.
   5.875% due 5/15/15                                    1,000               882
Host Hotels & Resorts LP
   6.875% due 11/1/14                                      400               348
Realty Income Corp.
   6.750% due 8/15/19                                      425               384
                                                                 ---------------
                                                                           1,614
                                                                 ---------------
STEEL--0.2%
Steel Dynamics, Inc.
   7.375% due 11/1/12                                      225               207
                                                                 ---------------
TOBACCO--1.1%
Reynolds American, Inc.
   7.300% due 7/15/15                                      500               502
   7.625% due 6/1/16                                       375               373
UST, Inc.
   5.750% due 3/1/18                                       500               482
                                                                 ---------------
                                                                           1,357
                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
Nextel Communications, Inc. Series D
   7.375% due 8/1/15                                       650               429
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $50,441)                                                 41,807
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--7.3%
American Home Mortgage Assets 07-2, M4
   3.737% due 3/25/47(d)(h)                                644                84
American Tower Trust 144A L 07-1A, C
   5.615% due 4/15/37(b)                                   750               626
Bear Stearns Commercial Mortgage Securities
   07-PW18, AM
   6.084% due 6/11/50(d)                                   725               572

                                                     PAR
                                                    VALUE             VALUE
                                               ---------------   ---------------
Bear Stearns Structured Products, Inc. 144A
   4-15, A2
   0.000% due 11/27/34(b)                      $            17   $            17
   05-10
   4.972% due 4/26/35(b)(d)                                264               172
   05-20N, B
   6.707% due 10/25/45(b)(d)                               750               506
Chase Mortgage Finance Corp.
   06-A1, 4A1
   6.031% due 9/25/36(d)                                 1,068               896
Citicorp Mortgage Securities, Inc.
   06-7, 1A1
   6.000% due 12/25/36                                     894               727
Credit Suisse Mortgage Capital Certificates
   06-C1 A3
   5.711% due 2/15/39(d)                                   300               282
Crown Castle Towers LLC 144A 05-1A, B
   4.878% due 6/15/35(b)                                   500               479
First Horizon Asset Securities, Inc.
   05-AR1, 2A1
   4.998% due 4/25/35(d)                                   549               480
GS Mortgage Securities Corp. II 07-GG10, A4
   5.993% due 8/10/45(d)                                   650               557
IndyMac Index Mortgage Loan Trust 06-AR25,
   3A1
   6.331% due 9/25/36(d)                                   952               640
Lehman Brothers - UBS Commercial Mortgage
   Trust 05-C3, AM
   4.794% due 7/15/40                                      350               293
   07-C7, A3
   5.866% due 9/15/45(d)                                   400               343
Lehman Brothers - UBS Commercial Mortgage
   Trust 144A 07-C2, H
   6.180% due 2/15/40(b)(d)                                850               287
MASTR Resecuritization Trust 144A 05-1
   5.000% due 10/28/34(b)                                  287               158
Merrill Lynch-Countrywide Commercial
   Mortgage Trust 06-4, A3
   5.172% due 12/12/49(d)                                  650               560
Residential Accredit Loans, Inc.
   02-QS12, B1
   6.250% due 9/25/32                                      381               112
Timberstar Trust 06-1, C 144A
   5.884% due 10/15/36(b)                                1,000               730
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $11,772)                                                  8,521
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES--7.1%
ARGENTINA--0.2%
Republic of Argentina Series GDP
   0.000% due 12/15/35(d)                                3,200               259
                                                                 ---------------

                        See Notes to Financial Statements

                      VIRTUS MULTI-SECTOR FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
AUSTRALIA--0.5%
Commonwealth of Australia
   Series 909
   7.500% due 9/15/09                                     690(j) $           557
                                                                 ---------------
BRAZIL--0.5%
Federative Republic of Brazil
   12.500% due 1/5/22                                   1,125(k)             613
                                                                 ---------------
COLOMBIA--0.2%
Republic of Colombia
   12.000% due 10/22/15                               600,000(l)             288
                                                                 ---------------
EGYPT--0.6%
Arab Republic of Egypt
   Series 364
   0.000% due 11/4/08                                   3,725(m)             674
                                                                 ---------------
INDONESIA--0.3%
Republic of Indonesia
   Series FR-23
   11.000% due 12/15/12                             3,500,000(n)             349
                                                                 ---------------
NORWAY--0.2%
Kingdom of Norway
   5.500% due 5/15/09                                   1,600(o)             272
                                                                 ---------------
RUSSIA--0.1%
Russian Federation RegS
   7.500% due 3/31/30(d)(f)                   $           148                149
                                                                 ---------------
TRINIDAD AND TOBAGO--0.1%
Republic of Trinidad and
   Tobago RegS
   9.875% due 10/1/09(f)                                  135                142
                                                                 ---------------
TURKEY--0.7%
Republic of Turkey
   11.500% due 1/23/12                                    450                513
   7.250% due 3/15/15                                     250                249
                                                                 ---------------
                                                                             762
                                                                 ---------------
UKRAINE--0.2%
Republic of Ukraine 144A
   6.580% due 11/21/16(b)                                 250                194
                                                                 ---------------
VENEZUELA--3.5%
Republic of Venezuela
   RegS 5.375% due 8/7/10(f)                            2,260              2,011
   8.500% due 10/8/14                                     350                277
   5.750% due 2/26/16                                     325                213
   9.250% due 9/15/27                                   2,090              1,564
                                                                 ---------------
                                                                           4,065
--------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $9,289)                                                   8,324
--------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS(e)--16.5%

AUSTRALIA--0.5%
Rio Tinto Finance USA Ltd.
   6.500% due 7/15/18                                     600                568
                                                                 ---------------

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
BRAZIL--0.2%
Usiminas Commercial Ltd. 144A
   7.250% due 1/18/18(b)                      $           180    $           175
                                                                 ---------------
CANADA--1.9%
Agrium, Inc.
   6.750% due 1/15/19                                     320                314
Canadian National Resources Ltd.
   5.900% due 2/1/18                                      300                265
Catalyst Paper Corp.
   7.375% due 3/1/14                                      750                514
EnCana Corp.
   5.900% due 12/1/17                                     240                215
Petro-Canada
   6.050% due 5/15/18                                     140                122
Rogers Wireless
   Communications, Inc.
   6.375% due 3/1/14                                      575                551
Videotron/Quebecor
   Media Inc.
   6.375% due 12/15/15                                    180                159
Videotron/Quebecor
   Media Inc.144A
   9.125% due 4/15/18(b)                                   82                 83
                                                                 ---------------
                                                                           2,223
                                                                 ---------------
CHILE--0.3%
Empresa Nacional
   de Electricidad SA
   8.350% due 8/1/13                                      350                374
                                                                 ---------------
CHINA--0.2%
China Properties Group
   Ltd. 144A
   9.125% due 5/4/14(b)                                   500                221
                                                                 ---------------
CYPRUS--0.4%
ABH Financial Ltd.
   (Alfa Markets Ltd.) 144A
   8.200% due 6/25/12(b)                                  150                115
Alfa MTN Invest Ltd. 144A
   9.250% due 6/24/13(b)                                  350                346
                                                                 ---------------
                                                                             461
                                                                 ---------------
FRANCE--0.2%
Compagnie Generale
   de Geophysique-Veritas
   7.750% due 5/15/17                                     225                215
                                                                 ---------------
GERMANY--0.3%
Deutsche Bank AG
   4.875% due 5/20/13                                     100                 96
E.ON International
   Finance BV 144A
   5.800% due 4/30/18(b)                                  325                311
                                                                 ---------------
                                                                             407
                                                                 ---------------
INDIA--0.2%
ICICI Bank Ltd. 144A
   6.375% due 4/30/22(b)(d)                               375                259
                                                                 ---------------

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
INDONESIA--0.6%
Majapahit Holding BV 144A
   7.250% due 6/28/17(b)                      $           825    $           730
                                                                 ---------------
ISRAEL--0.2%
Israel Electric Corp. Ltd. 144A
   7.250% due 1/15/19(b)                                  200                201
                                                                 ---------------
ITALY--0.3%
Telecom Italia Capital SA
   6.999% due 6/4/18                                      350                315
                                                                 ---------------
JAPAN--0.5%
Resona Bank Ltd. 144A
   5.850% due 9/29/49(b)(d)                               750                552
                                                                 ---------------
KAZAKHSTAN--1.1%
Kazkommerts International
   BV RegS
   8.000% due 11/3/15(f)                                  250                144
KazMunaiGaz Finance
   Sub BV 144A
   9.125% due 7/2/18(b)                                   400                342
TengizChevroil Finance Co.
   S.A.R.L. 144A
   6.124% due 11/15/14(b)                                 929                747
                                                                 ---------------
                                                                           1,233
                                                                 ---------------
LUXEMBOURG--0.2%
ArcelorMittal 144A
   6.125% due 6/1/18(b)                                   280                245
                                                                 ---------------
MALAYSIA--0.6%
Malaysia International
   Shipping Corp.
   Capital Ltd. 144A
   6.125% due 7/1/14(b)                                   750                730
                                                                 ---------------
RUSSIA--3.9%
European Bank for
   Reconstruction & Development
   6.000% due 2/14/12                                  20,400(p)             739
Evraz Group SA 144A
   8.875% due 4/24/13(b)                                  100                 76
   9.500% due 4/24/18(b)                                  205                149
Gaz Captial SA 144A
   8.146% due 4/11/18(b)                                  100                 87
Gazprom International
   SA 144A
   7.201% due 2/1/20(b)                                   805                731
Gazprom OAO
   (Gaz Capital SA) 144A
   6.212% due 11/22/16(b)                                 935                742
   6.510% due 3/7/22(b)                                   315                228
International Bank For
   Reconstruction &
   Development
   5.750% due 6/25/10                                  15,100(p)             567
OJSC AK Transneft
   (TransCapitalInvest Ltd.)
   144A
   5.670% due 3/5/14(b)                                   390                319

                       See Notes to Financial Statements

                      VIRTUS MULTI-SECTOR FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
RUSSIA--(CONTINUED)
OJSC Vimpel Communications
   (UBS Luxembourg SA) 144A
   8.375% due 10/22/11(b)                     $           500    $           441
Russian Agricultural Bank
   OJSC (RSHB Capital SA) 144A
   6.299% due 5/15/17(b)                                  380                272
TNK-BP Finance SA 144A
   7.500% due 3/13/13(b)                                  325                258
                                                                 ---------------
                                                                           4,609
                                                                 ---------------
SINGAPORE--0.4%
UOB Cayman Ltd. 144A
   5.796% due 12/29/49(b)(d)                              500                437
                                                                 ---------------
SOUTH KOREA--0.9%
Korea Development Bank
   5.300% due 1/17/13                                     187                186
Woori Bank 144A
   6.125% due 5/3/16(b)(d)                              1,000                909
                                                                 ---------------
                                                                           1,095
                                                                 ---------------
UNITED ARAB EMIRATES--0.6%
Abu Dhabi National Energy
   Co. 144A
   5.875% due 10/27/16(b)                                 825                754
                                                                 ---------------
UNITED KINGDOM--1.1%
HBOs plc 144A
   6.750% due 5/21/18(b)                                  115                 97
Ineos Group Holdings plc 144A
   8.500% due 2/15/16(b)                                  500                272
Petroplus Finance Ltd. 144A
   6.750% due 5/1/14(b)                                   375                319
Vedanta Resources plc 144A
   9.500% due 7/18/18(b)                                  375                307
Vodafone Group plc
   6.150% due 2/27/37                                     375                302
                                                                 ---------------
                                                                           1,297
                                                                 ---------------
UNITED STATES--1.5%
Freeport-McMoRan
   Copper & Gold, Inc.
   6.875% due 2/1/14                                      320                317
GTL Trade Finance, Inc. 144A
   7.250% due 10/20/17(b)                                 545                524
Nova Chemicals Corp.
   5.953% due 11/15/13(d)                               1,125                939
                                                                 ---------------
                                                                           1,780
                                                                 ---------------
VENEZUELA--0.4%
Petroleos de Venezuela S.A.
   5.250% due 4/12/17                                     950                515
                                                                 ---------------

--------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $22,937)                                                 19,396
--------------------------------------------------------------------------------

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
DOMESTIC CONVERTIBLE BONDS--0.2%

PHARMACEUTICALS--0.2%
Par Pharmaceutical Cos., Inc.
   2.875% due 9/30/10                         $           300    $           255
                                                                 ---------------

--------------------------------------------------------------------------------
TOTAL DOMESTIC CONVERTIBLE BONDS
(IDENTIFIED COST $273)                                                       255
--------------------------------------------------------------------------------
FOREIGN CONVERTIBLE BONDS--0.1%

BRAZIL--0.1%
Vale Capital Ltd.
   5.500% due 6/15/10                                       4                152
                                                                 ---------------

--------------------------------------------------------------------------------
TOTAL FOREIGN CONVERTIBLE BONDS
(IDENTIFIED COST $200)                                                       152
--------------------------------------------------------------------------------
DOMESTIC LOAN AGREEMENTS(d)--16.7%

ADVERTISING--0.1%
Lamar Media Corp. Tranche F
   4.000% due 3/31/14                                     125                118
                                                                 ---------------
AEROSPACE & DEFENSE--0.1%
TransDigm Inc. Tranche
   4.655% due 6/23/13                                     118                110
                                                                 ---------------
APPAREL RETAIL--0.2%
HBI Branded Apparel Ltd.,
   Inc. Tranche B
   6.994% due 3/15/14                                     200                185
                                                                 ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.3%
Totes Isotoner Corp. Tranche 2
   8.630% due 1/16/14                                     500                413
                                                                 ---------------
APPLICATION SOFTWARE--0.2%
Getty Tranche B
   7.250% due 2/15/13                                     229                223
                                                                 ---------------
AUTO PARTS & EQUIPMENT--0.4%
Mark IV Industries, Inc.
   Tranche B
   7.410% due 6/21/11                                     562                400
   Tranche 2
   11.490% due 12/19/11                                   175                 72
                                                                 ---------------
                                                                             472
                                                                 ---------------
AUTOMOBILE MANUFACTURERS--0.3%
Ford Motor Co. Tranche B
   5.490% due 12/16/13                                    370                247
General Motors Corp.
   Tranche B
   5.163% due 11/29/13                                    244                159
                                                                 ---------------
                                                                             406
                                                                 ---------------
BROADCASTING--0.6%
Charter Communications
   Operating LLC Tranche
   5.260% due 11/30/14                                    739                591
MCC Georgia LLC Tranche E
   6.500% due 1/3/16                                       80                 78
                                                                 ---------------
                                                                             669
                                                                 ---------------

                                                    PAR
                                                   VALUE              VALUE
                                              ---------------    ---------------
COMMODITY CHEMICALS--0.6%
Celanese Holdings LLC Tranche B
   4.283% due 3/30/14                         $           744    $           686
                                                                 ---------------
COMMUNICATIONS EQUIPMENT--0.5%
CommScope, Inc. Tranche B
   5.132% due 12/27/14                                    677                636
                                                                 ---------------
CONSUMER FINANCE--0.2%
Hertz Corp.
   Letter of Credit
   2.599% due 12/21/12                                     50                 45
   Tranche B
   4.223% due 12/21/12                                    235                209
                                                                 ---------------
                                                                             254
                                                                 ---------------
DATA PROCESSING & OUTSOURCED SERVICES--0.9%
First Data Corp.
   Tranche B
   5.438% due 9/24/14                                     398                343
   Tranche B3
   5.551% due 9/24/14                                     495                425
Reynolds & Reynolds Co.
   (The) Tranche FL
   4.801% due 10/24/12                                    274                246
                                                                 ---------------
                                                                           1,014
                                                                 ---------------
DEPARTMENT STORES--0.9%
Neiman-Marcus Group, Inc.
   (The) Tranche B
   4.565% due 4/6/13                                    1,213              1,067
                                                                 ---------------
DIVERSIFIED REAL ESTATE ACTIVITIES--0.0%
Tropicana Entertainment
   LLC Tranche B
   8.250% due 1/3/12                                       83                 58
                                                                 ---------------
DIVERSIFIED SUPPORT SERVICES--0.1%
ARAMARK Corp.
   Letter of Credit
   2.233% due 1/26/14                                      10                  9
   Tranche B1
   4.676% due 1/26/14                                     158                138
                                                                 ---------------
                                                                             147
                                                                 ---------------
ELECTRIC UTILITIES--0.3%
Texas Competitive Electric
   Holdings Co. LLC
   Tranche B3
   6.154% due 10/10/14                                    139                118
   Tranche B2
   6.154% due 10/10/14                                    262                222
                                                                 ---------------
                                                                             340
                                                                 ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.3%
Baldor Electric Co. Tranche
   4.750% due 1/31/14                                     322                303
                                                                 ---------------


                        See Notes to Financial Statements

                      VIRTUS MULTI-SECTOR FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                      PAR
                                                     VALUE             VALUE
                                                --------------   ---------------
ENVIRONMENTAL & FACILITIES SERVICES--0.2%
Allied Waste North America, Inc.
   Letter of Credit A
   2.295% due 3/28/14                           $          121   $           118
Tranche B
   4.204% due 3/28/14                                      171               166
                                                                 ---------------
                                                                             284
                                                                 ---------------
HEALTH CARE FACILITIES--1.2%
HCA, Inc.
   Tranche A
   4.801% due 11/18/12                                     110                97
Tranche B
   4.946% due 11/18/13                                     428               381
Health Management
   Associates, Inc.
   Tranche B
   4.446% due 2/28/14                                      188               160
Healthsouth Corp. Tranche
   6.944% due 3/10/13                                      552               504
LifePoint Hospitals, Inc.
   Tranche B
   4.435% due 4/15/12                                      234               213
                                                                 ---------------
                                                                           1,355
                                                                 ---------------
HEALTH CARE SERVICES--0.1%
Psychiatric Solutions, Inc.
   Tranche
   4.219% due 7/1/12                                       174               160
                                                                 ---------------
HEALTH CARE SUPPLIES--0.4%
Bausch & Lomb, Inc.
   Tranche DD
   4.450% due 4/26/15                                      100                93
   Tranche B
   6.051% due 4/26/15                                      397               372
                                                                 ---------------
                                                                             465
                                                                 ---------------
HOUSEHOLD PRODUCTS--0.1%
Yankee Candle Co., Inc.
   Tranche B
   4.635% due 2/6/14                                       139               113
                                                                 ---------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS--0.7%
NRG Energy, Inc.
   Letter of Credit
   2.596% due 2/1/13                                       669               585
   Tranche B
   4.963% due 2/1/13                                       233               205
                                                                 ---------------
                                                                             790
                                                                 ---------------
INTEGRATED TELECOMMUNICATION SERVICES--1.0%
Level 3 Communications, Inc.
   Tranche B
   4.876% due 3/13/14                                       90                77
NTELOS, Inc. Tranche B1
   4.720% due 8/24/11                                      455               432
Time Warner Telecom Holdings,
   Inc. Tranche B
   4.470% due 1/7/13                                       742               705
                                                                 ---------------
                                                                           1,214
                                                                 ---------------

                                                    SHARES             VALUE
                                                --------------   ---------------
LEISURE FACILITIES--0.5%
AMF Bowling Worldwide, Inc.
   Tranche B
   5.377% due 5/17/13                           $          518   $           417
PTI Group, Inc. Tranche
   9.625% due 2/28/13                                      160               146
                                                                 ---------------
                                                                             563
                                                                 ---------------
METAL & GLASS CONTAINERS--0.3%
Anchor Glass Container
   Corp. Tranche
   7.750% due 6/1/13                                       352               342
                                                                 ---------------
OIL & GAS EQUIPMENT & SERVICES--0.2%
Helix Energy Solutions
   Group, Inc. Tranche
   4.786% due 7/1/13                                       197               183
                                                                 ---------------
OIL & GAS EXPLORATION & PRODUCTION--0.5%
ATP Oil & Gas Corp.
   Tranche 1
   8.500% due 7/15/14                                      428               390
   Tranche 2
   8.500% due 1/15/11                                      245               223
                                                                 ---------------
                                                                             613
                                                                 ---------------
PACKAGED FOODS & MEATS--0.2%
Wrigley (WM) Jr. Co. Tranche B
   6.634% due 9/30/14                                      195               192
                                                                 ---------------
PAPER PRODUCTS--1.4%
Boise Paper Holdings
   LLC Tranche
   11.000% due 2/22/15                                     463               421
Georgia-Pacific Corp.
   Tranche B
   4.569% due 12/20/10                                     335               313
   Tranche B1
   4.690% due 12/20/12                                     631               554
NewPage Corp. Tranche B
   7.156% due 12/22/14                                     423               388
                                                                 ---------------
                                                                           1,676
                                                                 ---------------
PUBLISHING--0.6%
Idearc, Inc. Tranche B
   4.635% due 11/17/14                                     983               587
Tribune Co. Tranche B
   5.786% due 6/4/14                                       212               111
                                                                 ---------------
                                                                             698
                                                                 ---------------
SEMICONDUCTORS--0.5%
Freescale Semiconductor, Inc.
   Tranche
   4.236% due 12/1/13                                      761               625
                                                                 ---------------
SPECIALIZED FINANCE--1.0%
Sungard Data Systems, Inc.
   Tranche B
   4.553% due 2/28/14                                    1,408             1,231
                                                                 ---------------

                                                      PAR
                                                     VALUE             VALUE
                                                --------------   ---------------
SPECIALTY CHEMICALS--0.1%
JohnsonDiversey, Inc.
   Tranche B
   4.791% due 12/16/11                          $          121   $           111
                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES--1.7%
ALLTEL Communications, Inc.
   Tranche B2
   5.316% due 5/15/15                                      174               168
   Tranche B3
   4.997% due 5/15/15                                      371               364
Cricket Communications, Inc.
   Tranche B
   6.500% due 6/16/13                                      611               586
MetroPCS Wireless, Inc.
   Tranche B
   4.854% due 2/20/14                                      945               850
                                                                 ---------------
                                                                           1,968
--------------------------------------------------------------------------------
TOTAL DOMESTIC LOAN AGREEMENTS
(IDENTIFIED COST $22,727)                                                 19,684
--------------------------------------------------------------------------------
FOREIGN LOAN AGREEMENTS(d) -- 0.5%

GERMANY--0.5%
Fresenius Medical Care AG &
   Co. KGaA Tranche B
   4.153% due 3/31/13                                      675               633
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL FOREIGN LOAN AGREEMENTS
(IDENTIFIED COST $675)                                                       633
--------------------------------------------------------------------------------

                                                    SHARES
                                                --------------
DOMESTIC PREFERRED STOCK--0.1%

THRIFTS & MORTGAGE FINANCE--0.1%
FNMA Pfd. 5.160%                                        38,000                82
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL DOMESTIC PREFERRED STOCK
(IDENTIFIED COST $655)                                                        82
--------------------------------------------------------------------------------
DOMESTIC COMMON STOCKS--0.0%

INTEGRATED TELECOMMUNICATION SERVICES--0.0%
AT&T Latin America Corp.
   Class A(c)(h)(i)                                    137,550                 0
                                                                 ---------------
PAPER PRODUCTS--0.0%
Northampton Pulp LLC(c)(i)(r)                            3,650                 0
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $730)                                                         0
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.4%
(IDENTIFIED COST $137,219)                                               115,720
--------------------------------------------------------------------------------
MONEY MARKET MUTUAL FUNDS--0.3%
State Street Institutional Liquid
   Reserves Fund (seven-day
   effective yield 2.456%)                             302,737               303
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $303)                                                       303
--------------------------------------------------------------------------------

                        See Notes to Financial Statements

                      VIRTUS MULTI-SECTOR FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                      PAR
                                                     VALUE             VALUE
                                                --------------   ---------------
TOTAL INVESTMENTS--98.7%
(IDENTIFIED COST $137,522)                                       $       116,023(a)

Other assets and liabilities, net--1.3%                                    1,518
                                                                 ---------------
NET ASSETS--100.0%                                               $       117,541
                                                                 ===============

At September 30, 2008, the Fund had entered into forward currency contracts as follows (reported in thousands):

                                                       Net
                                                    Unrealized
  Contract    In Exchange   Settlement             Appreciation
   to Sell        for          Date       Value   (Depreciation)
-----------   -----------   ----------   ------   --------------
JPY 106,309     USD 975      11/14/08    $1,006         $31
                                                        ===

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $24 and gross depreciation of $21,590 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $137,589.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities amounted to a value of $20,638 or 17.6% of net assets.
(c)  Non-income producing.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, or parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(f) Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(g)  Security in default and non-income producing.
(h)  Illiquid security.
(i) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At September 30, 2008, these securities amounted to a value of $0 or 0.0% of net assets.
(j)  Par value represents Australian Dollar (reported in thousands).
(k)  Par value represents Brazilian Real (reported in thousands).
(l)  Par value represents Colombian Peso (reported in thousands).
(m)  Par value represents Egyptian Pound (reported in thousands).
(n)  Par value represents Indonesian Rupiah (reported in thousands).
(o)  Par value represents Norwegian Krone (reported in thousands).
(p)  Par value represents Russian Ruble (reported in thousands).
(q)  Amount is less than $500 (not reported in thousands).
(r) Illiquid and restricted security. At September 30, 2008, these securities amounted to a value of $0 or 0.0% of net assets. For acquisition information, see Note 7, "Illiquid and Restricted Securities" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                        VIRTUS SENIOR FLOATING RATE FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                     PAR
                                                    VALUE              VALUE
                                               ---------------   ---------------
FOREIGN CORPORATE BONDS(c)--1.8%

UNITED STATES--1.8%
Nova Chemicals Corp.
   5.953% due 11/15/13(b)                      $           325   $           271
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $284)                                                       271
--------------------------------------------------------------------------------
DOMESTIC LOAN AGREEMENTS(b)--93.9%
AEROSPACE & DEFENSE--3.3%
TransDigm Inc. Tranche
   4.801% due 6/23/13                                      520               485
                                                                 ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.7%
Hanesbrands, Inc. Tranche B
   4.548% due 9/5/13                                       285               260
                                                                 ---------------
APPLICATION SOFTWARE--0.8%
Getty Tranche B
   8.053% due 2/15/13                                      125               121
                                                                 ---------------
AUTOMOBILE MANUFACTURERS--3.0%
Ford Motor Co. Tranche B
   5.470% due 12/15/13                                     561               374
General Motors Corp. Tranche B
   5.163% due 11/29/13                                     108                71
                                                                 ---------------
                                                                             445
                                                                 ---------------
BROADCASTING--2.7%
CSC Holdings, Inc. Tranche A1
   4.214% due 2/24/12                                      397               360
MCC Georgia LLC Tranche E
   6.500% due 1/3/16                                        40                39
                                                                 ---------------
                                                                             399
                                                                 ---------------
CASINOS & GAMING--1.4%
Harrahs Operating Co., Inc. Tranche B3
   5.800% due 1/28/15                                      249               207
                                                                 ---------------
COMMODITY CHEMICALS--2.5%
Celanese Holdings LLC Tranche B
   4.283% due 3/30/14                                      398               367
                                                                 ---------------
COMMUNICATIONS EQUIPMENT--2.2%
CommScope, Inc. Tranche B
   5.132% due 12/27/14                                     348               327
                                                                 ---------------
DATA PROCESSING & OUTSOURCED SERVICES--7.6%
First Data Corp. Tranche B3
   5.551% due 9/24/14                                      680               584
Reynolds & Reynolds Co. (The) Tranche FL
   4.801% due 10/24/12                                     618               556
                                                                 ---------------
                                                                           1,140
                                                                 ---------------

                                                     PAR
                                                    VALUE              VALUE
                                               ---------------   ---------------
ELECTRIC UTILITIES--3.7%
Texas Competitive Electric Holdings Co.
   LLC Tranche B3
   6.145% due 10/10/14                         $           660   $           559
                                                                 ---------------
ENVIRONMENTAL & FACILITIES SERVICES--3.0%
Allied Waste North America, Inc.
   Letter of Credit A
   4.098% due 3/28/14                                      195               190
   Tranche B
   3.965% due 3/28/14                                      273               265
                                                                 ---------------
                                                                             455
                                                                 ---------------
HEALTH CARE FACILITIES--7.6%
Community Health Systems, Inc.
   Tranche DD
   3.688% due 7/25/14                                       32                28
   Tranche
   4.806% due 7/25/14                                      627               554
HCA, Inc. Tranche A
   4.801% due 11/18/12                                     629               559
                                                                 ---------------
                                                                           1,141
                                                                 ---------------
HEALTH CARE SERVICES--4.3%
DaVita, Inc. Tranche B
   4.183% due 10/5/12                                      400               362
Psychiatric Solutions, Inc.
   Tranche
   4.273% due 7/1/12                                       304               279
                                                                 ---------------
                                                                             641
                                                                 ---------------
HEALTH CARE SUPPLIES--3.1%
Bausch & Lomb, Inc.
   Tranche B
   6.051% due 4/26/15                                      397               372
   Tranche DD
   7.301% due 4/26/15                                      100                93
                                                                 ---------------
                                                                             465
                                                                 ---------------
HOUSEHOLD PRODUCTS--2.0%
Yankee Candle Co., Inc. Tranche B
   4.635% due 2/6/14                                       375               305
                                                                 ---------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS--2.2%
   NRG Energy, Inc.
   Letter of Credit
   4.301% due 2/1/13                                       123               108
   Tranche B
   4.301% due 2/1/13                                       251               220
                                                                 ---------------
                                                                             328
                                                                 ---------------
INDUSTRIAL MACHINERY--3.2%
Manitowoc Co., Inc. Tranche B
   7.641% due 4/14/14                                      500               481
                                                                 ---------------

                                                     PAR
                                                    VALUE              VALUE
                                               ---------------   ---------------
INTEGRATED TELECOMMUNICATION SERVICES--7.4%
NTELOS, Inc. Tranche B1
   5.010% due 8/24/11                          $           645   $           612
Time Warner Telecom Holdings,
   Inc. Tranche B
   4.470% due 1/7/13                                       511               486
                                                                 ---------------
                                                                           1,098
                                                                 ---------------
LEISURE FACILITIES--0.5%
PTI Group, Inc. Tranche
   9.625% due 2/28/13                                       80                73
                                                                 ---------------
METAL & GLASS CONTAINERS--1.7%
Anchor Glass Container Corp. Tranche
   7.979% due 6/1/13                                       265               258
                                                                 ---------------
OIL & GAS EQUIPMENT & SERVICES--3.3%
Helix Energy Solutions Group, Inc. Tranche
   4.626% due 7/1/13                                       531               493
                                                                 ---------------
OIL & GAS EXPLORATION & PRODUCTION--2.4%
ATP Oil & Gas Corp.
   Tranche 2
   8.711% due 1/15/11                                      145               132
   Tranche 1
   8.711% due 7/15/14                                      254               231
                                                                 ---------------
                                                                             363
                                                                 ---------------
PACKAGED FOODS & MEATS--0.7%
Wrigley (WM) Jr. Co. Tranche B
   6.634% due 9/30/14                                      112               110
                                                                 ---------------
PAPER PRODUCTS--9.1%
Boise Paper Holdings LLC
   Tranche B
   7.500% due 2/22/14                                      498               481
   Tranche
   11.000% due 2/22/15                                      33                30
Georgia-Pacific Corp.
   Tranche B1
   4.465% due 12/20/12                                     501               440
NewPage Corp. Tranche B
   7.156% due 12/21/14                                     448               411
                                                                 ---------------
                                                                           1,362
                                                                 ---------------
PUBLISHING--2.1%
Idearc, Inc. Tranche B
   4.635% due 11/17/14                                     531               317
                                                                 ---------------
SEMICONDUCTORS--0.6%
Freescale Semiconductor, Inc.
   Tranche
   8.266% due 12/1/13                                      100                83
                                                                 ---------------

                        See Notes to Financial Statements

                        VIRTUS SENIOR FLOATING RATE FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                     PAR
                                                    VALUE              VALUE
                                               ---------------   ---------------
SPECIALIZED FINANCE--3.1%
Sungard Data Systems, Inc.
   Tranche B
   4.553% due 2/28/14                          $           521   $           456
                                                                 ---------------
SPECIALTY CHEMICALS--3.1%
   Tranche
   4.791% due 12/16/10                                      77                71
   Tranche B
   4.791% due 12/16/11                                     431               396
                                                                 ---------------
                                                                             467
                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES--5.6%
ALLTEL Communications, Inc.
   Tranche B2
   5.314% due 5/15/15                                      308               298
MetroPCS Wireless, Inc.
   Tranche B
   4.906% due 11/3/13                                      597               537
                                                                 ---------------
                                                                             835
--------------------------------------------------------------------------------
TOTAL DOMESTIC LOAN AGREEMENTS
(IDENTIFIED COST $14,959)                                                 14,041
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.7%
(IDENTIFIED COST $15,243)                                                 14,312
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--7.9%

                                                    SHARES
                                               ---------------
MONEY MARKET MUTUAL FUNDS--7.9%
State Street Institutional Liquid
   Reserves Fund (seven-day
   effective yield 2.456%)                           1,172,939             1,173
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,173)                                                   1,173
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--103.6%
(IDENTIFIED COST $16,416)                                                 15,485(a)

Other assets and liabilities, net--(3.6)%                                   (545)
                                                                 ---------------
NET ASSETS--100.0%                                               $        14,940
                                                                 ===============

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $27 and gross depreciation of $958 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $16,416.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                        VIRTUS WORLDWIDE STRATEGIES FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES             VALUE
                                                --------------   ---------------
DOMESTIC COMMON STOCKS--32.4%

UNITED STATES--32.4%
Abbott Laboratories
   (Pharmaceuticals)                                       800   $            47
Abercrombie & Fitch Co.
   Class A (Apparel Retail)(f)                             430                17
Acuity Brands, Inc.
   (Electrical Components &
   Equipment)(f)                                           850                35
Adobe Systems, Inc.
   (Application Software)(b)(f)                          2,370                94
Aetna, Inc.
   (Managed Health Care)                                 3,610               130
AFLAC, Inc. (Life &
   Health Insurance)                                     2,370               139
AGCO Corp. (Construction &
   Farm Machinery &
   Heavy Trucks)(b)(f)                                   1,420                60
Agilent Technologies, Inc.
   (Electronic Equipment &
   Instruments)(b)(f)                                    2,350                70
AK Steel Holding Corp.
   (Steel)(f)                                            2,190                57
Altria Group, Inc.
   (Tobacco)                                             7,430               147
Ameriprise Financial, Inc.
   (Asset Management &
   Custody Banks)                                        3,770               144
Amgen, Inc.
   (Biotechnology)(b)(f)                                 4,160               247
Amkor Technology, Inc.
   (Semiconductor
   Equipment)(b)(f)                                      3,050                19
Annaly Capital Management,
   Inc. (Mortgage REITs)(f)                             13,660               184
AON Corp. (Insurance Brokers)                            2,250               101
Apollo Group, Inc. Class A
   (Education Services)(b)(f)                              440                26
Ares Capital Corp. (Asset
   Management & Custody
   Banks)(f)                                             2,150                22
AT&T, Inc. (Integrated
   Telecommunication Services)                          22,689               633
Automatic Data Processing, Inc.
   (Data Processing &
   Outsourced Services)(f)                               3,590               153
Bank of America Corp.
   (Other Diversified Financial
   Services)(f)                                          8,280               290
Bank of Hawaii Corp.
   (Regional Banks)(f)                                     810                43
Bank of New York Mellon
   Corp. (The) (Asset
   Management & Custody
   Banks)                                               10,353               337
Best Buy Co., Inc.
   (Computer & Electronics
   Retail)(f)                                            2,390                90
Big Lots, Inc. (General
   Merchandise Stores)(b)(f)                             2,160                60

                                                    SHARES             VALUE
                                                --------------   ---------------
UNITED STATES--(CONTINUED)
BJ's Wholesale Club, Inc.
   (Hypermarkets & Super
   Centers)(b)                                           2,470   $            96
Block (H&R), Inc.
   (Specialized Consumer
   Services)(f)                                          3,290                75
BMC Software, Inc.
   (Systems Software)(b)(f)                              1,750                50
Boeing Co. (The)
   (Aerospace & Defense)                                 3,550               204
Boston Scientific Corp.
   (Health Care Equipment)(b)(f)                         6,460                79
Brandywine Realty Trust
   (Office REITs)                                        3,940                63
Bristol-Myers Squibb Co.
   (Pharmaceuticals)                                     9,210               192
Brown-Forman Corp.
   Class B (Distillers &
   Vintners)(f)                                            670                48
Cardinal Health, Inc.
   (Health Care Distributors)                            5,650               278
Casey's General Stores, Inc.
   (Food Retail)                                           820                25
Caterpillar, Inc. (Construction &
   Farm Machinery & Heavy
   Trucks)(f)                                            1,790               107
CBS Corp. Class B
   (Broadcasting)(f)                                     6,950               101
Cephalon, Inc.
   (Biotechnology)(b)(f)                                 1,700               132
Chemtura Corp. (Specialty
   Chemicals)(f)                                         6,690                30
Chevron Corp. (Integrated
   Oil & Gas)(f)                                         6,680               551
Chubb Corp. (The) (Property &
   Casualty Insurance)(f)                                2,670               147
CIGNA Corp. (Managed
   Health Care)                                          2,360                80
Cincinnati Financial Corp.
   (Property & Casualty
   Insurance)                                            2,710                77
Cisco Systems, Inc.
   (Communications
   Equipment)(b)                                        17,860               403
Citigroup, Inc.
   (Other Diversified Financial
   Services)                                            13,490               277
Coach, Inc. (Apparel,
   Accessories & Luxury
   Goods)(b)(f)                                          1,410                35
Coca-Cola Co. (The)
   (Soft Drinks)                                         2,560               135
Coca-Cola Enterprises, Inc.
   (Soft Drinks)(f)                                      7,440               125
ConocoPhillips
   (Integrated Oil & Gas)(f)                             7,720               565
Corning, Inc. (Communications
   Equipment)                                            2,070                32
Cummins, Inc. (Construction &
   Farm Machinery &
   Heavy Trucks)                                           470                21

                                                    SHARES             VALUE
                                                --------------   ---------------
UNITED STATES--(CONTINUED)
Darling International, Inc.
   (Agricultural Products)(b)(f)                         2,670   $            30
Devon Energy Corp.
   (Oil & Gas Exploration &
   Production)(f)                                        1,550               141
Dollar Tree, Inc. (General
   Merchandise Stores)(b)                                1,060                39
Donnelley (R.R.) & Sons Co.
   (Commercial Printing)(f)                              3,660                90
Dover Corp. (Industrial
   Machinery)                                            1,410                57
Dresser-Rand Group, Inc.
   (Oil & Gas Equipment &
   Services)(b)                                          2,020                64
Eaton Corp.
   (Industrial Machinery)(f)                             2,640               148
eBay, Inc. (Internet
   Software & Services)(b)                               7,060               158
Embarq Corp. (Integrated
   Telecommunication Services)(f)                        1,360                55
Emerson Electric Co.
   (Electrical Components &
   Equipment)                                            5,560               227
Emulex Corp.
   (Communications
   Equipment)(b)(f)                                      3,610                39
Endo Pharmaceuticals
   Holdings, Inc.
   (Pharmaceuticals)(b)(f)                               1,630                33
ENSCO International, Inc.
   (Oil & Gas Drilling)(f)                               1,140                66
Expedia, Inc.
   (Internet Retail)(b)(f)                               2,380                36
Exxon Mobil Corp.
   (Integrated Oil & Gas)(f)                            15,440             1,199
Federated Investors, Inc.
   Class B (Asset Management &
   Custody Banks)(f)                                     1,680                48
Forest Laboratories, Inc.
   (Pharmaceuticals)(b)(f)                               2,590                73
Foster Wheeler Ltd.
   (Construction &
   Engineering)(b)                                       3,050               110
Gap, Inc. (The)
   (Apparel Retail)(f)                                   5,090                90
Gardner Denver, Inc.
   (Industrial Machinery)(b)                               970                34
General Dynamics Corp.
   (Aerospace & Defense)                                   910                67
GFI Group, Inc. (Investment
   Banking & Brokerage)(f)                               4,850                23
Google, Inc. Class A (Internet
   Software & Services)(b)                                 300               120
Hartford Financial Services
   Group, Inc. (The)
   (Multi-line Insurance)                                1,490                61
Hasbro, Inc. (Leisure Products)(f)                       1,670                58
Healthsouth Corp.
   (Health Care Facilities)(b)(f)                          950                17
Hewlett-Packard Co.
   (Computer Hardware)                                  13,630               630

                        See Notes to Financial Statements

                        VIRTUS WORLDWIDE STRATEGIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES             VALUE
                                                --------------   ---------------
UNITED STATES--(CONTINUED)
Honeywell International, Inc.
   (Aerospace & Defense)                                 3,300   $           137
Host Hotels & Resorts, Inc.
   (Specialized REITs)(f)                                7,900               105
Illinois Tool Works, Inc.
   (Industrial Machinery)(f)                               940                42
Intel Corp. (Semiconductors)(f)                         16,200               303
International Business Machines
   Corp. (Computer Hardware)(f)                          6,530               764
Invitrogen Corp. (Life Sciences
   Tools & Services)(b)                                  1,400                53
JDS Uniphase Corp.
   (Communications
   Equipment)(b)(f)                                      3,160                27
Johnson & Johnson
   (Pharmaceuticals)                                     5,680               393
JPMorgan Chase & Co.
   (Other Diversified Financial
   Services)                                            10,980               513
Juniper Networks, Inc.
   (Communications
   Equipment)(b)                                         1,830                39
KeyCorp (Regional Banks)(f)                              2,400                29
Kimberly-Clark Corp.
   (Household Products)(f)                               1,430                93
Kroger Co. (The) (Food Retail)                           8,840               243
Lexington Realty Trust
   (Office REITs)(f)                                     5,350                92
Lincoln National Corp.
   (Life & Health Insurance)(f)                          3,030               130
LSI Corp. (Semiconductors)(b)(f)                        23,010               123
Lubrizol Corp. (The) (Specialty
   Chemicals)(f)                                         1,510                65
Macy's, Inc. (Department
   Stores)(f)                                            4,740                85
Massey Energy Co. (Coal &
   Consumable Fuels)(f)                                    450                16
McDonald's Corp. (Restaurants)                           7,140               441
Medicis Pharmaceutical Corp.
   Class A (Pharmaceuticals)(f)                          2,240                33
Merck & Co., Inc.
   (Pharmaceuticals)                                    10,320               326
MetLife, Inc. (Life & Health
   Insurance)                                            6,590               369
MF Global Ltd. (Investment
   Banking & Brokerage)(b)(f)                            5,430                24
Microsoft Corp. (Systems
   Software)                                            31,810               849
NetApp, Inc. (Computer
   Storage & Peripherals)(b)(f)                          2,850                52
NIKE, Inc. Class B (Footwear)(f)                         2,890               193
Noble Energy, Inc. (Oil &
   Gas Exploration & Production)(f)                        870                48
Northern Trust Corp. (Asset
   Management & Custody Banks)                           3,270               236
Northrop Grumman Corp.
   (Aerospace & Defense)                                 1,570                95
NYSE Euronext (Specialized
   Finance)(f)                                           1,660                65
Occidental Petroleum Corp.
   (Integrated Oil & Gas)(f)                             9,790               690
Omnicom Group, Inc.
   (Advertising)(f)                                      1,770                68
Oracle Corp.
   (Systems Software)(b)                                15,030               305

                                                    SHARES             VALUE
                                                --------------   ---------------
UNITED STATES--(CONTINUED)
Owens-Illinois, Inc.
   (Metal & Glass Containers)(b)                         1,960   $            58
Parker Hannifin Corp.
   (Industrial Machinery)(f)                             1,505                80
Pepsi Bottling Group, Inc.
   (The) (Soft Drinks)(f)                                1,930                56
PepsiAmericas, Inc.
   (Soft Drinks)(f)                                      2,650                55
Pfizer, Inc. (Pharmaceuticals)                          34,140               630
Philip Morris International,
   Inc. (Tobacco)                                        1,270                61
Principal Financial Group,
   Inc. (Life & Health
   Insurance)(f)                                         3,130               136
Procter & Gamble Co. (The)
   (Household Products)(f)                               6,050               422
Prudential Financial, Inc.
   (Life & Health Insurance)(f)                          3,110               224
Public Service Enterprise
   Group, Inc. (Multi-Utilities)                         5,330               175
QLogic Corp. (Computer
   Storage & Peripherals)(b)(f)                          2,000                31
Quiksilver, Inc. (Apparel,
   Accessories & Luxury Goods)(b)                        9,950                57
RadioShack Corp. (Computer &
   Electronics Retail)(f)                                4,370                76
Ralcorp Holdings, Inc.
   (Packaged Foods & Meats)(b)(f)                          550                37
Raytheon Co. (Aerospace &
   Defense)(f)                                           1,750                94
Reynolds American, Inc.
   (Tobacco)(f)                                          1,190                58
Schering-Plough Corp.
   (Pharmaceuticals)(f)                                  1,860                34
SEI Investments Co.
   (Asset Management &
   Custody Banks)                                        2,470                55
Sprint Nextel Corp. (Wireless
   Telecommunication Services)(f)                        2,660                16
StanCorp Financial Group, Inc.
   (Life & Health Insurance)(f)                          1,710                89
Stanley Works (The)
   (Household Appliances)(f)                             1,100                46
State Street Corp. (Asset
   Management & Custody Banks)                           3,750               213
Stone Energy Corp. (Oil & Gas
   Exploration & Production)(b)(f)                         710                30
Symantec Corp. (Systems
   Software)(b)(f)                                       7,770               152
SYSCO Corp. (Food
   Distributors)(f)                                     10,140               313
TD Ameritrade Holding Corp.
   (Investment Banking &
   Brokerage)(b)(f)                                      3,290                53
Telephone & Data Systems,
   Inc. (Wireless
   Telecommunication Services)(f)                          540                19
Terra Industries, Inc. (Fertilizers &
   Agricultural Chemicals)(f)                            1,100                32
Texas Instruments, Inc.
   (Semiconductors)(f)                                   5,820               125
Thermo Fisher Scientific, Inc.
   (Life Sciences Tools &
   Services)(b)                                          3,320               183

                                                    SHARES             VALUE
                                                --------------   ---------------
UNITED STATES--(CONTINUED)
Tidewater, Inc. (Oil & Gas
   Equipment & Services)(f)                                920   $            51
Tiffany & Co. (Specialty Stores)(f)                      1,100                39
Time Warner, Inc. (Movies &
   Entertainment)(f)                                    15,080               198
TJX Cos., Inc. (The)
   (Apparel Retail)(f)                                   1,400                43
Transocean, Inc. (Oil &
   Gas Drilling)(b)(f)                                   1,470               161
Travelers Cos., Inc. (The)
   (Property & Casualty Insurance)                       5,480               248
Tyco Electronics Ltd. (Electronic
   Manufacturing Services)                               1,520                42
Tyco International Ltd.
   (Industrial Conglomerates)(f)                         5,502               193
United Technologies Corp.
   (Aerospace & Defense)                                 6,090               366
UnitedHealth Group, Inc.
   (Managed Health Care)                                 3,190                81
Unum Group (Life & Health
   Insurance)                                            2,290                57
Verizon Communications, Inc.
   (Integrated Telecommunication
   Services)                                             7,410               238
VF Corp. (Apparel, Accessories &
   Luxury Goods)(f)                                        830                64
Viacom, Inc. Class B (Movies &
   Entertainment)(b)                                     6,790               169
W&T Offshore, Inc. (Oil & Gas
   Exploration & Production)                             2,110                58
Wal-Mart Stores, Inc.
   (Hypermarkets & Super
   Centers)                                              4,180               250
Walt Disney Co. (The) (Movies &
   Entertainment)(f)                                    14,310               439
Waste Management, Inc.
   (Environmental & Facilities
   Services)(f)                                          2,620                82
WellPoint, Inc. (Managed
   Health Care)(b)                                       2,370               111
Wells Fargo & Co. (Diversified
   Banks)(f)                                             1,750                66
Western Union Co. (The) (Data
   Processing & Outsourced
   Services)                                             2,990                74
Williams Cos., Inc. (The) (Oil &
   Gas Storage & Transportation)(f)                      3,410                81
Windstream Corp. (Integrated
   Telecommunication Services)(f)                       18,440               202
--------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $24,878)                                                 24,755
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS(c)--66.7%

AUSTRALIA--2.4%
Aquila Resources Ltd.
   (Coal & Consumable Fuels)(b)                          8,830                65
Ausenco Ltd. (Construction &
   Engineering)                                          1,109                10
Australian Vintage Ltd.
   (Brewers)(b)                                         13,002                 7
BHP Billiton Ltd. (Diversified
   Metals & Mining)                                     15,427               399

                        See Notes to Financial Statements

                        VIRTUS WORLDWIDE STRATEGIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES            VALUE
                                               ---------------   ---------------
AUSTRALIA--(CONTINUED)
Carbon Energy Ltd.
   (Diversified Metals & Mining)(b)                     20,639   $             9
Flight Centre Ltd. (Education Services)(f)               1,296                20
Incitec Pivot Ltd. (Fertilizers &
   Agricultural Chemicals)                               6,500                26
JB Hi-Fi Ltd. (Computer & Electronics
   Retail)(f)                                            4,030                40
Northern Iron Ltd. (Steel)(b)                            9,375                21
Orica Ltd. (Diversified Chemicals)                      10,557               178
Paladin Energy Ltd. (Coal & Consumable
   Fuels)(b)(f)                                         53,100               164
QBE Insurance Group Ltd. (Property &
   Casualty Insurance)                                  19,665               424
Rio Tinto Ltd. (Diversified Metals & Mining)             2,262               153
Riversdale Mining Ltd. (Diversified Metals &
   Mining)(b)                                           10,406                70
Santos Ltd. (Oil & Gas Exploration &
   Production)                                          16,224               248
Sims Group Ltd. (Steel)                                  1,882                46
                                                                 ---------------
                                                                           1,880
                                                                 ---------------
BELGIUM--0.7%
Dexia SA (Diversified Banks)(f)                         41,946               458
Sipef SA (Agricultural Products)                            31                13
Tessenderlo Chemie NV (Commodity Chemicals)                806                40
                                                                 ---------------
                                                                             511
                                                                 ---------------
BERMUDA--0.2%
Aquarius Platinum Ltd. (Precious Metals &
   Minerals)                                            14,898                67
Lancashire Holdings Ltd. (Multi-line
   Insurance)                                            2,728                15
Luk Fook Holdings International Ltd.
   (Specialty Stores)                                   16,000                 6
OM Holdings Ltd. (Diversified Metals &
   Mining)                                              40,269                64
                                                                 ---------------
                                                                             152
                                                                 ---------------
BRAZIL--0.0%
Metalurgica Gerdau SA (Steel)                            1,100                17
                                                                 ---------------
CANADA--0.3%
CGI Group, Inc. Class A (IT Consulting &
   Other Services)(b)                                    4,400                39
Churchill Corp. (The) Class A (Construction
   & Engineering)(b)                                     3,100                30
Cott Corp. (Soft Drinks)(b)                              4,122                 4
Empire Co., Ltd. Class A (Food Retail)                     600                24
Glentel, Inc. (Computer & Electronics
   Retail)                                                 214                 2
Indigo Books & Music, Inc. (Specialty
   Stores)(b)                                              600                 8
Sherritt International Corp. (Diversified
   Metals & Mining)                                        239                 1

                                                    SHARES            VALUE
                                               ---------------   ---------------
CANADA--(CONTINUED)
Superior Plus Income Fund
   (Trading Companies & Distributors)                      800   $             9
Teck Cominco Ltd. (Diversified Metals &
   Mining)                                               5,280               150
                                                                 ---------------
                                                                             267
                                                                 ---------------
CHINA--0.5%
China COSCO Holdings Co., Ltd. (Marine)                 60,000                55
Huaneng Power International, Inc. (Electric
   Utilities)                                          202,000               134
PetroChina Co., Ltd. Class H (Integrated Oil
   & Gas)                                              156,000               162
SunVic Chemical Holdings Ltd. (Fertilizers &
   Agricultural Chemicals)                              62,000                10
                                                                 ---------------
                                                                             361
                                                                 ---------------
DENMARK--0.3%
D/S Norden (Marine)                                      5,125               247
                                                                 ---------------
FINLAND--0.8%
Fortum Oyj (Electric Utilities)                          8,000               269
Nokia Oyj (Communications Equipment)                    16,900               315
                                                                 ---------------
                                                                             584
                                                                 ---------------
FRANCE--6.7%
Alstom (Heavy Electrical Equipment)                      3,026               230
AXA SA (Multi-line Insurance)(f)                        11,600               380
Bigben Interactive (Leisure Products)(b)                 3,426                32
BNP Paribas SA (Diversified Banks)(f)                   12,055             1,151
Bouygues SA (Construction & Engineering)                 3,200               145
France Telecom SA (Integrated
   Telecommunication Services)                          38,444             1,078
GDF Suez (Multi-Utilities)                               3,990               208
LVMH Moet Hennessy Louis Vuitton SA
   (Apparel, Accessories & Luxury Goods)                 3,204               281
PSA Peugeot Citroen SA (Automobile
   Manufacturers)                                       12,487               470
Rallye SA (Specialty Stores)                               921                27
Suez Environnement SA (Environmental &
   Facilities Services)(b)                               1,050                26
Technip SA (Oil & Gas Equipment & Services)              2,411               135
Total SA (Integrated Oil & Gas)                          7,300               443
UBISOFT Entertainment (Home Entertainment
   Software)(b)                                            538                37
Vallourec SA (Industrial Machinery)                        700               151
Vivendi Universal SA (Movies &
   Entertainment)                                       10,677               335
                                                                 ---------------
                                                                           5,129
                                                                 ---------------

                                                    SHARES            VALUE
                                               ---------------   ---------------
GERMANY--6.1%
Allgeier Holding AG (IT Consulting & Other
   Services)                                             3,049   $            28
Allianz AG Registered Shares (Multi-line
   Insurance)                                            1,945               267
Arcandor AG (Department Stores)(b)                       7,378                24
Arques Industries AG (Health Care
   Facilities)(b)(f)                                     1,074                 9
Bayer AG (Pharmaceuticals)                               4,500               330
Bechtle AG (IT Consulting & Other Services)                546                11
Daimler AG (Automobile Manufacturers)                    1,728                86
Deutsche Bank AG Registered Shares
   (Diversified Capital Markets)                         6,800               486
Deutsche Lufthansa AG
   Registered Shares (Airlines)                         18,485               361
Deutsche Telekom AG
   Registered Shares (Integrated
   Telecommunication Services)                          43,494               661
E.ON AG (Electric Utilities)                            22,008             1,108
GEA Group AG (Industrial Machinery)                      6,832               132
Gesco AG (Industrial Machinery)                          1,247                74
Kloeckner & Co. AG (Trading Companies &
   Distributors)                                         4,571               105
Loewe AG (Consumer Electronics)                          1,699                23
MAN AG (Industrial Machinery)                            3,161               213
Medion AG (Distributors)                                 1,884                21
Norddeutsche Affinerie AG (Diversified
   Metals & Mining)(f)                                   1,413                60
Salzgitter AG (Steel)                                    1,434               145
Symrise AG (Fertilizers & Agricultural
   Chemicals)                                            7,089               120
ThyssenKrupp AG (Steel)                                 13,752               413
                                                                 ---------------
                                                                           4,677
                                                                 ---------------
GREECE--0.5%
Alpha Bank AE
   (Diversified Banks)                                  15,254               332
Sprider Stores SA (Apparel, Accessories &
   Luxury Goods)                                        18,261                39
                                                                 ---------------
                                                                             371
                                                                 ---------------
HONG KONG--2.1%
Bank of East Asia Ltd. (Diversified Banks)              43,000               135
Cheung Kong Holdings Ltd. (Real Estate
   Development)                                         22,000               249
China Mobile Ltd. (Wireless
   Telecommunication Services)                          18,000               180
Chun Wo Development Holdings Ltd.
   (Construction & Engineering)                         33,159                 3
Hang Lung Properties Ltd. (Diversified Real
   Estate Activities)                                   83,000               195
Hutchison Whampoa Ltd. (Industrial
   Conglomerates)                                       50,000               384

                        See Notes to Financial Statements

                        VIRTUS WORLDWIDE STRATEGIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES            VALUE
                                               ---------------   ---------------
HONG KONG--(CONTINUED)
Midland Holdings Ltd. (Diversified Real
   Estate Activities)                                   62,000   $            20
Norstar Founders Group Ltd. (Tires & Rubber)           456,000                79
Pacific Andes International Holdings Ltd.
   (Packaged Foods & Meats)                            108,000                12
Sinolink Worldwide Holdings Ltd.
   (Diversified Real Estate Activities)                176,000                17
Television Broadcasts Ltd. (Broadcasting)               52,000               221
VTech Holdings Ltd. (Communications
   Equipment)                                           19,907               117
                                                                 ---------------
                                                                           1,612
                                                                 ---------------
ITALY--1.8%
AS Roma S.p.A. (Movies & Entertainment)(b)              12,914                13
Banca Popolare dell'Emilia Romagna Scrl
   (Regional Banks)                                      1,113                16
ENI S.p.A. (Integrated Oil & Gas)                       27,029               716
Fiat S.p.A. (Automobile Manufacturers)                  14,716               198
Indesit Co. S.p.A. (Household Appliances)                3,033                32
Istituto Finanziario
   Industriale S.p.A.
   (Multi-Sector Holdings)(b)                            1,354                15
UniCredito Italiano S.p.A. (Diversified
   Banks)                                              104,800               392
                                                                 ---------------
                                                                           1,382
                                                                 ---------------
JAPAN--16.5%
77 Bank Ltd. (The) (Regional Banks)                      7,000                35
Able, Inc. (Diversified Real Estate
   Activities)                                           1,000                10
Aichi Bank Ltd. (The) (Regional Banks)                     200                14
Aichi Machine Industry Co., Ltd. (Auto Parts
   & Equipment)                                          8,000                18
Aisin Seiki Co., Ltd. (Auto Parts &
   Equipment)                                              169                 4
Allied Telesis Holdings KK (Communications
   Equipment)(b)                                        23,500                11
Alpen Co., Ltd. (Specialty Stores)                       1,400                27
Arc Land Sakamoto Co., Ltd. (Home
   Improvement Retail)                                   2,500                23
Asset Managers Holdings Co., Ltd. (Asset
   Management & Custody Banks)                               4                 1
Bank of Nagoya Ltd. (The) (Regional Banks)               4,000                22
Bank of Yokohama Ltd. (The) (Regional Banks)            27,000               134
Belc Co., Ltd. (General Merchandise Stores)              1,800                17

                                                    SHARES            VALUE
                                               ---------------   ---------------
JAPAN--16.5%
Canon Marketing Japan, Inc. (Distributors)                  20   $            --(e)
Capcom Co., Ltd. (Home Entertainment
   Software)(f)                                          3,800               109
Chuo Denki Kogyo Co., Ltd. (Diversified
   Metals & Mining)(f)                                   3,000                25
Chuo Mitsui Trust Holdings, Inc.
   (Diversified Banks)                                   6,000                32
Daihatsu Motor Co., Ltd. (Automobile
   Manufacturers)(f)                                    21,000               230
Daikokutenbussan Co., Ltd. (General
   Merchandise Stores)                                   2,200                24
Daishinku Corp. (Construction Materials)                 2,000                 7
East Japan Railway Co. (Railroads)                          55               410
Elecom Co., Ltd. (Computer Storage &
   Peripherals)                                          1,400                 7
FamilyMart Co., Ltd. (Food Retail)                       4,400               186
FANUC Ltd. (Industrial Machinery)                        4,500               339
Fuji Heavy Industries Ltd. (Automobile
   Manufacturers)(f)                                    11,000                56
Fujikura Kasei Co., Ltd. (Construction
   Materials)                                            4,100                26
Fujitsu Ltd. (Computer Hardware)                        29,000               163
Fukuda Corp. (Construction & Engineering)                8,000                17
Furuno Electric Co., Ltd. (Household
   Appliances)                                           1,000                 9
Hanwa Co., Ltd. (Trading Companies &
   Distributors)                                        11,000                38
Hitachi Construction Machinery Co., Ltd.
   (Construction &
Farm Machinery & Heavy Trucks)(f)                       11,100               274
Hitachi Ltd. (Electronic Equipment &
   Instruments)                                        157,000             1,060
Hitachi Metals Ltd. (Steel)(f)                          16,000               191
Hokkaido Gas Co., Ltd. (Gas Utilities)                   4,000                10
Hosiden Corp. (Electronic Components)(f)                 3,700                53
Hurxley Corp. (Restaurants)                              3,500                35
Imasen Electric Industrial (Auto Parts &
   Equipment)                                            4,400                41
INPEX Corp. (Oil & Gas Exploration &
   Production)(f)                                           45               382
Intage, Inc. (Advertising)                               1,000                15
Itoham Foods, Inc. (Packaged Foods & Meats)              3,000                14
Iyo Bank Ltd. (The) (Regional Banks)(f)                  4,000                44
J-Oil Mills, Inc. (Packaged Foods & Meats)               2,000                 9
JMS Co., Ltd. (Health Care Equipment)                    5,000                13
Kanto Auto Works Ltd. (Auto Parts &
   Equipment)                                            1,700                21
Kao Corp. (Household Products)                           8,000               215

                                                    SHARES            VALUE
                                               ---------------   ---------------
JAPAN--(CONTINUED)
Kato Sangyo Co., Ltd. (Food Distributors)                1,600   $            19
Keiyo Bank Ltd. (The) (Regional Banks)                   5,000                24
Kintetsu World Express, Inc. (Air Freight
   & Logistics)                                            800                13
Kinugawa Rubber Industrial Co., Ltd. (Auto
   Parts & Equipment)                                   22,000                46
Kioritz Corp. (Industrial Machinery)                     4,000                 8
Kishu Paper Co., Ltd. (Paper Products)(b)                8,000                 9
Kito Corp. (Construction & Farm Machinery &
   Heavy Trucks)                                            20                22
KK DaVinci Holdings (Real Estate
   Services)(b)(f)                                          39                 9
Kohnan Shoji Co., Ltd. (General Merchandise
   Stores)                                               2,500                37
Kosaido Co., Ltd. (Commercial Printing)(b)               9,300                29
Kyodo Printing Co., Ltd. (Commercial
   Printing)                                             2,000                 5
Mag Net, Inc. (Industrial Conglomerates)(b)              1,000                 3
Marubeni Corp. (Trading Companies &
   Distributors)                                       147,000               666
Mitsubishi Corp. (Trading Companies &
   Distributors)                                        10,400               217
Mitsubishi Electric Corp. (Heavy Electrical
   Equipment)(f)                                         3,000                20
Mitsubishi Paper Mills Ltd. (Paper Products)             9,000                19
Mitsubishi UFJ Financial Group, Inc.
   (Diversified Banks)                                  53,700               468
Mitsui & Co., Ltd. (Trading Companies &
   Distributors)                                        27,000               335
Mitsui Fudosan Co., Ltd. (Diversified Real
   Estate Activities)                                   17,000               328
Mitsui O.S.K. Lines Ltd. (Marine)                        9,000                78
Murata Manufacturing Co., Ltd. (Electronic
   Components)(f)                                        6,700               271
Namura Shipbuilding Co., Ltd. (Construction
   & Farm Machinery & Heavy Trucks)                      1,600                 4
NEC Electronics Corp. (Semiconductors)(b)(f)             9,100               190
NGK Insulators Ltd. (Industrial Machinery)               7,000                86
Nichiban Co., Ltd. (Office Services &
   Supplies)                                             8,000                26
Nidec Corp. (Electronic Components)(f)                   4,300               265
NIFTY Corp. (Internet Software & Services)                  51                42
Nihon Housing Co., Ltd. (Diversified Real
   Estate Activities)                                    1,300                12
Nintendo Co. Ltd. (Home Entertainment
   Software)                                             2,200               933

                        See Notes to Financial Statements

                        VIRTUS WORLDWIDE STRATEGIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES            VALUE
                                               ---------------   ---------------
JAPAN--(CONTINUED)
Nippon Chemical Industrial
   Co., Ltd. (Fertilizers &
   Agricultural Chemicals)                               8,000   $            17
Nippon Shinyaku Co., Ltd.
   (Pharmaceuticals)                                     2,000                19
Nippon Telegraph & Telephone
   Corp. (Integrated
   Telecommunication Services)                             112               500
NIS Group Co., Ltd.
   (Consumer Finance)(b)                                14,800                16
Nissan Shatai Co., Ltd. (Auto
   Parts & Equipment)                                    3,000                20
Nomura Holdings, Inc.
   (Investment Banking &
   Brokerage)                                           31,100               406
Nomura Research Institute Ltd.
   (IT Consulting & Other
   Services)                                            14,000               288
Ogaki Kyoritsu Bank Ltd. (The)
   (Regional Banks)                                      3,000                16
Ohashi Technica, Inc. (Trading
   Companies & Distributors)                             1,300                 9
Okinawa Electric Power Co., Inc.
   (The) (Electric Utilities)                              300                14
Ozeki Co., Ltd. (Food Retail)                              700                19
Plenus Co., Ltd. (Restaurants                            2,200                27
Proto Corp. (Advertising)                                  500                12
Raito Kogyo Co., Ltd.
   (Construction & Engineering)                          5,900                13
Relo Holdings, Inc. (Diversified
   Support Services)                                       900                 8
Ricoh Leasing Co., Ltd.
   (Specialized Finance)                                   600                10
Riso Kagaku Corp. (Office
   Electronics)                                          1,400                16
Sakai Moving Service Co., Ltd.
   (Trucking)                                              600                12
San-A Co., Ltd. (Hotels, Resorts
   & Cruise Lines)                                         400                13
Sanix, Inc. (Education Services)(b)                      6,300                18
Sanken Electric Co., Ltd.
   (Semiconductors)(f)                                  14,000                59
Sanki Engineering Co., Ltd.
   (Construction & Engineering)                          2,000                14
Sankyo-Tateyama Holdings, Inc.
   (Building Products)                                  11,000                12
Seiko Epson Corp. (Computer
   Storage & Peripherals)(f)                             4,300               100
Shidax Corp. (Restaurants)                                  27                10
Shin-Etsu Chemical Co. Ltd.
   (Specialty Chemicals)                                 6,300               300
Shizuoka Gas Co., Ltd.
   (Gas Utilities)                                       4,000                15
Siix Corp. (Trading Companies &
   Distributors)                                         1,800                 7
Sinko Industries Ltd. (Building
   Products)                                             7,000                30
Sumitomo Densetsu Co., Ltd.
   (Construction & Engineering)                          2,900                14
Sumitomo Mitsui Financial
   Group, Inc. (Diversified Banks)(f)                       72               451
Sun Frontier Fudousan Co., Ltd.
   (Diversified Real Estate Activities)(f)                  40                17
Tachi-S Co., Ltd. (Auto Parts &
   Equipment)                                            4,800                42

                                                    SHARES            VALUE
                                               ---------------   ---------------
JAPAN--(CONTINUED)
Taihei Kogyo Co., Ltd.
   (Construction & Engineering)                         10,000   $            26
Taisei Rotec Corp.
   (Construction & Engineering)                         35,000                57
Takara Printing Co., Ltd.
   (Commercial Printing)                                 1,100                10
Takeda Pharmaceutical Co., Ltd.
   (Pharmaceuticals)(f)                                  8,600               433
Toa Corp. (Construction &
   Engineering)(b)                                      30,000                33
Toa Road Corp. (Construction &
   Engineering)                                          6,000                 8
Toagosei Co., Ltd. (Diversified
   Chemicals)(f)                                         9,000                23
Tokai Corp. (Gas Utilities)                              9,000                46
Tokyo Tekko Co., Ltd. (Steel)                            6,000                14
Tosei Corp. (Diversified Real
   Estate Activities)                                       68                22
Toyo Kohan Co., Ltd. (Steel)                             3,000                12
Toyo Tire & Rubber Co., Ltd.
   (Tires & Rubber)                                      2,000                 6
Toyoda Gosei Co., Ltd.
   (Auto Parts & Equipment)                              1,495                25
Toyota Auto Body Co., Ltd.
   (Auto Parts & Equipment)                              4,000                73
Toyota Motor Corp. (Automobile
   Manufacturers)                                       10,200               436
TS Tech Co., Ltd.
   (Tires & Rubber)                                      2,600                25
Tsudakoma Corp. (Industrial
   Machinery)                                           63,000               107
U-Shin Ltd. (Auto Parts &
   Equipment)                                            2,200                15
Usen Corp. (Broadcasting)(b)(f)                         31,548                51
Yamaguchi Financial Group, Inc.
   (Regional Banks)                                      2,000                24
Yamato Kogyo Co., Ltd. (Steel)(f)                        2,500                87
                                                                 ---------------
                                                                          12,612
                                                                 ---------------
KAZAKHSTAN--0.1%
Kazakhmys plc (Diversified
   Metals & Mining)                                      6,725                71
                                                                 ---------------
LUXEMBOURG--1.0%
ArcelorMittal (Steel)                                   15,039               762
                                                                 ---------------
MALAYSIA--0.1%
Kulim Malaysia Bhd (Agricultural Products)              14,500                23
Lion Industries Corp. Bhd (Steel)                       14,700                 6
RHB Capital Bhd (Regional Banks)                        17,300                20
                                                                 ---------------
                                                                              49
                                                                 ---------------
MEXICO--0.2%
Grupo Mexico S.A.B. de
   C.V. Series B (Diversified
   Metals & Mining)                                     39,864                42
Grupo Simec S.A.B. de C.V.
   Series B (Building Products)(b)                       8,500                25
Industrias CH S.A.B. de C.V.
   (Steel)(b)                                            6,300                23

                                                    SHARES            VALUE
                                               ---------------   ---------------
MEXICO--(CONTINUED)
Mexichem S.A.B. de C.V.
   (Fertilizers & Agricultural Chemicals)               40,063   $            73
                                                                 ---------------
                                                                             163
                                                                 ---------------
NETHERLANDS--2.9%
ASML Holding N.V.
   (Semiconductor Equipment)(d)                         12,155               213
Draka Holding N.V. (Electrical
   Components & Equipment)(d)(f)                         3,751                77
Heineken N.V. (Brewers)(d)                               6,300               253
ING Groep N.V. (Other
   Diversified Financial Services)(d)                   49,975             1,071
OCE N.V. (Office Electronics)(d)(f)                      4,164                30
Unilever N.V. (Packaged
   Foods & Meats)(d)                                     9,732               274
Wolters Kluwer N.V.
   (Publishing)(d)                                      13,471               273
                                                                 ---------------
                                                                           2,191
                                                                 ---------------
NEW ZEALAND--0.2%
New Zealand Oil & Gas Ltd.
   (Oil & Gas Exploration & Production)                107,865                93
Tower Ltd. (Multi-line Insurance)                       50,048                59
                                                                 ---------------
                                                                             152
                                                                 ---------------
NORWAY--0.3%
Ementor ASA (IT Consulting &
   Other Services)(b)                                    8,600                37
ODIM ASA (Highways &
   Railtracks)(b)                                          600                 8
Yara International ASA
   (Fertilizers & Agricultural
   Chemicals)                                            4,400               157
                                                                 ---------------
                                                                             202
                                                                 ---------------
RUSSIA--0.5%
Gazprom OAO Sponsored ADR
   (Integrated Oil & Gas)                                3,150                98
Gazpromneft OAO ADR
   (Integrated Oil & Gas)                                1,600                32
LUKOIL Sponsored ADR
   (Integrated Oil & Gas)(f)                             4,839               288
                                                                 ---------------
                                                                             418
                                                                 ---------------
SINGAPORE--0.8%
Boustead Singapore Ltd.
   (Trading Companies &
   Distributors)                                        52,000                34
CapitaLand Ltd. (Diversified
   Real Estate Activities)                              63,000               137
Golden Agri-Resources Ltd.
   (Agricultural Products)                             138,000                31
Hi-P International Ltd.
   (Industrial Machinery)                               65,000                17
Jardine Cycle & Carriage Ltd.
   (Distributors)(f)                                    30,000               330
L.C. Development Ltd.
   (Diversified Real Estate
   Activities)                                          29,000                 2

                       See Notes to Financial Statements

                        VIRTUS WORLDWIDE STRATEGIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES            VALUE
                                               ---------------   ---------------
SINGAPORE--(CONTINUED)
Mercator Lines Singapore Ltd.
   (Marine)                                             72,000   $            11
Rotary Engineering Ltd.
   (Construction & Engineering)                         44,000                14
Seagate Technology (Computer
   Storage & Peripherals)(f)                             2,970                36
Swiber Holdings Ltd. (Oil & Gas
   Equipment & Services)(b)                             10,000                 8
                                                                 ---------------
                                                                             620
                                                                 ---------------
SOUTH AFRICA--0.1%
ArcelorMittal South Africa Ltd.
   (Steel)                                               5,467               110
                                                                 ---------------
SOUTH KOREA--1.5%
Hana Financial Group, Inc.
   (Regional Banks)                                        930                22
Hyundai Steel Co. (Steel)                                1,020                51
Kookmin Bank
   (Diversified Banks)(h)                                2,043                91
Korea Kumho Petrochemical
   Co. (Construction Materials)                          1,720                57
KT Corp. (Integrated
   Telecommunication Services)                           3,720               128
LG Display Co., Ltd.
   (Technology Distributors)                            11,410               291
LG Electronics, Inc. (Household
   Appliances)                                           2,930               271
LG Micron Ltd. (Electronic
   Components)(b)                                          458                12
Samsung SDI Co., Ltd.
   (Electronic Components)(b)                              224                16
Shinwon Corp. (Apparel,
   Accessories & Luxury Goods)                         108,850               169
STX Pan Ocean Co., Ltd.
   (Marine)(f)                                          34,000                47
                                                                 ---------------
                                                                           1,155
                                                                 ---------------
SPAIN--1.2%
Banco Santander SA
   (Diversified Banks)                                  20,852               313
Construcciones y Auxiliar
   de Ferrocarriles SA
   (Construction & Farm
   Machinery & Heavy Trucks)                                85                30
Telefonica S.A. (Integrated
   Telecommunication Services)                          23,700               563
                                                                 ---------------
                                                                             906
                                                                 ---------------
SWEDEN--0.4%
Autoliv, Inc. (Auto Parts &
   Equipment)(f)                                           830                28
JM AB (Homebuilding)                                     3,200                26
Nordea Bank AB
   (Diversified Banks)                                  11,600               139
Telefonaktiebolaget LM
   Ericsson Class B
   (Communications
   Equipment)                                           14,543               138
                                                                 ---------------
                                                                             331
                                                                 ---------------

                                                    SHARES            VALUE
                                               ---------------   ---------------
SWITZERLAND--5.6%
Credit Suisse Group AG
   Registered Shares
   (Diversified Capital
   Markets)                                             12,417   $           580
Forbo Holding AG Registered
   Shares (Home Furnishings)(b)                             30                12
Galenica AG Registered Shares
   (Health Care Distributors)                              406               145
Holcim Ltd. Registered Shares
   (Construction Materials)                              5,800               425
Kardex AG (Electronic
   Equipment & Instruments)(b)                           1,741                78
Meyer Burger Technology AG
   (Industrial Machinery)(b)                                78                17
Mobilezone Holding AG
   (Computer & Electronics
   Retail)                                               9,439                63
Nestle S.A. Registered Shares
   (Packaged Foods & Meats)                             11,407               493
Novartis AG Registered Shares
   (Pharmaceuticals)                                     5,900               310
Roche Holding AG Registered
   Shares (Pharmaceuticals)                              3,814               597
Syngenta AG Registered
   Shares (Fertilizers &
   Agricultural Chemicals)                               1,000               211
Vaudoise Assurances Holding
   SA (Multi-line Insurance)                                79                13
Zurich Financial Services AG
   Registered Shares
   (Multi-line Insurance)                                4,867             1,348
                                                                 ---------------
                                                                           4,292
                                                                 ---------------
TAIWAN--0.7%
Chi Mei Optoelectronics Corp.
   (Electronic Components)                              11,550                 8
Chunghwa Telecom Co., Ltd.
   (Integrated Telecommunication
   Services)(b)                                        124,674               293
Taiwan Semiconductor
   Manufacturing Co. Ltd.
   Sponsored ADR
   (Semiconductors)(f)                                  23,611               221
Tatung Co., Ltd. (Electronic
   Equipment & Instruments)(b)                          19,000                 4
                                                                 ---------------
                                                                             526
                                                                 ---------------
TURKEY--0.2%
Sekerbank T.A.S.
   (Regional Banks)                                      6,629                10
Tupras-Turkiye Petro Rafinerileri
   A.S. (Oil & Gas Refining &
   Marketing)                                            6,335               115
                                                                 ---------------
                                                                             125
                                                                 ---------------
UNITED KINGDOM--11.6%
3i Group plc (Asset Management &
   Custody Banks)                                       15,349               194
Antofagasta plc (Diversified
   Metals & Mining)                                     88,022               639
AstraZeneca plc
   (Pharmaceuticals)                                    27,426             1,200

                                                    SHARES            VALUE
                                               ---------------   ---------------
UNITED KINGDOM--11.6%
Aveva Group plc
   (Application Software)                                1,271   $            26
Aviva plc (Multi-line Insurance)                        24,270               211
BAE Systems plc (Aerospace &
   Defense)                                             29,710               219
BHP Billiton plc (Diversified
   Metals & Mining)                                      7,070               160
BP plc (Integrated Oil & Gas)                           57,745               481
British American Tobacco plc
   (Tobacco)                                            11,675               381
British Sky Broadcasting Group
   plc (Cable & Satellite)                              38,700               288
BT Group plc (Integrated
   Telecommunication Services)                          48,160               140
Character Group plc (The)
   (Leisure Products)                                    2,889                 2
GlaxoSmithKline plc
   (Pharmaceuticals)                                    22,300               483
IG Group Holdings plc
   (Investment Banking &
   Brokerage)                                           11,885                67
Legal & General Group plc
   (Life & Health Insurance)                           172,300               311
Micro Focus International plc
   (Application Software)                                3,289                17
National Grid plc
   (Multi-Utilities)                                    28,212               358
Petrofac Ltd. (Oil & Gas
   Equipment & Services)                                 1,523                16
Reckitt Benckiser Group plc
   (Household Products)                                    715                35
Rio Tinto plc (Diversified
   Metals & Mining)                                      6,897               433
Royal Dutch Shell plc
   Class A (Integrated
   Oil & Gas)                                           11,460               331
Royal Dutch Shell plc
   Class A (Integrated
   Oil & Gas)(d)                                        55,892             1,647
SABMiller plc (Brewers)                                 10,400               203
Smith & Nephew plc
   (Health Care Equipment)                              21,200               224
Smiths Group plc (Industrial
   Conglomerates)                                       15,379               279
Telecom Plus plc (Integrated
   Telecommunication Services)                           6,686                40
Thomas Cook Group plc
   (Hotels, Resorts &
   Cruise Lines)                                         8,757                35
Vodafone Group plc (Wireless
   Telecommunication Services)                         201,925               446
                                                                 ---------------
                                                                           8,866
                                                                 ---------------
UNITED STATES--0.4%
Accenture Ltd. Class A
   (IT Consulting & Other
   Services)                                             4,600               175
Freeport-McMoRan Copper &
   Gold, Inc. (Diversified
   Metals & Mining)                                        610                35
Herbalife Ltd. (Personal
   Products)                                             2,080                82

                       See Notes to Financial Statements

                        VIRTUS WORLDWIDE STRATEGIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)

                                                    SHARES            VALUE
                                               ---------------   ---------------
UNITED STATES--(CONTINUED)
Ingersoll-Rand Co., Ltd.
   Class A (Industrial
   Machinery)(f)                                           660   $            20
Methanex Corp. (Commodity
   Chemicals)                                            1,100                22
                                                                 ---------------
                                                                             334
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $61,264)                                                 51,075
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.1%
(IDENTIFIED COST $86,142)                                                 75,830
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--18.8%

MONEY MARKET MUTUAL FUNDS--18.8%
State Street Institutional Liquid
   Reserves Fund (seven-day
   effective yield 2.456%)                             463,858               464
State Street Navigator Prime
   Plus (seven-day effective
   yield 2.765%)(g)                                 13,953,313            13,953
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $14,417)                                                 14,417
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--117.9%
(IDENTIFIED COST $100,559)                                                90,247(a)

Other assets and liabilities, net--(17.9)%                               (13,716)
                                                                 ---------------
NET ASSETS--100.0%                                               $        76,531
                                                                 ===============

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $5,036 and gross depreciation of $15,696 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $100,907.
(b)  Non-income producing.
(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(d)  Shares traded on Amsterdam Exchange.
(e)  Amount is less than $500 (not reported in thousands).
(f)  All or a portion of security is on loan.
(g) Represents security purchased with cash collateral received for securities on loan.
(h) Illiquid security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At September 30, 2008, this security amounted to a value of $91 or 0.1% of net assets.

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2008

(Amounts reported in thousands except per share amounts)

                                                                                                ALTERNATIVE FUNDS
                                                                                   -----------------------------------------
                                                                                                    INTERNATIONAL
                                                                                                         REAL
                                                                                      GLOBAL           ESTATE        MARKET
                                                                                   INFRASTRUCTURE     SECURITIES    NEUTRAL
                                                                                        FUND            FUND          FUND
                                                                                   --------------   -------------   --------
ASSETS
   Investment in securities at value(1) ........................................      $ 79,441        $54,873       $135,928
   Investment in affiliated funds at value(2) ..................................            --             --             --
   Foreign currency at value(3) ................................................            33             27              1
   Cash ........................................................................           165             --            543
   Deposits with broker for securities sold short ..............................            --             --        120,387
   Receivables .................................................................
      Investment securities sold ...............................................            --             --          6,586
      Fund shares sold .........................................................           234          6,503            406
      Receivable from adviser ..................................................            --             --             --
      Receivable from non-affiliate ............................................            --             --             --
      Dividends ................................................................           167            165            187
      Interest .................................................................             4              4             38
      Tax reclaims .............................................................            28              4              4
   Prepaid expenses ............................................................            20             24             19
   Other assets ................................................................             1             --              8
                                                                                      --------        -------       --------
         Total assets ..........................................................        80,093         61,600        264,107
                                                                                      --------        -------       --------
LIABILITIES
   Cash overdraft ..............................................................            --             --             --
   Securities sold short at value(4) ...........................................            --             --        114,393
   Payables ....................................................................
      Fund shares repurchased ..................................................            37             --         13,696
      Investment securities purchased ..........................................         2,346            388          9,454
      Dividends on short sales .................................................            --             --            249
      Investment advisory fee ..................................................            36             21            141
      Distribution and service fees ............................................            18             12             33
      Administration fee .......................................................             5              3              8
      Transfer agent fees and expenses .........................................             5              1             13
      Trustees' fee and expenses ...............................................             1             --(6)           1
      Professional fee .........................................................            29             29             37
      Trustee deferred compensation plan .......................................             1             --              8
      Other accrued expenses ...................................................            13             29             26
                                                                                      --------        -------       --------
         Total liabilities .....................................................         2,491            483        138,059
                                                                                      --------        -------       --------
NET ASSETS .....................................................................      $ 77,602        $61,117       $126,048
                                                                                      ========        =======       ========
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ............................      $ 87,792        $70,099       $152,408
   Accumulated undistributed net investment income (loss) ......................            80            330            (23)
   Accumulated undistributed net realized gain (loss) ..........................           389           (694)       (28,553)
   Net unrealized appreciation (depreciation) on investments ...................       (10,659)        (8,618)        (7,915)
   Net unrealized appreciation (depreciation) on securities sold short .........            --             --         10,131
                                                                                      --------        -------       --------
NET ASSETS .....................................................................      $ 77,602        $61,117       $126,048
                                                                                      ========        =======       ========
CLASS A: Net asset value per share (Net assets/shares outstanding) .............      $  10.91        $  6.72       $   9.81
                                                                                      --------        -------       --------
         Maximum offering price per share(5) ...................................      $  11.58        $  7.13       $  10.41
                                                                                      --------        -------       --------
         Shares of beneficial interest outstanding, no par value, unlimited
            authorization ......................................................         6,934          9,061         12,166
                                                                                      --------        -------       --------
         Net Assets ............................................................      $ 75,664        $60,907       $119,387
                                                                                      --------        -------       --------
CLASS B: Net asset value (Net assets/shares outstanding) and offering price per
            share ..............................................................            --             --       $   9.47
                                                                                      --------        -------       --------
         Shares of beneficial interest outstanding, no par value, unlimited
            authorization ......................................................            --             --            177
                                                                                      --------        -------       --------
         Net Assets ............................................................            --             --       $  1,678
                                                                                      --------        -------       --------
CLASS C: Net asset value (Net assets/shares outstanding) and offering price per
               share ...........................................................      $  10.89        $  6.70       $   9.43
                                                                                      --------        -------       --------
         Shares of beneficial interest outstanding, no par value, unlimited
            authorization ......................................................           170             21            529
                                                                                      --------        -------       --------
         Net Assets ............................................................      $  1,856        $   141       $  4,983
                                                                                      --------        -------       --------
CLASS I: Net asset value (Net assets/shares outstanding) and offering price per
            share ..............................................................      $  10.90        $  6.72             --
                                                                                      --------        -------       --------
         Shares of beneficial interest outstanding, no par value, unlimited
            authorization ......................................................             8             10             --
                                                                                      --------        -------       --------
         Net Assets ............................................................      $     82        $    69             --
                                                                                      --------        -------       --------
    (1) Investment in securities at cost .......................................      $ 90,097        $63,490       $143,848
    (2) Investment in affiliated funds at cost .................................            --             --             --
    (3) Foreign currency at cost ...............................................            33             27              1
    (4) Proceeds from securities sold short ....................................            --             --        124,586
    (5) Maximum offering price per share represents NAV/(1-5.75%)
    (6) Amount is less than $500 (not reported in thousands)

                        See Notes to Financial Statements

                 FUNDS OF FUNDS
------------------------------------------------


ALTERNATIVES     WEALTH       WEALTH     WEALTH
 DIVERSIFIER   ACCUMULATOR    BUILDER   GUARDIAN
    FUND           FUND        FUND       FUND
------------   -----------   --------   --------
 $130,947        $    35     $     --   $    89
  273,617         10,820       91,276    45,452
       --             --           --
      201             --           --        --
       --             --           --        --

   12,600            169        3,841     1,120
    5,498             --(6)        41        15
       53              4            5         3
       --(6)          --           --        --
       --             --           24        26
       --             --           --        --
        3             --(6)         1        --(6)
       33             13           19        15
       --(6)          --(6)         7         3
 --------        -------     --------   -------
  422,952          11,041      95,214    46,723
 --------        -------     --------   -------

       --             --           59        --
       --             --           --        --

    2,870             35          275       440
   14,538            127        3,375       935
       --             --           --        --
       --             --           --        --
      113              2           33        14
       25              1            7         3
       61              4           25         8
        3            --(6)          1        --(6)
       32             18           19        19
       --(6)         --(6)          7         3
       52              2           10         6
 --------        -------     --------   -------
   17,694            189        3,811     1,428
 --------        -------     --------   -------
 $405,258        $10,852     $ 91,403   $45,295
 ========        =======     ========   =======

 $442,130        $13,043     $ 99,321   $49,831
      416             14          374       397
  (15,206)          (223)         540      (286)
  (22,082)        (1,982)      (8,832)   (4,647)
       --             --           --        --
 --------        -------     --------   -------
 $405,258        $10,852     $ 91,403   $45,295
 ========        =======     ========   =======
 $  10.62        $  9.37     $   9.95   $  9.78
 --------        -------     --------   -------
 $  11.27        $  9.94     $  10.56   $ 10.38
 --------        -------     --------   -------

   25,179            778        4,162     2,388
 --------        -------     --------   -------
 $267,294        $ 7,290     $ 41,396   $23,358
 --------        -------     --------   -------

       --             --           --        --
 --------        -------     --------   -------

       --             --           --        --
 --------        -------     --------   -------
       --             --           --        --
 --------        -------     --------   -------

 $  10.50        $  9.26     $   9.88   $  9.75
 --------        -------     --------   -------

   13,136            385        5,061     2,249
 --------        -------     --------   -------
 $137,964        $ 3,562     $ 50,007   $21,937
 --------        -------     --------   -------

       --             --           --        --
 --------        -------     --------   -------

       --             --           --        --
 --------        -------     --------   -------
       --             --           --        --
 --------        -------     --------   -------
 $133,572        $    35     $     --   $    89
  293,074         12,802      100,108    50,099
       --             --           --        --
       --             --           --        --

                      See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               SEPTEMBER 30, 2008

(Amounts reported in thousands except per share amounts)

                                                                                       FIXED INCOME FUNDS
                                                                             -------------------------------------
                                                                                         CA TAX-EXEMPT      CORE
                                                                             BOND FUND     BOND FUND     BOND FUND
                                                                             ---------   -------------   ---------
ASSETS
   Investment in securities at value(1)(2) ...............................    $178,726      $61,402      $ 58,002
   Foreign currency at value(3) ..........................................          --           --            --
   Cash ..................................................................          --           --            19
   Receivables ...........................................................
      Investment securities sold .........................................       8,708           --            --
      Fund shares sold ...................................................         102          103            11
      Dividends ..........................................................          --           --            --
      Interest ...........................................................       1,518          864           453
      Tax reclaims .......................................................          --           --            --
   Unrealized appreciation on forward currency contracts .................          --           --            --
   Prepaid expenses ......................................................          31           13            17
   Other assets ..........................................................           6            4             4
                                                                              --------      -------      --------
            Total assets .................................................     189,091       62,386        58,506
                                                                              --------      -------      --------
LIABILITIES
   Cash overdraft ........................................................          16           --            --
   Payables ..............................................................
      Fund shares repurchased ............................................       2,223           97            86
      Investment securities purchased ....................................      14,084           --            --
      Upon return of securities loaned ...................................          --           --           386
      Dividend distributions .............................................          --          125            --
      Investment advisory fee ............................................          66           14            14
      Distribution and service fees ......................................          11            7            14
      Administration fee .................................................          13            5             4
      Transfer agent fees and expenses ...................................          11            4            16
      Trustees' fees and expenses ........................................           2            1            --(6)
      Professional fee ...................................................          35           30            30
      Trustee deferred compensation plan .................................           6            4             4
      Other accrued expenses .............................................          57            9             9
                                                                              --------      -------      --------
            Total liabilities ............................................      16,524          296           563
                                                                              --------      -------      --------
NET ASSETS ...............................................................    $172,567      $62,090      $ 57,943
                                                                              ========      =======      ========
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ......................    $194,155      $63,644      $ 74,495
   Accumulated undistributed net investment income (loss) ................          50           58            72
   Accumulated undistributed net realized gain (loss) ....................     (15,000)         (53)      (11,753)
   Net unrealized appreciation (depreciation) on investments .............      (6,638)      (1,559)       (4,871)
                                                                              --------      -------      --------
NET ASSETS ...............................................................    $172,567      $62,090      $ 57,943
                                                                              ========      =======      ========
CLASS A: Net asset value per share (Net assets/shares outstanding) .......    $   9.75      $ 11.41      $   7.75
                                                                              --------      -------      --------
         Maximum offering price per share(4) .............................    $  10.24      $ 11.98      $   8.14
                                                                              --------      -------      --------
         Shares of beneficial interest outstanding, unlimited
            authorization(5) .............................................       2,443        2,996         7,141
                                                                              --------      -------      --------
         Net Assets ......................................................    $ 23,823      $34,197      $ 55,351
                                                                              --------      -------      --------
CLASS B: Net asset value (Net assets/shares outstanding) and offering
            price per share ..............................................    $   9.55           --      $   7.69
                                                                              --------      -------      --------
         Shares of beneficial interest outstanding, unlimited
            authorization(5) .............................................         427           --           157
                                                                              --------      -------      --------
         Net Assets ......................................................    $  4,075           --      $  1,207
                                                                              --------      -------      --------
CLASS C: Net asset value (Net assets/shares outstanding) and offering
         price per share .................................................    $   9.58           --      $   7.72
                                                                              --------      -------      --------
         Shares of beneficial interest outstanding, unlimited
            authorization(5) .............................................         296           --           179
                                                                              --------      -------      --------
         Net Assets ......................................................    $  2,839           --      $  1,385
                                                                              --------      -------      --------
CLASS I: Net asset value (Net assets/shares outstanding) and offering
            price per share ..............................................    $   9.86      $ 11.41            --
                                                                              --------      -------      --------
         Shares of beneficial interest outstanding, unlimited
            authorization(5) .............................................      14,389        2,446            --
                                                                              --------      -------      --------
         Net Assets ......................................................    $141,830      $27,893            --
                                                                              --------      -------      --------
   (1)  Investment in securities at cost .................................    $185,364      $62,961       $62,873
   (2)  Market value of securities on loan ...............................          --           --           371
   (3)  Foreign currency at cost .........................................          --           --            --
   (4)  Maximum offering price per share represents NAV/(1-4.75%) for
        Fixed Income Funds, and NAV/(1-5.75%) for International Funds.
   (5)  All funds have no par value with the exception of the Bond Fund which has a $1 par value.
   (6)  Amount is less than $500 (not reported in thousands).

                        See Notes to Financial Statements

                          FIXED INCOME FUNDS                            INTERNATIONAL FUNDS
---------------------------------------------------------------------   -------------------
   HIGH                          MULTI-SECTOR FIXED   SENIOR FLOATING        WORLDWIDE
YIELD FUND   MONEY MARKET FUND       INCOME FUND         RATE FUND        STRATEGIES FUND
----------   -----------------   ------------------   ---------------   -------------------
$ 105,237        $  84,889            $116,023          $  15,485             $ 90,247
       --               --                  --                 --                  362
       --              402                 157                 91                   --
    3,007                6               1,002                 87                  415
        1              486                 169                 --                   13
       --               --                  --                 --                  264
    2,351              315               1,731                 20                    1
       --               --                  --                 --                   39
       --               --                  31                 --                   --
       17               12                  14                 22                   17
        8                6                   8                 --                    6
---------        ---------            --------          ---------             --------
  110,621           86,116             119,135             15,705               91,364
---------        ---------            --------          ---------             --------
      118               --                  --                 --                   25
      172              482                 542                 --                  255
    3,550               --                 502                722                  421
   10,868               --                  --                 --               13,953
       --                2                 341                 --                   --
       54               30                  56                  1                   58
       23               --                  44                  3                   19
        7                3                   9                  1                    6
       33               21                  34                 --(6)                27
        1                1                   1                 --(6)                 1
       36               26                  36                 34                   30
        8                6                   8                 --                    6
       13               11                  21                  4                   32
---------        ---------            --------          ---------             --------
   14,883              582               1,594                765               14,833
---------        ---------            --------          ---------             --------
$  95,738        $  85,534            $117,541          $  14,940             $ 76,531
=========        =========            ========          =========             ========
$ 283,038        $  85,509            $160,472          $  15,872             $ 88,835
       78               25               1,687                 28                  647
 (171,809)              --             (23,148)               (29)              (2,621)
  (15,569)              --             (21,470)              (931)             (10,330)
---------        ---------            --------          ---------             --------
$  95,738        $  85,534            $117,541          $  14,940             $ 76,531
=========        =========            ========          =========             ========
$    3.98        $    1.00            $   9.23          $    9.41             $   7.82
---------        ---------            --------          ---------             --------
$    4.18        $    1.00            $   9.69          $    9.88             $   8.30
---------        ---------            --------          ---------             --------
   23,340           85,522               9,614              1,525                9,331
---------        ---------            --------          ---------             --------
$  92,907        $  85,534            $ 88,744          $  14,349             $ 73,003
---------        ---------            --------          ---------             --------
$    3.92               --            $   9.22                 --             $   7.06
---------        ---------            --------          ---------             --------
      349               --               1,298                 --                  337
---------        ---------            --------          ---------             --------
$   1,366               --            $ 11,969                 --             $  2,379
---------        ---------            --------          ---------             --------
$    3.94               --            $   9.27          $    9.41             $   7.03
---------        ---------            --------          ---------             --------
      372               --               1,814                 38                  163
---------        ---------            --------          ---------             --------
$   1,465               --            $ 16,828          $     359             $  1,149
---------        ---------            --------          ---------             --------
       --               --                  --          $    9.41                   --
---------        ---------            --------          ---------             --------
       --               --                  --                 25                   --
---------        ---------            --------          ---------             --------
       --               --                  --          $     232                   --
---------        ---------            --------          ---------             --------
$ 120,806        $  84,889            $137,522          $  16,416             $100,559
   10,359               --                  --                 --               13,973
       --               --                  --                 --                  379

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                            STATEMENTS OF OPERATIONS

($ reported in thousands)

                                                                                      ALTERNATIVE FUNDS
                                                                       -----------------------------------------------
                                                                           GLOBAL        INTERNATIONAL
                                                                       INFRASTRUCTURE     REAL ESTATE        MARKET
                                                                            FUND        SECURITIES FUND   NEUTRAL FUND
                                                                       --------------   ---------------   ------------
                                                                          10/1/07 -        10/1/07 -         10/1/07 -
                                                                           9/30/08          9/30/08          9/30/08
                                                                       --------------   ---------------   ------------
INVESTMENT INCOME
   Dividends .......................................................      $  2,554          $   955         $  1,204
   Income distributions received from affiliated funds .............            --               --               --
   Income distributions received from non-affiliated funds .........            --               --               --
   Interest ........................................................            37               22            1,345
   Foreign taxes withheld ..........................................          (141)            (106)             (11)
                                                                          --------          -------         --------
      Total investment income ......................................         2,450              871            2,538
                                                                          --------          -------         --------
EXPENSES
   Investment advisory fee .........................................           449              205            1,428
   Service fees, Class A ...........................................           167               51              218
   Distribution and service fees, Class B ..........................            --               --               20
   Distribution and service fees, Class C ..........................            22                2               59
   Administration fee ..............................................            58               16               79
   Transfer agent fees and expenses ................................            34               12               88
   Custodian fees ..................................................            29               47               61
   Printing fees and expenses ......................................            23                5               41
   Professional fees ...............................................            36               37               58
   Registration fees ...............................................            31               54               41
   Excise tax expense ..............................................            --               --               --
   Trustees fees and expenses ......................................             5                1                7
   Miscellaneous ...................................................            10                5               14
                                                                          --------          -------         --------
      Total expenses ...............................................           864              435            2,114
   Dividends on short sales ........................................            --               --            1,600
   Less expenses reimbursed by investment adviser ..................           (51)            (126)            (334)
   Custodian fees paid indirectly ..................................            (1)              --(1)            (2)
                                                                          --------          -------         --------
      Net expenses .................................................           812              309            3,378
                                                                          --------          -------         --------
   NET INVESTMENT INCOME (LOSS) ....................................         1,638              562             (840)
                                                                          ========          =======         ========
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .........................           753             (690)         (15,192)
   Net realized gain (loss) on investments from affiliated funds ...            --               --               --
   Net realized gain (loss) on securities sold short ...............            --               --           12,943
   Net realized gain (loss) on foreign currency transactions .......            (3)             (17)             (17)
   Capital gain distributions received from affiliated funds .......            --               --               --
   Net change in unrealized appreciation (depreciation)
      on investments ...............................................       (16,282)          (8,617)         (10,305)
   Net change in unrealized appreciation (depreciation)
      on investments from affiliated funds .........................            --               --               --
   Net change in unrealized appreciation (depreciation)
      on securities sold short .....................................            --               --            7,203
   Net change in unrealized appreciation (depreciation)
      on foreign currency translations .............................            (4)              (1)             (57)
                                                                          --------          -------         --------
   NET GAIN (LOSS) ON INVESTMENTS ..................................       (15,536)          (9,325)          (5,425)
                                                                          --------          -------         --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....      $(13,898)         $(8,763)        $ (6,265)
                                                                          ========          =======         ========

(1)  Amount is less than $500 (not reported in thousands).

                       See Notes to Financial Statements

                        FUNDS OF FUNDS
---------------------------------------------------------
ALTERNATIVES      WEALTH
 DIVERSIFIER   ACCUMULATOR      WEALTH          WEALTH
    FUND           FUND      BUILDER FUND   GUARDIAN FUND
------------   -----------   ------------   -------------
  10/1/07 -     10/1/07 -      10/1/07 -      10/1/07 -
  9/30/08        9/30/08        9/30/08        9/30/08
------------   -----------   ------------   -------------

  $     --       $    --      $     --        $     --

     2,227           107         2,054           1,432
       966            --            --              --
        47             1             9               7
        --            --            --              --
  --------       -------      --------        --------
     3,240           108         2,063           1,439
  --------       -------      --------        --------


       271            13           116              55
       178            --            --              --
        --            --            --              --
       825            31           486             208
       225            11            98              47
       374            27           175              61
        14             5            10               8
        69             3            26              13
        51            22            28              24
        64            40            45              39
        16            --            --              --
        18             1             9               4
        29             3            15               8
  --------       -------      --------        --------
     2,134           156         1,008             467
        --            --            --              --
      (571)          (87)         (274)           (137)
        (3)           (1)           --(1)           --(1)
  --------       -------      --------        --------
     1,560            68           734             330
  --------       -------      --------        --------
     1,680            40         1,329           1,109
  ========       =======      ========        ========

    (7,783)           --            --              --
    (6,406)         (346)          338            (167)
        --            --            --              --
        --            --            --              --
     2,722           375         2,972             966

   (20,857)           --            --              --

   (10,733)       (3,517)      (29,159)        (11,257)

        --            --            --              --

        --            --            --              --
  --------       -------      --------        --------
   (43,057)       (3,488)      (25,849)        (10,458)
  --------       -------      --------        --------
  $(41,377)      $(3,448)     $(24,520)       $ (9,349)
  ========       =======      ========        ========

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                      STATEMENTS OF OPERATIONS (CONTINUED)

($ reported in thousands)

                                                                                               FIXED INCOME FUNDS
                                                                               --------------------------------------------------
                                                                                           CA TAX-EXEMPT   CORE BOND   HIGH YIELD
                                                                               BOND FUND     BOND FUND        FUND         FUND
                                                                               ---------   -------------   ---------   ----------
                                                                               10/1/07 -     10/1/07 -     10/1/07 -   10/1/07 -
                                                                                9/30/08       9/30/08       9/30/08     9/30/08
                                                                               ---------   -------------   ---------   ----------
INVESTMENT INCOME
   Interest ................................................................   $  6,209      $  3,124      $  3,498     $  9,938
   Dividends ...............................................................          9            --            --           --
   Security lending ........................................................         --            --             4           83
   Foreign taxes withheld ..................................................         --            --            --           --
                                                                               --------      --------      --------     --------
      Total investment income ..............................................      6,218         3,124         3,502       10,021
                                                                               --------      --------      --------     --------
EXPENSES
   Investment advisory fee .................................................        603           301           287          745
   Service fees, Class A ...................................................         71            94           152          277
   Distribution and service fees, Class B ..................................         43            --            14           19
   Distribution and service fees, Class C ..................................         25            --            14           18
   Administration fee ......................................................        101            56            54           96
   Transfer agent fees and expenses ........................................         68            35           129          263
   Custodian fees ..........................................................         27            15            23           21
   Printing fees and expenses ..............................................         63            22            15           22
   Professional fees .......................................................        100            36            33           40
   Registration fees .......................................................         62            30            32           34
   Trustees fees and expenses ..............................................         10             5             5            9
   Miscellaneous ...........................................................         16            10            10           16
                                                                               --------      --------      --------     --------
      Total expenses .......................................................      1,189           604           768        1,560
   Dividends on short sales ................................................         --            --            --           --
   Less expenses reimbursed by investment adviser ..........................        (95)         (109)         (106)          --
   Custodian fees paid indirectly ..........................................         (2)           --(1)         (1)          (2)
                                                                               --------      --------      --------     --------
   Net expenses ............................................................      1,092           495           661        1,558
                                                                               --------      --------      --------     --------
   NET INVESTMENT INCOME (LOSS) ............................................      5,126         2,629         2,841        8,463
                                                                               ========      ========      ========     ========
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .................................     (3,840)           95            (6)     (12,778)
   Net realized gain (loss) on foreign currency transactions ...............         --            --            --           --
   Net change in unrealized appreciation (depreciation) on investments .....     (4,696)       (3,791)       (4,194)      (9,575)
   Net change in unrealized appreciation (depreciation) on foreign currency
      translations .........................................................         --            --            --           --
   Payment by affiliate (Note 3) ...........................................         --            --            --           --
                                                                               --------      --------      --------     --------
   NET GAIN (LOSS) ON INVESTMENTS ..........................................     (8,536)       (3,696)       (4,200)     (22,353)
                                                                               --------      --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............   $ (3,410)     $ (1,067)     $ (1,359)    $(13,890)
                                                                               ========      ========      ========     ========

(1)  Amount is less than $500 (not reported in thousands).

(2)  Inception date.

                        See Notes to Financial Statements

                                                       INTERNATIONAL
                 FIXED INCOME FUNDS                        FUNDS
---------------------------------------------------   ---------------
MONEY MARKET   MULTI-SECTOR FIXED   SENIOR FLOATING      WORLDWIDE
    FUND           INCOME FUND         RATE FUND      STRATEGIES FUND
------------   ------------------   ---------------   ---------------
  10/1/07 -         10/1/07 -         1/31/08(2)-        10/1/07 -
   9/30/08           9/30/08            9/30/08           9/30/08
------------   ------------------   ---------------   ---------------

  $ 3,423           $ 10,533           $    754          $     17
       --                105                 --             3,262
       --                 --                 --                80
       --                (44)                --              (269)
  -------           --------           --------          --------
    3,423             10,594                754             3,090
  -------           --------           --------          --------

      383                757                 61               888
       --                262                 25               248
       --                136                 --                36
       --                195                  1                16
       34                116                  8                88
      207                194                  7               212
       20                 48                  6               135
       18                 26                  4                21
       29                 40                 39                43
       24                 32                 28                51
        7                 10                  1                 9
       13                 23                  3                16
  -------           --------           --------          --------
      735              1,839                183             1,763
       --                 --                 --                --
       --                 --                (61)               --
       --(1)              (4)                --(1)             --(1)
  -------           --------           --------          --------
      735              1,835                122             1,763
  -------           --------           --------          --------
    2,688              8,759                632             1,327
  =======           ========           ========          ========

   (1,111)              (282)               (29)           (1,916)
       --                171                 --                23
       --            (21,706)              (931)          (34,427)

       --                 54                 --               (36)
    1,127                 --                 --                --
  -------           --------           --------          --------
       16            (21,763)              (960)          (36,356)
  -------           --------           --------          --------
  $ 2,704           $(13,004)          $   (328)         $(35,029)
  =======           ========           ========          ========

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

                                                                                    ALTERNATIVE FUNDS
                                                                              ----------------------------
                                                                               GLOBAL INFRASTRUCTURE FUND
                                                                              ----------------------------
                                                                              10/1/07-   5/1/07-   5/1/06-
                                                                               9/30/08   9/30/07   4/30/07
                                                                              --------   -------   -------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ..............................................   $  1,638   $   800   $   986
Net realized gain (loss) ..................................................        750     2,318       803
Net change in unrealized appreciation (depreciation) ......................    (16,286)   (1,607)    6,717
                                                                              --------   -------   -------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............    (13,898)    1,511     8,506
                                                                              --------   -------   -------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income, Class A ............................................     (1,528)   (1,008)     (787)
Net investment income, Class B ............................................         --        --        --
Net investment income, Class C ............................................        (32)      (25)      (34)
Net investment income, Class I ............................................         (1)       --        --
Net realized short-term gains, Class A ....................................       (243)       --        --
Net realized short-term gains, Class B ....................................         --        --        --
Net realized short-term gains, Class C ....................................         (8)       --        --
Net realized short-term gains, Class I ....................................         --        --        --
Net realized long-term gains, Class A .....................................     (2,039)     (605)       --
Net realized long-term gains, Class B .....................................         --        --        --
Net realized long-term gains, Class C .....................................        (65)      (18)       --
Net realized long-term gains, Class I .....................................         --        --        --
                                                                              --------   -------   -------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .................     (3,916)   (1,656)     (821)
                                                                              --------   -------   -------
FROM SHARE TRANSACTIONS (SEE NOTE 5)
Change in net assets from share transactions, Class A .....................     35,041     6,904    29,555
Change in net assets from share transactions, Class B .....................         --        --        --
Change in net assets from share transactions, Class C .....................        372       184       312
Change in net assets from share transactions, Class I .....................        101        --        --
                                                                              --------   -------   -------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .................     35,514     7,088    29,867
                                                                              --------   -------   -------
NET INCREASE (DECREASE) IN NET ASSETS .....................................     17,700     6,943    37,552
                                                                              --------   -------   -------
NET ASSETS
Beginning of period .......................................................   $ 59,902    52,959    15,407
                                                                              --------   -------   -------
END OF PERIOD .............................................................   $ 77,602   $59,902   $52,959
                                                                              ========   =======   =======
Accumulated undistributed net investment income (loss) at end of period ...   $     80   $     5   $   233

                        See Notes to Financial Statements

                            ALTERNATIVE FUNDS                                        FUNDS OF FUNDS
--------------------------------------------------------------------------   ------------------------------
INTERNATIONAL REAL ESTATE SECURITIES FUND         MARKET NEUTRAL FUND         ALTERNATIVES DIVERSIFIER FUND
-----------------------------------------   ------------------------------   ------------------------------
              10/1/07-                      10/1/07-   11/1/06-   11/1/05-   10/1/07-    8/1/07-    8/1/06-
               9/30/08                      9/30/08     9/30/07   10/31/06    9/30/08    9/30/07    7/31/07
              --------                      --------   --------   --------   --------   --------   --------


              $   562                       $   (840)  $    858   $  1,146   $  1,680   $    396   $    951
                 (707)                        (2,266)    (6,287)    (8,251)   (11,467)    (2,124)       653
               (8,618)                        (3,159)     1,847     (1,724)   (31,590)    12,372     (2,914)
              -------                       --------   --------   --------   --------   --------   --------
               (8,763)                        (6,265)    (3,582)    (8,829)   (41,377)    10,644     (1,310)
              -------                       --------   --------   --------   --------   --------   --------

                 (214)                          (914)    (1,038)        --     (2,102)       (59)      (716)
                   --                            (20)       (55)        --         --         --         --
                   (3)                           (51)      (194)        --       (621)       (37)      (294)
                   (2)                            --         --         --         --         --         --
                   --                             --         --         --         --        (65)        --
                   --                             --         --         --         --         --         --
                   --                             --         --         --         --        (41)        --
                   --                             --         --         --         --         --         --
                   --                             --         --         --         --       (510)        (2)
                   --                             --         --         --         --         --         --
                   --                             --         --         --         --       (324)        (2)
                   --                             --         --         --         --         --         --
              -------                       --------   --------   --------   --------   --------   --------
                 (219)                          (985)    (1,287)        --     (2,723)    (1,036)    (1,014)
              -------                       --------   --------   --------   --------   --------   --------

               69,745                         71,472    (30,541)   (15,950)   186,633      8,461     95,503
                   --                           (836)    (1,465)    (3,098)        --         --         --
                  252                         (1,806)   (10,426)   (19,931)    84,762      3,995     60,907
                  102                             --         --         --         --         --         --
              -------                       --------   --------   --------   --------   --------   --------
               70,099                         68,830    (42,432)   (38,979)   271,395     12,456    156,410
              -------                       --------   --------   --------   --------   --------   --------
               61,117                         61,580    (47,301)   (47,808)   227,295     22,064    154,086
              -------                       --------   --------   --------   --------   --------   --------

                   --                         64,468    111,769    159,577    177,963    155,899      1,813
              -------                       --------   --------   --------   --------   --------   --------
              $61,117                       $126,048   $ 64,468   $111,769   $405,258   $177,963   $155,899
              =======                       ========   ========   ========   ========   ========   ========
              $   330                       $    (23)  $    969   $  1,261   $    416   $    381   $    238

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

($ reported in thousands)

                                                                       FUNDS OF FUNDS
                                                                ----------------------------
                                                                   WEALTH ACCUMULATOR FUND
                                                                ----------------------------
                                                                10/1/07-   8/1/07-   8/1/06-
                                                                9/30/08    9/30/07   7/31/07
                                                                --------   -------   -------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ................................   $    40    $    (1)  $    51
Net realized gain (loss) ....................................        29        (15)      371
Net change in unrealized appreciation (depreciation) ........    (3,517)       662       794
                                                                -------    -------   -------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ...............................................    (3,448)       646     1,216
                                                                -------    -------   -------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income, Class A ..............................      (115)       (29)     (190)
Net investment income, Class C ..............................       (46)       (13)      (74)
Net investment income, Class I ..............................        --         --        --(1)
Net realized short-term gains, Class A ......................        --         --        --(1)
Net realized short-term gains, Class C ......................        --         --        --
Net realized short-term gains, Class I ......................        --         --        --
Net realized long-term gains, Class A .......................       (49)       (97)      (16)
Net realized long-term gains, Class C .......................       (24)       (46)       (9)
Net realized long-term gains, Class I .......................        --         --        --
                                                                -------    -------   -------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...      (234)      (185)     (289)
                                                                -------    -------   -------
FROM SHARE TRANSACTIONS (SEE NOTE 5)
Change in net assets from share transactions, Class A .......        97        519     5,061
Change in net assets from share transactions, Class C .......       312        522     1,048
Change in net assets from share transactions, Class I .......        --         --        --
                                                                -------    -------   -------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...       409      1,041     6,109
NET INCREASE (DECREASE) IN NET ASSETS .......................    (3,273)     1,502     7,036
                                                                -------    -------   -------
NET ASSETS
Beginning of period .........................................    14,125     12,623     5,587
                                                                -------    -------   -------
END OF PERIOD ...............................................   $10,852    $14,125   $12,623
                                                                =======    =======   =======
Accumulated undistributed net investment income
   (loss) at end of period ..................................   $    14    $    (1)  $    40

(1)  Amount is less than $500.

                       See Notes to Financial Statements

                         FUNDS OF FUNDS
-------------------------------------------------------------
      WEALTH BUILDER FUND            WEALTH GUARDIAN FUND
------------------------------   ----------------------------
10/1/07-    8/1/07-    8/1/06-   10/1/07-   8/1/07-   8/1/06-
9/30/08     9/30/07    7/31/07   9/30/08    9/30/07   7/31/07
--------   --------   --------   --------   -------   -------


$  1,329   $     64   $  1,472   $  1,109   $    77   $ 1,131
   3,310        496      8,897        799        55     2,890
 (29,159)     4,880      6,637    (11,257)    1,941     2,333
--------   --------   --------   --------   -------   -------

 (24,520)     5,440     17,006     (9,349)    2,073     6,354
--------   --------   --------   --------   -------   -------
  (1,078)      (109)    (1,832)      (655)     (115)     (975)
    (909)      (145)    (1,955)      (467)     (126)     (930)
      --         --         --         --        --        --
     (98)      (135)      (200)       (27)      (62)     (124)
    (127)      (179)      (277)       (28)      (68)     (157)
      --         --         --         --        --        --
    (671)    (2,561)      (757)      (228)     (845)     (264)
    (864)    (3,404)    (1,048)      (237)     (924)     (334)
      --         --         --         --        --        --
--------   --------   --------   --------   -------   -------

  (3,747)    (6,533)    (6,069)    (1,642)   (2,140)   (2,784)
--------   --------   --------   --------   -------   -------
  (4,741)     2,233        549       (825)      454     2,999
 (11,433)     1,798     (5,504)    (4,951)       85    (3,524)
      --         --         --         --        --        --
--------   --------   --------   --------   -------   -------
 (16,174)     4,031     (4,955)    (5,776)      539      (525)
 (44,441)     2,938      5,982    (16,767)      472     3,045
--------   --------   --------   --------   -------   -------
 135,844    132,906    126,924     62,062    61,590    58,545
--------   --------   --------   --------   -------   -------
$ 91,403   $135,844   $132,906   $ 45,295   $62,062   $61,590
========   ========   ========   ========   =======   =======

$    374   $     54   $    243   $    397   $    72   $   234

                       See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

($ reported in thousands)

                                                                                 FIXED INCOME FUNDS
                                                                                -------------------
                                                                                     BOND FUND
                                                                                -------------------
                                                                                10/1/07-   10/1/06-
                                                                                 9/30/08    9/30/07
                                                                                --------   --------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ................................................   $  5,126   $  4,006
Net realized gain (loss) ....................................................     (3,840)       465
Net change in unrealized appreciation (depreciation) ........................     (4,696)      (785)
                                                                                --------   --------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................     (3,410)     3,686
                                                                                --------   --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income, Class A ..............................................     (1,186)    (1,223)
Net investment income, Class B ..............................................       (152)      (185)
Net investment income, Class C ..............................................        (87)       (54)
Net investment income, Class I ..............................................     (3,747)    (2,660)
Net realized short-term gains, Class A ......................................         --         --
Net realized short-term gains, Class B ......................................         --         --
Net realized short-term gains, Class C ......................................         --         --
Net realized short-term gains, Class I ......................................         --         --
Net realized long-term gains, Class A .......................................         --         --
Net realized long-term gains, Class B .......................................         --         --
Net realized long-term gains, Class C .......................................         --         --
Net realized long-term gains, Class I .......................................         --         --
                                                                                --------   --------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................     (5,172)    (4,122)
                                                                                --------   --------
FROM SHARE TRANSACTIONS (SEE NOTE 5)
Change in net assets from share transactions, Class A .......................     (4,000)     1,184
Change in net assets from share transactions, Class B .......................        (19)    (1,137)
Change in net assets from share transactions, Class C .......................      1,445        140
Change in net assets from share transactions, Class I .......................     96,774    (10,840)
                                                                                --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................     94,200    (10,653)
NET INCREASE (DECREASE) IN NET ASSETS .......................................     85,618    (11,089)
                                                                                --------   --------
NET ASSETS
Beginning of period .........................................................     86,949     98,038
                                                                                --------   --------
END OF PERIOD ...............................................................   $172,567   $ 86,949
                                                                                ========   ========
Accumulated undistributed net investment income (loss) at end of period .....   $     50   $     (8)

                        See Notes to Financial Statements

                      FIXED INCOME FUNDS
--------------------------------------------------------------
   CA TAX-EXEMPT BOND FUND              CORE BOND FUND
-----------------------------   ------------------------------
10/1/07-   5/1/07-    5/1/06-   10/1/07-   11/1/06-   11/1/05-
 9/30/08   9/30/07    4/30/07    9/30/08    9/30/07   10/31/06
--------   -------   --------   --------   --------   --------


$  2,629   $ 1,108   $  2,344   $  2,841   $  2,683   $  3,203
      95      (147)       608         (6)     1,461       (549)
  (3,791)     (833)       (36)    (4,194)      (500)       537
--------   -------   --------   --------   --------   --------
  (1,067)      128      2,916     (1,359)     3,644      3,191
--------   -------   --------   --------   --------   --------

  (1,423)     (604)    (1,690)    (2,836)    (2,823)    (3,378)
      --        --         (1)       (57)       (60)       (88)
      --        --         --        (56)       (47)       (53)
  (1,183)     (462)      (698)        --         --         --
      --        --         --         --         --         --
      --        --         --         --         --         --
      --        --         --         --         --         --
      --        --         --         --         --         --
      --       (42)      (374)        --         --         --
      --        --         --         --         --         --
      --        --         --         --         --         --
      --       (29)      (258)        --         --         --
--------   -------   --------   --------   --------   --------
  (2,606)   (1,137)    (3,021)    (2,949)    (2,930)    (3,519)
--------   -------   --------   --------   --------   --------

  (2,878)   (2,553)    (4,211)    (3,707)    (4,913)   (10,189)
      --        --       (156)      (307)      (161)      (616)
      --        --         --        271        (87)        31
   1,270      (262)    29,299         --         --         --
--------   -------   --------   --------   --------   --------
  (1,608)   (2,815)    24,932     (3,743)    (5,161)   (10,774)
  (5,281)   (3,824)    24,827     (8,051)    (4,447)   (11,102)
--------   -------   --------   --------   --------   --------

  67,371    71,195     46,368     65,994     70,441     81,543
--------   -------   --------   --------   --------   --------
$ 62,090   $67,371   $ 71,195   $ 57,943   $ 65,994   $ 70,441
========   =======   ========   ========   ========   ========
$     58   $    34   $    (11)  $     72   $     20   $     79

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

($ reported in thousands)

                                                                                       FIXED INCOME FUNDS
                                                                                -------------------------------
                                                                                        HIGH YIELD FUND
                                                                                -------------------------------
                                                                                 10/1/07-   11/1/06-   11/1/05-
                                                                                 9/30/08     9/30/07   10/31/06
                                                                                ---------   --------   --------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ................................................   $   8,463   $  8,193   $  9,135
Net realized gain (loss) ....................................................     (12,778)     2,695        664
Net change in unrealized appreciation (depreciation) ........................      (9,575)    (2,873)     1,043
Payment by affiliate ........................................................          --         --         --
                                                                                ---------   --------   --------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................     (13,890)     8,015     10,842
                                                                                ---------   --------   --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income, Class A ..............................................      (8,449)    (8,219)    (9,234)
Net investment income, Class B ..............................................        (130)      (198)      (334)
Net investment income, Class C ..............................................        (123)      (109)       (83)
Net realized short-term gains, Class A ......................................          --         --         --
                                                                                ---------   --------   --------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................      (8,702)    (8,526)    (9,651)
                                                                                ---------   --------   --------
From share transactions (See Note 5).........................................
Change in net assets from share transactions, Class A .......................     (10,410)    (6,709)   (12,773)
Change in net assets from share transactions, Class B .......................        (882)    (2,005)    (3,252)
Change in net assets from share transactions, Class C .......................        (256)       515       (187)
                                                                                ---------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................     (11,548)    (8,199)   (16,212)
                                                                                ---------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS .......................................     (34,140)    (8,710)   (15,021)
                                                                                ---------   --------   --------
NET ASSETS
Beginning of period .........................................................     129,878    138,588    153,609
                                                                                ---------   --------   --------
END OF PERIOD ...............................................................   $  95,738   $129,878   $138,588
                                                                                =========   ========   ========
Accumulated undistributed net investment income (loss) at end of period .....   $      78   $    135   $    (43)

                        See Notes to Financial Statements

                       FIXED INCOME FUNDS
----------------------------------------------------------------
       MONEY MARKET FUND          MULTI-SECTOR FIXED INCOME FUND
------------------------------   -------------------------------
10/1/07-   11/1/06-   11/1/05-   10/1/07-   11/1/06-   11/1/05-
 9/30/08    9/30/07   10/31/06    9/30/08    9/30/07    10/31/06
--------   --------   --------   --------   --------   ---------


$  2,688    $ 3,894   $  4,045   $  8,759   $  7,414    $  7,847
  (1,111)        (5)        --       (111)       988         467
      --         --         --    (21,652)    (1,394)      2,318
   1,127         --         --         --         --          --
--------    -------   --------   --------   --------    --------
   2,704      3,889      4,045    (13,004)     7,008      10,632
--------    -------   --------   --------   --------    --------

  (2,676)    (3,894)    (4,045)    (6,796)    (5,563)     (5,923)
      --         --         --       (782)      (581)       (665)
      --         --         --     (1,112)      (815)       (705)
     (11)        --         --         --         --          --
--------    -------   --------   --------   --------    --------
  (2,687)    (3,894)    (4,045)    (8,690)    (6,959)     (7,293)
--------    -------   --------   --------   --------    --------

 (11,302)    (2,955)   (11,616)    (8,269)        22      (3,125)
      --         --         --        (75)        51      (3,087)
      --         --         --       (761)     3,486       1,666
--------    -------   --------   --------   --------    --------
 (11,302)    (2,955)   (11,616)    (9,105)     3,559      (4,546)
--------    -------   --------   --------   --------    --------
 (11,285)    (2,960)   (11,616)   (30,799)     3,608      (1,207)
--------    -------   --------   --------   --------    --------

  96,819     99,779    111,395    148,340    144,732     145,939
--------    -------   --------   --------   --------    --------
$ 85,534    $96,819   $ 99,779   $117,541   $148,340    $144,732
========    =======   ========   ========   ========    ========
$     25    $    12   $     --   $  1,687   $    594    $      8

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

($ reported in thousands)

                                                  FIXED INCOME FUNDS          INTERNATIONAL FUNDS
                                                  ------------------   --------------------------------
                                                    SENIOR FLOATING         WORLDWIDE STRATEGIES
                                                       RATE FUND                     FUND
                                                  ------------------   --------------------------------
                                                      1/31/08(2)-      10/1/07-      7/1/07-    7/1/06-
                                                       9/30/08          9/30/08      9/30/07    6/30/07
                                                  ------------------   --------     --------   --------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ..................        $   632         $  1,327     $    168   $  1,121
Net realized gain (loss) ......................            (29)          (1,893)       1,843     13,035
Net change in unrealized appreciation
   (depreciation) .............................           (931)         (34,463)         228     11,519
                                                       -------         --------     --------   --------
INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ............................           (328)         (35,029)       2,239     25,675
                                                       -------         --------     --------   --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income, Class A ................           (587)            (880)        (772)    (1,242)
Net investment income, Class B ................             --               (8)         (18)       (31)
Net investment income, Class C ................             (8)              (4)          (7)       (11)
Net investment income, Class I ................             (9)              --           --         --
Net realized short-term gains, Class A ........             --              (23)          --         --
Net realized short-term gains, Class B ........             --               (1)          --         --
Net realized short-term gains, Class C ........             --               --(1)        --         --
Net realized short-term gains, Class I ........             --               --           --         --
Net realized long-term gains, Class A .........             --           (2,150)      (6,668)        --
Net realized long-term gains, Class B .........             --              (93)        (315)        --
Net realized long-term gains, Class C .........             --              (38)        (117)        --
Net realized long-term gains, Class I .........             --               --           --         --
                                                       -------         --------     --------   --------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
   SHAREHOLDERS ...............................           (604)          (3,197)      (7,897)    (1,284)
                                                       -------         --------     --------   --------
FROM SHARE TRANSACTIONS (SEE NOTE 5)
Change in net assets from share
   transactions, Class A ......................         15,246           (7,662)       4,582     (8,068)
Change in net assets from share
   transactions, Class B ......................             --           (1,263)         129     (1,391)
Change in net assets from share
   transactions, Class C ......................            379             (103)         111     (1,315)
Change in net assets from share
   transactions, Class I ......................            247               --           --         --
                                                       -------         --------     --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE
   TRANSACTIONS ...............................         15,872           (9,028)       4,822    (10,774)
NET INCREASE (DECREASE) IN NET ASSETS .........         14,940          (47,254)        (836)    13,617
NET ASSETS
Beginning of period ...........................             --          123,785      124,621    111,004
                                                       -------         --------     --------   --------
END OF PERIOD .................................        $14,940         $ 76,531     $123,785   $124,621
                                                       =======         ========     ========   ========
Accumulated undistributed net investment
   income (loss) at end of period .............        $    28         $    647     $    178   $    787

(1)  Amount is less than $500 (not reported in thousands).

(2)  Inception date.

                       See Notes to Financial Statements

                         THIS PAGE INTENTIONALLY BLANK.

                           VIRTUS OPPORTUNITIES TRUST
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            NET
                           ASSET         NET           NET          TOTAL      DIVIDENDS   DISTRIBUTIONS
                           VALUE,    INVESTMENT   REALIZED AND      FROM       FROM NET       FROM NET
                         BEGINNING     INCOME      UNREALIZED    INVESTMENT   INVESTMENT      REALIZED         TOTAL
                         OF PERIOD    (LOSS)(2)    GAIN (LOSS)   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
--------------------------
GLOBAL INFRASTRUCTURE FUND
--------------------------
CLASS A
10/1/07 to 9/30/08         $13.70       $0.31        $(2.31)       $(2.00)      $(0.28)        $(0.51)         $(0.79)
5/1/07 to 9/30/07           13.66        0.18          0.23          0.41        (0.23)         (0.14)          (0.37)
5/1/06 to 4/30/07           10.60        0.44          3.03          3.47        (0.41)            --           (0.41)
5/1/05 to 4/30/06           10.13        0.42          0.44          0.86        (0.39)            --           (0.39)
12/30/04(6) to 4/30/05      10.00        0.13          0.08          0.21        (0.08)            --           (0.08)
CLASS C
10/1/07 to 9/30/08         $13.66       $0.23        $(2.31)       $(2.08)      $(0.18)        $(0.51)         $(0.69)
5/1/07 to 9/30/07           13.62        0.14          0.22          0.36        (0.18)         (0.14)          (0.32)
5/1/06 to 4/30/07           10.57        0.37          3.01          3.38        (0.33)            --           (0.33)
5/1/05 to 4/30/06           10.12        0.35          0.43          0.78        (0.33)            --           (0.33)
12/30/04(6) to 4/30/05      10.00        0.12          0.07          0.19        (0.07)            --           (0.07)
CLASS I
6/6/08(6) to 9/30/08       $13.41       $0.07        $(2.40)       $(2.33)      $(0.18)        $   --          $(0.18)

-----------------------------------------
INTERNATIONAL REAL ESTATE SECURITIES FUND
-----------------------------------------
CLASS A
10/1/07(6) to 9/30/08      $10.00       $0.21        $(3.32)       $(3.11)      $(0.17)        $   --          $(0.17)
CLASS C
10/1/07(6) to 9/30/08      $10.00       $0.20        $(3.38)       $(3.18)      $(0.12)        $   --          $(0.12)
CLASS I
10/1/07(6) to 9/30/08      $10.00       $0.25        $(3.35)       $(3.10)      $(0.18)        $   --          $(0.18)

                         NET
                        ASSET         NET           NET          TOTAL      DIVIDENDS
                        VALUE,    INVESTMENT   REALIZED AND      FROM       FROM NET                    CHANGE IN
                      BEGINNING     INCOME      UNREALIZED    INVESTMENT   INVESTMENT       TOTAL       NET ASSET
                      OF PERIOD    (LOSS)(2)    GAIN (LOSS)   OPERATIONS     INCOME     DISTRIBUTIONS     VALUE
-----------------------------------------------------------------------------------------------------------------
-------------------
MARKET NEUTRAL FUND
-------------------
CLASS A
10/1/07 to 9/30/08      $10.53      $(0.09)       $(0.47)       $(0.56)      $(0.16)       $(0.16)       $(0.72)
11/1/06 to 9/30/07       11.19        0.14         (0.58)        (0.44)       (0.22)        (0.22)        (0.66)
11/1/05 to 10/31/06      11.87        0.12         (0.80)        (0.68)          --            --         (0.68)
11/1/04 to 10/31/05      11.51       (0.03)         0.39          0.36           --            --          0.36
11/1/03 to 10/31/04      11.39       (0.16)         0.28          0.12           --            --          0.12
11/1/02 to 10/31/03      12.09       (0.23)        (0.47)        (0.70)          --            --         (0.70)
CLASS B
10/1/07 to 9/30/08      $10.17      $(0.12)       $(0.49)       $(0.61)      $(0.09)       $(0.09)       $(0.70)
11/1/06 to 9/30/07       10.80        0.08         (0.57)        (0.49)       (0.14)        (0.14)        (0.63)
11/1/05 to 10/31/06      11.55        0.02         (0.77)        (0.75)          --            --         (0.75)
11/1/04 to 10/31/05      11.28       (0.13)         0.40          0.27           --            --          0.27
11/1/03 to 10/31/04      11.24       (0.24)         0.28          0.04           --            --          0.04
11/1/02 to 10/31/03      12.02       (0.31)        (0.47)        (0.78)          --            --         (0.78)
CLASS C
10/1/07 to 9/30/08      $10.12      $(0.12)       $(0.49)       $(0.61)      $(0.08)       $(0.08)       $(0.69)
11/1/06 to 9/30/07       10.75        0.07         (0.56)        (0.49)       (0.14)        (0.14)        (0.63)
11/1/05 to 10/31/06      11.49        0.02         (0.76)        (0.74)          --            --         (0.74)
11/1/04 to 10/31/05      11.22       (0.11)         0.38          0.27           --            --          0.27
11/1/03 to 10/31/04      11.18       (0.24)         0.28          0.04           --            --          0.04
11/1/02 to 10/31/03      11.96       (0.31)        (0.47)        (0.78)          --            --         (0.78)

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                                                                    RATIO OF GROSS      RATIO OF
                                                                        EXPENSES          NET
              NET                        NET                           TO AVERAGE     INVESTMENT
             ASSET                      ASSETS,      RATIO OF NET      NET ASSETS       INCOME
CHANGE IN   VALUE,                      END OF        EXPENSES TO   (BEFORE WAIVERS    (LOSS) TO    PORTFOLIO
NET ASSET   END OF     TOTAL            PERIOD        AVERAGE NET         AND         AVERAGE NET   TURNOVER
  VALUE     PERIOD   RETURN(1)      (IN THOUSANDS)     ASSETS       REIMBURSEMENTS)     ASSETS        RATE
-------------------------------------------------------------------------------------------------------------


 $(2.79)    $10.91     (15.63)%         $75,664          1.15%           1.22%          2.39%         60%
   0.04      13.70       3.02(4)         57,938          1.19(3)         1.25(3)        3.23(3)       29(4)
   3.06      13.66      33.74            51,190          1.17            1.40           3.64          21
   0.47      10.60       8.66            14,298          1.15            2.72           4.06          40
   0.13      10.13       2.09(4)          6,163          1.15(3)         5.59(3)        3.81(3)       17(4)

 $(2.77)    $10.89     (16.18)%         $ 1,856          1.90%           1.97%          1.72%         60%
   0.04      13.66       2.72(4)          1,964          1.95(3)         2.00(3)        2.47(3)       29(4)
   3.05      13.62      32.55             1,769          1.91            2.19           3.11          21
   0.45      10.57       7.87             1,108          1.90            3.54           3.38          40
   0.12      10.12       1.88(4)            330          1.90(3)         8.16(3)        3.58(3)       17(4)

 $(2.51)    $10.90     (17.51)%(4)      $    82          0.90%(3)        1.01%(3)       1.83%(3)      60%(4)


 $(3.28)    $ 6.72     (31.46)%         $60,907          1.50%           2.11%          2.74%          8%

 $(3.30)    $ 6.70     (32.09)%         $   141          2.23%           3.00%          2.52%          8%

 $(3.28)    $ 6.72     (31.32)%         $    69          1.24%           2.16%          3.00%          8%

                                                       RATIO OF NET    RATIO OF GROSS
                                      RATIO OF NET       EXPENSES         EXPENSES
                                       EXPENSES         (INCLUDING       (EXCLUDING
                                       (INCLUDING        DIVIDENDS        DIVIDENDS
                                       DIVIDENDS         ON SHORT         ON SHORT         RATIO OF
  NET                      NET      ON SHORT SALES,   SALES, BEFORE     SALES, AFTER    NET INVESTMENT
 ASSET                   ASSETS,     AFTER EXPENSE        EXPENSE         EXPENSE           INCOME
VALUE,                    END OF     REIMBURSEMENT)   REIMBURSEMENT)   REIMBURSEMENT)      (LOSS) TO     PORTFOLIO
END OF       TOTAL        PERIOD       TO AVERAGE       TO AVERAGE       TO AVERAGE       AVERAGE NET    TURNOVER
PERIOD     RETURN(1)      (000S)       NET ASSETS       NET ASSETS       NET ASSETS          ASSETS        RATE
------------------------------------------------------------------------------------------------------------------


$ 9.81     (5.36)%       $119,387        3.49%            3.84%            1.81%           (0.85)%         285%
 10.53     (3.86)(4)       54,630        3.56(3)          3.95(3)          1.91(3)          1.45(3)        394(4)
 11.19     (5.81)          89,054        3.63             3.63             2.19             1.04           285
 11.87      3.13          111,133        3.65             3.65             2.20            (0.26)          177
 11.51      1.05           70,892        3.42             3.42             2.21            (1.45)          175
 11.39     (5.79)          72,428        3.85             3.85             2.29            (2.08)          329

$ 9.47     (6.04)%       $  1,678        4.19%            4.55%            2.55%           (1.19)%         285%
 10.17     (4.64)(4)        2,651        4.22(3)          4.63(3)          2.67(3)          0.82(3)        394(4)
 10.80     (6.41)           4,338        4.39             4.39             2.91             0.22           285
 11.55      2.39            7,859        4.36             4.36             2.90            (1.14)          177
 11.28      0.36           12,290        4.11             4.11             2.91            (2.15)          175
 11.24     (6.49)          16,359        4.50             4.50             2.99            (2.74)          329

$ 9.43     (6.04)%       $  4,983        4.19%            4.55%            2.55%           (1.21)%         285%
 10.12     (4.57)(4)        7,187        4.27(3)          4.68(3)          2.68(3)          0.76(3)        394(4)
 10.75     (6.44)          18,377        4.41             4.41             2.92             0.19           285
 11.49      2.41           40,584        4.35             4.35             2.90            (0.97)          177
 11.22      0.36           25,779        4.12             4.12             2.91            (2.15)          175
 11.18     (6.44)          31,102        4.54             4.54             2.99            (2.77)          329

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     CAPITAL
                                                      GAIN           NET
                             NET                  DISTRIBUTIONS   REALIZED
                            ASSET        NET        RECEIVED         AND        TOTAL     DIVIDENDS  DISTRIBUTIONS
                            VALUE,   INVESTMENT       FROM       UNREALIZED     FROM      FROM NET      FROM NET
                          BEGINNING    INCOME       AFFILIATED      GAIN     INVESTMENT  INVESTMENT     REALIZED        TOTAL
                          OF PERIOD    (LOSS)         FUNDS        (LOSS)    OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
------------------------
ALTERNATIVES DIVERSIFIER
   FUND
------------------------
CLASS A
10/1/07 to 9/30/08          $11.80   $ 0.10(2)       $0.11(2)     $(1.25)      $(1.04)     $(0.14)     $   --          $(0.14)
8/1/07 to 9/30/07            11.15     0.03(2)          --          0.69         0.72       (0.01)      (0.06)          (0.07)
8/1/06 to 7/31/07            10.63     0.18(2)        0.13(2)       0.41(9)      0.72       (0.20)         --(5)        (0.20)
11/30/05(6) to 7/31/06       10.00     0.08(2)        0.02(2)       0.57         0.67       (0.04)         --           (0.04)
CLASS C
10/1/07 to 9/30/08          $11.70     0.02(2)        0.12(2)     $(1.27)      $(1.13)     $(0.07)     $   --          $(0.07)
8/1/07 to 9/30/07            11.07     0.02(2)          --          0.68         0.70       (0.01)      (0.06)          (0.07)
8/1/06 to 7/31/07            10.58     0.11(2)        0.14(2)       0.38(9)      0.63       (0.14)         --(5)        (0.14)
11/30/05(6) to 7/31/06       10.00     0.03(2)        0.04(2)       0.54         0.61       (0.03)         --           (0.03)

-----------------------
WEALTH ACCUMULATOR FUND
-----------------------
CLASS A
10/1/07 to 9/30/08          $12.58   $ 0.06(2)       $0.33(2)     $(3.38)      $(2.99)     $(0.15)     $(0.07)         $(0.22)
8/1/07 to 9/30/07            12.16       --(2)(5)       --          0.59         0.59       (0.04)      (0.13)          (0.17)
8/1/06 to 7/31/07            10.73     0.10(2)        0.76(2)       0.92         1.78       (0.32)      (0.03)          (0.35)
8/4/05(6) to 7/31/06         10.00     0.07(2)        0.11(2)       0.60         0.78       (0.05)         --           (0.05)
CLASS C
10/1/07 to 9/30/08          $12.49   $(0.02)(2)      $0.32(2)     $(3.33)      $(3.03)     $(0.13)     $(0.07)         $(0.20)
8/1/07 to 9/30/07            12.09    (0.01)(2)         --          0.58         0.57       (0.04)      (0.13)          (0.17)
8/1/06 to 7/31/07            10.68       --(2)(5)     0.74(2)       0.94         1.68       (0.24)      (0.03)          (0.27)
8/4/05(6) to 7/31/06         10.00    (0.01)(2)       0.10(2)       0.61         0.70       (0.02)         --           (0.02)

-------------------
WEALTH BUILDER FUND
-------------------
CLASS A
10/1/07 to 9/30/08          $12.81   $ 0.18(2)       $0.29(2)     $(2.92)      $(2.45)     $(0.24)     $(0.17)         $(0.41)
8/1/07 to 9/30/07            12.91     0.02(2)          --          0.53         0.55       (0.03)      (0.62)          (0.65)
8/1/06 to 7/31/07            11.89     0.20(2)        0.60(2)       0.86         1.66       (0.42)      (0.22)          (0.64)
8/4/05 to 7/31/06            12.07     0.15(2)        0.12(2)       0.40         0.67       (0.16)      (0.69)          (0.85)
8/1/04 to 7/31/05            10.89     0.11(2)        0.07(2)       1.10         1.28       (0.10)         --(5)        (0.10)
8/1/03(6) to 7/31/04         10.00     0.12(2)        0.01(2)       0.86         0.99       (0.10)         --           (0.10)
CLASS C
10/1/07 to 9/30/08          $12.74   $ 0.09(2)       $0.30(2)     $(2.92)      $(2.53)     $(0.16)     $(0.17)         $(0.33)
8/1/07 to 9/30/07            12.85       --(2)(5)       --          0.54         0.54       (0.03)      (0.62)          (0.65)
8/1/06 to 7/31/07            11.84     0.10(2)        0.60(2)       0.86         1.56       (0.33)      (0.22)          (0.55)
8/4/05 to 7/31/06            12.02     0.06(2)        0.12(2)       0.40         0.58       (0.07)      (0.69)          (0.76)
8/1/04 to 7/31/05            10.86     0.02(2)        0.07(2)       1.10         1.19       (0.03)         --(5)        (0.03)
8/1/03(6) to 7/31/04         10.00     0.04(2)        0.01(2)       0.85         0.90       (0.04)         --           (0.04)

--------------------
WEALTH GUARDIAN FUND
--------------------
CLASS A
10/1/07 to 9/30/08          $12.01   $ 0.26(2)       $0.19(2)     $(2.32)      $(1.87)     $(0.26)     $(0.10)         $(0.36)
8/1/07 to 9/30/07            12.02     0.02(2)          --          0.40         0.42       (0.05)      (0.38)          (0.43)
8/1/06 to 7/31/07            11.31     0.27(2)        0.46(2)       0.59         1.32       (0.43)      (0.18)          (0.61)
8/4/05 to 7/31/06            11.61     0.22(2)        0.10(2)       0.18         0.50       (0.23)      (0.57)          (0.80)
8/1/04 to 7/31/05            10.74     0.17           0.06          0.81         1.04       (0.17)         --(5)        (0.17)
8/1/03(6) to 7/31/04         10.00     0.17             --(5)       0.74         0.91       (0.17)         --           (0.17)

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                                                              RATIO OF GROSS      RATIO OF
                                                                 EXPENSES           NET
             NET                    NET       RATIO OF NET      TO AVERAGE       INVESTMENT
            ASSET                 ASSETS,       OPERATING       NET ASSETS         INCOME
CHANGE IN  VALUE,                 END OF       EXPENSES TO    (BEFORE WAIVERS    (LOSS) TO   PORTFOLIO
NET ASSET  END OF    TOTAL        PERIOD       AVERAGE NET         AND          AVERAGE NET   TURNOVER
  VALUE    PERIOD  RETURN(1)  (IN THOUSANDS)    ASSETS(8)   REIMBURSEMENTS)(8)     ASSETS       RATE
------------------------------------------------------------------------------------------------------



 $(1.18)   $10.62   (8.94)%      $267,294      0.31%              0.52%           0.89%         32%
   0.65     11.80    6.45(4)      109,620      0.34(3)            0.54(3)         1.74(3)       18(4)
   0.52     11.15    6.76          95,230      0.26               0.51            1.61          11
   0.63     10.63    6.72(4)        1,231      0.20(3)           31.52(3)         1.11(3)       81(4)

 $(1.20)   $10.50   (9.71)%      $137,964      1.06%              1.27%           0.14%         32%
   0.63     11.70    6.32(4)       68,343      1.09(3)            1.29(3)         0.99(3)       18(4)
   0.49     11.07    6.01          60,669      1.01               1.26            0.93          11
   0.58     10.58    6.16(4)          581      0.95(3)           46.88(3)         0.38(3)       81(4)


 $(3.21)   $ 9.37  (24.20)%      $  7,290      0.29%(7)           0.96%           0.56%         30%
   0.42     12.58    4.83(4)        9,647      0.28(3)            0.83(3)         0.19(3)        1(4)
   1.43     12.16   16.75           8,806      0.06               0.97            0.79          50
   0.73     10.73    7.82(4)        3,208      0.09(3)(7)         7.43(3)         0.63(3)       13(4)

 $(3.23)   $ 9.26  (24.68)%      $  3,562      1.04%(7)           1.72%          (0.20)%        30%
   0.40     12.49    4.69(4)        4,478      1.04(3)            1.58(3)        (0.54)(3)       1(4)
   1.41     12.09   15.85           3,818      0.80               1.79            0.04          50
   0.68     10.68    6.97(4)        2,379      0.83(3)(7)         8.19(3)        (0.12)(3)      13(4)


 $(2.86)   $ 9.95  (19.66)%      $ 41,396      0.21%(7)           0.45%           1.57%         23%
  (0.10)    12.81    4.23(4)       58,663      0.26(3)            0.49(3)         0.72(3)        2(4)
   1.02     12.91   14.16          56,857      0.06               0.45            1.54          43
  (0.18)    11.89    5.76          51,755      0.20(7)            0.45            1.25          74
   1.18     12.07   11.76          47,934      0.40               0.45            0.93           4
   0.89     10.89    9.89          29,566      0.40               0.77            1.11           0

 $(2.86)   $ 9.88  (20.35)%      $ 50,007      0.96%(7)           1.20%           0.81%         23%
  (0.11)    12.74    4.17(4)       77,181      1.01(3)            1.24(3)        (0.03)(3)       2(4)
   1.01     12.85   13.29          76,049      0.80               1.20            0.79          43
  (0.18)    11.84    4.99          75,168      0.96(7)            1.19            0.48          74
   1.16     12.02   11.01          84,281      1.15               1.20            0.19           4
   0.86     10.86    9.03          58,012      1.15               1.47            0.34           0


 $(2.23)   $ 9.78  (15.94)%      $ 23,358      0.22%(7)           0.47%           2.36%         24%
  (0.01)    12.01    3.48(4)       29,742      0.27(3)            0.48(3)         1.15(3)        2(4)
   0.71     12.02   11.82          29,304      0.05               0.46            2.28          41
  (0.30)    11.31    4.43          24,768      0.26(7)            0.56            1.92          67
   0.87     11.61    9.74          20,696      0.52               0.65            1.56           5
   0.74     10.74    9.15          10,182      0.52               1.35            1.92           1

                       See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            NET
                           ASSET       NET        CAPITAL GAIN        NET          TOTAL     DIVIDENDS  DISTRIBUTIONS
                           VALUE,   INVESTMENT    DISTRIBUTIONS   REALIZED AND     FROM      FROM NET     FROM NET
                         BEGINNING    INCOME     RECEIVED FROM     UNREALIZED   INVESTMENT  INVESTMENT    REALIZED         TOTAL
                         OF PERIOD    (LOSS)    AFFILIATED FUNDS   GAIN (LOSS)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
--------------------
WEALTH GUARDIAN FUND
   (CONTINUED)
--------------------
CLASS C
10/1/07 to 9/30/08         $11.98    $0.18(2)        $0.20(2)        $(2.33)      $(1.95)     $(0.18)     $(0.10)         $(0.28)
8/1/07 to 9/30/07           12.00     0.01(2)           --             0.40         0.41       (0.05)      (0.38)          (0.43)
8/1/06 to 7/31/07           11.30     0.18(2)         0.46(2)          0.58         1.22       (0.34)      (0.18)          (0.52)
8/4/05 to 7/31/06           11.60     0.12(2)         0.10(2)          0.19         0.41       (0.14)      (0.57)          (0.71)
8/1/04 to 7/31/05           10.72     0.09            0.06             0.81         0.96       (0.08)         --(5)        (0.08)
8/1/03(6) to 7/31/04        10.00     0.12            0.01             0.70         0.83       (0.11)         --           (0.11)

---------
BOND FUND
---------
CLASS A
10/1/07 to 9/30/08         $10.21    $0.42(2)       $   --           $(0.45)      $(0.03)     $(0.43)     $   --          $(0.43)
10/1/06 to 9/30/07          10.27     0.44(2)           --            (0.05)        0.39       (0.45)         --           (0.45)
10/1/05 to 9/30/06          10.46     0.43(2)           --            (0.06)        0.37       (0.41)      (0.15)          (0.56)
10/1/04 to 9/30/05          10.63     0.34(2)           --            (0.11)        0.23       (0.34)      (0.06)          (0.40)
10/1/03 to 9/30/04          10.68     0.36(2)           --             0.08         0.44       (0.42)      (0.07)          (0.49)
CLASS B
10/1/07 to 9/30/08         $10.01    $0.33(2)       $   --           $(0.43)      $(0.10)     $(0.36)     $   --          $(0.36)
10/1/06 to 9/30/07          10.07     0.35(2)           --            (0.04)        0.31       (0.37)         --           (0.37)
10/1/05 to 9/30/06          10.28     0.34(2)           --            (0.06)        0.28       (0.34)      (0.15)          (0.49)
10/1/04 to 9/30/05          10.44     0.25(2)           --            (0.09)        0.16       (0.26)      (0.06)          (0.32)
10/1/03 to 9/30/04          10.50     0.28(2)           --             0.08         0.36       (0.35)      (0.07)          (0.42)
CLASS C
10/1/07 to 9/30/08         $10.04    $0.31(2)       $   --           $(0.41)      $(0.10)     $(0.36)     $   --          $(0.36)
10/1/06 to 9/30/07          10.09     0.35(2)           --            (0.03)        0.32       (0.37)         --           (0.37)
10/1/05 to 9/30/06          10.30     0.34(2)           --            (0.06)        0.28       (0.34)      (0.15)          (0.49)
10/1/04 to 9/30/05          10.46     0.25(2)           --            (0.09)        0.16       (0.26)      (0.06)          (0.32)
10/1/03 to 9/30/04          10.52     0.28(2)           --             0.08         0.36       (0.35)      (0.07)          (0.42)
CLASS I
10/1/07 to 9/30/08         $10.32    $0.53(2)      $    --           $(0.54)      $(0.01)     $(0.45)     $   --          $(0.45)
10/1/06 to 9/30/07          10.36     0.46(2)           --            (0.02)        0.44       (0.48)         --           (0.48)
10/1/05 to 9/30/06          10.56     0.47(2)           --            (0.08)        0.39       (0.44)      (0.15)          (0.59)
10/1/04 to 9/30/05          10.73     0.37(2)           --            (0.11)        0.26       (0.37)      (0.06)          (0.43)
10/1/03 to 9/30/04          10.78     0.40(2)           --             0.08         0.48       (0.46)      (0.07)          (0.53)

-----------------------
CA TAX-EXEMPT BOND FUND
-----------------------
CLASS A
10/1/07 to 9/30/08         $12.09    $0.46(2)       $   --           $(0.68)      $(0.22)     $(0.46)     $   --          $(0.46)
5/1/07 to 9/30/07           12.26     0.19(2)           --            (0.17)        0.02       (0.18)      (0.01)          (0.19)
5/1/06 to 4/30/07           12.19     0.47(2)           --             0.18         0.65       (0.48)      (0.10)          (0.58)
5/1/05 to 4/30/06           12.71     0.49(2)           --            (0.39)        0.10       (0.49)      (0.13)          (0.62)
5/1/04 to 4/30/05           12.49     0.48(2)           --             0.30         0.78       (0.47)      (0.09)          (0.56)
5/1/03 to 4/30/04           12.99     0.48              --            (0.38)        0.10       (0.47)      (0.13)          (0.60)

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                                                              RATIO OF GROSS     RATIO OF
                                                                 EXPENSES          NET
             NET                   NET                          TO AVERAGE      INVESTMENT
            ASSET                 ASSETS,     RATIO OF NET      NET ASSETS       INCOME
CHANGE IN  VALUE,                 END OF      EXPENSES TO        (BEFORE        (LOSS) TO    PORTFOLIO
NET ASSET  END OF   TOTAL         PERIOD       AVERAGE NET      WAIVERS AND     AVERAGE NET   TURNOVER
  VALUE    PERIOD  RETURN(1)  (IN THOUSANDS)    ASSETS(8)   REIMBURSEMENTS)(8)     ASSETS      RATE
------------------------------------------------------------------------------------------------------



 $(2.23)   $ 9.75  (16.59)%      $ 21,937       0.97%(7)          1.22%            1.64%         24%
  (0.02)    11.98    3.40(4)       32,320       1.01(3)           1.23(3)          0.39(3)        2(4)
   0.70     12.00   10.90          32,286       0.80              1.21             1.53          41
  (0.30)    11.30    3.63          33,776       1.03(7)           1.31             1.08          67
   0.88     11.60    9.03          40,252       1.27              1.40             0.80           5
   0.72     10.72    8.29          28,355       1.27              1.98             1.19           1


 $(0.46)   $ 9.75   (0.49)%      $ 23,823       1.12%(7)          1.17%            4.10%        325%
  (0.06)    10.21    4.09          29,077       1.12              1.12             4.25         266
  (0.19)    10.27    3.51          28,022       1.11              1.15             4.21         275
  (0.17)    10.46    2.14          29,501       1.15              1.19             3.20         221
  (0.05)    10.63    4.33          29,864       1.11              1.11             3.37         136

 $(0.46)   $ 9.55   (1.23)%      $  4,075       1.87%(7)          1.92%            3.35%        325%
  (0.06)    10.01    3.26           4,294       1.87              1.87             3.49         266
  (0.21)    10.07    2.80           5,459       1.88              2.30             3.43         275
  (0.16)    10.28    1.36           6,706       1.90              2.30             2.45         221
  (0.06)    10.44    3.54           7,375       1.90              2.07             2.69         136

 $(0.46)   $ 9.58   (1.14)%      $  2,839       1.86%(7)          1.92%            3.33%        325%
  (0.05)    10.04    3.25           1,534       1.87              1.87             3.50         266
  (0.21)    10.09    2.79           1,401       1.88              3.44             3.41         275
  (0.16)    10.30    1.35           2,038       1.90              2.90             2.44         221
  (0.06)    10.46    3.53           3,829       1.90              2.37             2.64         136

 $(0.46)   $ 9.86   (0.16)%      $141,830       0.76%(7)          0.85%            4.38%        325%
  (0.04)    10.32    4.32          52,044       0.87              0.87             4.49         266
  (0.20)    10.36    3.84          63,156       0.82              0.82             4.59         275
  (0.17)    10.56    2.44          30,126       0.89              0.89             3.45         221
  (0.05)    10.73    4.54          39,476       0.80              0.80             3.72         136


 $(0.68)   $11.41   (1.94)%      $ 34,197       0.85%             1.01%            3.82%         10%
  (0.17)    12.09    0.18(4)       39,094       0.88(3)           1.05(3)          3.74(3)        4(4)
   0.07     12.26    5.40          42,243       0.87              1.10             3.81          19
  (0.52)    12.19    0.71          46,214       1.02(7)           1.28             3.89           8
   0.22     12.71    6.48          53,113       1.19              1.19             3.78          11
  (0.50)    12.49    0.71          57,334       1.19              1.19             3.69          11

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                           NET
                          ASSET       NET         NET        TOTAL    DIVIDENDS DISTRIBUTIONS
                          VALUE,  INVESTMENT REALIZED AND    FROM     FROM NET     FROM NET                    CHANGE
                        BEGINNING   INCOME    UNREALIZED  INVESTMENT INVESTMENT    REALIZED       TOTAL        IN NET
                        OF PERIOD   (LOSS)    GAIN (LOSS) OPERATIONS   INCOME       GAINS     DISTRIBUTIONS ASSET VALUE
-----------------------------------------------------------------------------------------------------------------------
-----------------------
CA TAX-EXEMPT BOND FUND
   (CONTINUED)
-----------------------
CLASS I
10/1/07 to 9/30/08        $12.08   $0.49(2)     $(0.67)     $(0.18)    $(0.49)     $   --        $(0.49)      $(0.67)
5/1/07 to 9/30/07          12.25    0.20(2)      (0.17)       0.03      (0.19)      (0.01)        (0.20)       (0.17)
9/29/06(6) to 4/30/07      12.43    0.28(2)      (0.06)       0.22      (0.30)      (0.10)        (0.40)       (0.18)

--------------
CORE BOND FUND
--------------
CLASS A
10/1/07 to 9/30/08        $ 8.32   $0.37(2)     $(0.55)     $(0.18)    $(0.39)     $   --        $(0.39)      $(0.57)
11/1/06 to 9/30/07          8.24    0.33(2)       0.11        0.44      (0.36)         --         (0.36)        0.08
11/1/05 to 10/31/06         8.26    0.35(2)       0.02        0.37      (0.39)         --         (0.39)       (0.02)
11/1/04 to 10/31/05         8.65    0.32(2)      (0.29)       0.03      (0.42)         --         (0.42)       (0.39)
11/1/03 to 10/31/04         8.76    0.37(2)      (0.03)       0.34      (0.45)         --         (0.45)       (0.11)
11/1/02 to 10/31/03         8.93    0.39(2)      (0.04)       0.35      (0.52)         --         (0.52)       (0.17)

CLASS B
10/1/07 to 9/30/08        $ 8.26   $0.31(2)     $(0.55)     $(0.24)    $(0.33)     $   --        $(0.33)      $(0.57)
11/1/06 to 9/30/07          8.18    0.27(2)       0.12        0.39      (0.31)         --         (0.31)        0.08
11/1/05 to 10/31/06         8.21    0.29(2)       0.01        0.30      (0.33)         --         (0.33)       (0.03)
11/1/04 to 10/31/05         8.59    0.25(2)      (0.27)      (0.02)     (0.36)         --         (0.36)       (0.38)
11/1/03 to 10/31/04         8.71    0.31(2)      (0.05)       0.26      (0.38)         --         (0.38)       (0.12)
11/1/02 to 10/31/03         8.89    0.32(2)      (0.05)       0.27      (0.45)         --         (0.45)       (0.18)

CLASS C
10/1/07 to 9/30/08        $ 8.29   $0.31(2)     $(0.55)     $(0.24)    $(0.33)     $   --        $(0.33)      $(0.57)
11/1/06 to 9/30/07          8.21    0.27(2)       0.12        0.39      (0.31)         --         (0.31)        0.08
11/1/05 to 10/31/06         8.23    0.29(2)       0.02        0.31      (0.33)         --         (0.33)       (0.02)
11/1/04 to 10/31/05         8.62    0.25(2)      (0.28)      (0.03)     (0.36)         --         (0.36)       (0.39)
11/1/03 to 10/31/04         8.73    0.31(2)      (0.04)       0.27      (0.38)         --         (0.38)       (0.11)
11/1/02 to 10/31/03         8.91    0.32(2)      (0.05)       0.27      (0.45)         --         (0.45)       (0.18)

---------------
HIGH YIELD FUND
---------------
CLASS A
10/1/07 to 9/30/08        $ 4.89   $0.34(2)     $(0.90)     $(0.56)    $(0.35)     $   --        $(0.35)      $(0.91)
11/1/06 to 9/30/07          4.91    0.30(2)      (0.01)       0.29      (0.31)         --         (0.31)       (0.02)
11/1/05 to 10/31/06         4.88    0.31(2)       0.05        0.36      (0.33)         --         (0.33)        0.03
11/1/04 to 10/31/05         5.11    0.31(2)      (0.19)       0.12      (0.35)         --         (0.35)       (0.23)
11/1/03 to 10/31/04         5.02    0.33(2)       0.11        0.44      (0.35)         --         (0.35)        0.09
11/1/02 to 10/31/03(11)     4.51    0.35(2)       0.54        0.89      (0.38)         --         (0.38)        0.51

CLASS B
10/1/07 to 9/30/08        $ 4.81   $0.30(2)     $(0.88)     $(0.58)    $(0.31)     $   --        $(0.31)      $(0.89)
11/1/06 to 9/30/07          4.84    0.26(2)      (0.01)       0.25      (0.28)         --         (0.28)       (0.03)
11/1/05 to 10/31/06         4.81    0.26(2)       0.06        0.32      (0.29)         --         (0.29)        0.03
11/1/04 to 10/31/05         5.05    0.27(2)      (0.20)       0.07      (0.31)         --         (0.31)       (0.24)
11/1/03 to 10/31/04         4.96    0.29(2)       0.11        0.40      (0.31)         --         (0.31)        0.09
11/1/02 to 10/31/03(11)     4.47    0.31(2)       0.52        0.83      (0.34)         --         (0.34)        0.49

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                                              RATIO OF GROSS  RATIO OF
                                               EXPENSES TO       NET
  NET                   NET        RATIO OF      AVERAGE     INVESTMENT
 ASSET                ASSETS,         NET       NET ASSETS     INCOME
 VALUE,               END OF     EXPENSES TO (BEFORE WAIVERS  (LOSS) TO PORTFOLIO
 END OF   TOTAL       PERIOD       AVERAGE         AND         AVERAGE   TURNOVER
 PERIOD RETURN(1) (IN THOUSANDS)  NET ASSETS REIMBURSEMENTS) NET ASSETS    RATE
---------------------------------------------------------------------------------



 $11.41  (1.61)%     $ 27,893       0.60%         0.76%        4.07%       10%
  12.08   0.30(4)      28,277       0.64(3)       0.80(3)      3.99(3)      4(4)
  12.25   1.79(4)      28,952       0.64(3)       0.79(3)      3.90(3)     19(4)



 $ 7.75  (2.39)%     $ 55,351       1.00%         1.17%        4.50%       37%
   8.32   5.44(4)      63,165       1.05(3)       1.24(3)      4.33(3)     46(4)
   8.24   4.59         67,393       1.08(7)       1.24         4.28        48
   8.26   0.34         77,880       1.25          1.25         3.73        65
   8.65   3.95         92,278       1.18          1.18         4.29        45
   8.76   3.96        104,092       1.16          1.16         4.37       101


 $ 7.69  (3.00)%     $  1,207       1.75%         1.92%        3.74%       37%
   8.26   4.68(4)       1,604       1.80(3)       2.01(3)      3.58(3)     46(4)
   8.18   3.72          1,749       1.84(7)       1.98         3.54        48
   8.21  (0.29)         2,390       2.00          2.00         2.97        65
   8.59   3.10          3,668       1.93          1.93         3.57        45
   8.71   3.08          6,628       1.91          1.91         3.62       101


 $ 7.72  (3.10)%     $  1,385       1.75%         1.92%        3.76%       37%
   8.29   4.76(4)       1,225       1.80(3)       1.99(3)      3.58(3)     46(4)
   8.21   3.84          1,299       1.83(7)       1.99         3.54        48
   8.23  (0.40)         1,273       2.00          2.00         2.99        65
   8.62   3.21          1,298       1.93          1.93         3.57        45
   8.73   3.06          1,385       1.91          1.91         3.63       101



 $ 3.98 (12.10)%     $ 92,907       1.34%         1.34%        7.41%      100%
   4.89   6.06(4)     125,200       1.39(3)       1.39(3)      6.59(3)    102(4)
   4.91   7.52        132,408       1.37          1.37         6.25       161
   4.88   2.37        144,060       1.36          1.36         6.23        59
   5.11   8.85        174,527       1.32          1.32         6.57        99
   5.02  20.54        192,428       1.32          1.32         7.17       176


 $ 3.92 (12.59)%     $  1,366       2.08%         2.08%        6.63%      100%
   4.81   5.22(4)       2,597       2.13(3)       2.13(3)      5.78(3)    102(4)
   4.84   6.83          4,595       2.12          2.12         5.46       161
   4.81   1.46          7,791       2.11          2.11         5.47        59
   5.05   8.18         14,574       2.07          2.07         5.90        99
   4.96  19.39         22,499       2.07          2.07         6.43       176

                       See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           NET
                                   NET                  REALIZED
                                  ASSET        NET          AND                  TOTAL     DIVIDENDS  DISTRIBUTIONS
                                  VALUE,   INVESTMENT  UNREALIZED   PAYMENT      FROM      FROM NET      FROM NET
                                BEGINNING    INCOME       GAIN         BY     INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD    (LOSS)      (LOSS)    AFFILIATE  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------
HIGH YIELD FUND (CONTINUED)
----------------------------

CLASS C
10/1/07 to 9/30/08                $ 4.84    $ 0.30(2)    $(0.89)        --      $(0.59)    $ (0.31)        $--          $ (0.31)
11/1/06 to 9/30/07                  4.87      0.26(2)     (0.01)        --        0.25       (0.28)         --            (0.28)
11/1/05 to 10/31/06                 4.84      0.27(2)      0.05         --        0.32       (0.29)         --            (0.29)
11/1/04 to 10/31/05                 5.07      0.27(2)     (0.19)        --        0.08       (0.31)         --            (0.31)
11/1/03 to 10/31/04                 4.99      0.29(2)      0.10         --        0.39       (0.31)         --            (0.31)
11/1/02 to 10/31/03(11)             4.49      0.31(2)      0.53         --        0.84       (0.34)         --            (0.34)

----------------------------
MONEY MARKET FUND
----------------------------
CLASS A
10/1/07 to 9/30/08                $ 1.00    $ 0.03       $(0.01)      0.01      $ 0.03     $ (0.03)        $--(5)       $ (0.03)
11/1/06 to 9/30/07                  1.00      0.04           --         --        0.04       (0.04)         --            (0.04)
11/1/05 to 10/31/06                 1.00      0.04           --         --        0.04       (0.04)         --            (0.04)
11/1/04 to 10/31/05                 1.00      0.02           --         --        0.02       (0.02)         --            (0.02)
11/1/03 to 10/31/04                 1.00     0.007           --         --       0.007      (0.007)         --           (0.007)
11/1/02 to 10/31/03                 1.00     0.010           --         --       0.010      (0.010)         --           (0.010)

----------------------------
MULTI-SECTOR FIXED INCOME FUND
----------------------------
CLASS A
10/1/07 to 9/30/08                $10.89    $ 0.68(2)    $(1.66)        --      $(0.98)    $ (0.68)        $--          $ (0.68)
11/1/06 to 9/30/07                 10.88      0.56(2)     (0.03)        --        0.53       (0.52)         --            (0.52)
11/1/05 to 10/31/06                10.63      0.59(2)      0.21         --        0.80       (0.55)         --            (0.55)
11/1/04 to 10/31/05                11.16      0.59(2)     (0.40)        --        0.19       (0.72)         --            (0.72)
11/1/03 to 10/31/04                10.85      0.69(2)      0.34         --        1.03       (0.72)         --            (0.72)
11/1/02 to 10/31/03(11)             9.82      0.71         0.99         --        1.70       (0.67)         --            (0.67)
CLASS B
10/1/07 to 9/30/08                $10.88    $ 0.60       $(1.66)        --      $(1.06)    $ (0.60)        $--          $ (0.60)
11/1/06 to 9/30/07                 10.87      0.48(2)     (0.02)        --        0.46       (0.45)         --            (0.45)
11/1/05 to 10/31/06                10.61      0.51(2)      0.22         --        0.73       (0.47)         --            (0.47)
11/1/04 to 10/31/05                11.13      0.50(2)     (0.40)        --        0.10       (0.62)         --            (0.62)
11/1/03 to 10/31/04                10.82      0.61(2)      0.33         --        0.94       (0.63)         --            (0.63)
11/1/02 to 10/31/03(11)             9.80      0.63         0.98         --        1.61       (0.59)         --            (0.59)
CLASS C
10/1/07 to 9/30/08                $10.94    $ 0.61       $(1.68)        --      $(1.07)    $ (0.60)        $--          $ (0.60)
11/1/06 to 9/30/07                 10.93      0.48(2)     (0.02)        --        0.46       (0.45)         --            (0.45)
11/1/05 to 10/31/06                10.67      0.51(2)      0.22         --        0.73       (0.47)         --            (0.47)
11/1/04 to 10/31/05                11.18      0.51(2)     (0.40)        --        0.11       (0.62)         --            (0.62)
11/1/03 to 10/31/04                10.87      0.61(2)      0.33         --        0.94       (0.63)         --            (0.63)
11/1/02 to 10/31/03(11)             9.84      0.64         0.98         --        1.62       (0.59)         --            (0.59)

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                                                                    RATIO OF GROSS    RATIO OF
                                                                     EXPENSES TO         NET
                NET                       NET         RATIO OF         AVERAGE       INVESTMENT
               ASSET                    ASSETS,          NET          NET ASSETS       INCOME
   CHANGE     VALUE,                    END OF       EXPENSES TO   (BEFORE WAIVERS    (LOSS) TO   PORTFOLIO
   IN NET     END OF     TOTAL          PERIOD         AVERAGE           AND           AVERAGE     TURNOVER
ASSET VALUE   PERIOD   RETURN(1)    (IN THOUSANDS)    NET ASSETS   REIMBURSEMENTS)   NET ASSETS      RATE
-----------------------------------------------------------------------------------------------------------


  $(0.90)     $ 3.94    (12.72)%       $  1,465        2.09%            2.09%          6.66%        100%
   (0.03)       4.84      5.20(4)         2,081        2.14(3)          2.14(3)        5.89(3)      102(4)
    0.03        4.87      6.80            1,585        2.12             2.12           5.48         161
   (0.23)       4.84      1.66            1,758        2.11             2.11           5.48          59
    0.08        5.07      8.14            1,990        2.07             2.07           5.87          99
    0.50        4.99     19.30            2,877        2.07             2.07           6.43         176


  $   --      $ 1.00      2.87%(12)    $ 85,534        0.77%            0.77%          2.81%        N/A
      --        1.00      4.22(4)        96,819        0.86(3)          0.86(3)        4.55(3)      N/A
      --        1.00      4.04           99,779        0.84             0.90           3.95         N/A
      --        1.00      2.00          111,395        0.85             0.89           1.94         N/A
      --        1.00      0.66          139,996        0.65             0.92           0.65         N/A
      --        1.00      1.00          156,098        0.37             0.87           1.00         N/A


  $(1.66)     $ 9.23     (9.46)%       $ 88,744        1.15%            1.15%          6.54%         91%
    0.01       10.89      4.95(4)       113,458        1.19(3)          1.19(3)        5.55(3)       92(4)
    0.25       10.88      7.74          113,362        1.17             1.17           5.52          96
   (0.53)      10.63      1.73          113,885        1.20             1.20           5.36         136
    0.31       11.16      9.78          116,079        1.18             1.18           6.30         156
    1.03       10.85     17.73          113,345        1.24             1.24           6.68         204

  $(1.66)     $ 9.22    (10.16)%       $ 11,969        1.90%            1.90%          5.80%         91%
    0.01       10.88      4.25(4)        14,205        1.94(3)          1.94(3)        4.80(3)       92(4)
    0.26       10.87      7.05           14,147        1.92             1.92           4.78          96
   (0.52)      10.61      0.91           16,879        1.95             1.95           4.61         136
    0.31       11.13      8.99           21,554        1.93             1.93           5.56         156
    1.02       10.82     16.84           26,754        1.99             1.99           5.94         204

  $(1.67)     $ 9.27    (10.20)%       $ 16,828        1.90%            1.90%          5.80%         91%
    0.01       10.94      4.22(4)        20,677        1.94(3)          1.94(3)        4.81(3)       92(4)
    0.26       10.93      7.00           17,222        1.91             1.91           4.77          96
   (0.51)      10.67      0.99           15,175        1.95             1.95           4.62         136
    0.31       11.18      8.95           10,941        1.93             1.93           5.56         156
    1.03       10.87     16.99            8,902        2.00(10)         2.00           5.93         204

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                               NET
                              ASSET         NET           NET          TOTAL      DIVIDENDS   DISTRIBUTIONS
                              VALUE,    INVESTMENT   REALIZED AND      FROM       FROM NET       FROM NET
                            BEGINNING     INCOME      UNREALIZED    INVESTMENT   INVESTMENT      REALIZED         TOTAL
                            OF PERIOD    (LOSS)(2)    GAIN (LOSS)   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
--------------------------
SENIOR FLOATING RATE FUND
--------------------------
CLASS A
1/31/08(6) to 9/30/08         $10.00     $ 0.41         $(0.61)       $(0.20)      $(0.39)       $   --          $(0.39)
CLASS C
1/31/08(6) to 9/30/08         $10.00     $ 0.37         $(0.61)       $(0.24)      $(0.35)       $   --          $(0.35)
CLASS I
1/31/08(6) to 9/30/08         $10.00     $ 0.43         $(0.61)       $(0.18)      $(0.41)       $   --          $(0.41)

--------------------------
WORLDWIDE STRATEGIES FUND
--------------------------
CLASS A
10/1/07 to 9/30/08            $11.59     $ 0.13         $(3.59)       $(3.46)      $(0.09)       $(0.22)         $(0.31)
7/1/07 to 9/30/07              12.15       0.02           0.20          0.22        (0.08)        (0.70)          (0.78)
7/1/06 to 6/30/07               9.86       0.11           2.30          2.41        (0.12)           --           (0.12)
7/1/05 to 6/30/06               8.38       0.07           1.51          1.58        (0.10)           --           (0.10)
7/1/04 to 6/30/05               7.72       0.08           0.68          0.76        (0.10)           --           (0.10)
7/1/03 to 6/30/04               6.37       0.03           1.41          1.44        (0.09)           --           (0.09)
CLASS B
10/1/07 to 9/30/08            $10.48     $ 0.04         $(3.22)       $(3.18)      $(0.02)       $(0.22)         $(0.24)
7/1/07 to 9/30/07              11.04         --(5)        0.18          0.18        (0.04)        (0.70)          (0.74)
7/1/06 to 6/30/07               8.98       0.02           2.10          2.12        (0.06)           --           (0.06)
7/1/05 to 6/30/06               7.65         --(5)        1.37          1.37        (0.04)           --           (0.04)
7/1/04 to 6/30/05               7.05       0.02           0.63          0.65        (0.05)           --           (0.05)
7/1/03 to 6/30/04               5.81      (0.02)          1.28          1.26        (0.02)           --           (0.02)
CLASS C
10/1/07 to 9/30/08            $10.44     $ 0.05         $(3.22)       $(3.17)      $(0.02)       $(0.22)         $(0.24)
7/1/07 to 9/30/07              11.01         --(5)        0.17          0.17        (0.04)        (0.70)          (0.74)
7/1/06 to 6/30/07               8.95       0.02           2.10          2.12        (0.06)           --           (0.06)
7/1/05 to 6/30/06               7.62         --(5)        1.37          1.37        (0.04)           --           (0.04)
7/1/04 to 6/30/05               7.03       0.02           0.62          0.64        (0.05)           --           (0.05)
7/1/03 to 6/30/04               5.80      (0.01)          1.27          1.26        (0.03)           --           (0.03)

Footnote Legend

(1) Sales charges, where applicable, are not reflected in the total return calculation.
(2)  Computed using average shares outstanding.
(3)  Annualized.
(4)  Not annualized.
(5)  Amount is less than $0.005.
(6)  Inception date.
(7) Represents blended net expense ratio. See Note 3 in the Notes to Financial Statements.
(8) The Fund of Funds will also indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(9) The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
(10) For the period ended, the ratio of net operating expenses excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.

                        See Notes to Financial Statements

                                                                  RATIO OF GROSS     RATIO OF
                                                                      EXPENSES          NET
                NET                     NET           RATIO OF       TO AVERAGE     INVESTMENT
               ASSET                   ASSETS,          NET          NET ASSETS       INCOME
   CHANGE     VALUE,                   END OF       EXPENSES TO   (BEFORE WAIVERS    (LOSS) TO   PORTFOLIO
   IN NET     END OF     TOTAL         PERIOD         AVERAGE           AND           AVERAGE     TURNOVER
ASSET VALUE   PERIOD   RETURN(1)   (IN THOUSANDS)    NET ASSETS   REIMBURSEMENTS)   NET ASSETS      RATE
----------------------------------------------------------------------------------------------------------
  $(0.59)     $ 9.41    (2.12)%(4)    $ 14,349        1.20%(3)        1.80%(3)        6.25%(3)     27%(4)

  $(0.59)     $ 9.41    (2.59)%(4)    $    359        1.95%(3)        2.57%(3)        5.58%(3)     27%(4)

  $(0.59)     $ 9.41    (1.96)%(4)    $    232        0.95%(3)        1.56%(3)        6.51%(3)     27%(4)


  $(3.77)     $ 7.82   (30.50)%       $ 73,003        1.65%           1.65%           1.31%        62%
   (0.56)      11.59     1.93(4)       116,983        1.60(3)         1.60(3)         0.59(3)      15(4)
    2.29       12.15    24.61          117,709        1.61            1.64            1.01         74
    1.48        9.86    18.90          102,783        1.60            1.70            0.76        124
    0.66        8.38     9.80          100,469        1.57            1.57            0.97         49
    1.35        7.72    22.65          107,520        1.62            1.62            0.46        122

  $(3.42)     $ 7.06   (30.93)%       $  2,379        2.39%           2.39%           0.49%        62%
   (0.56)      10.48     1.65(4)         4,945        2.35(3)         2.35(3)        (0.15)(3)     15(4)
    2.06       11.04    23.76            5,074        2.36            2.39            0.22         74
    1.33        8.98    17.92            5,395        2.35            2.45            0.01        124
    0.60        7.65     9.14            5,096        2.32            2.32            0.23         49
    1.24        7.05    21.78            5,987        2.37            2.37           (0.34)       122

  $(3.41)     $ 7.03   (30.95)%       $  1,149        2.40%           2.40%           0.55%        62%
   (0.57)      10.44     1.67(4)         1,857        2.35(3)         2.35(3)        (0.15)(3)     15(4)
    2.06       11.01    23.74            1,838        2.36            2.38            0.23         74
    1.33        8.95    17.99            2,826        2.35            2.45           (0.03)       124
    0.59        7.62     9.03            2,876        2.32            2.32            0.22         49
    1.23        7.03    21.66            3,306        2.37            2.37           (0.18)       122

(11) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements and high yield debt instruments; previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for the Fund on the net investment income per share, net realized and unrealized gains (loss) per share and the ratio of net investment income to average net assets is as follows:

                                                             Net realized
                                                                 and
                                            Net investment    unrealized    Net investment
                                             income (loss)   gains (loss)    income ratio
                                   Year        Increase/       Increase/       Increase/
Fund                               Ended      (Decrease)      (Decrease)      (Decrease)
----                             --------   --------------   ------------   --------------
High Yield Fund
   Class A                       10/31/03       $(0.01)          $0.01          $(0.30)
   Class B                       10/31/03        (0.01)           0.01           (0.30)
   Class C                       10/31/03        (0.02)           0.02           (0.30)
Multi-Sector Fixed Income Fund
   Class A                       10/31/03       $(0.02)          $0.02          $(0.18)
   Class B                       10/31/03        (0.02)           0.02           (0.16)
   Class C                       10/31/03        (0.02)           0.02           (0.18)

(12) Total return includes the effect of a payment by affiliate. Without this effect, the total return would have been 1.87%. See Note 3 in the Notes to Financial Statements.

                        See Notes to Financial Statements

                           VIRTUS OPPORTUNITIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2008

1.   ORGANIZATION

     Effective October 1, 2008, the Phoenix Funds became Virtus Mutual Funds, and all of the Funds were renamed to reflect the new Virtus name. On October 20, 2008, the Trusts' names were also updated to reflect the new name.

     Virtus Opportunities Trust (formerly "Phoenix Opportunities Trust") (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     As of the date of this report, eighteen funds are offered for sale (each a "Fund"), of which fifteen are reported in this annual report. Each Funds' investment objective is outlined on the respective Fund summary page.

     The Funds offer the following classes of shares for sale:

                                     CLASS A   CLASS B   CLASS C   CLASS I
                                      SHARES    SHARES    SHARES    SHARES
                                     -------   -------   -------   -------
ALTERNATIVE FUNDS
Global Infrastructure Fund .......     [X]        --       [X]       [X]
International Real Estate
   Securities Fund ...............     [X]        --       [X]       [X]
Market Neutral Fund ..............     [X]       [X]       [X]        --

FUNDS OF FUNDS
Alternatives Diversifier Fund ....     [X]        --       [X]        --
Wealth Accumulator Fund ..........     [X]        --       [X]        --
Wealth Builder Fund ..............     [X]        --       [X]        --
Wealth Guardian Fund .............     [X]        --       [X]        --

FIXED INCOME FUNDS
Bond Fund ........................     [X]       [X]       [X]       [X]
CA Tax-Exempt Bond Fund ..........     [X]        --        --       [X]
Core Bond Fund ...................     [X]       [X]       [X]        --
High Yield Fund ..................     [X]       [X]       [X]        --
Money Market Fund ................     [X]        --        --        --
Multi-Sector Fixed Income Fund ...     [X]       [X]       [X]        --
Senior Floating Rate Fund ........     [X]        --       [X]       [X]

INTERNATIONAL FUNDS
Worldwide Strategies Fund ........     [X]       [X]       [X]        --

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

     Class A shares for the Fixed Income Funds are sold with a front-end sales charge of up to 4.75%, except for the Money Market Fund. Class A shares for the Alternative Funds, Fund of Funds and International Funds are sold with a front-end sales charge of up to 5.75%. Class A shares of Money Market Fund are sold without a front-end sales charge. Generally, Class A shares are not subject to any charges when redeemed; however, a 1% contingent deferred sales charge may be imposed on certain redemptions made within one year following purchases on which a finder's fee has been paid with the exception of the Money Market Fund. The one year period begins on the last day of the month in which the purchase was made.

     Class B shares are generally sold with a contingent deferred sales charge, which declines from 5% to zero depending on the period of time the shares are held.

     Class C shares are generally sold with a 1%, or 1.25% for the Market Neutral Fund, contingent deferred sales charge if redeemed within one year of purchase.

     Class I shares are sold without a sales charge.

     Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Class I shares bear no distribution and/or service expenses. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A.   SECURITY VALUATION:

     Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

     Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to excessive volatility in the current market (please see note on Market Conditions - Note 18), valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

     For Funds of Funds, investments in the underlying funds are valued at each fund's net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

     As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

     Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis. On September 30, 2008, the Global Infrastructure Fund, International Real Estate Fund, Market Neutral Fund, and Worldwide Strategies Fund each utilized fair value pricing for their foreign stocks.

     Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At September 30, 2008, the total value of these securities represented approximately 4% of the net assets of the Senior Floating Rate Fund.

     Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

     The Money Market Fund uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The Trustees monitor the deviations between the Fund's net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any should be initiated to provide fair valuation. Using this method, the Fund attempts to maintain a constant net asset value of $1 per share.

B.   SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

     Dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.   INCOME TAXES:

     Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

     The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

     FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Funds' tax positions and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds' federal tax returns for the

                           VIRTUS OPPORTUNITIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

     prior three fiscal years remain subject to examination by the Internal Revenue Service.

D.   DISTRIBUTIONS TO SHAREHOLDERS:

     Distributions are recorded by each Fund on the ex-dividend date. For the CA Tax-Exempt Fund, Money Market Fund and the Multi-Sector Fixed Income Fund income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.   EXPENSES:

     Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

     In addition to the Net Annual Operating Expenses that the Funds bear directly, the shareholders in the Funds of Funds indirectly bear the Fund's pro-rata expenses of the underlying mutual funds in which each Fund invests.

F.   FOREIGN CURRENCY TRANSLATION:

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

G.   FOREIGN SECURITY COUNTRY DETERMINATION:

     A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H.   FORWARD CURRENCY CONTRACTS:

     Certain Funds may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

I.   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

     Certain Funds may engage in when-issued or delayed delivery transactions. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

J.   LOAN AGREEMENTS:

     Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

K.   CREDIT LINKED NOTES:

     Certain Funds may invest in credit linked notes which are usually issued by a special purpose vehicle that is selling credit protection through a credit default swap. The performance of the notes is linked to the performance of the underlying reference obligation. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Credit linked notes may also have risks with default by the referenced obligation, currency and/or interest rates.

L.   SHORT SALES:

     Certain funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss unlimited, and if the price declines during the period, the Fund will realize a gain limited. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

     At September 30, 2008, the value of securities sold short in the Market Neutral Fund amounted to $114,393 (reported in thousands) against which collateral of $235,911 (reported in thousands) was held. The collateral includes the deposits with broker for securities sold short and the long-term investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short appreciate in value, thereby increasing potential losses.

                           VIRTUS OPPORTUNITIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

M.   SECURITY LENDING:

     Certain Funds may loan securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

     At September 30, 2008, the following Funds had securities on loan as follows (reported in thousands):

                                 MARKET VALUE
                                      OF
                                  SECURITIES       CASH
FUND                                LOANED      COLLATERAL
----                             ------------   ----------
Core Bond Fund ................    $   371        $   386
High Yield Fund ...............     10,359         10,868
Worldwide Strategies Fund(1) ..     13,973         13,953

(1) Cash collateral is less than the market value of securities loaned due to significant market value changes on September 30, 2008. Collateral was subsequently adjusted on October 1, 2008 and the Fund remained in compliance.

     As of the close of business on September 17, 2008, Lehman Brothers Holding Inc. was in default of the security lending agreement with the High Yield Fund and the Worldwide Strategies Fund. As a result, State Street Bank and Trust Company as Securities Lending Agent took possession of the collateral and repurchased the securities in the Funds through open market purchases. Under Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("FAS 140"), the criteria for sales accounting have been met. As a result of recording the sale of the original securities out on loan at market value and the repurchase of the securities into the Funds at replacement value, the High Yield Fund and the Worldwide Strategies Fund had realized losses of ($25,775) and ($25,633), respectively, which did not have an impact on the financial statements or net asset values of the Funds. The transactions are being treated as non-taxable events.

N.   REPURCHASE AGREEMENTS:

     Certain Funds may invest in repurchase agreements. A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

3.   INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
     ($ reported in thousands except as noted)

     On February 7, 2008, The Phoenix Companies, Inc. ("PNX") announced its intention to spin off various subsidiaries constituting its asset management business to PNX's shareholders. Once spun off from PNX, the company holding the asset management subsidiaries, Virtus Investment Partners, Inc. ("Virtus"), will become an independent public company. The spinoff is expected to occur at a date later in the year based on regulatory approval. In preparation for this spinoff, certain of the asset management subsidiaries have changed their names to reflect the Virtus brand, including the Funds' adviser, Phoenix Investment Counsel, Inc., which is now known as Virtus Investment Advisers, Inc. (the "Adviser").

     As compensation for its services to the Trust, the Adviser, an indirect wholly-owned subsidiary of PNX, is entitled to a fee based upon the following annual rates as a percentage of the average daily assets of each
     Fund:

                                   1ST     $1+ BILLION -     $2+
                                 BILLION     $2 BILLION    BILLION
                                 -------   -------------   -------
Global Infrastructure Fund ...    0.65%        0.60%        0.55%
International Real Estate
   Securities Fund ...........    1.00%        0.95%        0.90%
CA Tax-Exempt Bond Fund ......    0.45%        0.40%        0.35%
Core Bond Fund ...............    0.45%        0.40%        0.35%
High Yield Fund ..............    0.65%        0.60%        0.55%
Money Market Fund ............    0.40%        0.35%        0.30%
Multi-Sector Fixed Income Fund    0.55%        0.50%        0.45%
Senior Floating Rate Fund ....    0.60%        0.55%        0.50%
Worldwide Strategies Fund ....    0.85%        0.80%        0.75%

     For the Funds shown below the individual rates are as follows:

Market Neutral Fund ............................   1.50%
Alternatives Diversifier Fund ..................   0.10%
Wealth Accumulator Fund ........................   0.10%
Wealth Builder Fund ............................   0.10%
Wealth Guardian Fund ...........................   0.10%
Bond Fund ......................................   0.50%

     The Adviser has voluntarily agreed to limit each Fund's total operating expenses (excluding interest, taxes, and extraordinary expenses), so that such expenses do not exceed the following percentages of the average daily net asset values for the following funds:

                                    CLASS A   CLASS B   CLASS C   CLASS I
                                    -------   -------   -------   -------
Global Infrastructure Fund(2) ...    1.15%       --      1.90%       --
Market Neutral Fund(1)(2) .......    1.77%     2.52%     2.52%       --
Alternatives Diversifier
   Fund(2) ......................    0.20%       --      0.20%       --
Wealth Accumulator
   Fund(2)(3) ...................    0.20%       --      0.20%       --
Wealth Builder Fund(2)(3) .......    0.20%       --      0.20%       --
Wealth Guardian Fund(2)(3) ......    0.20%       --      0.20%       --
Bond Fund(4)(5) .................    0.85%     1.60%     1.60%     0.60%
CA Tax-Exempt Bond
   Fund(4) ......................    0.85%       --        --      0.60%
Core Bond Fund(4) ...............    1.00%     1.75%     1.75%       --

(1)  Excluding dividends on short sales.

(2)  Excluding 12b-1 fees and acquired fund fees and expenses.

(3) The Adviser voluntarily agreed to limit the Fund's operating expenses as stated for the period October 1, 2007 through September 21, 2008. Effective September 22, 2008, the Adviser discontinued the voluntary expense cap.

(4)  The Adviser may discontinue this voluntary expense cap at any time.

(5) For the period October 1, 2007 through May 15, 2008, the expenses were limited as follows: Class A 1.15%, Class B 1.90%, Class C 1.90%, Class I 0.90%.

                           VIRTUS OPPORTUNITIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

The Adviser has contractually agreed to limit the below listed Funds total operating expenses (excluding interest, taxes, and extraordinary expenses) through January 31, 2009 so that such expenses do not exceed the following percentages of the average daily net asset values for the following funds:

                                 CLASS A   CLASS C   CLASS I
                                 -------   -------   -------
International Real Estate
   Securities Fund ...........    1.50%     2.25%     1.25%
Senior Floating Rate Fund ....    1.20%     1.95%     0.95%

Effective August 23, 2007, the Adviser may recapture operating expenses waived or reimbursed under this arrangement, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. Each Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations. All or a portion of the following Adviser reimbursed expenses through September 30, 2008 may be recaptured by the fiscal year ending:


                                                    EXPIRATION DATE
                                                  -------------------
                                                  2010   2011   TOTAL
                                                  ----   ----   -----
Global Infrastructure Fund ....................   $ 8    $ 51   $ 59
Market Neutral Fund ...........................    10     191    201
Alternatives Diversifier Fund .................    36     571    607
Wealth Accumulator Fund .......................     7      87     94
Wealth Builder Fund ...........................    29     274    303
Wealth Guardian Fund ..........................    12     137    149
Bond Fund .....................................    --      95     95
CA Tax-Exempt Bond Fund .......................     7     109    116
Core Bond Fund ................................    12     105    117
Senior Floating Rate Fund .....................    --      61     61

The Adviser manages the Funds' investment program and general operations of the Funds, including oversight of the Funds' subadvisers. The subadvisers to the funds are as follows:

FUND                                            SUBADVISER
----                            -------------------------------------------
Global Infrastructure
   Fund .....................   Duff & Phelps Investment Management Co.
                                ("DPIM")
International Real Estate
   Securities Fund ..........   Duff & Phelps Investment Management Co.
                                ("DPIM")
Market Neutral Fund(1) ......   The Boston Company Asset Management LLC
                                ("TBCAM")
Bond Fund ...................   SCM Advisors LLC ("SCM")

CA Tax-Exempt Bond Fund .....   Goodwin Capital Advisers, Inc. ("Goodwin")
Core Bond Fund ..............   Goodwin Capital Advisers, Inc. ("Goodwin")
High Yield Fund .............   SCM Advisors LLC ("SCM")
Money Market Fund ...........   Goodwin Capital Advisers, Inc. ("Goodwin")
Multi-Sector Fixed Income
   Fund .....................   Goodwin Capital Advisers, Inc. ("Goodwin")
Senior Floating
Rate Fund ...................   Goodwin Capital Advisers, Inc. ("Goodwin")
Worldwide Strategies Fund ...   Acadian Asset Management, Inc.
                                ("Acadian") and New Star Institutional
                                Managers Limited ("New Star")

DPIM, GOODWIN, AND SCM ARE INDIRECT, WHOLLY-OWNED SUBSIDIARIES OF PNX.

(1) AS OF JANUARY 10, 2008, TBCAM IS THE SUBADVISER TO THE FUND. FOR THE PERIOD JUNE 27, 2007 THROUGH JANUARY 9, 2008, EUCLID ADVISORS LLC ("EUCLID") SERVED AS THE SUBADVISER. EUCLID IS A WHOLLY-OWNED SUBSIDIARY OF ZWEIG ADVISERS LLC, (FORMERLY PHOENIX/ZWEIG ADVISERS), WHICH IS A WHOLLY-OWNED SUBSIDIARY OF VIRTUS. VIRTUS IS THE INDIRECT WHOLLY-OWNED ASSET MANAGEMENT SUBSIDIARY OF PNX. ZWEIG ADVISERS LLC AND EUCLID ARE AFFILIATED INVESTMENT ADVISERS.

As distributor of each Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Funds that it retained net selling commissions and deferred sales charges for the fiscal year (the "period") ended September 30, 2008, as follows:

                                        CLASS A      CLASS B    CLASS C
                                          NET       DEFERRED   DEFERRED
                                        SELLING      SALES      SALES
                                      COMMISSIONS    CHARGES    CHARGES
                                      -----------   --------   --------
Global Infrastructure Fund ........     $  5          $ --       $ 1
International Real Estate
   Securities Fund ................       --(1)         --        --
Market Neutral Fund ...............        1            12        --(1)
Alternatives Diversifier Fund .....      239            --        48
Wealth Accumulator Fund ...........        5            --         1
Wealth Builder Fund ...............       16            --         7
Wealth Guardian Fund ..............        7            --         2
Bond Fund .........................        1             2         1
CA Tax-Exempt Bond Fund ...........        1            --        --
Core Bond Fund ....................        3             3        --(1)
High Yield Fund ...................        4             3         1
Multi-Sector Fixed Income Fund ....        9             8         6
Worldwide Strategies Fund .........        3             8        --(1)

(1)  Amount is less than $500 (not reported in thousands).

In addition, each Fund pays PEPCO distribution and/or service fees at the following annual rates as a percentage of the average daily net assets of each respective class:

                                      CLASS A   CLASS B   CLASS C
                                      -------   -------   -------
Global Infrastructure Fund ........    0.25%       --      1.00%
International Real Estate
   Securities Fund ................    0.25%       --      1.00%
Market Neutral Fund ...............    0.25%     1.00%     1.00%
Alternatives Diversifier Fund .....    0.10%       --      0.85%
Wealth Accumulator Fund ...........    none        --      0.75%
Wealth Builder Fund ...............    none        --      0.75%
Wealth Guardian Fund ..............    none        --      0.75%
Bond Fund .........................    0.25%     1.00%     1.00%
CA Tax-Exempt Bond Fund ...........    0.25%       --        --
Core Bond Fund ....................    0.25%     1.00%     1.00%
High Yield Fund ...................    0.25%     1.00%     1.00%
Multi-Sector Fixed Income Fund ....    0.25%     1.00%     1.00%
Senior Floating Rate Fund .........    0.25%      --       1.00%
Worldwide Strategies Fund .........    0.25%     1.00%     1.00%

There are no distribution and/or service fees for Class I. The Money Market Fund does not have distribution and/or service fees.

To avoid duplication of distribution and/or service fees, each class of shares of the Funds of Funds has reduced the distribution and/or service fees by the amount of the underlying affiliated mutual funds' Class A and Class Y distribution and/or service fees. The net amounts are shown in the above table.

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

     Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

     PEPCO serves as the Administrator to the Trust. For its services, which include financial agent services, PEPCO receives an administration fee at an annual rate of 0.09% of the first $5 billion, 0.08% on the next $10 billion, and 0.07% over $15 billion of the average net assets across all non-money market funds in the Virtus Mutual Funds and certain other affiliated funds. For the money market funds, the fee is 0.035% of the average net assets across all money market funds within The Virtus Mutual Funds and certain other affiliated funds. For the period ended September 30, 2008, the Trust incurred administration fees totaling $1,087.

     PEPCO serves as the Trust's transfer agent. For the period ended September 30, 2008, transfer agent fees were $1,886 as reported in the Statements of Operations.

     At September 30, 2008, PNX and its affiliates, the retirement plans of PNX and its affiliates, and Virtus affiliated funds held shares of the funds which may be redeemed at any time that aggregated the following:

                                        AGGREGATE   NET ASSET
                                         SHARES       VALUE
                                       ----------   ---------
Global Infrastructure Fund,
   Class A .........................    6,184,881   $ 67,477
   Class C .........................       11,402        124
   Class I .........................        7,568         82
International Real Estate Securities
   Fund,
   Class A .........................    9,002,559     60,497
   Class C .........................       10,136         68
   Class I .........................       10,221         69
Market Neutral Fund,
   Class A .........................   11,087,607    108,769
Alternatives Diversifier Fund,
   Class C .........................       10,289        108
Bond Fund,
   Class A .........................    1,451,429     14,151
   Class C .........................       10,854    103,982
Core Bond Fund,
   Class C .........................           45         --(1)
Money Market Fund,
   Class A .........................      151,602        152
Senior Floating Rate Fund,
   Class A .........................    1,518,724     14,291
   Class C .........................       20,703        195
   Class I .........................       20,838        196

(1)  Amount is less than $500 (not reported in thousands).

     Until March 1, 2007, the Trust provided a deferred compensation plan to its trustees who were not officers of Virtus. Under the deferred compensation plan, trustees were able to elect to defer all or a portion of their compensation. Amounts deferred were retained by the Fund, and to the extent permitted by the 1940 Act, as amended, could have been invested in the shares of those Virtus Mutual Funds selected by the trustees. Investments in such funds are included in "Other assets" on the Statements of Assets and Liabilities at September 30, 2008.

     On September 16, 2008, certain subsidiaries of PNX purchased two short-term notes from the Money Market Fund. These notes were purchased at a price equal to the notes' par totaling $3,220,000, of which $1,127 (reported in thousands) was a contribution from certain subsidiaries of PNX representing the amount in excess of the estimated value of the notes determined in good faith.

4.   PURCHASES AND SALES OF SECURITIES
     ($ reported in thousands)

     Purchases and sales of investment securities for all Funds except the Money Market Fund (excluding U.S. Government securities and agency securities, forward currency contracts, futures and short-term securities) during the period ended September 30, 2008, were as follows:

                                   PURCHASES     SALES
                                   ---------   --------
Global Infrastructure Fund .....    $ 73,731   $ 40,181
International Real Estate
   Securities Fund .............      63,936      1,575
Market Neutral Fund ............     501,411    494,546
Alternatives Diversifier Fund...     362,415     88,212
Wealth Accumulator Fund ........       4,430      3,865
Wealth Builder Fund ............      26,123     41,325
Wealth Guardian Fund ...........      13,415     17,663
Bond Fund ......................      67,756     97,158
CA Tax-Exempt Bond .............       6,615      7,898
Core Bond Fund .................      11,817     14,609
High Yield Fund ................     107,079    120,140
Multi-Sector Fixed Income ......      82,519     87,179
Senior Floating Rate Fund ......      18,941      3,864
Worldwide Strategies Fund ......      64,134     74,008

     Purchases and sales of long term U.S. Government and agency securities for the Funds during the period ended September 30, 2008, were as follows:

                                   PURCHASES     SALES
                                   ---------   --------
Bond Fund ......................    $318,411   $317,018
Core Bond Fund .................      11,092     11,481
Multi-Sector Fixed Income ......      40,966     45,126

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

5.   CAPITAL SHARE TRANSACTIONS
     (reported in thousands)

     Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

                                   -------------------   -----------------   -----------------
                                   SHARES      AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
                                   ------     --------   ------   --------   ------   --------
--------------------------------   -------------------   -----------------   -----------------
                                        10/1/07 -             5/1/07 -            5/1/06 -
GLOBAL INFRASTRUCTURE FUND              9/30/08               9/30/07             4/30/07
--------------------------------   -------------------   -----------------   -----------------
   CLASS A
   Sale of shares                   3,531     $ 46,054   1,186    $ 16,030   2,533    $ 31,313
   Reinvestment of distributions      282        3,775     120       1,595      67         780
   Shares repurchased              (1,110)     (14,788)   (821)    (10,721)   (203)     (2,538)
                                   ------     --------   -----    --------   -----    --------
   Net increase / (decrease)        2,703     $ 35,041     485    $  6,904   2,397    $ 29,555
                                   ======     ========   =====    ========   =====    ========
   CLASS C
   Sale of shares                      44     $    586      20    $    262      52    $    649
   Reinvestment of distributions        7           98       3          36       3          29
   Shares repurchased                 (25)        (312)     (9)       (114)    (30)       (366)
                                   ------     --------   -----    --------   -----    --------
   Net increase / (decrease)           26     $    372      14    $    184      25    $    312
                                   ======     ========   =====    ========   =====    ========
   CLASS I(1)
   Sale of shares                       8     $    100      --    $     --      --    $     --
   Reinvestment of distributions       --(5)         1      --          --      --          --
   Shares repurchased                  --           --      --          --      --          --
                                   ------     --------   -----    --------   -----    --------
   Net increase / (decrease)            8     $    101      --    $     --      --    $     --
                                   ======     ========   =====    ========   =====    ========

--------------------------------   -------------------
INTERNATIONAL REAL ESTATE              10/1/07(2) -
   SECURITIES FUND                     9/30/08
--------------------------------   -------------------
   CLASS A
   Sale of shares                   9,133     $ 70,334
   Reinvestment of distributions       25          213
   Shares repurchased                 (97)        (802)
                                   ------     --------
   Net increase / (decrease)        9,061     $ 69,745
                                   ======     ========
   CLASS C
   Sale of shares                      94     $    794
   Reinvestment of distributions       --            2
   Shares repurchased                 (73)        (544)
                                   ------     --------
   Net increase / (decrease)           21     $    252
                                   ======     ========
   CLASS I
   Sale of shares                      10     $    100
   Reinvestment of distributions       --(5)         2
   Shares repurchased                  --           --
                                   ------     --------
   Net increase / (decrease)           10     $    102
                                   ======     ========

--------------------------------   -------------------   -----------------   -----------------
                                        10/1/07 -             11/1/06 -           11/1/05 -
MARKET NEUTRAL FUND                     9/0/08                9/30/07             10/31/06
--------------------------------   -------------------   -----------------   -----------------
   CLASS A
   Sale of shares                   9,220     $ 93,882    3,427   $ 37,237    5,692   $ 65,052
   Reinvestment of distributions       86          895       88        950       --         --
   Shares repurchased              (2,328)     (23,305)  (6,286)   (68,728)  (7,093)   (81,002)
                                   ------     --------   ------   --------   ------   --------
   Net increase / (decrease)        6,978     $ 71,472   (2,771)  $(30,541)  (1,401)  $(15,950)
                                   ======     ========   ======   ========   ======   ========
   CLASS B
   Sale of shares                      11     $    118       21   $    222       41   $    452
   Reinvestment of distributions        2           18        4         45       --         --
   Shares repurchased                 (97)        (972)    (166)    (1,732)    (320)    (3,550)
                                   ------     --------   ------   --------   ------   --------
   Net increase / (decrease)          (84)    $   (836)    (141)  $ (1,465)    (279)  $ (3,098)
                                   ======     ========   ======   ========   ======   ========
   CLASS C
   Sale of shares                      51     $    508       33   $    350      252   $  2,814
   Reinvestment of distributions        5           45       16        173       --         --
   Shares repurchased                (237)      (2,359)  (1,049)   (10,949)  (2,073)   (22,745)
                                   ------     --------   ------   --------   ------   --------
   Net increase / (decrease)         (181)    $ (1,806)  (1,000)  $(10,426)  (1,821)  $(19,931)
                                   ======     ========   ======   ========   ======   ========

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

                                      SHARES    AMOUNT    SHARES    AMOUNT   SHARES    AMOUNT
--------------------------------   -------------------   -----------------   -----------------
                                          10/1/07 -           8/1/07 -            8/1/06 -
ALTERNATIVES DIVERSIFIER FUND              9/30/08             9/30/07             7/31/07
--------------------------------   -------------------   -----------------   -----------------
   CLASS A
   Sale of shares                     20,960   $244,592   1,208    $13,656    8,790   $ 99,697
   Reinvestment of distributions         136      1,627      36        420       41        460
   Shares repurchased                 (5,205)   (59,586)   (498)    (5,615)    (405)    (4,654)
                                      ------   --------   -----    -------    -----   --------
   Net increase / (decrease)          15,891   $186,633     746    $ 8,461    8,426   $ 95,503
                                      ======   ========   =====    =======    =====   ========
   CLASS C
   Sale of shares                      8,893   $103,128     528    $ 5,893    5,586   $ 62,713
   Reinvestment of distributions          45        528      13        150       10        106
   Shares repurchased                 (1,644)   (18,894)   (182)    (2,048)    (168)    (1,912)
                                      ------   --------   -----    -------    -----   --------
   Net increase / (decrease)           7,294   $ 84,762     359    $ 3,995    5,428   $ 60,907
                                      ======   ========   =====    =======    =====   ========

--------------------------------   -------------------   -----------------   -----------------
                                          10/1/07 -           8/1/07 -            8/1/06 -
WEALTH ACCUMULATOR FUND                    9/30/08             9/30/07             7/31/07
--------------------------------   -------------------   -----------------   -----------------
   CLASS A
   Sale of shares                        162   $  1,866      51    $   612      472   $  5,599
   Reinvestment of distributions          13        156       9        112       17        197
   Shares repurchased                   (164)    (1,925)    (17)      (205)     (64)      (735)
                                      ------   --------   -----    -------    -----   --------
   Net increase / (decrease)              11   $     97      43    $   519      425   $  5,061
                                      ======   ========   =====    =======    =====   ========
   CLASS C
   Sale of shares                         92   $  1,036      54    $   659      162   $  1,863
   Reinvestment of distributions           4         48       3         38        6         73
   Shares repurchased                    (69)      (772)    (15)      (175)     (75)      (888)
                                      ------   --------   -----    -------    -----   --------
   Net increase / (decrease)              27   $    312      42    $   522       93   $  1,048
                                      ======   ========   =====    =======    =====   ========

--------------------------------   -------------------   -----------------   -----------------
                                          10/1/07 -           8/1/07 -            8/1/06 -
WEALTH BUILDER FUND                        9/30/08             9/30/07             7/31/07
--------------------------------   -------------------   -----------------   -----------------
   CLASS A
   Sale of shares                        489   $  5,817     122    $ 1,566      919   $ 11,761
   Reinvestment of distributions         162      2,002     169      2,168      201      2,528
   Shares repurchased                 (1,067)   (12,560)   (116)    (1,501)  (1,071)   (13,740)
                                      ------   --------   -----    -------    -----   --------
   Net increase / (decrease)            (416)  $ (4,741)    175    $ 2,233       49   $    549
                                      ======   ========   =====    =======    =====   ========
   CLASS C
   Sale of shares                        224   $  2,504     218    $ 2,774      734   $  9,313
   Reinvestment of distributions         218      2,741     123      1,566      215      2,681
   Shares repurchased                 (1,441)   (16,678)   (197)    (2,542)  (1,384)   (17,498)
                                      ------   --------   -----    -------    -----   --------
   Net increase / (decrease)            (999)  $(11,433)    144    $ 1,798     (435)  $ (5,504)
                                      ======   ========   =====    =======    =====   ========

--------------------------------   -------------------   -----------------   -----------------
                                          10/1/07 -            8/1/07 -           8/1/06 -
WEALTH GUARDIAN FUND                       9/30/08             9/30/07             7/31/07
--------------------------------   -------------------   -----------------   -----------------
   CLASS A
   Sale of shares                        523   $  6,027      67    $   802      617   $  7,397
   Reinvestment of distributions          69        790      71        848       93      1,102
   Shares repurchased                   (680)    (7,642)   (101)    (1,196)    (461)    (5,500)
                                      ------   --------   -----    -------    -----   --------
   Net increase / (decrease)             (88)  $   (825)     37    $   454      249   $  2,999
                                      ======   ========   =====    =======    =====   ========
   CLASS C
   Sale of shares                        152   $  1,729      79    $   938      295   $  3,491
   Reinvestment of distributions          22        260      33        393       41        485
   Shares repurchased                   (623)    (6,940)   (104)    (1,246)    (635)    (7,500)
                                      ------   --------   -----    -------    -----   --------
   Net increase / (decrease)            (449)  $ (4,951)      8    $    85     (299)  $ (3,524)
                                      ======   ========   =====    =======    =====   ========

--------------------------------   -------------------   -----------------
                                          10/1/07 -           10/1/06 -
BOND FUND                                  9/30/08              9/30/07
--------------------------------   -------------------   -----------------
   CLASS A
   Sale of shares                        339   $  3,490     425    $ 4,351
   Reinvestment of distributions         111      1,127     112      1,143
   Plan of Reorganization (Note 11)      125      1,283      --         --
   Shares repurchased                   (979)    (9,900)   (420)    (4,310)
                                      ------   --------   -----    -------
   Net increase / (decrease)            (404)  $ (4,000)    117    $ 1,184
                                      ======   ========   =====    =======

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

                                      -----------------   -----------------   -------------------
                                      SHARES    AMOUNT    SHARES     AMOUNT    SHARES      AMOUNT
                                      ------   --------   ------   --------   -------     -------
-----------------------------------   -----------------   -----------------
                                           10/1/07 -          10/1/06 -
BOND FUND (CONTINUED)                       9/30/08            9/30/07
-----------------------------------   -----------------   -----------------
   CLASS B
   Sale of shares                         95   $    955       25   $    256
   Reinvestment of distributions          10        103       12        120
   Plan of Reorganization (Note 11)       --         --       --         --
   Shares repurchased                   (107)    (1,077)    (150)    (1,513)
                                      ------   --------   ------   --------
   Net increase / (decrease)              (2)  $    (19)    (113)  $ (1,137)
                                      ======   ========   ======   ========
   CLASS C
   Sale of shares                        288   $  2,901       74   $    746
   Reinvestment of distributions           6         62        4         41
   Plan of Reorganization (Note 11)       40        402       --         --
   Shares repurchased                   (191)    (1,920)     (64)      (647)
                                      ------   --------   ------   --------
   Net increase / (decrease)             143   $  1,445       14   $    140
                                      ======   ========   ======   ========
   CLASS I
   Sale of shares                        400   $  4,110      442   $  4,581
   Reinvestment of distributions         290      2,946      184      1,899
   Plan of Reorganization (Note 11)   12,554    129,630       --         --
   Shares repurchased                 (3,900)   (39,912)  (1,675)   (17,320)
                                      ------   --------   ------   --------
   Net increase / (decrease)           9,344   $ 96,774   (1,049)  $(10,840)
                                      ======   ========   ======   ========

-----------------------------------   -----------------   -----------------   --------------------
                                          10/1/07 -           5/1/07 -              5/1/06 -
CA TAX-EXEMPT BOND FUND                     9/30/08           9/30/07                4/30/07
-----------------------------------   -----------------   -----------------   --------------------
   CLASS A
   Sale of shares                         44   $    528       10   $    122        55     $   680
   Reinvestment of distributions          68        814       30        362        94       1,161
   Plan of Reorganization (Note 11)       --         --       --         --         6          72
   Shares repurchased                   (350)    (4,220)    (253)    (3,037)     (499)     (6,124)
                                      ------   --------   ------   --------     -----     -------
   Net increase / (decrease)            (238)  $ (2,878)    (213)  $ (2,553)     (344)    $(4,211)
                                      ======   ========   ======   ========     =====     =======
   CLASS B
   Sale of shares                         --   $     --       --   $     --        --(5)  $    --(4)
   Reinvestment of distributions          --         --       --         --        --(5)       --(4)
   Plan of Reorganization (Note 11)       --         --       --         --        (6)        (72)
   Shares repurchased                     --         --       --         --        (7)        (84)
                                      ------   --------   ------   --------     -----     -------
   Net increase / (decrease)              --   $     --       --   $     --       (13)    $  (156)
                                      ======   ========   ======   ========     =====     =======
   CLASS I(3)
   Sale of shares                        549   $  6,638       57   $    684       130     $ 1,489
   Reinvestment of distributions          37        443       15        183        27         328
   Plan of Reorganization (Note 11)       --         --       --         --     2,503      31,008
   Shares repurchased                   (481)    (5,811)     (95)    (1,129)     (296)     (3,526)
                                      ------   --------   ------   --------     -----     -------
   Net increase / (decrease)             105   $  1,270      (23)  $   (262)    2,364     $29,299
                                      ======   ========   ======   ========     =====     =======

                                      -----------------   -----------------   --------------------
                                      SHARES    AMOUNT    SHARES    AMOUNT     SHARES      AMOUNT
                                      ------   --------   ------   --------   -------     --------
-----------------------------------   -----------------   -----------------   --------------------
                                          10/1/07 -            11/1/06 -           11/1/05 -
CORE BOND FUND                             9/30/08              9/30/07             10/31/06
-----------------------------------   -----------------   -----------------   --------------------
   CLASS A
   Sale of shares                       215     $ 1,789      190   $ 1,588       201      $  1,657
   Reinvestment of distributions        238       1,955      233     1,936       278         2,272
   Shares repurchased                  (902)     (7,451)  (1,014)   (8,437)   (1,726)      (14,118)
                                       ----     -------   ------   -------    ------      --------
   Net increase / (decrease)           (449)    $(3,707)    (591)  $(4,913)   (1,247)     $(10,189)
                                       ====     =======   ======   =======    ======      ========
   CLASS B
   Sale of shares                        62     $   509      125   $ 1,027        98      $    805
   Reinvestment of distributions          6          47        6        49         9            73
   Shares repurchased                  (105)       (863)    (150)   (1,237)     (184)       (1,494)
                                       ----     -------   ------   -------    ------      --------
   Net increase / (decrease)            (37)    $  (307)     (19)  $  (161)      (77)     $   (616)
                                       ====     =======   ======   =======    ======      ========
   CLASS C
   Sale of shares                        85     $   714       50   $   411        24      $    197
   Reinvestment of distributions          5          45        4        36         5            38
   Shares repurchased                   (59)       (488)     (64)     (534)      (25)         (204)
                                       ----     -------   ------   -------    ------      --------
   Net increase / (decrease)             31     $   271      (10)  $   (87)        4      $     31
                                       ====     =======   ======   =======    ======      ========

                           VIRTUS OPPORTUNITIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

                                  ------------------   ------------------    -------------------
                                  SHARES     AMOUNT    SHARES    AMOUNT      SHARES     AMOUNT
                                  ------   ---------   ------   ---------    ------    ---------
------------------------------    ------------------   ------------------   --------------------
                                       10/1/07-             11/1/06-               11/1/05-
HIGH YIELD FUND                        9/30/08              9/30/07                10/31/06
------------------------------    ------------------   ------------------   --------------------
CLASS A
Sale of shares                     1,283   $  5,881     2,256   $ 11,148      2,756    $ 13,448
Reinvestment of distributions      1,217      5,496     1,069      5,289      1,202       5,866
Shares repurchased                (4,763)   (21,787)   (4,664)   (23,146)    (6,555)    (32,087)
                                  ------    -------    ------    -------     ------     -------
Net increase / (decrease)         (2,263)  $(10,410)   (1,339)  $ (6,709)    (2,597)   $(12,773)
                                  ======   ========    ======   ========     ======    ========
CLASS B
Sale of shares                       108   $    483        73   $    352        211    $  1,014
Reinvestment of distributions         16         72        21        101         33         156
Shares repurchased                  (314)    (1,437)     (503)    (2,458)      (914)     (4,422)
                                  ------    -------    ------    -------     ------     -------
Net increase / (decrease)           (190)  $   (882)     (409)  $ (2,005)      (670)   $ (3,252)
                                  ======   ========    ======   ========     ======    ========
CLASS C
Sale of shares                       104   $    473       214   $  1,057        125    $    604
Reinvestment of distributions         15         66        11         55         10          50
Shares repurchased                  (177)      (795)     (121)      (597)      (173)       (841)
                                  ------    -------    ------    -------     ------     -------
Net increase / (decrease)            (58)  $   (256)      104   $    515        (38)   $   (187)
                                  ======   ========    ======   ========     ======    ========

------------------------------   ------------------   ------------------   ---------------------
                                       10/1/07-             11/1/06-               11/1/05-
MONEY MARKET FUND                      9/30/08              9/30/07                10/31/06
------------------------------   ------------------   ------------------   ---------------------
CLASS A
Sale of shares                    66,313   $ 66,313    67,326   $ 67,326     95,573   $  95,573
Reinvestment of distributions      2,643      2,643     3,761      3,761      3,923       3,923
Shares repurchased               (80,258)   (80,258)  (74,042)   (74,042)  (111,112)   (111,112)
                                 -------    -------   -------    -------   --------    --------
Net increase / (decrease)        (11,302)  $(11,302)   (2,955)  $ (2,955)   (11,616)  $ (11,616)
                                 =======   ========    ======   ========    =======   =========

------------------------------   ------------------   ------------------   ---------------------
                                       10/1/07-             11/1/06-            11/1/05-
MULTI-SECTOR FIXED INCOME FUND         9/30/08              9/30/07            10/31/06
------------------------------   ------------------   ------------------   ---------------------
CLASS A
Sale of shares                     1,048   $ 11,016     1,894   $ 20,760      1,911    $ 20,550
Reinvestment of distributions        426      4,391       321      3,523        351       3,769
Shares repurchased                (2,274)   (23,676)   (2,217)   (24,261)    (2,559)    (27,444)
                                  ------   --------    ------   --------     ------    --------
Net increase / (decrease)           (800)  $ (8,269)       (2)  $     22       (297)   $ (3,125)
                                  ======   ========    ======   ========     ======    ========
CLASS B
Sale of shares                       171   $  1,781       210   $  2,306        267    $  2,866
Reinvestment of distributions         43        446        31        337         36         388
Shares repurchased                  (222)    (2,302)     (237)    (2,592)      (592)     (6,341)
                                  ------   --------    ------   --------     ------    --------
Net increase / (decrease)             (8)  $    (75)        4   $     51       (289)   $ (3,087)
                                  ======   ========    ======    =======     ======     =======
CLASS C
Sale of shares                       473   $  4,959       703   $  7,777        572    $  6,172
Reinvestment of distributions         67        698        50        544         42         452
Shares repurchased                  (616)    (6,418)     (439)    (4,835)      (460)     (4,958)
                                  ------   --------    ------   --------     ------    --------
Net increase / (decrease)            (76)  $   (761)      314   $  3,486        154    $  1,666
                                  ======   ========    ======   ========     ======    ========

------------------------------   ------------------
                                      1/31/08(2)-
SENIOR FLOATING RATE FUND              9/30/08
------------------------------   ------------------
CLASS A
Sale of shares                     1,466   $ 14,660
Reinvestment of distributions         59        586
Shares repurchased                    --         --
                                   -----   --------
Net increase / (decrease)          1,525   $ 15,246
                                   =====   ========
CLASS C
Sale of shares                        37   $    371
Reinvestment of distributions          1          8
Shares repurchased                    --         --
                                   -----   --------
Net increase / (decrease)             38   $    379
                                   =====   ========

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008



                                  ------------------   ------------------    -------------------
                                  SHARES     AMOUNT    SHARES    AMOUNT      SHARES     AMOUNT
                                  ------   ---------   ------   ---------    ------    ---------
------------------------------    -----------------
SENIOR FLOATING RATE FUND             1/31/08(2)-
(CONTINUED)                            9/30/08
------------------------------    -----------------
CLASS I
Sale of shares                        24       $238
Reinvestment of distributions          1          9
Shares repurchased                    --         --
                                     ---       ----
Net increase / (decrease)             25       $247
                                     ===       ====

------------------------------   ------------------    ------------------    -------------------
                                      10/1/07-              7/1/07-                7/1/06-
WORLDWIDE STRATEGIES FUND             9/30/08               9/30/07                6/30/07
------------------------------   ------------------    ------------------    -------------------
CLASS A
Sale of shares                       215   $  2,248        63    $   768        323    $  3,514
Reinvestment of distributions        267      2,785       598      6,814        102       1,120
Shares repurchased                (1,248)   (12,695)     (252)    (3,000)    (1,165)    (12,702)
                                  ------   --------      ----    -------     ------    --------
Net increase / (decrease)           (766)  $ (7,662)      409    $ 4,582       (740)   $ (8,068)
                                  ======   ========      ====    =======     ======    ========
CLASS B
Sale of shares                        49   $    476        34    $   373         90    $    906
Reinvestment of distributions         10         95        30        307          3          30
Shares repurchased                  (194)    (1,834)      (51)      (551)      (234)     (2,327)
                                  ------   --------      ----    -------     ------    --------
Net increase / (decrease)           (135)  $ (1,263)       13    $   129       (141)   $ (1,391)
                                  ======   ========      ====    =======     ======    ========
CLASS C
Sale of shares                        35   $    331         5    $    53         16    $    160
Reinvestment of distributions          3         36        10        106          1           9
Shares repurchased                   (53)      (470)       (4)       (48)      (166)     (1,484)
                                  ------   --------      ----    -------     ------    --------
Net increase / (decrease)            (15)  $   (103)       11    $   111       (149)   $ (1,315)
                                  ======   ========      ====    =======     ======    ========


(1)  Inception date of the Class is 6/6/08.
(2)  Inception date of the Fund.
(3)  Inception date of the Class is 9/29/06.
(4)  Amount is less than $500.
(5)  Shares less than 500.

6.   10% SHAREHOLDERS

     As of September 30, 2008, certain Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the fund as detailed below.

                                                         % OF SHARES   NUMBER OF
                                                         OUTSTANDING    ACCOUNTS
                                                         -----------   ---------
Global Infrastructure Fund ...........................        72%         1*
International Real Estate Securities Fund ............        75%         1*
Market Neutral Fund ..................................        88%         1*
Alternatives Diversifier Fund ........................        30%         2
Wealth Accumulator Fund ..............................        26%         2
Wealth Builder Fund ..................................        30%         1
Wealth Guardian Fund .................................        26%         1
Bond Fund ............................................        40%         1
CA Tax-Exempt Bond Fund ..............................        29%         2
Senior Floating Rate Fund ............................        96%         1*

*    Includes affiliated shareholder accounts.

The Funds of Funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments made by each Fund within each of its principal investment strategies may represent a significant portion of an underlying fund's net assets. At September 30, 2008, the Funds were the owner of record of the following approximate percentages of the total outstanding shares of the underlying funds as detailed below:

                                WEALTH    WEALTH    ALTERNATIVES
                               BUILDER   GUARDIAN   DIVERSIFIER
                                 FUND      FUND         FUND
                               -------   --------   ------------
Virtus Global Infrastructure
   Fund--Class A ...........      --%        --%         72%
Virtus Growth Opportunities
   Fund--Class A ...........      14%        --%         --%
Virtus International Real
   Estate Fund--Class A ....      --%        --%         85%
Virtus Market Neutral
   Fund--Class A ...........      --%        --%         88%
Virtus Institutional Bond
   Fund--Class Y ...........      --%        10%         --%
Virtus Small-Cap
   Sustainable Growth
   Fund--Class A ...........      12%        --%         --%
Virtus Value Opportunities
   Fund--Class A ...........      14%        --%         --%

The investments of the Wealth Accumulator Fund do not represent greater than 10% of any of the underlying funds' total outstanding shares.

7.   ILLIQUID AND RESTRICTED SECURITIES

     Investments shall be considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund's Schedule of Investments where applicable.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

At September 30, 2008, the Funds held the following illiquid and restricted securities (reported in thousands):

                                                                               % OF
                                                                    MARKET     NET
                                                                    VALUE     ASSETS
                                       ACQUISITION   ACQUISITION      AT        AT
                                          DATE          COST       9/30/08   9/30/08
                                       -----------   -----------   -------   -------
Market Neutral Fund
-------------------
   Telefonica Moviles S.A.               12/20/01       $    0       $  0      0.0%
   Telefonica Data Argentina S.A         12/20/01       $    0       $  0      0.0%

Bond Fund
---------
   DLJ Mortgage Acceptance
      Corp. 96-M, 1 144A 0.000% due      11/28/11       $   16       $ 11      0.0%

Core Bond Fund
--------------
   Greenwich Structured ARM Products
      05-5A, N2 144A 6.690% due
      9/27/45                             2/28/06       $  315       $142      0.3%
MASTR Resecuritization
   Trust 05-4CI, N2 144A 6.429% due
   4/26/45                               11/12/06       $  170       $ 17      0.0%

High Yield Fund
---------------
   Poland Telecom Finance BV Series
   B 14.000% due 12/1/07                 11/24/97       $5,000       $ 62      0.1%
   CB Cambridge Industries
      Liquidating Trust Interests        12/24/01       $  369       $ 64      0.1%
   ACG Holdings, Inc.                     12/4/93       $  358       $  0      0.0%

Multi-Sector Fixed Income Fund
------------------------------
   MASTR Alternative Net Interest
   Margin 06-6 N1 144A 4.429% due
   9/26/46                                 8/3/06       $   91       $ --(1)   0.0%
Northampton
   Pulp LLC                              12/30/99       $  349       $  0      0.0%

(1)  Amount is less than $500 (not reported in thousands).

     The Funds will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

8.   CREDIT RISK AND ASSET CONCENTRATION

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

     High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

     Since the Market Neutral Fund does not clear its own short selling transactions, it has established accounts with its broker for this purpose. This results in concentration of credit risk with the brokerage firm. Such risk, however, is mitigated by the broker's obligation to comply with rules and regulations governing their business activities. These rules and regulations generally require maintenance of net capital and segregation of customer's funds and securities from holdings of the firm. In the event that the clearing broker becomes insolvent, recovery of segregated funds may be limited to a pro rata share of all customer-segregated funds available. In such an instance, the Fund could incur losses to the extent that the recovery amount is less than the total cash and other securities deposited with the clearing broker.

     Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

     At September 30, 2008, the Global Infrastructure Fund held securities issued by various companies in the Utilities and Telecommunication Services industries, representing 37% and 36%, respectively, of the total investments of the Fund.

9.   INDEMNIFICATIONS

     Under the Funds' organizational documents, their trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these arrangements.

10.  REGULATORY EXAMS

     Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

     In February 2005, the NASD notified PNX that it was asserting violations of trade reporting rules by a subsidiary. PNX responded to the NASD allegations in May 2005. Thereafter, in January 2007, the NASD notified PNX that the matter was being referred for potential violations and possible action. On May 3, 2007, the NASD accepted a letter of acceptance, waiver and consent submitted by the subsidiary to resolve this matter. Without admitting or denying the NASD's findings, in accordance with the terms of the letter the subsidiary agreed to a censure, to pay a fine of $8,000 and to revise its supervisory procedures.

     The Company does not believe that the outcome of this matter will be material to these financial statements.

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

11.  PLANS OF REORGANIZATION

     (All amounts except for per share amounts are reported in thousands)

     On May 16, 2008, the Bond Fund acquired all of the net assets of the Phoenix Insight Bond Fund ("Insight Bond Fund") of the Phoenix Insight Funds Trust pursuant to an Agreement and Plan of Reorganization approved by the Insight Bond Fund's Board of Trustees on May 13, 2008. The acquisition was accomplished by a tax-free exchange of 12,554 Class I shares, 125 Class A shares, and 40 Class C shares of the Bond Fund outstanding on May 16, 2008 (valued at $129,630, $1,283 and $402, respectively) for 13,616 Class I shares, 135 Class A shares, and 42 Class C shares of the Insight Bond Fund outstanding on May 16, 2008. The Insight Bond Fund had net assets on that date of $131,315 including $1,714 of net depreciation, which were combined with those of the Bond Fund. The aggregate net assets of Bond Fund immediately after the merger were $202,610. The shareholders of each Class of the Insight Bond Fund received for each share owned approximately 0.92,
     0.93 and 0.95 share, respectively, of Class I, Class A, and Class C shares of the Bond Fund.

     On October 6, 2006, the CA Tax-Exempt Bond Fund acquired all of the net assets of the CA Intermediate Tax-Free Bond Fund ("CA Intermediate Tax-Free Bond Fund") of the Phoenix Asset Trust pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Phoenix Asset Trust on July 28, 2006. The acquisition was accomplished by a tax-free exchange of 2,503 Class I shares (f/k/a Class X) of the CA Tax-Exempt Bond Fund outstanding on October 6, 2006 (valued at $31,008) for 2,950 Class I (f/k/a Class X) shares of the CA Intermediate Tax-Free Bond Fund outstanding on October 6, 2006. The Intermediate Tax-Free Bond Fund had net assets on that date of $31,008 including $263 of net appreciation, which were combined with those of the Fund. The aggregate net assets of the Fund immediately after the merger were $75,668. The shareholders of the CA Intermediate Tax-Free Bond Fund received for each share owned approximately 0.85 Class I share (f/k/a Class X) of the same class of the Fund.

12.  EXEMPTIVE ORDER

     On June 5, 2006, the SEC issued an order under Section 12(d) (1) (J) of the Investment Company Act ("1940 Act") granting an exemption from Sections 12(d) (1) (A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Trust to invest in other affiliated and unaffiliated funds, including exchange traded funds.

13.  RECENTLY ISSUED ACCOUNTING STANDARDS

     In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures. The Funds will be adopting SFAS 157 effective with the December 31, 2008 quarterly reporting of the schedules of investments.

     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. Management is currently evaluating the impact of FAS 161 on financial statement disclosures, if any.

14.  TREASURY GUARANTEE PROGRAM

     On September 30, 2008, the Board authorized the Money Market Fund to apply for participation in the U.S. Department of the Treasury's Temporary Money Market Fund Guarantee Program (the "Program"). The Fund was subsequently accepted into the Program. Subject to certain conditions and limitations, in the event that the per share value of a Fund falls below $0.995 and a Fund liquidates its holdings, the Program will provide coverage to shareholders in the Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

     Participation in the initial three months of the Program (i.e., until December 18, 2008) required a non-refundable payment to the U.S. Department of the Treasury in the amount of 0.01% based on the number of outstanding shares of the Fund as of September 19, 2008. This expense will be borne by the Fund. The Fund paid $8,026, to participate in the Program which will be amortized through December 18, 2008.

     The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009. If the Program is extended, Fund management will consider whether to continue to participate.

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

15.  FEDERAL INCOME TAX INFORMATION
     ($ reported in thousands)

     The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                                                    EXPIRATION YEAR
                                  ----------------------------------------------------------------------------------
                                    2009      2010      2011      2012     2013     2014     2015    2016     TOTAL
                                  -------   -------   -------   -------   ------   ------   ------   ----   --------
Market Neutral Fund ...........   $    --   $    --   $10,522   $    --   $   --   $7,527   $6,744   $ 24   $ 24,817
Alternatives Diversifier
   Fund(1) ....................        --        --        --        --       --       --       --    443        443
Bond Fund .....................       237        --        --       274    5,461       41    4,349    770     11,132
CA Tax-Exempt Bond
   Fund .......................        --        --        --        --       --       --       41     --         41
Core Bond Fund ................        --     2,929        --     7,849       --      782       --      6     11,566
High Yield Fund ...............    66,603    70,135    21,887        --       --      143       --     --    158,768
Multi-Sector Fixed
   Income Fund ................     7,667    13,774        --        --       --       --       --     --     21,441
Senior Floating Rate
   Fund .......................        --        --        --        --       --       --       --     29         29

     The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

(1)  Tax year end of the Fund is July 31.

     For the period ended September 30, 2008, the Funds utilized losses deferred in prior years against current year capital gains as follows:

Wealth Accumulator Fund                         $  6
CA Tax-Exempt Bond Fund                          105
High Yield Fund                                   16
Money Market Fund                                  5
Multi-Sector Fixed Income Fund                   278

The following Funds had capital loss carryovers which expired in 2008:

Market Neutral                                  $ 5,119
Core Bond Fund                                    8,192
High Yield Fund                                  27,820
Multi-Sector Fixed Income Fund                    8,760

Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2008, the Funds deferred and recognized post- October losses as follows:

                                            CAPITAL     CAPITAL    CURRENCY    CURRENCY
                                             LOSS        LOSS        LOSS        LOSS
                                           DEFERRED   RECOGNIZED   DEFERRED   RECOGNIZED
                                           --------   ----------   --------   ----------
Global Infrastructure Fund ............     $    --      $ --         $ 4         $--
International Real Estate Fund ........         231        --          17          --
Market Neutral Fund ...................       1,807        --          17          --
Alternatives Diversifier Fund(1) ......       1,822        --          --          --
Wealth Accumulator Fund ...............         133        --          --          --
Bond Fund .............................       3,731       689          --          --
CA Tax Exempt Bond Fund ...............          11        --          --          --
Core Bond Fund ........................         181        --          --          --
High Yield Fund .......................      12,696        --          --          --
Multi-Sector Fixed Income Fund ........       1,639        --          --          --
Worldwide Strategies Fund .............       2,274        --          --          --

(1)  Tax year end of the Fund is July 31.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the Schedules of Investments) consist of the following:

                                          UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED
                                             ORDINARY       LONG-TERM       TAX-EXEMPT
                                              INCOME      CAPITAL GAINS       INCOME
                                          -------------   -------------   -------------
Global Infrastructure Fund ............       $   84          $  461           $--
International Real Estate Fund ........          397              --            --
Market Neutral Fund ...................           --              --            --
Alternatives Diversifier Fund(1) ......          216              --            --
Wealth Accumulator Fund ...............           15              --            --
Wealth Builder Fund ...................          379           1,277            --
Wealth Guardian Fund ..................          401             195            --
Bond Fund .............................           57              --            --
CA Tax Exempt Bond Fund ...............           --              --            67
Core Bond Fund ........................           80              --            --
High Yield Fund .......................           84              --            --
Money Market Fund .....................           32              --            --
Multi-Sector Fixed Income Fund ........        1,724              --            --
Senior Floating Rate Fund .............           28              --            --
Worldwide Strategies Fund .............          653              --            --

(1)  Tax year end of the Fund is July 31.

For the period ended September 30, 2008, the CA Tax-Exempt Bond Fund distributed $2,564 of exempt interest dividends.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

                           VIRTUS OPPORTUNITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

16.  RECLASSIFICATION OF CAPITAL ACCOUNTS

     For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2008, the Funds recorded reclassifications to increase (decrease) the accounts as listed below ($ reported in thousands):

                                          CAPITAL PAID
                                              IN ON      ACCUMULATED   UNDISTRIBUTED
                                            SHARES OF         NET           NET
                                           BENEFICIAL      REALIZED      INVESTMENT
                                            INTEREST     GAIN (LOSS)   INCOME (LOSS)
                                          ------------   -----------   -------------
Global Infrastructure Fund(1) .........      $    315      $  (313)       $   (2)
International Real Estate Fund ........            --           13           (13)
Market Neutral Fund ...................        (5,911)       5,078           833
Alternatives Diversifier Fund(1)(2) ...           105       (1,183)        1,078
Wealth Accumulator Fund ...............            (8)        (129)          137
Wealth Builder Fund(1) ................           189       (1,167)          978
Wealth Guardian Fund(1) ...............            25         (362)          337
Bond Fund .............................         9,106       (9,210)          104
CA Tax Exempt Bond Fund ...............            (1)          --             1
Core Bond Fund ........................        (8,178)       8,018           160
High Yield Fund .......................       (27,768)      27,586           182
Money Market Fund .....................            (1)          --             1
Multi-Sector Fixed Income Fund ........        (8,736)       7,712         1,024
Senior Floating Rate Fund .............            --           --            --
Worldwide Strategies Fund .............           (11)         (23)           34

(1) The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains.

(2)  Tax year end of the Fund is July 31.

17.  SUBSEQUENT EVENT

     Effective August 20, 2008, The Board of Trustees of the Phoenix Opportunities Trust (the "Board"), on behalf of the Phoenix Wealth Accumulator Fund, has unanimously approved the merger of the Phoenix Wealth Accumulator Fund with and into the Phoenix Wealth Builder Fund, also a series of the Phoenix Opportunities Trust. The merger will be effective on or about November 21, 2008.

18.  MARKET CONDITIONS

     Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Funds. Such events include, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. These companies represent financial institutions with which certain of the Funds conduct business and/or whose securities are or may be held within the Funds. The potential investment of each Fund's investments in these issuers, and the financial sector in general, as reflected in each Fund's schedule of investments, exposes investors to the negative (or positive) performance resulting from these and other events.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PRICEWATERHOUSECOOPERS LOGO)

To the Board of Trustees and Shareholders of Virtus Opportunities Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Virtus Global Infrastructure Fund (formerly Phoenix Global Utilities Fund), Virtus International Real Estate Securities Fund (formerly Phoenix International Real Estate Securities Fund), Virtus Alternatives Diversifier Fund (formerly Phoenix Diversifier PHOLIO(SM)), Virtus Wealth Accumulator Fund (formerly Phoenix Wealth Accumulator PHOLIO(SM)), Virtus Wealth Builder Fund (formerly Phoenix Wealth Builder PHOLIO(SM)), Virtus Wealth Guardian Fund (formerly Phoenix Wealth Guardian PHOLIO(SM)), Virtus Bond Fund (formerly Phoenix Bond Fund), Virtus CA Tax-Exempt Bond Fund (formerly Phoenix CA Tax-Exempt Bond Fund), Virtus Core Bond Fund (formerly Phoenix Core Bond
Fund), Virtus High Yield Fund (formerly Phoenix High Yield Fund), Virtus Money Market Fund (formerly Phoenix Money Market Fund), Virtus Multi-Sector Fixed Income Fund (formerly Phoenix Multi-Sector Fixed Income Fund), Virtus Senior Floating Rate Fund (formerly Phoenix Senior Floating Rate Fund) and Virtus Worldwide Strategies Fund (formerly Phoenix Worldwide Strategies Fund) and the schedule of investments and securities sold short of Virtus Market Neutral Fund (formerly Phoenix Market Neutral Fund) fifteen series of Virtus Opportunities Trust, (formerly Phoenix Opportunities Trust), hereafter referred to as the "Funds", and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at September 30, 2008 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian, brokers and underlying funds' transfer agent, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
November 19, 2008

                           PHOENIX OPPORTUNITIES TRUST
                       TAX INFORMATION NOTICE (UNAUDITED)
                               SEPTEMBER 30, 2008

--------------------------------------------------------------------------------
For the fiscal year ended September 30, 2008, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction ("DRD") for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below, or if subsequently different, as long-term capital gains dividends ("LTCG") (reported in thousands).

                  FUND                       QDI   DRD    LTCG
                  ----                      ----   ---   ------
Global Infrastructure Fund                  100%   80%   $  777
International Real Estate Securities Fund    60    --        --
Market Neutral Fund                          --    --        --
Alternatives Diversifier Fund(1)             48    39        --
Wealth Accumulator Fund                      67    38        73
Wealth Builder Fund                          35    21     2,575
Wealth Guardian Fund                         21    12       594
Bond Fund                                    --    --        --
CA Tax-Exempt Bond Fund                      --    --        --
Core Bond Fund                               --    --        --
High Yield Fund                              --    --        --
Money Market Fund                            --    --        --
Multi-Sector Fixed Income Fund               --    --        --
Senior Floating Rate Fund                    --    --        --
Worldwide Strategies Fund                   100    33       473

For federal income tax purposes, 98% of the income dividends paid by the CA Tax Exempt Fund qualify as exempt-interest dividends.

For the period ended September 30, 2008, the Global Infrastructure Fund, International Real Estate Fund, and Worldwide Opportunities Fund recognized $1,145, $952, and $2,611, respectively, (reported in thousands) of foreign source income on which the Funds paid foreign taxes of $118, $26, and $189, respectively, (reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

(1)  Tax year end of the Fund is July 31.
--------------------------------------------------------------------------------

                         RESULTS OF SHAREHOLDER MEETING
                           VIRTUS OPPORTUNITIES TRUST
                                DECEMBER 27, 2007
                                   (UNAUDITED)

At a special meeting of shareholders of Virtus Market Neutral Fund (f/k/a Phoenix Market Neutral Fund), a series of Virtus Opportunities Trust (f/k/a Phoenix Opportunities Trust), held on December 27, 2007, shareholders voted on the following proposals:

NUMBER OF ELIGIBLE UNITS VOTED:

                                                          FOR      AGAINST   ABSTAIN
                                                       ---------   -------   -------
To approve a Subadvisory Agreement between
Virtus Investment Advisers, Inc.
(f/k/a Phoenix Investment Counsel, Inc.)
and The Boston Company Asset Management, LLC . . . .   4,363,841     5,972   23,863

To approve a proposal to permit Virtus Investment
Advisers, Inc. to hire and replace subadvisers or to
modify subadvisory agreements without shareholder
approval . . . . . . . . . . . . . . . . . . . . . .   4,335,240    33,923   24,513

                             FUND MANAGEMENT TABLES
                                   (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2008, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
NAME, ADDRESS,
YEAR OF BIRTH,
YEAR ELECTED AND                          PRINCIPAL OCCUPATION(S)
NUMBER OF FUNDS                          DURING PAST 5 YEARS AND
OVERSEEN                         DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
--------------------------------------------------------------------------------
Leroy Keith, Jr.           Managing Director, Almanac Capital Management
YOB: 1939                  (commodities business) (2007-present). Partner,
Elected: 1993              Stonington Partners, Inc. (private equity firm)
50 Funds                   (2001-2007). Director/Trustee, Evergreen Funds (88
                           portfolios).
--------------------------------------------------------------------------------
Geraldine M. McNamara      Retired. Managing Director, U.S. Trust Company of New
YOB: 1951                  York (private bank) (1982-2006).
Elected: 2001
52 Funds
--------------------------------------------------------------------------------
James M. Oates             Managing Director, Wydown Group (consulting firm)
YOB: 1946                  (1994-present). Chairman, Hudson Castle Group, Inc.
Elected: 1993              (formerly IBEX Capital Markets, Inc.) (financial
50 Funds                   services) (1997-2006). Director, Stifel Financial.
                           Chairman and Trustee, John Hancock Trust (93
                           portfolios) and John Hancock Funds II (74
                           portfolios). Non-Executive Chairman, Hudson Castle
                           Group, Inc.
--------------------------------------------------------------------------------
Richard E. Segerson        Managing Director, Northway Management Company
YOB: 1946                  (1998-present).
Elected: 1998
50 Funds
--------------------------------------------------------------------------------
Ferdinand L.J. Verdonck    Retired. Director, Galapagos N.V. (biotechnology).
YOB: 1942                  Mr. Verdonck is also a director of several non-U.S.
Elected: 2004              companies.
50 Funds
--------------------------------------------------------------------------------

                             FUND MANAGEMENT TABLES
                             (UNAUDITED) (CONTINUED)

                               INTERESTED TRUSTEES

     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

--------------------------------------------------------------------------------
NAME, ADDRESS,
YEAR OF BIRTH,
YEAR ELECTED AND                          PRINCIPAL OCCUPATION(S)
NUMBER OF FUNDS                          DURING PAST 5 YEARS AND
OVERSEEN                         DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
--------------------------------------------------------------------------------
George R. Aylward(1)       Senior Executive Vice President and President, Asset
YOB: 1964                  Management (2007-present), Senior Vice President and
Elected: 2006              Chief Operating Officer, Asset Management
52 Funds                   (2004-2007), Vice President and Chief of Staff
                           (2001-2004), The Phoenix Companies, Inc. Director and
                           President (2006-present), Chief Operating Officer
                           (2004-2006), Vice President, Finance, (2001-2002),
                           Virtus Investment Partners, Inc. and/or certain of
                           its subsidiaries. Various senior officer and
                           directorship positions with Phoenix affiliates
                           (2005-2008). President (2006-present), Executive Vice
                           President (2004- 2006), the Virtus Mutual Funds
                           Family. Chairman, President and Chief Executive
                           Officer, The Zweig Fund Inc. and The Zweig Total
                           Return Fund Inc. (2006-present).
--------------------------------------------------------------------------------
Philip R. McLoughlin(2)    Partner, Cross Pond Partners, LLC (2006-Present).
YOB: 1946                  Director, Argo Group International Holdings Ltd.
Elected: 1993              (insurance), World Trust Fund and KBC Asset
70 Funds                   Management, Ltd.
--------------------------------------------------------------------------------

(1) Mr. Aylward is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with Virtus Investment Partners, Inc. and/or its affiliates.

(2) Mr. McLoughlin is treated as an "interested person," as defined in the Investment Company Act of 1940, because of his participation in certain retirement plans maintained by Virtus Investment Partners, Inc. and/or its affiliates.

                             FUND MANAGEMENT TABLES
                             (UNAUDITED) (CONTINUED)

                    OFFICERS OF THE FUND WHO ARE NOT TRUSTEES


------------------------------------------------------------------------------------------------------------------------------------
                                                 POSITION(S) HELD WITH
    NAME, ADDRESS AND                             TRUST AND LENGTH OF                               PRINCIPAL OCCUPATION(S)
      YEAR OF BIRTH                                   TIME SERVED                                     DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss                Senior Vice President since 2006.                         Vice President, Head of Asset Management
YOB: 1952                                                                                 Operations (2007-present), Vice
                                                                                          President (2003-2007), Virtus Investment
                                                                                          Partners, Inc. and/or certain of its
                                                                                          subsidiaries. Assistant Treasurer
                                                                                          (2001-present), Phoenix Equity Planning
                                                                                          Corporation. Ms. Curtiss is also
                                                                                          Treasurer of various other investment
                                                                                          companies within the Virtus Mutual Funds
                                                                                          Complex (1994-present).
----------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch                    Vice President and Chief Compliance Officer since 2004.   Chief Compliance Officer, Zweig-DiMenna
c/o Zweig-DiMenna Associates,                                                             Associates LLC (1989-present). Vice
LLC                                                                                       President, The Zweig Total Return Fund,
900 Third Avenue                                                                          Inc. (2004-present). Vice President, The
New York, NY 10022                                                                        Zweig Fund, Inc. (2004-present).
YOB: 1945                                                                                 President and Director of Watermark
                                                                                          Securities, Inc. (1991-present).
                                                                                          Assistant Secretary, Gotham Advisors
                                                                                          Inc. (1990-2005).
----------------------------------------------------------------------------------------------------------------------------------
W. Patrick Bradley              Chief Financial Officer and Treasurer since 2005.         Vice President, Fund Administration
YOB: 1972                                                                                 (2007- present), Second Vice President,
                                                                                          Fund Control & Tax (2004-2006), Virtus
                                                                                          Investment Partners, Inc. and/or certain
                                                                                          of its subsidiaries. Vice President,
                                                                                          Chief Financial Officer, Treasurer and
                                                                                          Principal Accounting Officer
                                                                                          (2006-present), Assistant Treasurer
                                                                                          (2004-2006), The Phoenix Edge Series
                                                                                          Fund. Chief Financial Officer and
                                                                                          Treasurer (2005-present), Assistant
                                                                                          Treasurer (2004-2006), certain funds
                                                                                          within the Virtus Mutual Funds Family.
                                                                                          Senior Manager, Audit, Deloitte &
                                                                                          Touche, LLP (1999-2004).
----------------------------------------------------------------------------------------------------------------------------------
Kevin J. Carr                   Vice President, Chief Legal Officer, Counsel and          Vice President, Counsel and Secretary,
YOB: 1954                       Secretary since 2005.                                     Virtus Investment Partners, Inc. and/or
                                                                                          certain of its subsidiaries (since
                                                                                          2008). Vice President and Counsel,
                                                                                          Phoenix Life Insurance Company
                                                                                          (2005-2008). Compliance Officer of
                                                                                          Investments and Counsel, Travelers Life
                                                                                          & Annuity Company (January 2005-May
                                                                                          2005). Assistant General Counsel and
                                                                                          certain other positions, The Hartford
                                                                                          Financial Services Group (1995-2005).
----------------------------------------------------------------------------------------------------------------------------------

                         THIS PAGE INTENTIONALLY BLANK.

VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668

TRUSTEES
George R. Aylward
Leroy Keith, Jr.
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L.J. Verdonck

OFFICERS
George R. Aylward, President
Nancy G. Curtiss, Senior Vice President
Marc Baltuch, Vice President and
   Chief Compliance Officer
W. Patrick Bradley, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal
   Officer, Counsel and Secretary

INVESTMENT ADVISER
Virtus Investment Advisers, Inc.
56 Prospect Street
Hartford, CT 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

TRANSFER AGENT
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110-1707

HOW TO CONTACT US
Mutual Fund Services       1-800-243-1574
Advisor Consulting Group   1-800-243-4361
Telephone Orders           1-800-367-5877
Text Telephone             1-800-243-1926
Web site                       VIRTUS.COM


--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

                                                                    ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                     LANCASTER,
                                                                         PA
(VIRTUS MUTUAL FUNDS LOGO)                                           PERMIT 1793
                                                                    ------------


c/o State Street Bank and Trust Company
            P.O. Box 8301
        Boston, MA 02266-8301

For more information about Virtus mutual funds, please call your financial representative, contact us at 1-800-243-1574 or VIRTUS.COM.

8008                                                                       11-08

                                                                          ANNUAL
                                                                          REPORT


                                 [LOGO OMITTED]

                        Virtus Foreign Opportunities Fund









================================================================================

                                                   WOULDN'T YOU RATHER HAVE THIS
                                                       DOCUMENT E-MAILED TO YOU?
                                                       ELIGIBLE SHAREHOLDERS CAN
TRUST NAME:                                               SIGN UP FOR E-DELIVERY
VIRTUS OPPORTUNITIES            September 30, 2008                 AT VIRTUS.COM
TRUST

NOT FDIC INSURED                NO BANK GUARANTEE                 MAY LOSE VALUE

                                TABLE OF CONTENTS

VIRTUS FOREIGN OPPORTUNITIES FUND*
("Foreign Opportunities Fund," formerly Phoenix Foreign
Opportunities Fund)


Message to Shareholders .................................................    1
Glossary ................................................................    3
Disclosure of Fund Expenses .............................................    4
Fund Summary ............................................................    6
Schedule of Investments .................................................    8
Statement of Assets and Liabilities .....................................   12
Statement of Operations .................................................   13
Statement of Changes in Net Assets ......................................   14
Financial Highlights ....................................................   16
Notes to Financial Statements ...........................................   18
Report of Independent Registered Public Accounting Firm .................   29
Tax Information Notice ..................................................   30
Fund Management Tables ..................................................   31

* Please see Notes 1 and 3 in the Notes to Financial Statements for more information on the name change.



--------------------------------------------------------------------------------
PROXY VOTING PROCEDURES (FORM N-PX)
The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2008, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.


FORM N-Q INFORMATION
The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
--------------------------------------------------------------------------------



This report is not authorized for distribution to prospective investors in the Virtus Foreign Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

                             MESSAGE TO SHAREHOLDERS





Fellow Shareholders of Virtus Mutual Funds:

[GRAPHIC OMITTED]

The third quarter of 2008 likely will be remembered as a time of extremes in the global financial markets. There was historic volatility in all the major markets, the collapse of well-known financial firms, and unprecedented government interventions into the economy.

The scope of events that occurred in the past quarter was truly extraordinary. There was the U.S. government's takeover of Fannie Mae and Freddie Mac; a federal line of credit for the insurer, AIG; the seizure of Washington Mutual and sale to JPMorgan Chase; and the proposed $700 billion taxpayer rescue of the financial sector, which was approved in early October. The quarter also saw the end of the investment banking model with the merger of Merrill Lynch and Bank of America, the collapse of Lehman Brothers, and the decisions by Goldman Sachs and Morgan Stanley to convert to traditional banking institutions.

This global turmoil was reflected in the major market indices. More than half (37 of 64) of the Dow Jones Industrial Average's third-quarter trading days had wide positive or negative swings of greater than 100 points. For the quarter, the Dow was down 3.7 percent (16.5 percent year-to-date), the S&P 500 stock index was down 8.4 percent (19.3 percent year-to-date); and EAFE was off 20.5 percent (28.9 percent for the year).

At the start of the fourth quarter, governments around the world demonstrated their resolve to actively pursue solutions to this financial upheaval. Among the responses from the U.S. government is the Department of the Treasury's Temporary Money Market Fund Guarantee Program. While officials and economists believe the government interventions will bring stability to the financial markets, few will predict a timeline for recovery.

This is a period when investors should pay particular attention to their accounts - and rely on the discipline and focus of professional investment managers and financial advisors. The extraordinary activity of the past several months may tempt some investors to react inappropriately to market events and deviate from their well-considered, long-term financial plans. We believe that during periods of unusual market volatility, discipline is the key for the investor, the financial advisor, and the professional money manager.

We encourage you to consult with a financial advisor to review your holdings and to ensure they continue to reflect your current investment objectives and your tolerance for risk. Virtus Mutual Funds offer a wide range of equity, fixed income and money market funds, and we hope you will consider our investment choices when you and your financial advisor review your portfolio allocations.

On a much different note, we began the fourth quarter with the rebranding of our company in preparation for our spin-off as an independent, publicly-traded company. Our company is now Virtus Investment Partners, the PhoenixFunds are now the Virtus Mutual Funds, and the investment adviser to the funds is now Virtus Investment Advisers. As you will notice throughout this report, the individual funds have incorporated the "Virtus" name. For your convenience, all mutual fund ticker symbols remain unchanged.

I encourage you to visit our new website, WWW.VIRTUS.COM, to learn more about our company and our services for investors, and to access information about your account. Customer service is also available at 800-243-1574.

On behalf of the entire team at Virtus Investment Partners, and the investment professionals at our partner companies and subadvisers, I want to thank you for entrusting your assets to us.


Sincerely,

/s/ George R. Aylward

George R. Aylward
President, Virtus Mutual Funds

OCTOBER 2008


PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN ABOVE.

                                    GLOSSARY


ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

INR
Indian Rupee

MSCI EAFE(R) INDEX (NET)
A free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

S&P 500(R) INDEX
The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

USD
United States Dollar



INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                    DISCLOSURE OF FUND EXPENSES (UNAUDITED)
        FOR THE SIX-MONTH PERIOD OF APRIL 1, 2008 TO SEPTEMBER 30, 2008


     We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Foreign Opportunities Fund you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Virtus Foreign Opportunities Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your fund's costs in two ways.

ACTUAL EXPENSES
     The first section of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The second section of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                       VIRTUS FOREIGN OPPORTUNITIES FUND
              DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
        FOR THE SIX-MONTH PERIOD OF APRIL 1, 2008 TO SEPTEMBER 30, 2008


EXPENSE TABLE
--------------------------------------------------------------------------------
                 Beginning             Ending                          Expenses
                  Account             Account         Annualized         Paid
                   Value               Value           Expense          During
               April 1, 2008     September 30, 2008     Ratio           Period*
--------------------------------------------------------------------------------
FOREIGN OPPORTUNITIES FUND
--------------------------------------------------------------------------------
ACTUAL
Class A         $1,000.00         $  798.90             1.38%          $ 6.21
Class C          1,000.00            795.80             2.13             9.56
Class I          1,000.00            799.50             1.13             5.08

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A          1,000.00          1,018.01             1.38             6.99
Class C          1,000.00          1,014.22             2.13            10.78
Class I          1,000.00          1,019.28             1.13             5.72

* Expenses are equal to the Fund's annualized expense ratio which includes waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days
     (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 days to reflect the one-half year period.

     You can find more information about the Fund's expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

VIRTUS FOREIGN OPPORTUNITIES FUND                                TICKER SYMBOLS:
                                                                 Class A: JVIAX
                                                                 Class C: JVICX
                                                                 Class I: JVXIX



[ ] VIRTUS FOREIGN OPPORTUNITIES FUND ("Foreign Opportunities Fund" or the "Fund") is diversified and has an investment objective to seek long-term capital appreciation. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS OBJECTIVE.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned (26.48)%, Class C shares returned (27.04)% and Class I shares returned (26.31)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (21.98)% and the MSCI EAFE(R) Index (Net), the Fund's style-specific index appropriate for comparison, returned (30.50)%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTION AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] World markets appear to have come to the end of a comfortable period of heady returns.

     Through the discomfort of negative absolute performance, it is important to remember that volatile markets create opportunities for patient and diligent investors.

[ ] Overall it has been a very negative market environment regardless of geographic location.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The fund continues to be significantly overweight in Consumer Staples, as companies in this sector continue to meet our investment criteria. The sector made a strong positive contribution to relative performance during the period.

[ ] Our underweight in financial stocks had a positive effect on our portfolio performance.

[ ] On a relative basis, the Fund's underweighting in Japan and its strong currency affected the Fund negatively.

     BECAUSE THE FUND IS HEAVILY WEIGHTED IN THE CONSUMER STAPLES AND ENERGY SECTORS, IT WILL BE IMPACTED BY THOSE SECTORS' PERFORMANCE MORE THAN A FUND WITH BROADER SECTOR DIVERSIFICATION.

     FOREIGN INVESTING INVOLVES SPECIAL RISKS SUCH AS CURRENCY FLUCTUATION AND LESS PUBLIC DISCLOSURE, AS WELL AS ECONOMIC AND POLITICAL RISKS.

     THE ECONOMICS OF DEVELOPING COUNTRIES MAY BE ADVERSELY AFFECTED BY TRADE BARRIERS, EXCHANGE CONTROLS, MANAGED ADJUSTMENTS IN RELATIVE CURRENCY VALUES AND OTHER PROTAGONIST MEASURES IMPOSED OR NEGOTIATED BY THE COUNTRIES WITH WHICH THEY TRADE.


SECTOR WEIGHTINGS as of 9/30/08*
--------------------------------------------------------
Consumer Staples                        31%
--------------------------------------------------------
Energy                                  21%
--------------------------------------------------------
Financials                              13%
--------------------------------------------------------
Utilities                                8%
--------------------------------------------------------
Materials                                5%
--------------------------------------------------------
Health Care                              5%
--------------------------------------------------------
Industrials                              4%
--------------------------------------------------------
Other                                   13%
--------------------------------------------------------
* % of total investments as of September 30, 2008.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/08
--------------------------------------------------------------------------------
                                                       Inception
                                1        5       10       to       Inception
                              Year     Years    Years   9/30/08      Date
--------------------------------------------------------------------------------
CLASS A SHARES AT NAV(2)    (26.48)%   13.14%    6.91%     --         --
--------------------------------------------------------------------------------
CLASS A SHARES AT POP(3,4)  (30.70)%   11.81%    6.28%     --         --
--------------------------------------------------------------------------------
CLASS C SHARES AT NAV(2)    (27.04)%     --       --     11.73%    10/10/03
--------------------------------------------------------------------------------
CLASS C SHARES WITH CDSC(4) (27.04)%     --       --     11.73%    10/10/03
--------------------------------------------------------------------------------
CLASS I SHARES AT NAV       (26.31)%     --       --     (1.18)%    5/15/06
--------------------------------------------------------------------------------
S&P (500)(R) INDEX          (21.98)%    5.17%    3.06%   NOTE 5     NOTE 5
--------------------------------------------------------------------------------
MSCI EAFE(R) INDEX (NET)    (30.50)%    9.69%    5.02%   NOTE 6     NOTE 6
--------------------------------------------------------------------------------
FUND EXPENSE RATIOS(7): I SHARES: 1.15%; A SHARES: 1.40%; C SHARES: 2.15%.

     ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5) INDEX PERFORMANCE IS 4.77% FOR CLASS C (SINCE 10/10/03) AND (2.38)% FOR CLASS I (SINCE 5/15/06).
(6) INDEX PERFORMANCE IS 8.37% FOR CLASS C (SINCE 10/10/03) AND (5.95)% FOR CLASS I (SINCE 5/15/06).
(7)  PER PROSPECTUS EFFECTIVE 1/31/08.


GROWTH OF $10,000 for periods ended 9/30
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR REPRESENTATION ARE AS FOLLOWS:

                 Phoenix Foreign
                Opportunities Fund
                    Class A            MSCI EAFE Index (Net)     S&P 500 Index

9/30/98               9,425                  10,000                10,000
9/30/99              12,219                  13,118                12,773
9/29/00              13,727                  13,533                14,480
9/28/01               8,951                   9,656                10,624
9/30/02               8,288                   8,157                 8,448
9/30/03               9,914                  10,278                10,511
9/30/04              12,164                  12,548                11,969
9/30/05              15,910                  15,784                13,434
9/29/06              19,796                  18,809                14,884
9/28/07              25,002                  23,485                17,331
9/30/08              18,382                  16,322                13,522


For information regarding the indexes, see the glossary section on page 3.

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008


($ reported in thousands)

                                                        SHARES       VALUE
                                                      ----------   ----------
DOMESTIC COMMON STOCKS--7.2%

UNITED STATES--7.2%
Canadian Natural Resources
  (Oil & Gas Exploration & Production)                   21,700    $    1,486
Philip Morris International, Inc.
  (Tobacco)                                           1,077,915        51,848
Transocean, Inc.
  (Oil & Gas Drilling)(b)(i)                            242,600        26,647
-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $89,381)                                              79,981
-----------------------------------------------------------------------------

FOREIGN COMMON STOCKS(c)--89.9%

AUSTRALIA--3.8%
BHP Billiton Ltd.
  (Diversified Metals & Mining)                           6,842           177
Coca-Cola Amatil Ltd. (Soft Drinks)                   1,236,839         8,258
Incitec Pivot Ltd.
  (Fertilizers & Agricultural Chemicals)              1,121,542         4,858
QBE Insurance Group Ltd.
  (Property & Casualty Insurance)                        18,975           409
Rio Tinto Ltd.
  (Diversified Metals & Mining)                           4,952           334
Woolworths Ltd. (Food Retail)                           608,955        13,414
WorleyParsons Ltd.
  (Oil & Gas Equipment & Services)                      582,021        14,396
                                                                   ----------
                                                                       41,846
                                                                   ----------
BRAZIL--5.4%
Banco Itau Holding Financeira SA ADR
  (Diversified Banks)(e)(i)                           1,328,882        23,255
CIA Vale do Rio Doce ADR
  (Diversified Metals & Mining)                          15,700           301
Petroleo Brasileiro SA ADR
  (Integrated Oil & Gas)                                527,937        23,203


                                                        SHARES       VALUE
                                                      ----------   ----------
BRAZIL--(CONTINUED)
Souza Cruz SA (Tobacco)                                 574,677    $   13,593
                                                                   ----------
                                                                       60,352
                                                                   ----------
CANADA--4.1%
Canadian Natural Resources Ltd.
  (Oil & Gas Exploration & Production)                  417,820        28,659
Potash Corp. of Saskatchewan, Inc.
  (Fertilizers & Agricultural Chemicals)                  5,800           766
Suncor Energy, Inc. (Integrated Oil & Gas)              405,638        16,771
                                                                   ----------
                                                                       46,196
                                                                   ----------
CHINA--1.2%
China Mobile Ltd. (Wireless
  Telecommunication Services)                            23,000           230
CNOOC Ltd. (Oil & Gas Exploration & Production)      12,012,558        13,495
The9 Ltd. (Home Entertainment Software)(b)                  734            12
                                                                   ----------
                                                                       13,737
                                                                   ----------
DENMARK--1.6%
Novo Nordisk A/S Class B (Pharmaceuticals)              332,379        17,231
                                                                   ----------
FRANCE--4.0%
Air Liquide (Industrial Gases)                          147,273        16,183
Cie Generale D'optique Essilor
  International SA (Health Care Supplies)               219,673        10,972
GDF Suez (Multi-Utilities)                                    1            --(k)
Sanofi-Aventis SA (Pharmaceuticals)                       5,900           388
Total SA (Integrated Oil & Gas)                         273,700        16,627
                                                                   ----------
                                                                       44,170
                                                                   ----------
GERMANY--3.2%
E.ON AG (Electric Utilities)                             25,056         1,261



                       See Notes to Financial Statements

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)

                                                        SHARES       VALUE
                                                      ----------   ----------
GERMANY--(CONTINUED)
Muenchener Rueckversicherungs-Gesellschaft
  AG Registered Shares (Reinsurance)                      3,592    $      542
RWE AG (Multi-Utilities)                                271,042        25,840
Siemens AG Registered Shares
  (Industrial Conglomerates)                             85,700         7,994
                                                                   ----------
                                                                       35,637
                                                                   ----------
HONG KONG--0.5%
Cheung Kong Holdings Ltd.
  (Real Estate Development)                              21,000           238
Jardine Matheson Holdings Ltd.
  (Industrial Conglomerates)                            206,158         5,360
Television Broadcasts Ltd. (Broadcasting)                57,000           242
                                                                   ----------
                                                                        5,840
                                                                   ----------
INDIA--9.7%
Bharti Airtel Ltd.
  (Wireless Telecommunication Services)(b)            1,108,846        18,808
HDFC Bank Ltd. (Diversified Banks)                      506,450        13,315
HDFC Bank Ltd. ADR (Diversified Banks)(i)               256,895        21,823
Housing Development Finance Corp.
  (Consumer Finance)                                    457,258        21,265
Infosys Technologies Ltd.
  (IT Consulting & Other Services)                       71,700         2,181
Infosys Technologies Ltd. Sponsored ADR
  (IT Consulting & Other Services)(i)                    95,500         3,181
ITC Ltd. (Tobacco)                                    3,257,800        13,210
United Spirits Ltd. (Brewers)                           527,771        14,438
                                                                   ----------
                                                                      108,221
                                                                   ----------


                                                        SHARES       VALUE
                                                      ----------   ----------
ITALY--0.6%
ENI S.p.A. (Integrated Oil & Gas)                        23,249    $      616
Maire Tecnimont S.p.A.
  (Construction & Engineering)                        1,729,311         6,136
                                                                   ----------
                                                                        6,752
                                                                   ----------
JAPAN--7.0%
East Japan Railway Co.
  (Railroads)                                                64           477
INPEX Corp. (Oil & Gas
  Exploration & Production)                                  52           442
Kao Corp. (Household Products)                            9,000           241
Millea Holdings, Inc. (Property &
  Casualty Insurance)                                   931,300        34,192
Mitsubishi Corp. (Trading Companies &
  Distributors)                                         412,800         8,611
Nintendo Co. Ltd.
  (Home Entertainment Software)                          26,800        11,368
Secom Co. Ltd. (Security &
  Alarm Services)                                       545,500        22,724
Shin-Etsu Chemical Co. Ltd.
  (Specialty Chemicals)                                   7,000           333
                                                                   ----------
                                                                       78,388
                                                                   ----------
MEXICO--2.5%
America Movil S.A.B. de C.V.
  ADR Series L (Wireless
  Telecommunication Services)                           365,953        16,966
Fomento Economico Mexicano S.A.
  de C.V. ADR (Soft Drinks)                             297,000        11,327
                                                                   ----------
                                                                       28,293
                                                                   ----------
NETHERLANDS--7.5%
Core Laboratories N.V.
  (Oil & Gas Equipment & Services)(i)                   365,168        36,999
Heineken N.V. (Brewers)                                  17,769           714




                       See Notes to Financial Statements

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)

                                                        SHARES       VALUE
                                                      ----------   ----------
NETHERLANDS--(CONTINUED)
ING Groep N.V.
  (Other Diversified Financial Services)(i)              50,464    $    1,082
Schlumberger Ltd. (Oil & Gas
  Equipment & Services)(e)                              399,500        31,197
Schlumberger Ltd. (Oil & Gas
  Equipment & Services)(d)                               20,095         1,543
Unilever N.V. (Packaged
  Foods & Meats)                                        449,042        12,640
                                                                   ----------
                                                                       84,175
                                                                   ----------
NORWAY--1.4%
Orkla ASA (Industrial
  Conglomerates)(i)                                   1,718,847        15,818
Yara International ASA
  (Fertilizers & Agricultural Chemicals)                  2,700            96
                                                                   ----------
                                                                       15,914
                                                                   ----------
RUSSIA--0.0%
Gazpromneft OAO ADR (Integrated Oil & Gas)                3,900            58
                                                                   ----------
SINGAPORE--0.0%
Jardine Cycle & Carriage Ltd.
  (Distributors)                                         24,000           264
Keppel Corp., Ltd. (Industrial
  Conglomerates)                                         32,000           177
                                                                   ----------
                                                                          441
                                                                   ----------
SPAIN--6.5%
Enagas S.A. (Gas Utilities)(i)                        1,844,181        39,768
Red Electrica Corp. S.A.
  (Electric Utilities)                                  628,100        31,984
Telefonica S.A. (Integrated
  Telecommunication Services)                            26,300           625
                                                                   ----------
                                                                       72,377
                                                                   ----------


                                                        SHARES       VALUE
                                                      ----------   ----------
SWITZERLAND--6.5%
ABB Ltd. Registered Shares
  (Heavy Electrical Equipment)(b)                        21,700    $      420
Lindt & Spruengli AG (Packaged
  Foods & Meats)                                          4,593        11,199
Nestle S.A. Registered Shares
  (Packaged Foods & Meats)                              801,700        34,647
Novartis AG Registered Shares
  (Pharmaceuticals)                                       7,000           369
Roche Holding AG Registered Shares
  (Pharmaceuticals)                                     162,563        25,448
Syngenta AG Registered Shares
  (Fertilizers & Agricultural Chemicals)                    600           127
                                                                   ----------
                                                                       72,210
                                                                   ----------
TAIWAN--0.0%
Taiwan Semiconductor Manufacturing
  Co. Ltd. Sponsored ADR (Semiconductors)(i)             26,418           248
                                                                   ----------
UNITED KINGDOM--24.4%
AMEC plc (Oil & Gas Equipment &
  Services)(i)                                          840,106         9,636
Antofagasta plc (Diversified
  Metals & Mining)                                      111,000           806
BG Group plc (Integrated
  Oil & Gas)                                            887,975        16,104
BHP Billiton plc (Diversified
  Metals & Mining)                                    1,119,168        25,354
BP plc (Integrated
  Oil & Gas)                                             67,213           560
British American Tobacco plc
  (Tobacco)                                           1,963,272        64,095
Diageo plc (Distillers & Vintners)                    1,044,238        17,814
GlaxoSmithKline plc
  (Pharmaceuticals)                                      33,400           724
HSBC Holdings plc
  (Diversified Banks)                                   519,400         8,295
HSBC Holdings plc Sponsored ADR
  (Diversified Banks)                                    90,200         7,291



                       See Notes to Financial Statements

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)
                                                        SHARES       VALUE
                                                      ----------   ----------
UNITED KINGDOM--(CONTINUED)
Imperial Tobacco Group plc (Tobacco)                    962,657    $   30,902
Reckitt Benckiser Group plc
  (Household Products)                                  445,707        21,610
Royal Dutch Shell plc Class A
  (Integrated Oil & Gas)(f)                              13,100           378
Royal Dutch Shell plc Class A
  (Integrated Oil & Gas)(g)                              66,830         1,969
SABMiller plc (Brewers)                                  11,700           229
Standard Chartered plc
  (Diversified Banks)(f)                                912,066        22,442
Standard Chartered plc
  (Diversified Banks)(h)                                 15,700           376
Tesco plc (Food Retail)                               5,402,930        37,577
Xstrata plc (Diversified
  Metals & Mining)                                      179,700         5,600
                                                                   ----------
                                                                      271,762
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,069,050)                                        1,003,848
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.1%
(IDENTIFIED COST $1,158,431)                                        1,083,829
-----------------------------------------------------------------------------


                                                        SHARES       VALUE
                                                      ----------   ----------
SHORT-TERM INVESTMENTS--6.8%

MONEY MARKET MUTUAL FUNDS--6.8%
State Street Institutional Liquid
  Reserves Fund (seven-day
  effective yield 2.456%)                             7,075,429    $    7,075
State Street Navigator Prime Plus
  (seven-day effective yield 2.765%)(j)              69,260,478        69,260
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $76,335)                                              76,335
-----------------------------------------------------------------------------
TOTAL INVESTMENTS--103.9%
(IDENTIFIED COST $1,234,766)                                        1,160,164(a)

Other assets and liabilities, net--(3.9)%                             (43,791)
                                                                   ----------
NET ASSETS--100.0%                                                 $1,116,373
                                                                   ==========

At September 30, 2008, the Fund had entered into forward currency contracts as follows (reported in thousands):

                                                               Unrealized
    Contract       In Exchange       Settlement               Appreciation
    to Sell           for               Date       Value     (Depreciation)
---------------   -------------     ------------  --------   --------------
INR  1,017,570     USD   21,572       3/16/09     $21,613         $(41)
                                                                  ====

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $31,827 and gross depreciation of $120,939 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $1,249,276.
(b)  Non-income producing.
(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(d)  Shares traded on Alternative ("AHX") Exchange.
(e)  Shares traded on NYSE.
(f)  Shares traded on London Exchange.
(g)  Shares traded on Amsterdam Exchange.
(h)  Shares traded on Hong Kong exchange.
(i)  All or a portion of security is on loan.
(j) Represents security purchased with cash collateral received for securities on loan.
(k)  Amounts are less than $500 (not reported in thousands).


                       See Notes to Financial Statements

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2008


(Amounts reported in thousands except per share amounts)

ASSETS
Investment securities at value(1)(3) ............    $  1,160,164
Foreign currency at value(2) ....................           2,330
Cash ............................................             158
Receivables
  Investment securities sold ....................          60,577
  Fund shares sold ..............................           9,201
  Dividends .....................................           3,649
  Interest ......................................              50
  Tax reclaims ..................................             376
Prepaid expenses ................................              97
Other assets ....................................              17
                                                     ------------
     Total assets ...............................       1,236,619
                                                     ------------
LIABILITIES
Payables
  Fund shares repurchased .......................           7,147
  Investment securities purchased ...............          42,007
  Upon return of securities loaned ..............          69,260
  Foreign capital gain taxes ....................              70
  Investment advisory fees ......................             850
  Distribution and service fees .................             231
  Administration fees ...........................              89
  Transfer agent fees and expenses ..............             220
  Trustees' fees and expenses ...................              10
  Professional fees .............................              63
  Other accrued expenses ........................             241
  Trustee deferred compensation plan ............              17
Unrealized depreciation on forward
  currency contracts ............................              41
                                                     ------------
     Total liabilities ..........................         120,246
                                                     ------------
NET ASSETS ......................................    $  1,116,373
                                                     ============
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest ...........................    $  1,310,054
Accumulated undistributed net investment
  income (loss) .................................           5,790
Accumulated undistributed net realized
  gain (loss) ...................................        (124,213)
Net unrealized appreciation (depreciation) ......         (75,258)
                                                     ------------
NET ASSETS ......................................    $  1,116,373
                                                     ============
CLASS A
Net asset value (net assets/shares
  outstanding) per share ........................          $20.54
Offering price per share $20.54/(1-5.75%) .......          $21.79
Shares of beneficial interest outstanding,
  $0.001 par value, unlimited authorization .....          30,233
Net Assets ......................................    $    620,952

CLASS C
Net asset value (net assets/shares outstanding)
  and offering price per share ..................          $20.27
Shares of beneficial interest outstanding,
  $0.001 par value, unlimited authorization .....           4,712
Net Assets ......................................    $     95,523

CLASS I
Net asset value (net assets/shares outstanding)
  and offering price per share ..................          $20.58
Shares of beneficial interest outstanding,
  $0.001 par value, unlimited authorization .....          19,427
Net Assets ......................................    $    399,898

(1)  Investment securities at cost ..............    $  1,234,766
(2)  Foreign currency at cost ...................          $2,354
(3)  Market value of securities on loan .........         $73,267


                       See Notes to Financial Statements

                        VIRTUS FOREIGN OPPORTUNITIES FUND
                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2008


($ reported in thousands)

INVESTMENT INCOME
Dividends .......................................      $   27,655
Interest ........................................           1,439
Security lending ................................             599
Foreign taxes withheld ..........................          (2,015)
                                                     ------------
        Total investment income .................          27,678
                                                     ------------
EXPENSES
Investment advisory fees ........................          10,981
Service fees, Class A ...........................           1,839
Distribution and service fees, Class C ..........           1,190
Administration fees .............................           1,091
Transfer agent fees and expenses ................           1,314
Custodian fees ..................................             807
Printing fees and expenses ......................             182
Registration fees ...............................             117
Trustees' fees and expenses .....................              98
Professional fees ...............................              64
Miscellaneous expenses ..........................             144
                                                     ------------
        Total expenses ..........................          17,827
Less expenses reimbursed by investment adviser ..            (341)
Custodian fees paid indirectly ..................              (5)
                                                     ------------
        Net expenses ............................          17,481
                                                     ------------
NET INVESTMENT INCOME (LOSS) ....................          10,197
                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on investments .........         (93,591)
Net realized gain (loss) on foreign
  currency transactions .........................          (3,632)
Net change in unrealized appreciation
  (depreciation) on investments .................        (301,116)
Net change in unrealized appreciation
  (depreciation) on foreign
  currency translations .........................           1,771
                                                     ------------
NET GAIN (LOSS) ON INVESTMENTS ..................        (396,568)
                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .....................    $   (386,371)
                                                     ============


                       See Notes to Financial Statements

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                       STATEMENT OF CHANGES IN NET ASSETS


($ reported in thousands)                         10/1/07 -           3/1/07 -           3/1/06 -
                                                  9/30/08             9/30/07            2/28/07
                                                -----------          ----------        -----------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                    $    10,197          $    7,897         $    2,051
Net realized gain (loss)                            (97,223)              2,926             21,657
Net change in unrealized appreciation
  (depreciation)                                   (299,345)            110,208             21,289
                                                -----------          ----------         ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                  (386,371)            121,031             44,997
                                                -----------          ----------         ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income, Class A                       (4,273)             (1,345)            (1,513)
Net investment income, Class C                         (216)               (130)               (46)
Net investment income, Class I                       (3,178)             (1,056)              (499)
Net realized short-term gains, Class A               (6,704)               (180)              (800)
Net realized short-term gains, Class C               (1,119)                (25)               (56)
Net realized short-term gains, Class I               (4,041)               (128)              (249)
Net realized long-term gains, Class A                (5,433)               (538)            (4,377)
Net realized long-term gains, Class C                  (907)                (76)              (388)
Net realized long-term gains, Class I                (3,275)               (378)            (1,110)
                                                -----------          ----------         ----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS
  TO SHAREHOLDERS                                   (29,146)             (3,856)            (9,038)
                                                -----------          ----------         ----------
FROM SHARE TRANSACTIONS (SEE NOTE 5)
Change in net assets from share transactions,
  Class A                                           189,908             238,239            204,396
Change in net assets from share transactions,
  Class C                                            26,960              51,541             37,383
Change in net assets from share transactions,
  Class I                                           108,471             309,681             77,166
                                                -----------          ----------         ----------
INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS                                325,339             599,461            318,945
                                                -----------          ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS               (90,178)            716,636            354,904
NET ASSETS
Beginning of period                               1,206,551             489,915            135,011
                                                -----------          ----------         ----------
END OF PERIOD                                   $ 1,116,373          $1,206,551         $  489,915
                                                ===========          ==========         ==========
Accumulated undistributed net investment
  income (loss) at end of period                $     5,790          $    7,615         $   (1,463)


                       See Notes to Financial Statements

                         THIS PAGE INTENTIONALLY BLANK.

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                         NET                              NET
                        ASSET             NET           REALIZED          TOTAL        DIVIDENDS     DISTRIBUTIONS
                        VALUE,         INVESTMENT         AND             FROM         FROM NET        FROM NET
                      BEGINNING          INCOME       UNREALIZED        INVESTMENT    INVESTMENT       REALIZED        RETURN OF
                      OF PERIOD          (LOSS)        GAIN (LOSS)      OPERATIONS      INCOME           GAINS          CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
10/1/07-9/30/08         $28.58          $ 0.20           $(7.59)(4)       $(7.39)        $(0.17)        $(0.48)         $   --
3/1/07-9/30/07           25.00            0.22(4)          3.46             3.68          (0.06)         (0.04)             --
3/1/06-2/28/07           21.47            0.21(4)          4.08             4.29          (0.17)         (0.59)             --
3/1/05-2/28/06           19.02            0.17(4)          3.85             4.02          (0.22)         (1.35)             --
3/1/04-2/28/05           15.47            0.16             3.81             3.97          (0.16)         (0.26)             --
1/1/04-2/29/04           14.84           (0.03)            0.66             0.63             --             --              --
1/1/03-12/31/03          11.86            0.12             3.39             3.51          (0.06)         (0.43)          (0.06)

CLASS C
10/1/07-9/30/08         $28.31          $ 0.01           $(7.52)(4)       $(7.51)        $(0.05)        $(0.48)         $   --
3/1/07-9/30/07           24.85            0.10(4)          3.44             3.54          (0.04)         (0.04)             --
3/1/06-2/28/07           21.41           (0.01)(4)         4.11             4.10          (0.07)         (0.59)             --
3/1/05-2/28/06           19.11           (0.06)(4)         3.92             3.86          (0.21)         (1.35)             --
3/1/04-2/28/05           15.55            0.01             3.84             3.85          (0.03)         (0.26)             --
1/1/04-2/29/04           14.95           (0.06)            0.66             0.60             --             --              --
10/10/03 (inception)-
  12/31/03               13.91            0.11             1.34             1.45             --          (0.43)             --

CLASS I
10/1/07-9/30/08         $28.61          $ 0.27           $(7.61)(4)       $(7.34)        $(0.21)        $(0.48)         $   --
3/1/07-9/30/07           25.00            0.25(4)          3.47             3.72          (0.07)         (0.04)             --
5/15/06 (inception)-
  2/28/07                22.54            0.13(4)          3.14             3.27          (0.22)         (0.59)             --


(1) Sales charges, where applicable, are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5)  Amount is less than $0.005.
(6)  Payment by affiliate.
(7)  Payment by non-affiliate. See Note 5 in the Notes to Financial Statements.
(8)  Blended net expense ratio. See Note 3 in the Notes to Financial Statements.



                       See Notes to Financial Statements

                                                                                                                           RATIO
                                                                          NET                                              OF NET
                                          PAYMENT         CHANGE         ASSET                          NET ASSETS,      EXPENSES TO
                                            BY            IN NET         VALUE,                           END OF           AVERAGE
                       TOTAL             AFFILIATE/       ASSET          END OF           TOTAL           PERIOD            NET
                    DISTRIBUTIONS      NON-AFFILIATE      VALUE          PERIOD          RETURN(1)     (IN THOUSANDS)      ASSETS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
10/1/07-9/30/08         $(0.65)          $  --           $(8.04)          $20.54         (26.48)%         $620,952         1.37%(8)
3/1/07-9/30/07           (0.10)             --(5)(7)       3.58            28.58          14.72(3)         667,719         1.36(2)
3/1/06-2/28/07           (0.76)             --             3.53            25.00          20.39            360,822         1.37
3/1/05-2/28/06           (1.57)             --             2.45            21.47          21.82            128,991         1.25
3/1/04-2/28/05           (0.42)             --(5)(6)       3.55            19.02          26.15(6)           2,714         1.25
1/1/04-2/29/04              --              --             0.63            15.47           4.25(3)           1,482         1.25(2)
1/1/03-12/31/03          (0.55)           0.02             2.98            14.84          30.07              1,473         2.87

CLASS C
10/1/07-9/30/08         $(0.53)          $  --           $(8.04)          $20.27         (27.04)%         $ 95,523         2.12%(8)
3/1/07-9/30/07           (0.08)             --(5)(7)       3.46            28.31          14.24(3)         106,847         2.11(2)
3/1/06-2/28/07           (0.66)             --             3.44            24.85          19.46             45,154         2.13
3/1/05-2/28/06           (1.56)             --             2.30            21.41          20.96              6,019         2.00
3/1/04-2/28/05           (0.29)             --(5)(6)       3.56            19.11          25.21                 39         2.00
1/1/04-2/29/04              --              --             0.60            15.55           4.01(3)              12         2.00(2)
10/10/03 (inception)-
  12/31/03               (0.43)           0.02             1.04            14.95          10.71(3)              11         1.92(2)

CLASS I
10/1/07-9/30/08         $(0.69)          $  --           $(8.03)          $20.58         (26.31)%         $399,898         1.12%(8)
3/1/07-9/30/07           (0.11)             --(5)(7)       3.61            28.61          14.88(3)         431,985         1.11(2)
5/15/06 (inception)-
  2/28/07                (0.81)             --             2.46            25.00          14.84(3)          83,938         1.13(2)


                     RATIO OF GROSS
                       EXPENSES TO            RATIO OF
                        AVERAGE                 NET
                       NET ASSETS            INVESTMENT
                        (BEFORE             INCOME (LOSS)         PORTFOLIO
                       WAIVERS AND           TO AVERAGE           TURNOVER
                     REIMBURSEMENTS)         NET ASSETS             RATE
--------------------------------------------------------------------------------
CLASS A
10/1/07-9/30/08           1.39%                0.78%                129%
3/1/07-9/30/07            1.40(2)              1.44(2)               49(3)
3/1/06-2/28/07            1.43                 0.88                  57
3/1/05-2/28/06            1.62                 0.85                  52
3/1/04-2/28/05            2.10                 1.50                  32
1/1/04-2/29/04            2.63(2)              0.18(2)               41(3)
1/1/03-12/31/03           3.21                 0.11                  65

CLASS C
10/1/07-9/30/08           2.15%                0.03%                129%
3/1/07-9/30/07            2.16(2)              0.64(2)               49(3)
3/1/06-2/28/07            2.17                (0.06)                 57
3/1/05-2/28/06            2.35                (0.29)                 52
3/1/04-2/28/05            2.86                 0.76                  32
1/1/04-2/29/04            3.38(2)             (1.05)(2)              41(3)
10/10/03 (inception)-
  12/31/03                5.85(2)             (0.14)(2)              65(3)

CLASS I
10/1/07-9/30/08           1.15%                1.01%                129%
3/1/07-9/30/07            1.15(2)              1.59(2)               49(3)
5/15/06 (inception)-
  2/28/07                 1.17(2)              0.71(2)               57(3)



                       See Notes to Financial Statements

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2008


1. ORGANIZATION
   Effective October 1, 2008, the Phoenix Funds became Virtus Mutual Funds, and all of the Funds were renamed to reflect the new Virtus name. On October 20, 2008, the Trusts' names were also updated to reflect the new name.

   Virtus Opportunities Trust, formerly Phoenix Opportunities Trust (the "Trust"), is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   As of the date of this report, eighteen funds are offered for sale, of which the Foreign Opportunities Fund (the "Fund") is reported in this annual report. The Fund's investment objective is outlined in the fund summary page.

   The Fund offers Class A shares, Class C shares and Class I shares.

   Class A shares are sold with a front-end sales charge of up to 5.75%. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge may be imposed on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month the purchase was made. Class C shares are generally sold with a 1% contingent deferred sales charge, if applicable, if redeemed within one year of purchase. Class I shares are sold without a sales charge.

   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Class I bears no distribution and/or service expenses. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   On September 30, 2008, the Fund utilized foreign fair value pricing.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:
   The Fund is treated as a separate taxable entity. It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

   FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


   deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:
   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately made.

F. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:
   A combination of the following criteria is used to assign the countries of risk listed in the schedule of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. FORWARD CURRENCY CONTRACTS:
   The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


I. SECURITY LENDING:
   The Fund may loan securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of the agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, or securities issued or guaranteed by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At September 30, 2008, the Fund had securities on loan as follows ($ reported in thousands):

                  MARKET
                  VALUE
               OF SECURITIES           CASH
                  LOANED            COLLATERAL
              --------------       -------------
                  $73,267            $69,260

   Cash collateral is less than the market value of securities loaned due to significant market increases on September 30, 2008. Collateral was subsequently adjusted on October 1, 2008 and the Fund remained in compliance.

J. EQUITY LINKED CERTIFICATES:
   The Fund may invest in equity linked certificates. The Fund purchases the certificates ("notes") from a broker, who in turn purchases shares in the local market and issues a call note hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are sold and the note redeemed with the proceeds. Each note represents one share of the underlying stocks; therefore, the price, performance and liquidity of the note are all directly linked to the underlying stock. The notes can be redeemed for 100% of the value of the underlying stock, less transaction costs. In addition to the market risk of the underlying holding, the Fund bears additional counterparty risk to the issuing broker.

K. OPTIONS:
   The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


   The Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   ($ reported in thousands except as noted)

   On February 7, 2008, the Phoenix Companies, Inc. ("PNX") announced its intention to spin off various subsidiaries constituting its asset management business to PNX's shareholders. Once spun off from PNX, the company holding the asset management subsidiaries, Virtus Investment Partners, Inc. ("Virtus"), will become an independent public company. The spinoff is expected to occur at a date later in the year based on regulatory approval. In preparation for this spinoff, certain of the asset management subsidiaries have changed their names to reflect the Virtus brand, including the Funds' adviser, Phoenix Investment Counsel, Inc., which is now known as Virtus Investment Advisers, Inc. (the "Adviser").

   As compensation for its services to the Fund, the Adviser, an indirect wholly-owned subsidiary of PNX, is entitled to a fee based upon an annual rate of 0.85% as a percentage of the average daily net assets of the Fund.

   The Adviser contractually agreed to limit the Fund's total fund operating expenses (excluding interest, taxes, and extraordinary expenses) through June 30, 2008, so that such expenses do not exceed 1.35% for Class A Shares, 2.10% for Class C Shares and 1.10% for Class I Shares. The expense reimbursement arrangement was discontinued effective July 1, 2008.

   Effective August 23, 2007, the Adviser may recapture operating expenses waived or reimbursed under this arrangement, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations. All or a portion of reimbursed expenses may be recaptured by the fiscal years ended as follows:

                  2010           2011             TOTAL
                --------        ------           -------
                  $189           $341             $530

   The Adviser manages the Fund's investment program and general operations of the Fund, including oversight of the Fund's subadviser, Vontobel Asset Management, Inc. ("Vontobel").

   As distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions and deferred sales charges for the fiscal year (the "period") ended September 30, 2008, as follows:

               CLASS A             CLASS A           CLASS C
              NET SELLING         DEFERRED          DEFERRED
              COMMISSIONS       SALES CHARGES    SALES CHARGES
            --------------     ---------------  ---------------
                  $72                $--(1)           $50

(1) Amount is less than $500 (not reported in thousands)

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


   The Fund pays PEPCO distribution and/or service fees at the following annual rates as a percentage of the average daily net assets of each respective class:

                                CLASS A                 CLASS C
                              -----------             ----------
                                 0.25%                   1.00%

   There are no distribution and/or service fees for Class I.

   Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

   PEPCO serves as the Administrator to the Fund. For its services, which include financial agent services, PEPCO receives an administration fee at an annual rate of 0.09% of the first $5 billion, 0.08% on the next $10 billion, and 0.07% over $15 billion of the average net assets across all non-money market Virtus Mutual Funds and certain other affiliated funds. For the period ended September 30, 2008, the Fund incurred administration fees totaling $1,091.

   PEPCO serves as the Trust's transfer agent. For the period ended September 30, 2008, transfer agent fees were $1,314 as reported in the Statement of Operations.

   At September 30, 2008, PNX and its affiliates, the retirement plans of PNX and its affiliates and Virtus affiliated Funds held shares of the Fund which may be redeemed at any time that aggregated the following:

                        AGGREGATE         NET ASSET
                         SHARES             VALUE
                      ------------      ------------
   Class A              1,103,163         $22,659

   Until March 1, 2007, the Trust provided a deferred compensation plan to its Trustees who were not Officers of Virtus. Under the deferred compensation plan, Trustees were able to elect to defer all or a portion of their compensation. Amounts deferred were retained by the Fund, and to the extent permitted by the 1940 Act, as amended, could have been invested in the shares of those Virtus Mutual Funds selected by the Trustees. Investments in such Virtus Mutual Funds are included in "Other assets" on the Statements of Assets and Liabilities at September 30, 2008.

4. PURCHASES AND SALES OF SECURITIES
   ($ reported in thousands)

   Purchases and sales of investment securities for the Fund (excluding U.S. Government securities and agency securities, forward currency contracts and short-term securities) during the period ended September 30, 2008, were as follows:

                          PURCHASES         SALES
                        -------------     ----------
                         $1,841,172       $1,596,577

   There were no purchases or sales of long-term U.S. Government and agency securities.

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


5. CAPITAL SHARE TRANSACTIONS
   (reported in thousands)

   Transactions in shares of capital stock, for the periods ended as indicated below, were as follows:

                               -------------------     -------------------      -------------------
                               SHARES      AMOUNT      SHARES      AMOUNT       SHARES     AMOUNT
                               -------   ---------     -------   ---------      ------   ----------
-----------------------------  -------------------     -------------------      -------------------
FOREIGN                             10/1/07 -               3/1/07 -                 3/1/06 -
    OPPORTUNITIES FUND              9/30/08                 9/30/07                  2/28/07
-----------------------------  -------------------     -------------------      -------------------
CLASS A
Sale of shares                  15,249   $ 403,457      11,830   $  314,927       9,887    $239,921
Reinvestment of distributions      514      14,391          66        1,796         270       6,284
Plans of Reorganization
  (Note 13)                      2,807      62,246         145        3,821         575      12,673
Shares repurchased             (11,701)   (290,186)     (3,111)     (82,305)     (2,306)    (54,482)
                               -------   ---------     -------   ----------     -------    --------
Net increase/(decrease)          6,869   $ 189,908       8,930   $  238,239       8,426    $204,396
                               =======   =========     =======   ==========     =======    ========
CLASS C
Sale of shares                   1,782   $  47,916       2,145   $   56,470       1,512    $ 36,932
Reinvestment of distributions       51       1,421           5          140          15         344
Plans of Reorganization
  (Note 13)                         68       1,495           8          198          66       1,457
Shares repurchased                (963)    (23,872)       (201)      (5,267)        (58)     (1,350)
                               -------   ---------     -------   ----------     -------    --------
Net increase/(decrease)            938   $  26,960       1,957   $   51,541       1,535    $ 37,383
                               =======   =========     =======   ==========     =======    ========
CLASS I
Sale of shares                   8,230   $ 206,483       2,150   $   57,224       1,409    $ 34,448
Reinvestment of distributions      285       7,970          41        1,104          46       1,065
Plans of Reorganization
  (Note 13)                         --          --      11,024      290,636       2,113      46,590
Shares repurchased              (4,187)   (105,982)     (1,474)     (39,283)       (210)     (4,937)
                               -------   ---------     -------   ----------     -------    --------
Net increase/(decrease)          4,328   $ 108,471      11,741   $  309,681       3,358    $ 77,166
                               =======   =========     =======   ==========     =======    ========

(1) During the period ended September 30, 2007, a non-affiliate reimbursed the Fund as a result of dilutions caused by incorrectly processed shareholder activity. The effect of this activity would have reduced total return by less than .01% for the Fund.

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


6. 10% SHAREHOLDERS
   As of September 30, 2008, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the fund as detailed below. The shareholder is not affiliated with PNX.

                         % OF                     NUMBER
                        SHARES                      OF
                     OUTSTANDING                 ACCOUNTS
                   ---------------             ------------
                          13%                        1

7. CREDIT RISK AND ASSET CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

   At September 30, 2008, the Fund held securities issued by various companies in the consumer staples sector, representing 31% of the total investments of the Fund.

8. INDEMNIFICATIONS
   Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

9. REGULATORY EXAMS
   Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

   In February 2005, the NASD notified PNX that it was asserting violations of trade reporting rules by a subsidiary. PNX responded to the NASD allegations in May 2005. Thereafter, in January 2007, the NASD notified PNX that the matter was being referred for potential violations and possible action. On May 3, 2007, the NASD accepted a letter of acceptance, waiver and consent submitted by the subsidiary to resolve this matter. Without admitting or denying the NASD's findings, in accordance with the terms of the letter the subsidiary agreed to a censure, to pay a fine of $8,000 and to revise its supervisory procedures.

   The Company does not believe that the outcome of this matter will be material to these financial statements.

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


10. RECENTLY ISSUED ACCOUNTING STANDARDS
   In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures. The Fund will be adopting SFAS 157 effective with the December 31, 2008 quarterly reporting of the schedule of investments.

   In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. Management is currently evaluating the impact of FAS 161 on financial statement disclosures, if any.

11. FEDERAL INCOME TAX INFORMATION
   ($ reported in thousands)

   The Fund has capital loss carryovers which may be used to offset future capital gains, as follows:

                         EXPIRATION YEAR
         --------------------------------------------------
               2009            2010              TOTAL
         ---------------   -------------    ---------------
              $1,299           $379             $1,678

   The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

   For the fiscal year ended September 30, 2008, the Fund utilized losses of $5,390 deferred in prior years against current year capital gains.

   Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2008, the Fund deferred and recognized post-October losses as follows:

              CAPITAL         CAPITAL           CURRENCY
               LOSS            LOSS               LOSS
             DEFERRED       RECOGNIZED          DEFERRED
          -------------    ------------       ------------
             $108,508         $1,487            $4,015

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income of $10,298 and undistributed long-term capital gains of $0.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


12. RECLASSIFICATIONS OF CAPITAL ACCOUNTS
   ($ reported in thousands)

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2008, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

                   CAPITAL PAID
                      IN ON
                    SHARES OF     UNDISTRIBUTED      ACCUMULATED
                    BENEFICIAL    NET INVESTMENT    NET REALIZED
                     INTEREST      INCOME (LOSS)     GAIN (LOSS)
                  -------------- ----------------  --------------
                      $3,142         $(4,355)          $1,213

   The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains.

13. PLANS OF REORGANIZATION
    (All values except for per share amounts are reported in thousands)

   On September 12, 2008, the Foreign Opportunities Fund acquired all of the net assets of the Phoenix International Strategies Fund ("International Strategies Fund") of the Phoenix Opportunities Trust ("Opportunities Trust") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of Opportunities Trust on June 19, 2008. The acquisition was accomplished by a tax-free exchange of 2,807 Class A shares and 68 Class C shares of the Foreign Opportunities Fund outstanding on September 12, 2008 (valued at $62,246 and $1,495, respectively) for 5,615 Class A shares and 147 Class C shares of the International Strategies Fund outstanding on September 12, 2008. The International Strategies Fund had net assets on that date of $63,741 including $5,455 of net depreciation, which were combined with those of the Foreign Opportunities Fund. The aggregate net assets of Foreign Opportunities Fund immediately after the merger were $1,242,947. The shareholders of each Class of the International Strategies Fund received for each share owned approximately 0.50 and 0.46 share, respectively, of Class A and Class C shares of the Foreign Opportunities Fund.

   On April 13, 2007, the Foreign Opportunities Fund acquired all of the net assets of the Phoenix Insight International Fund ("International Fund") of the Phoenix Insight Funds Trust pursuant to an Agreement and Plan of Reorganization approved by the International Fund's Board of Trustees on November 15, 2006. The acquisition was accomplished by a tax-free exchange of 11,024 Class I shares, 145 Class A shares, and 8 Class C shares of the Foreign Opportunities Fund outstanding on April 13, 2007 (valued at $290,636, $3,821 and $198, respectively) for 15,423 Class I shares, 212 Class A shares, and 11 Class C shares of the International Fund outstanding on April 13, 2007. The International Fund had net assets on that date of $294,655 including $53,500 of net appreciation, which were combined with those of the Foreign Opportunities Fund. The aggregate net assets of Foreign Opportunities Fund immediately after the merger were $885,263. The shareholders of each Class of the International Fund received for each share owned

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


   approximately 0.71, 0.68 and 0.69 share, respectively, of Class I, Class A, and Class C shares of the Foreign Opportunities Fund.

   On May 22, 2006, the Foreign Opportunities Fund acquired all of the net assets of the Phoenix Overseas Fund ("Overseas Fund") of the Phoenix Asset Trust pursuant to an Agreement and Plan of Reorganization approved by the Overseas Fund's Board of Trustees on February 16, 2006. The acquisition was accomplished by a tax-free exchange of 2,113 Class I (f/k/a Class X) shares, 575 Class A shares, and 66 Class C shares of the Foreign Opportunities Fund outstanding on May 19, 2006 (valued at $46,590, $12,673 and $1,457, respectively) for 3,027 Class I (f/k/a Class X) shares, 789 Class A shares, 39 Class B shares and 96 Class C shares of the Overseas Fund outstanding on May 19, 2006. The Overseas Fund had net assets on that date of $60,720 including $17,640 of net appreciation, which were combined with those of the Foreign Opportunities Fund. The aggregate net assets of Foreign Opportunities Fund immediately after the merger were $208,972. The shareholders of each Class of the Overseas Fund received for each share owned approximately 0.70,
   0.69 and 0.69 share, respectively, of Class I (f/k/a Class X), Class A, and Class C shares of the Foreign Opportunities Fund. At the time of the merger all Class B shares of the Overseas Fund were converted to Class A shares. As a result each Class B shareholder of Overseas Fund received 0.69 of Class A shares of the Foreign Opportunities Fund.

                     REPORT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

[LOGO OMITTED]
PRICEWATERHOUSECOOPERS

To the Board of Trustees of
Virtus Opportunities Trust and Shareholders of
Virtus Foreign Opportunities Fund

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Foreign Opportunities Fund (formerly Phoenix Foreign Opportunities Fund, hereafter referred to as the "Fund"), a series of Virtus Opportunities Trust (formerly Phoenix Opportunities Trust), at September 30, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
November 19, 2008

                       VIRTUS FOREIGN OPPORTUNITIES FUND
                       TAX INFORMATION NOTICE (UNAUDITED)
                               SEPTEMBER 30, 2008

--------------------------------------------------------------------------------
   For the fiscal year ended September 30, 2008, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction ("DRD") for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends ("LTCG") ($ reported in thousands).

                QDI              DRD            LTCG
         --------------    --------------   --------------
                84%              6%            $9,617

   For the fiscal year ended September 30, 2008, the Fund recognized $27,030 ($ reported in thousands), of foreign source income on which the Fund paid foreign taxes of $1,651 ($ reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.
--------------------------------------------------------------------------------

                       FUND MANAGEMENT TABLES (UNAUDITED)


   Information pertaining to the Trustees and officers of the Trust as of September 30, 2008 is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.



                                             INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------
     NAME, ADDRESS,
    YEAR OF BIRTH,
    YEAR ELECTED AND                                  PRINCIPAL OCCUPATION(S)
     NUMBER OF FUNDS                                  DURING PAST 5 YEARS AND
        OVERSEEN                              DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
-----------------------------------------------------------------------------------------------------------------
  Leroy Keith, Jr.          Managing Director, Almanac Capital Management (commodities business) (2007-
  YOB: 1939                 present). Partner, Stonington Partners, Inc. (private equity firm) (2001-2007).
  Elected: 1993             Director/Trustee, Evergreen Funds (88 portfolios).
  50 Funds
-----------------------------------------------------------------------------------------------------------------
  Geraldine M. McNamara     Retired. Managing Director, U.S. Trust Company of New York (private bank)
  YOB: 1951                 (1982-2006).
  Elected: 2001
  52 Funds
-----------------------------------------------------------------------------------------------------------------
  James M. Oates            Managing Director, Wydown Group (consulting firm) (1994-present). Chairman,
  YOB: 1946                 Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services)
  Elected: 1993             (1997-2006). Director, Stifel Financial. Chairman and Trustee, John Hancock Trust
  50 Funds                  (93 portfolios) and John Hancock Funds II (74 portfolios). Non-Executive Chairman,
                            Hudson Castle Group, Inc.
-----------------------------------------------------------------------------------------------------------------
  Richard E. Segerson       Managing Director, Northway Management Company (1998-present).
  YOB: 1946
  Elected: 1998
  50 Funds
-----------------------------------------------------------------------------------------------------------------
  Ferdinand L.J. Verdonck   Retired. Director, Galapagos N.V. (biotechnology). Mr. Verdonck is also a director
  YOB: 1942                 of several non-U.S. companies.
  Elected: 2004
  50 Funds
-----------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES


     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


-----------------------------------------------------------------------------------------------------------------
     NAME, ADDRESS,
     YEAR OF BIRTH,
    YEAR ELECTED AND                                 PRINCIPAL OCCUPATION(S)
     NUMBER OF FUNDS                                 DURING PAST 5 YEARS AND
        OVERSEEN                              DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
-----------------------------------------------------------------------------------------------------------------
  George R. Aylward(1)      Senior Executive Vice President and President, Asset Management (2007-present),
  YOB: 1964                 Senior Vice President and Chief Operating Officer, Asset Management (2004-2007),
  Elected: 2006             Vice President and Chief of Staff (2001-2004), The Phoenix Companies, Inc.
  52 Funds                  Director and President (2006-present), Chief Operating Officer (2004-2006), Vice
                            President, Finance, (2001-2002), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Various senior officer and directorship positions with Phoenix affiliates (2005-2008). President (2006-present), Executive Vice President (2004-
                            2006), the Virtus Mutual Funds Family. Chairman, President and Chief Executive
                            Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006-present).
-----------------------------------------------------------------------------------------------------------------
  Philip R. McLoughlin(2)   Partner, Cross Pond Partners, LLC (2006-Present). Director, Argo Group
  YOB: 1946                 International Holdings Ltd. (insurance), World Trust Fund and KBC Asset
  Elected: 1993             Management, Ltd.
  70 Funds
-----------------------------------------------------------------------------------------------------------------

 (1) Mr. Aylward is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with Virtus Investment Partners, Inc. and/or its affiliates.
 (2) Mr. McLoughlin is treated as an "interested person," as defined in the Investment Company Act of 1940, because of his participation in certain retirement plans maintained by Virtus Investment Partners, Inc. and/or its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES


-----------------------------------------------------------------------------------------------------------------
                                POSITION(S) HELD WITH
     NAME, ADDRESS AND           TRUST AND LENGTH OF                           PRINCIPAL OCCUPATION(S)
       YEAR OF BIRTH                 TIME SERVED                                  DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
  Nancy G. Curtiss          Senior Vice President since        Vice President, Head of Asset Management
  YOB: 1952                 2006.                              Operations (2007-present), Vice President
                                                               (2003-2007), Virtus Investment Partners, Inc.
                                                               and/or certain of its subsidiaries. Assistant
                                                               Treasurer (2001-present), Phoenix Equity
                                                               Planning Corporation. Ms. Curtiss is also
                                                               Treasurer of various other investment companies
                                                               within the Virtus Mutual Funds Complex
                                                               (1994-present).
-----------------------------------------------------------------------------------------------------------------
  Marc Baltuch              Vice President and                 Chief Compliance Officer, Zweig-DiMenna
  c/o Zweig-DiMenna         Chief Compliance Officer since     Associates LLC (1989-present). Vice President,
  Associates, LLC           2004.                              The Zweig Total Return Fund, Inc. (2004-present).
  900 Third Avenue                                             Vice President, The Zweig Fund, Inc. (2004-
  New York, NY 10022                                           present). President and Director of Watermark
  YOB: 1945                                                    Securities, Inc. (1991-present). Assistant
                                                               Secretary, Gotham Advisors Inc. (1990-2005).
-----------------------------------------------------------------------------------------------------------------
  W. Patrick Bradley        Chief Financial Officer and        Vice President, Fund Administration (2007-
  YOB: 1972                 Treasurer since 2005.              present), Second Vice President, Fund Control &
                                                               Tax (2004-2006), Virtus Investment Partners, Inc.
                                                               and/or certain of its subsidiaries. Vice President,
                                                               Chief Financial Officer, Treasurer and Principal
                                                               Accounting Officer (2006-present), Assistant
                                                               Treasurer (2004-2006), The Phoenix Edge Series
                                                               Fund. Chief Financial Officer and Treasurer (2005-
                                                               present), Assistant Treasurer (2004-2006), certain
                                                               funds within the Virtus Mutual Funds Family.
                                                               Senior Manager, Audit, Deloitte & Touche, LLP
                                                               (1999-2004).
-----------------------------------------------------------------------------------------------------------------
  Kevin J. Carr             Vice President,                    Vice President, Counsel and Secretary, Virtus
  YOB: 1954                 Chief Legal Officer,               Investment Partners, Inc. and/or certain of its
                            Counsel and                        subsidiaries (since 2008). Vice President and
                            Secretary since 2005.              Counsel, Phoenix Life Insurance Company
                                                               (2005-2008). Compliance Officer of Investments
                                                               and Counsel, Travelers Life & Annuity Company
                                                               (January 2005-May 2005). Assistant General
                                                               Counsel and certain other positions, The Hartford
                                                               Financial Services Group (1995-2005).
-----------------------------------------------------------------------------------------------------------------

VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668


TRUSTEES
George R. Aylward
Leroy Keith, Jr.
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L.J. Verdonck

OFFICERS
George R. Aylward, President
Nancy G. Curtiss, Senior Vice President
Marc Baltuch, Vice President and
  Chief Compliance Officer
W. Patrick Bradley, Chief Financial
  Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal
  Officer, Counsel and Secretary



INVESTMENT ADVISER
Virtus Investment Advisers, Inc.
56 Prospect Street
Hartford, CT 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

TRANSFER AGENT
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110-1707

HOW TO CONTACT US
Mutual Fund Services            1-800-243-1574
Advisor Consulting Group        1-800-243-4361
Telephone Orders                1-800-367-5877
Text Telephone                  1-800-243-1926
Web site                            VIRTUS.COM

--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

                         THIS PAGE INTENTIONALLY BLANK.

                         THIS PAGE INTENTIONALLY BLANK.

                                                                 --------------
[LOGO OMITTED]                                                      PRSRT STD
                                                                  U.S. POSTAGE
c/o State Street Bank and Trust Company                               PAID
             P.O. Box 8301                                        LANCASTER, PA
         Boston, MA 02266-8301                                     PERMIT 1793
                                                                 --------------




For more information about
Virtus mutual funds, please call
your financial representative,
contact us at 1-800-243-1574
or VIRTUS.COM.


8011                                                                       10-08

                                                                          ANNUAL
                                                                          REPORT


                                 [LOGO OMITTED]

                    Virtus Multi-Sector Short Term Bond Fund









================================================================================

                                                   WOULDN'T YOU RATHER HAVE THIS
                                                       DOCUMENT E-MAILED TO YOU?
                                                       ELIGIBLE SHAREHOLDERS CAN
TRUST NAME:                                               SIGN UP FOR E-DELIVERY
VIRTUS OPPORTUNITIES            September 30, 2008                 AT VIRTUS.COM
TRUST

NOT FDIC INSURED                NO BANK GUARANTEE                 MAY LOSE VALUE

                                TABLE OF CONTENTS

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND*
("Multi-Sector Short Term Bond Fund,"
formerly Phoenix Multi-Sector Short Term Bond Fund)


Message to Shareholders ...............................................     1
Glossary ..............................................................     3
Disclosure of Fund Expenses ...........................................     4
Fund Summary ..........................................................     6
Schedule of Investments ...............................................     9
Statement of Assets and Liabilities ...................................    27
Statement of Operations ...............................................    28
Statement of Changes in Net Assets ....................................    29
Financial Highlights ..................................................    30
Notes to Financial Statements .........................................    34
Report of Independent Registered Public Accounting Firm ...............    44
Tax Information Notice ................................................    45
Fund Management Tables ................................................    46


* Please see Notes 1 and 3 in the Notes to Financial Statements for more information on the name change.

--------------------------------------------------------------------------------
PROXY VOTING PROCEDURES (FORM N-PX)
The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2008, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.


FORM N-Q INFORMATION
The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
--------------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Virtus Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

                             MESSAGE TO SHAREHOLDERS



Fellow Shareholders of Virtus Mutual Funds:

[PHOTO OMITTED]

The third quarter of 2008 likely will be remembered as a time of extremes in the global financial markets. There was historic volatility in all the major markets, the collapse of well-known financial firms, and unprecedented government interventions into the economy.

The scope of events that occurred in the past quarter was truly extraordinary. There was the U.S. government's takeover of Fannie Mae and Freddie Mac; a federal line of credit for the insurer, AIG; the seizure of Washington Mutual and sale to JPMorgan Chase; and the proposed $700 billion taxpayer rescue of the financial sector, which was approved in early October. The quarter also saw the end of the investment banking model with the merger of Merrill Lynch and Bank of America, the collapse of Lehman Brothers, and the decisions by Goldman Sachs and Morgan Stanley to convert to traditional banking institutions.

This global turmoil was reflected in the major market indices. More than half (37 of 64) of the Dow Jones Industrial Average's third-quarter trading days had wide positive or negative swings of greater than 100 points. For the quarter, the Dow was down 3.7 percent (16.5 percent year-to-date), the S&P 500 stock index was down 8.4 percent (19.3 percent year-to-date); and EAFE was off 20.5 percent (28.9 percent for the year).

At the start of the fourth quarter, governments around the world demonstrated their resolve to actively pursue solutions to this financial upheaval. Among the responses from the U.S. government is the Department of the Treasury's Temporary Money Market Fund Guarantee Program. While officials and economists believe the government interventions will bring stability to the financial markets, few will predict a timeline for recovery.

This is a period when investors should pay particular attention to their accounts - and rely on the discipline and focus of professional investment managers and financial advisors. The extraordinary activity of the past several months may tempt some investors to react inappropriately to market events and deviate from their well-considered, long-term financial plans. We believe that during periods of unusual market volatility, discipline is the key for the investor, the financial advisor, and the professional money manager.

We encourage you to consult with a financial advisor to review your holdings and to ensure they continue to reflect your current investment objectives and your tolerance for risk. Virtus Mutual Funds offer a wide range of equity, fixed income and money market funds, and we hope you will consider our investment choices when you and your financial advisor review your portfolio allocations.

On a much different note, we began the fourth quarter with the rebranding of our company in preparation for our spin-off as an independent, publicly-traded company. Our company is now Virtus Investment Partners, the PhoenixFunds are now the Virtus Mutual Funds, and the investment adviser to the funds is now Virtus Investment Advisers. As you will notice throughout this report, the individual funds have incorporated the "Virtus" name. For your convenience, all mutual fund ticker symbols remain unchanged.

I encourage you to visit our new website, WWW.VIRTUS.COM, to learn more about our company and our services for investors, and to access information about your account. Customer service is also available at 800-243-1574.

On behalf of the entire team at Virtus Investment Partners, and the investment professionals at our partner companies and subadvisers, I want to thank you for entrusting your assets to us.

Sincerely,

/s/ George R. Aylward

George R. Aylward
President, Virtus Mutual Funds

OCTOBER 2008




PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN ABOVE.

                                    GLOSSARY



BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX
The Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

FGIC
Financial Guaranty Insurance Company

FHLMC
Federal Home Loan Mortgage Corporation

FNMA OR "FANNIE MAE"
Federal National Mortgage Association

FSA
Financial Security Assurance, Inc.

GNMA OR "GINNIE MAE"
Government National Mortgage Association

JPY
Japanese Yen

MBIA
Municipal Bond Insurance Association

MERRILL LYNCH 1-2.99 YEAR MEDIUM QUALITY CORPORATE BONDS INDEX
The Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. investment grade corporate bond issues rated "BBB" and "A" by Standard & Poor's/Moody's with maturities between one and three years. The index is calculated on a total return basis.

REIT (REAL ESTATE INVESTMENT TRUST)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

USD
United States Dollar

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.










THE INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                     DISCLOSURE OF FUND EXPENSES (UNAUDITED)
         FOR THE SIX-MONTH PERIOD OF APRIL 1, 2008 TO SEPTEMBER 30, 2008


     We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Multi-Sector Short Term Bond Fund (the "Fund") you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B, Class C and Class T shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Virtus Multi-Sector Short Term Bond Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your fund's costs in two ways.

ACTUAL EXPENSES
     The first section of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The second section of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
               DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
         FOR THE SIX-MONTH PERIOD OF APRIL 1, 2008 TO SEPTEMBER 30, 2008


EXPENSE TABLE
--------------------------------------------------------------------------------
                    Beginning           Ending                         Expenses
                     Account            Account         Annualized       Paid
                      Value              Value            Expense       During
                  April 1, 2008   September 30, 2008       Ratio        Period*
--------------------------------------------------------------------------------
MULTI-SECTOR SHORT TERM BOND FUND
--------------------------------------------------------------------------------
ACTUAL
Class A              $1,000.00         $   953.70          1.10%         $5.37
Class B               1,000.00             949.00          1.60           7.80
Class C               1,000.00             950.70          1.35           6.58
Class T               1,000.00             948.10          1.85           9.01
Class I++             1,000.00             948.90          0.89           2.75

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A               1,000.00           1,019.43          1.10           5.57
Class B               1,000.00           1,016.90          1.60           8.10
Class C               1,000.00           1,018.17          1.35           6.83
Class T               1,000.00           1,015.63          1.85           9.37
Class I               1,000.00           1,020.49          0.89           4.51

HYPOTHETICAL (5% RETURN BEFORE EXPENSES SINCE INCEPTION)
Class I++             1,000.00           1,013.00          0.89           2.84

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 days to reflect the one-half year period.

++ Inception date is June 6, 2008. Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (113) expenses were accrued, then divided by 366 to reflect the period since inception.

   You can find more information about the Fund's expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

                                                               TICKER SYMBOLS:
VIRTUS MULTI-SECTOR SHORT TERM BOND FUND                       Class A: NARAX
                                                               Class B: PBARX
                                                               Class C: PSTCX
                                                               Class T: PMSTX
                                                               Class I: PIMSX


[ ] VIRTUS MULTI-SECTOR SHORT TERM BOND FUND ("Multi-Sector Short Term Bond Fund" or the "Fund") is diversified and has an investment objective to seek to provide high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS OBJECTIVE.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned (5.07)%; Class B shares returned (5.57)%; Class C shares returned (5.28)%; Class T shares returned (5.78)%; and Class I shares returned (5.11)%* for the period June 6, 2008 (inception) to September 30, 2008. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 3.65%; and the Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index, the Fund's style-specific index appropriate for comparison, returned (2.19)%.

*    Returns less than 1 year are not annualized.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE BOND MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] The broad US fixed income market, as represented by the Barclays Capital U.S. Aggregate Bond Index, returned 3.65 percent for the fiscal year ended September 30, 2008.

[ ] In the first 7 meetings of the fiscal year (one of which was an unscheduled inter-meeting) the Federal Reserve cut the federal funds rate 2.75 percent from 4.75 percent to 2.00 percent, citing concerns over tightening credit conditions, a weakening economy. In the remaining 3 meetings, towards the end of second quarter 2008 and early third quarter 2008, as commodities were hitting all-time highs and inflation as measured by CPI was heightened, the Federal Reserve left rates unchanged citing concerns of downside risks to growth and upside inflation risks.

[ ] Since the beginning of the fiscal year the yield curve has steepened, with rates declining across the curve but more pronounced at the front end of the curve.

[ ] The credit markets during the fiscal year ending September 30, 2008 were extraordinarily volatile. This was primarily due to fear surrounding the sub-prime mortgage market and its resulting contagion. During this period the economy showed significant signs of weakening with unemployment on the rise, a deteriorating housing market, and unprecedented stress to the financial system, resulting in a severe lack of liquidity and uncertainty in the market.

[ ] Despite the numerous efforts of the Federal Reserve to inject liquidity into the system, fears of a credit crunch caused a very significant flight to quality which resulted in dramatic spread widening in all sectors of the bond market. This flight to quality was so significant that it caused Treasuries to outperform all spread sectors for the full reporting period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The decision to maintain an underweight to U.S. Treasuries in favor of spread sectors was the largest detractor to performance for the fiscal year. Treasuries outperformed as concerns over sub-prime and the resulting credit crunch continued the flight to quality, causing spreads in many sectors to widen to historic or near-historic levels. This environment typically does not favor our style of investing; however, we have maintained diversification in all of our credit-intensive sectors and have used the spread widening as an opportunity to invest in high quality issues that have widened in conjunction with the market.

[ ] Among the fund's investment in spread sectors, the overweight to asset backed securities, corporate high yield, and residential mortgage backed securities detracted the most from performance.

[ ] The largest positive contributors to performance were the fund's exposure to agency mortgage backed securities and municipal bonds, though both sectors underperformed U.S. Treasuries.

     AS INTEREST RATES RISE, BOND PRICES FALL. AS SUCH, THIS FUND'S SHARE VALUE MAY DECLINE SUBSTANTIALLY, AND IT IS POSSIBLE TO LOSE A SIGNIFICANT PORTION OF YOUR PRINCIPAL WHEN INTEREST RATES RISE.

     FOREIGN INVESTING INVOLVES SPECIAL RISKS SUCH AS CURRENCY FLUCTUATION AND LESS PUBLIC DISCLOSURE, AS WELL AS ECONOMIC AND POLITICAL RISKS.


SECTOR WEIGHTINGS as of 9/30/08*
---------------------------------------------------------------
Domestic Corporate Bonds                                23%
---------------------------------------------------------------
Agency Mortgage-Backed Securities                       18%
---------------------------------------------------------------
Non-Agency Mortgage-Backed Securities                   16%
---------------------------------------------------------------
Domestic Loan Agreements                                11%
---------------------------------------------------------------
Foreign Corporate Bonds                                 10%
---------------------------------------------------------------
Asset-Backed Securities                                 10%
---------------------------------------------------------------
Foreign Government Securities                            9%
---------------------------------------------------------------
Other (includes short-term investments)                  3%
---------------------------------------------------------------
*    % of total investments as of September 30, 2008.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/08
-----------------------------------------------------------------------------------------------------------
                                                                           Inception
                                              1          5           10       to     Inception
                                            Year       Years       Years    9/30/08    Date
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES AT NAV(2)                   (5.07)%      2.21%       4.94%     --        --
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES AT POP(3,4)                 (7.20)       1.74        4.70      --        --
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES AT NAV(2)                   (5.57)      (1.70)      (4.38)     --        --
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES WITH CDSC(4)                (6.92)       1.70        4.38      --        --
-----------------------------------------------------------------------------------------------------------
CLASS C SHARES AT NAV(2)                   (5.28)      (1.97)      (4.73)     --        --
-----------------------------------------------------------------------------------------------------------
CLASS T SHARES AT NAV(2)                   (5.78)       1.42          --    1.55%     6/2/03
-----------------------------------------------------------------------------------------------------------
CLASS T SHARES WITH CDSC(4)                (5.78)      (1.42)         --   (1.55)     6/2/03
-----------------------------------------------------------------------------------------------------------
CLASS I SHARES AT NAV                         --          --          --   (5.11)     6/6/08
-----------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX (3.65)      (3.78)      (5.20)   NOTE 5    NOTE 5
-----------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-2.99 YEAR
MEDIUM QUALITY CORPORATE BONDS INDEX       (2.19)      (2.14)      (4.36)   NOTE 6    NOTE 6
-----------------------------------------------------------------------------------------------------------
FUND EXPENSE RATIOS(7): A SHARES 1.11%; B SHARES 1.61%; C SHARES 1.36%; T SHARES 1.86%; I SHARES 0.86%.
-----------------------------------------------------------------------------------------------------------

     ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 2.25% SALES CHARGE.
(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 2% TO 0% OVER A THREE YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS T SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5) INDEX PERFORMANCE IS 3.52% FOR CLASS T (SINCE 6/2/03) AND (0.88)% FOR CLASS I (SINCE 6/6/08).
(6) INDEX PERFORMANCE IS 2.21% FOR CLASS T (SINCE 6/2/03) AND (5.61)% FOR CLASS I (SINCE 6/6/08).
(7)  PER PROSPECTUS EFFECTIVE 1/31/08.



[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR REPRESENTATION ARE AS FOLLOWS:

GROWTH OF $10,000 for periods ended 9/30
--------------------------------------------------------------------------------

           Virtus Multi-Sector     Virtus Multi-Sector     Virtus Multi-Sector      Merrill Lynch 1-2.99
               Short Term              Short Term              Short Term           Year Medium Quality
            Bond Fund Class A       Bond Fund Class B       Bond Fund Class C      Corporate Bonds Index

9/30/1998          9,775                10,000                    10,000                  10,000
9/30/1999         10,521                10,687                    10,736                  10,409
9/29/2000         11,189                11,313                    11,390                  11,072
9/28/2001         12,089                12,140                    12,302                  12,256
9/30/2002         12,917                12,907                    13,108                  12,810
9/30/2003         14,210                14,134                    14,410                  13,784
9/30/2004         14,894                14,771                    15,123                  14,095
9/30/2005         15,335                15,133                    15,528                  14,312
9/29/2006         15,943                15,624                    16,099                  14,911
9/28/2007         16,693                16,281                    16,774                  15,670
9/30/2008         15,847                15,374                    15,888                  15,327

       For information regarding the indexes, see the glossary on page 3.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008

($ reported in thousands)


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
U.S. GOVERNMENT SECURITIES--0.4%

U.S. TREASURY BONDS--0.3%
U.S. Treasury Bond
  4.000% due 8/15/18                                 $  5,600      $   5,680
                                                                   ---------
U.S. TREASURY NOTES--0.1%
U.S. Treasury Note
  2.875% due 6/30/10                                    1,000          1,016
                                                                   ---------
----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $6,761)                                               6,696
----------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES--17.6%
FHLMC
  6.000% due 8/1/34                                     1,992          2,023
  6.000% due 2/1/38                                    26,794         27,149
FNMA
  5.500% due 1/1/17                                       765            779
  6.000% due 5/1/17                                       212            217
  5.500% due 8/1/17                                       136            138
  4.500% due 4/1/18                                     1,610          1,587
  5.000% due 4/1/18                                     1,497          1,501
  5.000% due 10/1/19                                    2,656          2,657
  5.500% due 2/1/20                                       894            903
  5.500% due 3/1/20                                     1,142          1,155
  5.500% due 3/1/20                                       439            444
  5.500% due 3/1/20                                     1,041          1,052
  5.500% due 3/1/20                                     2,013          2,035
  5.500% due 4/1/20                                     1,641          1,659
  5.000% due 6/1/20                                     4,599          4,585
  5.000% due 8/1/20                                     5,639          5,623
  6.000% due 12/1/32                                      308            313
  5.500% due 2/1/33                                       667            667
  5.500% due 5/1/34                                     2,760          2,758
  04-W6, 1A4 5.500%
     due 7/25/34                                        9,287          9,021
  6.000% due 8/1/34                                     1,585          1,613
  6.000% due 8/1/34                                     2,081          2,118
  5.500% due 10/1/34                                    2,531          2,530
  6.000% due 10/1/34                                    1,397          1,420
  6.000% due 10/1/34                                    2,202          2,237
  5.500% due 11/1/34                                    2,978          2,976
  5.500% due 11/1/34                                    2,141          2,139
  6.000% due 11/1/34                                    2,778          2,823
  5.500% due 12/1/34                                    1,594          1,590


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
  5.500% due 1/1/35                                  $  3,345      $   3,342
  5.500% due 1/1/35                                     2,809          2,807
  5.500% due 2/1/35                                     2,993          2,991
  5.500% due 3/1/35                                     3,017          3,012
  5.500% due 4/1/35                                     3,499          3,496
  05-57, CK 5.000%
     due 7/25/35                                        2,686          2,683
  05-65, DK 5.000%
     due 8/25/35                                        2,112          2,110
  05-65, PJ 5.000%
     due 8/25/35                                        4,210          4,211
  05-74, AG 5.000%
     due 9/25/35                                        1,787          1,787
  5.500% due 6/1/36                                     9,061          9,044
  6.500% due 8/1/36                                     9,589          9,843
  6.000% due 10/1/36                                    5,218          5,291
  6.000% due 1/1/37                                     3,988          4,044
  6.000% due 1/1/37                                     2,252          2,283
  5.500% due 2/1/37                                     6,785          6,773
  5.500% due 2/1/37                                     3,746          3,738
  5.500% due 4/1/37                                     4,096          4,088
  5.500% due 7/1/37                                        24             24
  6.000% due 7/1/37                                     1,432          1,452
  6.000% due 9/1/37                                    13,723         13,913
  5.500% due 11/1/37                                   13,012         12,986
  6.000% due 12/1/37                                    5,841          5,923
  5.500% due 2/1/38                                     7,330          7,315
  6.000% due 2/1/38                                     7,429          7,533
  6.000% due 2/1/38                                     4,763          4,829
  6.000% due 2/1/38                                     8,153          8,267
  5.500% due 4/1/38                                    28,925         28,866
  6.000% due 4/1/38                                     4,406          4,467
  5.500% due 5/1/38                                     3,937          3,929
  6.000% due 5/1/38                                     9,620          9,754
  5.500% due 7/1/38                                     9,591          9,572
  5.500% due 7/1/38                                    18,078         18,041
  5.500% due 9/1/38                                     4,250          4,241
GNMA
  6.500% due 7/15/31                                       51             53
  6.500% due 8/15/31                                      130            134
  6.500% due 11/15/31                                     104            107
  6.500% due 2/15/32                                       43             44
  6.500% due 4/15/32                                      133            137
  6.500% due 4/15/32                                      144            148
----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $298,842)                                           298,990
----------------------------------------------------------------------------


                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)

                                                    PAR VALUE        VALUE
                                                   ------------    ---------
MUNICIPAL BONDS--2.8%

ARIZONA--0.8%
Arizona School Board
  Facilities Improvement
  5.000% due 1/1/14                                  $ 12,325      $  13,185
                                                                   ---------
CALIFORNIA--0.1%
Fresno County Pension
  Obligation Taxable
  (FGIC Insured)
  6.060% due 8/15/09                                    1,915          1,955
                                                                   ---------
CONNECTICUT--0.2%
Mashantucket Western
  Pequot Tribe Taxable
  Series A 144A (MBIA Insured)
  6.910% due 9/1/12(b)                                  3,215          3,251
                                                                   ---------
KENTUCKY--0.4%
State Property & Buildings
  Commission (FSA Insured)
  5.250% due 10/1/13                                    5,750          6,172
                                                                   ---------
NEW YORK--0.1%
New York State Dormitory
  Authority Higher Education
  Taxable Series B
  3.350% due 12/15/09                                   1,610          1,618
                                                                   ---------
PENNSYLVANIA--0.2%
Philadelphia School District
  Taxable Series C
  (FSA Insured)
  4.200% due 7/1/09                                     2,570          2,585
  4.430% due 7/1/11                                     1,015          1,017
                                                                   ---------
                                                                       3,602
                                                                   ---------
SOUTH DAKOTA--0.0%
Educational Enhancement
  Funding Corp. Taxable
  Series A
  6.720% due 6/1/25                                       130            129
                                                                   ---------
TEXAS--0.8%
State of Texas Public
  Finance Authority
  5.000% due 10/1/12                                   12,950         13,772
                                                                   ---------


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
VIRGINIA--0.2%
Tobacco Settlement Financing
  Corp. Taxable Series A-1
  6.706% due 6/1/46                                  $  4,965      $   3,845
                                                                   ---------
----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $48,980)                                             47,529
----------------------------------------------------------------------------
ASSET-BACKED SECURITIES--9.7%
AmeriCredit Automobile
  Receivables Trust
  06-RM, A2
  5.420% due 8/8/11                                     5,361          5,182
  07-CM, A3A
  5.420% due 5/7/12                                     7,000          6,724
Banc of America Securities
  Auto Trust 06-G1, B
  5.340% due 2/18/11                                    4,855          4,724
Bay View Auto Trust 05-LJ1, A4
  4.090% due 5/25/12                                    2,694          2,562
Bayview Financial Acquisition
  Trust 06-B, 1A2
  5.800% due 4/28/36(c)                                 4,000          3,750
Bombardier Capital Mortgage
  Securitization Corp. 99-A, A3
  5.980% due 1/15/18(c)                                 2,911          2,671
Capital Auto Receivables
  Asset Trust 144A 06-1, D
  7.160% due 1/15/13(b)                                 2,000          1,898
Capital One Auto Finance
  Trust 06-A, A3
  5.330% due 11/15/10                                     898            894
Carmax Auto Owner Trust
  05-1, C
  4.820% due 10/15/11                                   4,135          3,938
  07-2, B
  5.370% due 3/15/13                                    5,702          5,138
Chase Funding Mortgage
  Loan Asset-Backed
  Certificates 04-1, 1A4
  4.111% due 8/25/30                                    3,261          3,201
Citicorp Residential Mortgage
  Securities, Inc. 07-2, A4
  6.538% due 6/25/37(c)                                 5,000          4,043
Conseco Finance
  Securitizations Corp.(c)
  02-2, A2
  6.030% due 3/1/33                                     2,000          1,849
  01-3, A4
  6.910% due 5/1/33                                    12,541         11,809



                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008



($ reported in thousands)


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
Credit Based Asset
  Servicing and
  Securitization LLC
  07-CB1, AF2
  5.721% due 1/25/37(c)                             $   5,000   $      3,855
Daimler Chrysler Auto
  Trust 08-B,  A4A
  5.320% due 11/10/14                                   4,820          4,648
Dunkin Securitization
  144A 06-1, M1
  8.285% due 6/20/31(b)                                 6,345          4,756
FMAC Loan Receivables
  Trust 144A 98-CA, A2
  6.660% due 9/15/20(b)                                 4,443          4,043
Ford Credit Auto Owner
  Trust 06-C, A4A
  5.150% due 2/15/12                                    6,750          6,604
GMAC Mortgage Corp.
  Loan Trust
  05-HE2, A3
  4.622% due 11/25/35(c)                                1,027            946
  06-HE2, A3
  6.320% due 5/25/36                                   11,335          6,048
Great America Leasing
  Receivables 144A 05-1, A4
  4.970% due 8/20/10(b)                                 6,319          6,290
GreenTree Financial Corp.
  7.000% due 4/15/26                                    5,000          4,824
  99-2, M2
  7.210% due 12/1/30(c)(n)                              2,247             46
Home Equity Asset Trust
  144A 06-7, A
  6.000% due 2/25/37(b)(p)                              2,119             11
Hyundai Auto Receivables Trust
  06-A, D
  5.520% due 11/15/12                                   2,478          2,427
  08-A, A3
  4.930% due 12/17/12                                   6,800          6,721
IndyMac Manufactured
  Housing Contract 98-1, A3
  6.370% due 9/25/28                                    2,312          2,148
Long Grove Collateral
  Loan Obligation Ltd. 144A(b)(c)
  04-1A, C
  5.211% due 5/25/16                                    1,600          1,162
  04-1A, D
  9.561% due 5/25/16                                      500            353


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
MASTR Alternative Net
  Interest Margin 144A
  06-6, N1
  4.429% due 9/26/46 (b)(c)(n)(p)                    $  1,140      $       1
Merrill Auto Trust
  Securitization 07-1, B
  5.790% due 12/15/13                                   5,585          5,262
Renaissance Home Equity
  Loan Trust(c)
  05-3, AF4
  5.140% due 11/25/35                                   5,380          4,919
  06-2, AF4
  6.115% due 8/25/36                                    5,640          4,749
  06-3, AF2
  5.580% due 11/25/36                                   2,661          2,599
Renaissance Net Interest
  Margin Trust 144A 07-2, N
  8.353% due 6/25/37(b)(n)                              1,715             34
Residential Funding
  Mortgage Securities II, Inc.
  04-HI3, A4
  4.630% due 1/25/20                                    1,584          1,541
  05-HI2, A3
  4.460% due 5/25/35                                    1,157          1,149
  06-HI2, A3
  5.790% due 2/25/36                                    1,510          1,133
  07-HI1, A2
  5.640% due 3/25/37                                   10,000          8,237
  07-HSA3, AI2
  5.890% due 5/25/37(c)                                 7,340          5,634
Soundview Home Equity
  Loan Trust 05-CTX1, A3
  5.322% due 11/25/35(c)                                2,522          2,503
Structured Asset Securities
  Corp. 05-7XS, 1A2B
  5.270% due 4/25/35(c)                                 7,161          7,064
Vanderbuilt Acquisition
  Loan Trust 02-1, A3
  5.700% due 9/7/23(c)                                    107            106
Wachovia Auto Loan
  Owner Trust 144A(b)
  06-1, A4
  5.080% due 4/20/12                                    4,870          4,764
  06-2A, E
  7.050% due 5/20/14                                    5,000          2,624
----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $191,591)                                           165,584
----------------------------------------------------------------------------

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
DOMESTIC CORPORATE BONDS--23.4%

AEROSPACE & DEFENSE--0.3%
L-3 Communications Corp.
   7.625% due 6/15/12                                $  4,445      $   4,389
   Series B
   6.375% due 10/15/15                                    925            856
                                                                   ---------
                                                                       5,245
                                                                   ---------
AGRICULTURAL PRODUCTS--0.3%
Cargill, Inc. 144A
  5.600% due 9/15/12(b)                                 4,845          4,787
                                                                   ---------
AIRLINES--1.8%
American Airlines, Inc. 01-1
  6.977% due 5/23/21                                   16,013         10,569
Continental Airlines, Inc. 98-1A
  6.648% due 3/15/19                                    2,287          1,943
Delta Air Lines, Inc. 00-1
  7.379% due 5/18/10                                   11,647         11,327
JetBlue Airways Corp. 04-2
  5.904% due 5/15/10(c)                                 1,066          1,034
United Airlines, Inc.
  00-2
  7.032% due 10/1/10                                    3,326          3,251
  01-1
  6.071% due 3/1/13                                     2,501          2,439
                                                                   ---------
                                                                      30,563
                                                                   ---------
APPLICATION SOFTWARE--0.1%
Intuit, Inc.
  5.750% due 3/15/17                                    1,393          1,232
                                                                   ---------
ASSET MANAGEMENT & CUSTODY BANKS--0.5%
Invesco Ltd.
  4.500% due 12/15/09                                   2,750          2,637
Janus Capital Group, Inc.
  6.250% due 6/15/12                                    2,663          2,517
Northern Trust Corp.
  5.500% due 8/15/13                                    2,775          2,777
Nuveen Investment, Inc. 144A
  10.500% due 11/15/15(b)                                 800            620
                                                                   ---------
                                                                       8,551
                                                                   ---------
AUTOMOBILE MANUFACTURERS--0.2%
Daimler Finance North America LLC
  6.500% due 11/15/13                                   3,390          3,308
General Motors Corp.
  7.200% due 1/15/11                                    1,480            873
                                                                   ---------
                                                                       4,181
                                                                   ---------

                                                    PAR VALUE        VALUE
                                                   ------------    ---------
BROADCASTING--0.9%
Comcast Cable Holdings LLC
  7.875% due 8/1/13                                  $  3,800      $   3,949
COX Communications, Inc.
  3.875% due 10/1/08                                    1,000          1,000
  4.625% due 6/1/13                                     5,620          5,195
Time Warner Cable, Inc.
  6.200% due 7/1/13                                     2,915          2,828
Viacom, Inc.
  5.750% due 4/30/11                                    2,700          2,623
                                                                   ---------
                                                                      15,595
                                                                   ---------
BUILDING PRODUCTS--0.1%
Esco Corp. 144A
  8.625% due 12/15/13(b)                                1,725          1,699

CASINOS & GAMING--0.2%
Harrah's Operating Co., Inc.
  5.500% due 7/1/10                                     1,500          1,133
MGM MIRAGE
  8.500% due 9/15/10                                    2,835          2,622
Seminole Hard Rock
  Entertainment, Inc./Seminole
  Hard Rock International
  LLC 144A
  5.319% due 3/15/14(b)(c)                                767            579
                                                                   ---------
                                                                       4,334
                                                                   ---------
COMPUTER STORAGE & PERIPHERALS--0.3%
Seagate Technology HDD
  Holdings, Inc.
  6.375% due 10/1/11                                    4,530          4,473
                                                                   ---------
CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--0.1%
Terex Corp.
  7.375% due 1/15/14                                    2,010          1,839
                                                                   ---------
CONSTRUCTION MATERIALS--0.3%
CRH America, Inc.
  8.125% due 7/15/18                                    4,770          4,680
                                                                   ---------
CONSUMER ELECTRONICS--0.1%
Best Buy Co., Inc. 144A
  6.750% due 7/15/13(b)                                 2,095          2,118
                                                                   ---------
CONSUMER FINANCE--3.0%
American Express Credit Corp.
  5.875% due 5/2/13                                     4,805          4,429
  Series C
  7.300% due 8/20/13                                    2,600          2,508


                        See Notes to Financial Statements

                   VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)

                                                    PAR VALUE        VALUE
                                                   ------------    ---------
CONSUMER FINANCE--CONTINUED
American Honda Finance
  Corp. 144A
  6.700% due 10/1/13(b)                              $  4,850      $   4,822
ERAC USA Finance Co. 144A(b)
  5.300% due 11/15/08                                   2,385          2,381
  5.800% due 10/15/12                                     805            732
Ford Motor Credit Co. LLC
  5.625% due 10/1/08                                   12,490         12,490
  9.875% due 8/10/11                                    3,480          2,402
  5.538% due 1/13/12(c)                                 2,000          1,280
  7.241% due 4/15/12(c)                                 3,389          3,016
GMAC LLC
  4.054% due 5/15/09(c)                                 4,815          3,484
  6.875% due 9/15/11                                    4,205          1,877
  6.750% due 12/1/14                                      900            346
Hertz Corp. (The)
  8.875% due 1/1/14                                     2,595          2,251
HSBC Finance Corp.
  4.125% due 11/16/09                                   2,000          1,934
SLM Corp.
  6.302% due 2/1/10(c)                                  8,000          6,623
                                                                   ---------
                                                                      50,575
                                                                   ---------
DATA PROCESSING & OUTSOURCED SERVICES--0.2%
Convergys Corp.
  4.875% due 12/15/09                                   3,000          2,998
                                                                   ---------
DIVERSIFIED BANKS--0.9%
Bank of America Corp.
  4.900% due 5/1/13                                     2,930          2,651
Bank One Corp.
  7.875% due 8/1/10                                     4,900          5,024
Wachovia Corp.
  5.300% due 10/15/11                                   4,870          4,061
  5.500% due 5/1/13                                     2,405          1,990
Wells Fargo & Co.
  3.125% due 4/1/09                                     1,500          1,485
  4.375% due 1/31/13                                      800            735
                                                                   ---------
                                                                      15,946
                                                                   ---------
DIVERSIFIED REAL ESTATE ACTIVITIES--0.3%
Colonial Realty LP
  4.800% due 4/1/11                                     5,000          4,750
                                                                   ---------
ELECTRIC UTILITIES--1.2%
Allegheny Energy Supply 144A
  8.250% due 4/15/12(b)                                 1,860          1,879
Consumers Energy Co.
  Series H
  4.800% due 2/17/09                                    2,000          2,000


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
ELECTRIC UTILITIES--CONTINUED
FPL Group Capital, Inc.
  5.350% due 6/15/13                                $   1,000      $   1,001
Midwest Generation LLC
  Series B
  8.560% due 1/2/16                                     1,594          1,642
Northeast Utilities
  5.650% due 6/1/13                                     3,950          3,859
Pacific Gas & Electric Co.
  3.600% due 3/1/09                                     2,000          1,984
PPL Capital Funding Trust I
  Series A
  4.330% due 3/1/09                                     4,250          4,235
PSE&G Energy Holdings Co.
  8.500% due 6/15/11                                    2,250          2,289
Texas Competitive Electric
  Holdings Co. LLC 144A
  10.250% due 11/1/15(b)                                1,390          1,261
                                                                   ---------
                                                                      20,150
                                                                   ---------
ELECTRICAL COMPONENTS & EQUIPMENT--0.2%
General Cable Corp.
  5.166% due 4/1/15(c)                                  3,375          2,852
                                                                   ---------
ELECTRONIC MANUFACTURING SERVICES--0.1%
Tyco Electronic Group SA
  6.000% due 10/1/12                                    1,515          1,493
                                                                   ---------
FOOD RETAIL--0.3%
Kroger Co. (The)
  8.050% due 2/1/10                                     1,860          1,910
Safeway, Inc.
  4.125% due 11/1/08                                    2,000          1,997
  6.500% due 11/15/08                                   1,000          1,000
                                                                   ---------
                                                                       4,907
                                                                   ---------
GAS UTILITIES--0.1%
AmeriGas Partners LP
  7.250% due 5/20/15                                      860            787
ONEOK Partners LP
  5.900% due 4/1/12                                       980            964
                                                                   ---------
                                                                       1,751
                                                                   ---------
HEALTH CARE FACILITIES--0.1%
HCA, Inc.
  9.125% due 11/15/14                                   1,739          1,696
                                                                   ---------
HEALTH CARE SERVICES--0.1%
Medco Health Solutions, Inc.
  7.250% due 8/15/13                                    1,000          1,060
                                                                   ---------

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
HOMEBUILDING--0.1%
Horton (D.R.), Inc.
  4.875% due 1/15/10                                 $  2,500      $   2,325
                                                                   ---------
HOTELS, RESORTS & CRUISE LINES--0.2%
Starwood Hotels & Resort
  Worldwide, Inc.
  6.250% due 2/15/13                                    2,815          2,653
                                                                   ---------
HOUSEHOLD PRODUCTS--0.2%
Yankee Acquisition Corp.
  Series B
  8.500% due 2/15/15                                    3,740          2,730
                                                                   ---------
INDUSTRIAL GASES--0.1%
Air Products & Chemicals, Inc.
  4.150% due 2/1/13                                     1,912          1,833
                                                                   ---------
INDUSTRIAL MACHINERY--0.0%
SPX Corp. 144A
  7.625% due 12/15/14(b)                                  250            250
                                                                   ---------
INDUSTRIAL REITS--0.1%
ProLogis
  6.625% due 5/15/18                                    1,110            953
                                                                   ---------
INTEGRATED TELECOMMUNICATION SERVICES--1.0%
AT&T Corp.
  7.300% due 11/15/11                                   3,015          3,131
Embarq Corp.
  6.738% due 6/1/13                                     5,200          4,584
Qwest Capital Funding, Inc.
  7.250% due 2/15/11                                    4,000          3,760
Qwest Corp.
  7.875% due 9/1/11                                     5,220          5,011
                                                                   ---------
                                                                      16,486
                                                                   ---------
INVESTMENT BANKING & BROKERAGE--1.3%
Bear Stearns Cos., Inc. (The)
  7.250% due 2/1/18                                     4,365          4,201
Goldman Sachs Group, Inc. (The)
  4.750% due 7/15/13                                    3,225          2,781
  5.950% due 1/18/18                                    2,759          2,276
Lehman Brothers Holdings, Inc.
  6.000% due 7/19/12(n)                                 5,485            713
  5.625% due 1/24/13(n)                                 1,909            248
  6.750% due 12/28/17(n)                                3,640             18
Merrill Lynch & Co., Inc.
  6.150% due 4/25/13                                    3,925          3,627
  10.710% due 3/8/17 (Brazil)                           6,880(g)       2,567


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
INVESTMENT BANKING & BROKERAGE--CONTINUED
Morgan Stanley 144A (Brazil)
  10.090% due 5/3/17(b)                                10,525(g)   $   3,208
Piper Jaffray Equipment
  Trust Securities 144A
  6.000% due 9/10/11(b)                              $  3,009          2,407
                                                                   ---------
                                                                      22,046
                                                                   ---------
LEISURE FACILITIES--0.0%
Scientific Games Corp. 144A
  7.875% due 6/15/16(b)                                   810            776
                                                                   ---------
LEISURE PRODUCTS--0.3%
Brunswick Corp.
  9.750% due 8/15/13                                    5,419          5,542
                                                                   ---------
LIFE & HEALTH INSURANCE--0.1%
Principal Life Global
  Funding I 144A
  4.400% due 10/1/10(b)                                 1,500          1,500
                                                                   ---------
LIFE SCIENCES TOOLS & SERVICES--0.2%
Fisher Scientific International, Inc.
  6.750% due 8/15/14                                      985            964
  6.125% due 7/1/15                                     2,125          2,051
                                                                   ---------
                                                                       3,015
                                                                   ---------
MORTGAGE REITS--0.2%
iStar Financial, Inc. Series B
  5.950% due 10/15/13                                   5,725          2,977
                                                                   ---------
MOVIES & ENTERTAINMENT--0.1%
Time Warner, Inc.
  6.875% due 5/1/12                                     1,500          1,487
                                                                   ---------
MULTI-LINE INSURANCE--0.1%
ASIF Global Financing
  XXIII 144A
  3.900% due 10/22/08(b)                                2,000          1,967
                                                                   ---------
OFFICE ELECTRONICS--0.2%
Xerox Corp.
  5.650% due 5/15/13                                    4,345          4,220
                                                                   ---------
OFFICE SERVICES & SUPPLIES--0.2%
Steelcase, Inc.
  6.500% due 8/15/11                                    2,825          2,916
                                                                   ---------
OIL & GAS EQUIPMENT & SERVICES--0.1%
Halliburton Co.
  5.500% due 10/15/10                                   1,225          1,261



                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008



($ reported in thousands)



                                                    PAR VALUE        VALUE
                                                   ------------    ---------
OIL & GAS EQUIPMENT & SERVICES--CONTINUED
Helix Energy Solutions
  Group, Inc. 144A
  9.500% due 1/15/16(b)                             $     692      $     650
                                                                   ---------
                                                                       1,911
                                                                   ---------
OIL & GAS EXPLORATION & PRODUCTION--1.0%
Chesapeake Energy Corp.
  6.875% due 11/15/20                                   3,600          3,096
EOG Resources, Inc.
  6.125% due 10/1/13                                    2,070          2,074
Swift Energy Co.
  7.625% due 7/15/11                                    4,875          4,655
XTO Energy, Inc.
  5.900% due 8/1/12                                     1,980          1,955
  5.750% due 12/15/13                                   5,910          5,674
                                                                   ---------
                                                                      17,454
                                                                   ---------
OIL & GAS REFINING & MARKETING--0.3%
Frontier Oil Corp.
  6.625% due 10/1/11                                    2,230          2,119
Tesoro Corp.
  6.250% due 11/1/12                                    4,340          3,819
                                                                   ---------
                                                                       5,938
                                                                   ---------
OIL & GAS STORAGE & TRANSPORTATION--0.8%
Buckeye Partners LP
  6.050% due 1/15/18                                      854            814
Knight, Inc.
  6.500% due 9/1/12                                     3,545          3,359
Pacific Energy Partners
  LP/Pacific Energy
  Finance Corp.
  7.125% due 6/15/14                                    2,900          2,850
Transcontinental Gas Pipe
  Line Corp. Series B
  7.000% due 8/15/11                                    3,865          3,957
Williams Cos., Inc. (The)
  7.125% due 9/1/11                                     2,500          2,463
                                                                   ---------
                                                                      13,443
                                                                   ---------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.3%
Bank of America Corp.
  7.400% due 1/15/11                                    3,815          3,737
Citigroup, Inc.
  5.500% due 4/11/13                                    3,168          2,765
  6.500% due 8/19/13                                    8,100          7,199
General Electric Capital Corp.
  8.125% due 5/15/12                                    3,875          3,925


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
OTHER DIVERSIFIED FINANCIAL SERVICES--CONTINUED
International Lease
  Finance Corp.
  4.750% due 1/13/12                                  $ 1,120      $     767
JPMorgan Chase & Co.
  Series 1
  7.900% due 12/31/49(c)                                3,360          2,829
MassMutual Global
  Funding II 144A
  3.500% due 3/15/10(b)                                 1,750          1,734
                                                                   ---------
                                                                      22,956
                                                                   ---------
PAPER PACKAGING--0.1%
Jefferson Smurfit Corp.
  8.250% due 10/1/12                                    1,595          1,340
                                                                   ---------
PAPER PRODUCTS--0.5%
Bowater, Inc.
  5.819% due 3/15/10(c)                                 4,850          3,516
Georgia Pacific Corp. LLC
  7.700% due 6/15/15                                    2,820          2,594
Rock-Tenn Co. 144A
  9.250% due 3/15/16(b)                                   125            128
Verso Paper Holdings LLC
  and Verso Paper, Inc.
  Series B
  6.551% due 8/1/14(c)                                  2,570          2,133
                                                                   ---------
                                                                       8,371
                                                                   ---------
PROPERTY & CASUALTY INSURANCE--0.1%
Berkley (WR) Corp.
  5.125% due 9/30/10                                    2,000          2,006
                                                                   ---------
REGIONAL BANKS--0.5%
First Tennessee Bank(c)
  2.839% due 1/23/09                                      723            705
  2.867% due 5/18/09                                    1,380          1,308
KeyBank NA
  5.700% due 8/15/12                                    1,800          1,427
  7.413% due 5/6/15                                     1,000            823
National City Bank
  3.889% due 6/29/09(c)                                 5,760          4,551
                                                                   ---------
                                                                       8,814
                                                                   ---------
RETAIL REITS--0.5%
Kimco Realty Corp.
  4.820% due 8/15/11                                    1,945          1,885
Simon Property Group LP
  4.600% due 6/15/10                                    3,825          3,760
  5.600% due 9/1/11                                     2,775          2,740
                                                                   ---------
                                                                       8,385
                                                                   ---------

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
SPECIALIZED FINANCE--0.8%
Caterpillar Financial Services Corp.
  6.200% due 9/30/13                                 $  4,880      $   4,880
CIT Group, Inc.
  4.750% due 12/15/10                                   4,295          2,797
CME Group, Inc.
  5.400% due 8/1/13                                     2,450          2,457
Textron Financial Corp.
  5.125% due 11/1/10                                    3,865          3,893
                                                                   ---------
                                                                      14,027
                                                                   ---------
SPECIALIZED REITS--0.7%
Host Hotels & Resorts LP
  6.875% due 11/1/14                                    4,245          3,693
Nationwide Health
  Properties, Inc.
  6.250% due 2/1/13                                     4,825          4,811
Trustreet Properties, Inc.
  7.500% due 4/1/15                                     1,215          1,218
Ventas Realty LP/Ventas
  Capital Corp.
  6.750% due 6/1/10                                     2,180          2,180
                                                                   ---------
                                                                      11,902
                                                                   ---------
SPECIALTY CHEMICALS--0.1%
Lubrizol Corp.
  4.625% due 10/1/09                                      875            871
                                                                   ---------
STEEL--0.1%
Steel Dynamics, Inc.
  7.375% due 11/1/12                                    1,630          1,500
                                                                   ---------
THRIFTS & MORTGAGE FINANCE--0.1%
Countrywide Home Loans, Inc.
  5.625% due 7/15/09                                    1,750          1,655
                                                                   ---------
TOBACCO--0.2%
Philip Morris Capital Corp.
  7.500% due 7/16/09                                    3,500          3,500
                                                                   ---------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
Nextel Communications,
  Inc. Series D
  7.375% due 8/1/15                                     2,095          1,383
                                                                   ---------
----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $449,046)                                           396,607
----------------------------------------------------------------------------


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--15.7%

American General Mortgage
  Loan Trust 144A 06-1, A2
  5.750% due 12/25/35(b)(c)                          $  8,392      $   8,115
American Home Mortgage
  Assets 07-2, M4
  3.737% due 3/25/47(c)(n)(o)                           5,974            772
American Tower Trust 144A L
  07-1A, C
  5.615% due 4/15/37(b)                                 3,685          3,078
Asset Securitization Corp.
  96-D3, A1C
  7.400% due 10/13/26                                     154            154
Banc of America Commercial
  Mortgage, Inc. 05-6, AM
  5.352% due 9/10/47(c)                                 1,600          1,351
Bear Stearns Commercial
  Mortgage Securities
  144A 04-ESA, J
  5.817% due 5/14/16(b)                                 8,510          8,578
Bear Stearns Structured
  Products, Inc. 144A(b)
  4-15, A2
  0.000% due 11/27/34                                      73             73
  05-10
  4.972% due 4/26/35(c)                                 2,466          1,609
  05-20N, B
  6.707% due 10/25/45(c)                                5,000          3,375
  05-20N, A
  6.707% due 10/25/45(c)                                1,151          1,046
  06-2, 2A1
  6.709% due 3/27/46(c)                                 1,268          1,079
Chase Mortgage Finance Corp.
  04-S1, M
  5.098% due 2/25/19(c)                                 1,860          1,568
  04-S3, 3A1
  6.000% due 3/25/34                                    3,600          3,283
  06-A1, 4A1
  6.032% due 9/25/36(c)                                10,370          8,680
Citicorp Mortgage Securities,
  Inc. 06-7, 1A1
  6.000% due 12/25/36                                   9,732          7,901
Citigroup Mortgage Loan Trust, Inc.
  06-WF1, A2B
  5.536% due 3/25/36(c)                                   529            522
  06-FX1, A4
  6.081% due 10/25/36(c)                                7,000          5,386



                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
Citigroup-Deutsche Bank
  Commercial Mortgage Trust
  05-CD1, A4
  5.400% due 7/15/44(c)                              $  5,000      $   4,587
Countrywide Home Loan
  Mortgage Pass-Through Trust
  02-34, B2
  5.750% due 1/25/33                                    1,595          1,450
  02-36, B2
  6.000% due 1/25/33                                    1,588          1,428
  04-13, 1A1
  5.500% due 8/25/34                                    5,033          5,032
Credit Suisse First Boston
  Mortgage Securities Corp.
  05-12, 6A1
  6.000% due 1/25/36                                    4,289          2,624
  02-CKS4, B
  5.333% due 11/15/36                                   5,000          4,774
Credit-Based Asset
  Servicing and
  Securitization LLC
  05-CB6, A3
  5.120% due 7/25/35(c)                                 4,318          4,080
Crown Castle Towers LLC 144A(b)
  05-1A, AFX
  4.643% due 6/15/35                                    8,000          7,926
  05-1A, B
  4.878% due 6/15/35                                    6,510          6,240
  06-1A, C
  5.470% due 11/15/36                                   5,000          4,540
First Horizon Asset Securities,
  Inc. 05-AR1, 2A1
  4.998% due 4/25/35(c)                                 2,970          2,591
First Plus Home Loan
  Trust 97-3, M2
  7.520% due 11/10/23                                      32             29
Global Signal Trust 144A
  06-1, A2
  5.450% due 2/15/36(b)                                 6,000          5,979
GMAC Commercial Mortgage
  Securities, Inc. 04-C3, A4
  4.547% due 12/10/41                                   4,820          4,540
GS Mortgage Securities
  Corp. II 144A(b)(c) 07-EOP, G
  3.007% due 3/6/20                                     5,840          5,227
  07-EOP, H
  3.137% due 3/6/20                                     1,850          1,656


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
GSR Mortgage Loan Trust
  05-AR6, 3A1
  4.560% due 9/25/35(c)                              $  5,665      $   4,779
Harborview Mortgage Loan
  Trust 05-9, B10
  4.938% due 6/20/35(c)(o)                              4,744          1,044
IndyMac Index Mortgage
  Loan Trust(c)
  06-AR25, 3A1
  6.331% due 9/25/36                                    4,698          3,147
  07-AR2, B1
  5.855% due 6/25/37(o)                                 4,735            852
JPMorgan Chase Commercial
  Mortgage Securities Corp.
  01-CIBC, A3
  6.260% due 3/15/33                                      467            467
  05-LDP5, AM
  5.387% due 12/15/44(c)                                1,752          1,488
JPMorgan Mortgage Trust
  05-S3, 2A2
  5.500% due 1/25/21                                    1,062            985
  06-A1, B1
  5.414% due 2/25/36(c)                                 7,673          4,304
Lehman Brothers - UBS
  Commercial Mortgage Trust
  06-C3, AM
  5.712% due 3/15/39(c)                                   945            781
  07-C2, A2
  5.303% due 2/15/40                                    4,527          4,213
  05-C3, AM
  4.794% due 7/15/40                                    7,460          6,219
  07-C6, A2
  5.845% due 7/15/40                                   11,125         10,447
MASTR Alternative Net
  Interest Margin Trust 144A
  05-CW1A, N1
  6.750% due 12/26/35(b)(n)(p)                            426             17
MASTR Resecuritization
  Trust 144A(b)
  05-2
  4.750% due 3/28/34                                    1,779          1,044
  04-3
  5.000% due 3/28/34                                    1,850            970
  04-2
  5.250% due 3/28/34                                    3,582          2,131
  05-1
  5.000% due 10/28/34                                   1,692            931
  05-4CI, N2
  6.429% due 4/26/45(c)(n)(p)                           3,250            325



                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)



                                                    PAR VALUE        VALUE
                                                   ------------    ---------
Merrill Lynch Mortgage
  Investors Trust 06-3, 2A1
  6.073% due 10/25/36(c)                             $  5,210      $   4,750
Merrill Lynch Mortgage
  Trust 04-KEY2, A3
  4.615% due 8/12/39                                    4,000          3,752
Merrill Lynch-Countrywide
  Commercial Mortgage
  Trust 06-4, A3
  5.172% due 12/12/49(c)                                9,500          8,156
Morgan Stanley Mortgage
  Loan Trust 05-5AR, 4A1
  5.528% due 9/25/35(c)                                 2,167          1,580
PNC Mortgage Acceptance
  Corp. 00-C2, A2
  7.300% due 10/12/33(c)                                  213            216
Prudential Securities Secured
  Financing Corp. 144A
  99-NRF1, F
  6.074% due 11/1/31(b)                                 5,000          4,990
Residential Funding Mortgage
  Securities I, Inc.
  05-SA1, 2A
  4.840% due 3/25/35(c)                                 2,723          2,391
  06-S4, A2
  6.000% due 4/25/36                                    7,411          6,674
SBA Commercial Mortgage
  Backed Securities
  Trust 144A(b)
  06-1A, A
  5.314% due 11/15/36                                   7,450          7,235
  06-1A, B
  5.451% due 11/15/36                                   2,875          2,675
Timberstar Trust 144A 06-1A, A
  5.668% due 10/15/36(b)                                2,240          2,070
Wachovia Bank Commercial
  Mortgage Trust
  04-C12, A2
  5.001% due 7/15/41                                   12,400         12,182
  05-C22, AM
  5.490% due 12/15/44(c)                                  720            613
Wachovia Mortgage Loan
  Trust LLC 06-A, B1
  5.412% due 5/20/36(c)                                 3,434          1,869
Washington Mutual Mortgage
  Pass Through Certificates(c)
  06-AR16, 1A1
  5.609% due 12/25/36                                   6,355          4,536
  00-1, M3
  5.457% due 1/25/40                                       85             50


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
Wells Fargo Mortgage Backed
  Securities Trust
  04-R, 2A1
  4.369% due 9/25/34(c)                             $   4,542   $      3,827
  04-EE, 2A3
  4.109% due 12/25/34(c)                                  125            115
  05-AR16, 6A3
  5.001% due 10/25/35(c)                                7,540          6,723
  05-14, 2A1
  5.500% due 12/25/35                                  10,644          9,550
  06-AR2, B1
  5.121% due 3/25/36(c)                                13,934          7,762
  07-AR3, A4
  6.058% due 4/25/37(c)                                14,479         11,068
----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $326,860)                                           266,201
----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--8.7%

ARGENTINA--0.2%
Republic of Argentina
  Series GDP
  0.000% due 12/15/35(c)                               44,890          3,636
                                                                   ---------
AUSTRALIA--0.2%
Commonwealth of Australia
  Series 909
  7.500% due 9/15/09                                    4,780(f)       3,858
                                                                   ---------
BRAZIL--1.4%
Federative Republic of Brazil
  10.000% due 8/7/11                                    9,000         10,372
  7.875% due 3/7/15                                     6,650          7,122
  12.500% due 1/5/16                                    3,414(g)       1,873
  12.500% due 1/5/22                                    8,000(g)       4,357
                                                                   ---------
                                                                      23,724
                                                                   ---------
CANADA--0.3%
Commonwealth of Canada
  4.250% due 9/1/09                                     4,635(h)       4,415
                                                                   ---------
COLOMBIA--0.4%
Republic of Colombia
  9.750% due 4/23/09                                    3,500          3,622
  12.000% due 10/22/15                              7,975,000(i)       3,833
                                                                   ---------
                                                                       7,455
                                                                   ---------

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008




($ reported in thousands)


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
COSTA RICA--0.2%
Republic of Costa Rica 144A
  6.548% due 3/20/14(b)                               $ 4,000      $   4,080
                                                                   ---------
EGYPT--0.6%
Arab Republic of Egypt
  Series 364
  0.000% due 11/4/08                                   50,825(j)       9,203
                                                                   ---------
INDONESIA--0.3%
Republic of Indonesia
  Series FR-23
  11.000% due 12/15/12                             44,100,000(k)       4,398
                                                                   ---------
NORWAY--0.2%
Kingdom of Norway
  5.500% due 5/15/09                                   22,135(l)       3,755
                                                                   ---------
PHILIPPINES--0.9%
Republic of Philippines
  9.875% due 3/16/10                                    8,610          9,353
  8.375% due 2/15/11                                    6,135          6,595
                                                                   ---------
                                                                      15,948
                                                                   ---------
RUSSIA--0.0%
Russian Federation RegS
  8.250% due 3/31/10(e)                                   540            558
                                                                   ---------
TRINIDAD AND TOBAGO--0.2%
Republic of Trinidad and
  Tobago RegS
  9.875% due 10/1/09(e)                                 3,000          3,135
                                                                   ---------
TURKEY--0.9%
Republic of Turkey
  11.750% due 6/15/10                                   7,570          8,384
  11.500% due 1/23/12                                   5,680          6,475
                                                                   ---------
                                                                      14,859
                                                                   ---------

                                                    PAR VALUE        VALUE
                                                   ------------    ---------
VENEZUELA--2.9%
Republic of Venezuela
  RegS
  5.375% due 8/7/10(e)                               $ 22,927      $  20,405
  8.500% due 10/8/14                                   16,225         12,818
  5.750% due 2/26/16                                   21,035         13,778
  9.250% due 9/15/27                                    2,000          1,497
                                                                   ---------
                                                                      48,498
                                                                   ---------
----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $156,098)                                           147,522
----------------------------------------------------------------------------
FOREIGN CORPORATE BONDS(d)--9.8%
AUSTRALIA--0.8%
National Australia Bank
  Ltd. 144A
  5.350% due 6/12/13(b)                                 9,715          9,335
Rio Tinto Finance USA Ltd.
  5.875% due 7/15/13                                    4,865          4,769
                                                                   ---------
                                                                      14,104
                                                                   ---------
CANADA--0.8%
Barrick Gold Financeco LLC
  6.125% due 9/15/13                                    4,500          4,422
Catalyst Paper Corp.
  Series D
  8.625% due 6/15/11                                    4,000          3,160
  7.375% due 3/1/14                                     1,055            723
Petro-Canada
  6.050% due 5/15/18                                    1,200          1,047
Rogers Wireless
  Communications, Inc.
  8.000% due 12/15/12                                     700            702
Thomson Corp. (The)
  4.250% due 8/15/09                                    1,000            998
Videotron Ltee
  6.375% due 12/15/15                                   3,500          3,098
                                                                   ---------
                                                                      14,150
                                                                   ---------

                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008

($ reported in thousands)



                                                    PAR VALUE        VALUE
                                                   ------------    ---------
CHILE--0.3%
Celulosa Arauco y
  Constitucion SA
  7.750% due 9/13/11                                 $  4,780      $   5,032
                                                                   ---------
CHINA--0.1%
NXP BV/NXP Funding LLC
  5.541% due 10/15/13(c)                                3,040          2,018
                                                                   ---------
CYPRUS--0.3%
Alfa MTN Invest Ltd. 144A
  9.250% due 6/24/13(b)                                 4,940          4,878
                                                                   ---------
FRANCE--0.2%
Compagnie Generale de
  Geophysique-Veritas
  7.750% due 5/15/17                                    3,600          3,438
                                                                   ---------
GERMANY--0.2%
Deutsche Bank AG
  4.875% due 5/20/13                                    1,835          1,753
Deutsche Telekom
  International Finance BV
  8.500% due 6/15/10                                    1,000          1,038
                                                                   ---------
                                                                       2,791
                                                                   ---------
HONG KONG--0.1%
Hutchison Whampoa
  International Ltd. 144A
  5.450% due 11/24/10(b)                                2,000          1,989
                                                                   ---------
INDIA--0.3%
ICICI Bank Ltd. 144A
  5.750% due 11/16/10(b)                                4,775          4,607
                                                                   ---------
INDONESIA--0.1%
Majapahit Holding BV 144A
  7.250% due 6/28/17(b)                                 2,250          1,991
                                                                   ---------
ISRAEL--0.1%
Israel Electric Corp. Ltd. 144A
  7.250% due 1/15/19(b)                                 2,285          2,289
                                                                   ---------

                                                    PAR VALUE        VALUE
                                                   ------------    ---------
KAZAKHSTAN--0.2%
Kazkommerts International
  BV RegS
  8.000% due 11/3/15(e)                              $  1,000      $     575
KazMunaiGaz Finance
  Sub BV 144A
  8.375% due 7/2/13(b)                                  3,900          3,354
                                                                   ---------
                                                                       3,929
                                                                   ---------
LUXEMBOURG--0.3%
EvrazSecurities SA
  10.875% due 8/3/09                                    4,000          3,894
OJSC Vimpel Communications
  (VIP Finance Ireland Ltd.) 144A
  8.375% due 4/30/13(b)                                 1,400          1,114
                                                                   ---------
                                                                       5,008
                                                                   ---------
MALAYSIA--0.2%
Malaysia International
  Shipping Corporation
  Capital Ltd. 144A
  5.000% due 7/1/09(b)                                  2,800          2,805
                                                                   ---------
MEXICO--0.2%
Fideicomiso Petacalco
  Trust 144A
  10.160% due 12/23/09(b)                               2,172          2,215
Pemex Project Funding
  Master Trust 144A
  4.119% due 6/15/10(b)(c)                              1,500          1,476
                                                                   ---------
                                                                       3,691
                                                                   ---------
POLAND--0.2%
Telekomunikacja Polska SA
  Finance BV 144A
  7.750% due 12/10/08(b)                                2,700          2,709
                                                                   ---------
QATAR--0.1%
Ras Laffan Liquefied Natural
  Gas Co., Ltd. 144A
  3.437% due 9/15/09(b)                                   984            986
                                                                   ---------


                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
RUSSIA--2.3%
European Bank for
  Reconstruction &
  Development
  6.000% due 2/14/12                                   81,000(m)   $   2,926
Evraz Group SA 144A
  8.875% due 4/24/13(b)                              $  2,455          1,878
Gaz Capital SA 144A
  7.343% due 4/11/13(b)                                 2,000          1,810
Gazprom International
  SA 144A
  7.201% due 2/1/20(b)                                  2,415          2,186
Gazprom OAO
  (Gaz Capital SA) 144A(b)
  6.212% due 11/22/16                                  10,405          8,228
  6.510% due 3/7/22                                     3,235          2,329
International Bank For
  Reconstruction &
  Development
  5.750% due 6/25/10                                  211,850(m)       7,961
OJSC AK Transneft
  (TransCapitalInvest Ltd.) 144A
  5.670% due 3/5/14(b)                                  5,715          4,664
Russian Agricultural Bank
  OJSC (RSHB Capital SA) 144A
  6.299% due 5/15/17(b)                                 2,905          2,074
TNK-BP Finance SA 144A
  7.500% due 3/13/13(b)                                 1,750          1,391
TNK-BP Finance SA RegS
  6.125% due 3/20/12(e)                                 4,210          3,332
                                                                   ---------
                                                                      38,779
                                                                   ---------
SOUTH AFRICA--0.2%
Sappi Pappier Holding AG 144A
  6.750% due 6/15/12(b)                                 5,000          3,953
                                                                   ---------
SOUTH KOREA--0.3%
Export-Import Bank of Korea
  4.500% due 8/12/09                                    1,355          1,346
Korea Development Bank
  3.875% due 3/2/09                                     3,000          2,980
  5.300% due 1/17/13                                    1,113          1,106
                                                                   ---------
                                                                       5,432
                                                                   ---------

TURKEY--0.1%
Bosphorus Financial
  Services Ltd. 144A
  4.604% due 2/15/12(b)(c)                              1,750          1,689
                                                                   ---------


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
UKRAINE--0.1%
NAK Naftogaz Ukrainy
  (Standard Bank London
  Holdings plc)
  8.125% due 9/30/09                                 $  2,900      $   2,431
                                                                   ---------
UNITED ARAB EMIRATES--0.4%
Abu Dhabi National
  Energy Co. 144A
  5.620% due 10/25/12(b)                                6,730          6,663
                                                                   ---------
UNITED KINGDOM--0.4%
British Telecommunications plc
  8.625% due 12/15/10                                   1,500          1,568
HBOs plc 144A
  6.750% due 5/21/18(b)                                   685            574
Petroplus Finance Ltd. 144A
  6.750% due 5/1/14(b)                                  2,715          2,308
Vedanta Resources plc 144A
  8.750% due 1/15/14(b)                                 3,400          2,924
                                                                   ---------
                                                                       7,374
                                                                   ---------
UNITED STATES--1.4%
ArcelorMittal 144A
  5.375% due 6/1/13(b)                                  4,825          4,563
Canadian National
  Resources Ltd.
  4.900% due 12/1/14                                    2,916          2,551
Credit Suisse New York
  5.000% due 5/15/13                                    4,335          4,017
CRH America, Inc.
  5.625% due 9/30/11                                    3,500          3,411
Freeport-McMoRan
  Copper & Gold, Inc.
  6.875% due 2/1/14                                     2,170          2,148
Nova Chemicals Corp.
  5.953% due 11/15/13(c)                                7,659          6,395
                                                                   ---------
                                                                      23,085
                                                                   ---------
VENEZUELA--0.1%
Corporacion Andina de
  Fomento
  5.200% due 5/21/13                                    1,000            981
                                                                   ---------
----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $184,968)                                           166,802
----------------------------------------------------------------------------


                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
DOMESTIC CONVERTIBLE BONDS--0.1%

PHARMACEUTICALS--0.1%
Par Pharmaceutical Cos., Inc.
  2.875% due 9/30/10                                 $  1,195      $   1,016
                                                                   ---------
----------------------------------------------------------------------------
TOTAL DOMESTIC CONVERTIBLE BONDS
(IDENTIFIED COST $1,089)                                               1,016
----------------------------------------------------------------------------

DOMESTIC LOAN AGREEMENTS(c)--10.5%

ADVERTISING--0.1%
Lamar Media Corp. Tranche F
  4.000% due 3/31/14                                      925            869
                                                                   ---------
AEROSPACE & DEFENSE--0.1%
TransDigm Inc. Tranche
  4.801% due 6/23/13                                    1,882          1,757
                                                                   ---------
APPAREL RETAIL--0.1%
HBI Branded Apparel Ltd.,
  Inc. Tranche B
  6.545% due 3/5/14                                     1,885          1,739
                                                                   ---------
APPAREL, ACCESSORIES & LUXURY GOODS--0.1%
Hanesbrands, Inc. Tranche B
  4.548% due 9/5/13                                     1,268          1,156
Totes Isotoner Corp. Tranche
  6.500% due 1/16/13                                      471            389
                                                                   ---------
                                                                       1,545
                                                                   ---------
APPLICATION SOFTWARE--0.1%
Getty Tranche B
  8.053% due 2/15/13                                    1,716          1,669
                                                                   ---------
AUTOMOBILE MANUFACTURERS--0.2%
Ford Motor Co. Tranche B
  5.470% due 12/16/13                                   4,573          3,053
General Motors Corp. Tranche B
  5.163% due 11/29/13                                   1,688          1,098
                                                                   ---------
                                                                       4,151
                                                                   ---------
BROADCASTING--0.7%
Charter Communications
  Operating LLC Tranche
  4.735% due 3/6/14                                     4,904          3,921
                                                                   ---------


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
BROADCASTING--CONTINUED
CSC Holdings, Inc. Tranche A1
  4.340% due 2/24/12                                 $    595      $     539
DIRECTV Holdings LLC Tranche
  3.963% due 4/13/13                                      552            519
Intelstat Corp.
  Tranche B
  5.184% due 1/3/14                                       968            871
  Tranche BB
  5.184% due 1/3/14                                       968            871
  Tranche X2
  5.184% due 1/3/14                                       968            871
MCC Georgia LLC Tranche E
  6.500% due 1/3/16                                       550            539
Mediacom LLC Tranche B
  4.215% due 1/31/15                                    4,359          3,907
                                                                   ---------
                                                                      12,038
                                                                   ---------
CASINOS & GAMING--0.0%
Harrahs Operating Co., Inc.
  Tranche B3
  5.800% due 1/28/15                                      418            347
                                                                   ---------
COMMODITY CHEMICALS--0.3%
Celanese Holdings LLC
  Tranche B
  4.283% due 3/30/14                                    5,197          4,788
                                                                   ---------
COMMUNICATIONS EQUIPMENT--0.3%
CommScope, Inc. Tranche B
  5.132% due 12/27/14                                   5,997          5,636
                                                                   ---------
CONSUMER FINANCE--0.1%
Hertz Corp. Letter of Credit
  4.551% due 12/21/12                                     285            255
Hertz Corp. Tranche B
  4.210% due 12/21/12                                   1,350          1,203
                                                                   ---------
                                                                       1,458
                                                                   ---------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
First Data Corp.
  Tranche B
  5.438% due 9/24/14                                    1,990          1,713
  Tranche B
  5.438% due 9/24/14                                      495            429
  Tranche B3
  5.551% due 9/24/14                                    6,361          5,468


                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
DATA PROCESSING & OUTSOURCED
SERVICES--CONTINUED
Reynolds & Reynolds Co.
  (The) Tranche FL
  4.801% due 10/24/12                                $  5,727      $   5,148
                                                                   ---------
                                                                      12,758
                                                                   ---------
DEPARTMENT STORES--0.4%
Neiman-Marcus Group, Inc.
  (The) Tranche B
  7.090% due 4/6/13                                     7,028          6,186
                                                                   ---------
DISTRIBUTORS--0.1%
Building Materials Holding Corp.
  Tranche C
  7.400% due 11/10/11                                   3,759          2,449
                                                                   ---------
DIVERSIFIED REAL ESTATE ACTIVITIES--0.0%
Tropicana Entertainment LLC
  Tranche B
  8.250% due 1/3/12                                       450            316
                                                                   ---------
DIVERSIFIED SUPPORT SERVICES--0.1%
ARAMARK Corp.
  Tranche B1
  4.676% due 1/26/14                                    1,184          1,038
  Letter of Credit
  4.676% due 1/26/14                                       75             66
                                                                   ---------
                                                                       1,104
                                                                   ---------
ELECTRIC UTILITIES--0.3%
Texas Competitive Electric
  Holdings Co. LLC
  Tranche B3
  6.145% due 10/10/14                                   3,347          2,837
  Tranche B2
  6.145% due 10/10/14                                   2,279          1,925
                                                                   ---------
                                                                       4,762
                                                                   ---------
ELECTRICAL COMPONENTS & EQUIPMENT--0.1%
Baldor Electric Co. Tranche
  4.750% due 1/31/14                                    2,296          2,165
                                                                   ---------
ENVIRONMENTAL & FACILITIES SERVICES--0.3%
Allied Waste North America, Inc.
  Letter of Credit A
  4.098% due 3/28/14                                    1,522          1,479

ENVIRONMENTAL & FACILITIES SERVICES--CONTINUED
Allied Waste North America, Inc.
  Tranche B
  3.965% due 3/28/14                                 $  2,130      $   2,069
Duratek, Inc. Tranche B1
  5.470% due 6/30/16                                      339            312
EnergySolutions, Inc. Tranche B
  5.470% due 6/7/13                                       706            650
EnviroCare Tranche B
  4.710% due 6/30/16                                       45             41
                                                                   ---------
                                                                       4,551
                                                                   ---------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.0%
Mosaic Co. (The) Tranche B
  4.438% due 12/1/13                                      160            153
                                                                   ---------
HEALTH CARE FACILITIES--0.7%
HCA, Inc.
  Tranche A
  4.696% due 11/18/12                                   2,201          1,953
  Tranche B
  4.946% due 11/18/13                                   2,855          2,542
Health Management Associates,
  Inc. Tranche B
  4.551% due 2/28/14                                    1,179          1,005
Healthsouth Corp. Tranche
  5.290% due 3/10/13                                    3,301          3,018
LifePoint Hospitals, Inc.
  Tranche B
  4.274% due 4/15/12                                    2,778          2,524
                                                                   ---------
                                                                      11,042
                                                                   ---------
HEALTH CARE SERVICES--0.5%
DaVita, Inc. Tranche B
  4.148% due 10/5/12                                    4,157          3,764
Psychiatric Solutions, Inc. Tranche
  4.273% due 7/1/12                                     4,522          4,146
                                                                   ---------
                                                                       7,910
                                                                   ---------
HOUSEHOLD PRODUCTS--0.1%
Yankee Candle Co., Inc.
  Tranche B
  4.635% due 2/6/14                                     2,672          2,171
                                                                   ---------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS--0.5%
Mirant North America LLC
  Tranche B
  4.213% due 1/3/13                                       758            706


                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS--CONTINUED
NRG Energy, Inc.
  Letter of Credit
  4.301% due 2/1/13                                  $  2,380      $   2,081
  Tranche B
  4.301% due 2/1/13                                     6,794          5,975
                                                                   ---------
                                                                       8,762
                                                                   ---------
INTEGRATED TELECOMMUNICATION SERVICES--0.6%
Level 3 Communications, Inc.
  Tranche B
  4.872% due 3/13/14                                      667            571
NTELOS, Inc. Tranche B1
  5.270% due 8/24/11                                    5,538          5,258
Time Warner Telecom Holdings,
  Inc. Tranche B
  4.470% due 1/7/13                                     5,168          4,910
                                                                   ---------
                                                                      10,739
                                                                   ---------
LEISURE FACILITIES--0.2%
AMF Bowling Worldwide, Inc.
  Tranche B
  5.377% due 5/17/13                                    1,994          1,605
PTI Group, Inc. Tranche
  9.250% due 2/28/13                                    1,435          1,306
                                                                   ---------
                                                                       2,911
                                                                   ---------
METAL & GLASS CONTAINERS--0.3%
Anchor Glass Container Corp.
  Tranche
  7.750% due 6/1/13                                     4,585          4,459
                                                                   ---------
OIL & GAS EQUIPMENT & SERVICES--0.2%
Helix Energy Solutions Group,
  Inc. Tranche
  4.626% due 7/1/13                                     3,357          3,116
                                                                   ---------
OIL & GAS EXPLORATION & PRODUCTION--0.2%
ATP Oil & Gas Corp.
  Tranche 1
  8.500% due 7/15/14                                    2,945          2,680
  Tranche B2
  8.500% due 1/15/11                                    1,687          1,535
                                                                   ---------
                                                                       4,215
                                                                   ---------


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
PACKAGED FOODS & MEATS--0.1%
Wrigley (WM) Jr. Co.
  Tranche B
  6.634% due 10/6/14                                 $  2,123      $   2,090
                                                                   ---------
PAPER PRODUCTS--0.9%
Boise Paper Holdings LLC
  Tranche B
  7.500% due 2/22/14                                    4,279          4,136
  Tranche
  11.000% due 2/22/15                                   2,790          2,539
Georgia-Pacific Corp.
  Tranche B
  4.486% due 12/20/10                                   1,340          1,250
  Tranche B1
  4.465% due 12/20/12                                   4,728          4,150
NewPage Corp. Tranche B
  7.156% due 12/20/14                                   4,214          3,873
                                                                   ---------
                                                                      15,948
                                                                   ---------
PUBLISHING--0.2%
Idearc, Inc. Tranche B
  4.635% due 11/17/14                                   3,703          2,215
Tribune Co. Tranche B
  5.786% due 6/4/14                                     2,331          1,218
                                                                   ---------
                                                                       3,433
                                                                   ---------
SEMICONDUCTORS--0.3%
Freescale Semiconductor,
  Inc. Tranche
  4.214% due 12/1/13                                    7,052          5,792
                                                                   ---------
SPECIALIZED FINANCE--0.4%
Sungard Data Systems, Inc.
  Tranche B
  4.553% due 2/28/14                                    7,858          6,873
                                                                   ---------
SPECIALTY CHEMICALS--0.3%
Compass Minerals Group, Inc.
  Tranche B
  4.755% due 12/22/12                                     879            844
Huntsman International LLC
  Tranche B
  4.213% due 8/16/12                                    2,489          2,207


                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)

                                                    PAR VALUE        VALUE
                                                   ------------    ---------
SPECIALTY CHEMICALS--CONTINUED
JohnsonDiversey, Inc.
  Tranche
  4.791% due 12/16/10                                $     54     $       49
  Tranche B
  4.791% due 12/16/11                                   1,327          1,221
                                                                  ----------
                                                                       4,321
                                                                  ----------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
ALLTEL Communications, Inc.
  Tranche B2
  5.564% due 5/15/15                                    1,587          1,539
  Tranche B3
  5.208% due 5/15/15                                    4,811          4,712
Cricket Communications, Inc.
  Tranche B
  6.500% due 6/16/13                                    3,519          3,378
MetroPCS Wireless, Inc.
  Tranche B
  4.906% due 2/20/14                                    4,713          4,236
                                                                  ----------
                                                                      13,865
                                                                  ----------
----------------------------------------------------------------------------
TOTAL DOMESTIC LOAN AGREEMENTS
(IDENTIFIED COST $199,973)                                           178,088
----------------------------------------------------------------------------

FOREIGN LOAN AGREEMENTS(c)(d)--0.4%

GERMANY--0.2%
Fresenius Medical Care AG & Co.
  KGaA Tranche B
  4.136% due 3/31/13                                    3,643          3,415

UNITED KINGDOM--0.1%
Ineos Group Holdings plc
  Tranche B2
  4.885% due 12/16/13                                   1,371          1,142
  Tranche C2
  5.385% due 12/16/14                                   1,371          1,154
                                                                  ----------
                                                                       2,296
                                                                  ----------


                                                    PAR VALUE        VALUE
                                                   ------------    ---------
UNITED STATES--0.1%
Yell Group plc Tranche B1
  4.463% due 10/27/12                                $  1,925     $    1,655
                                                                  ----------
----------------------------------------------------------------------------
TOTAL FOREIGN LOAN AGREEMENTS
(IDENTIFIED COST $8,443)                                               7,366
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.1%
(IDENTIFIED COST $1,872,651)                                       1,682,401
----------------------------------------------------------------------------

                                                      SHARES
                                                     --------

SHORT-TERM INVESTMENTS--0.7%

MONEY MARKET MUTUAL FUNDS--0.7%
State Street Institutional
  Liquid Reserves Fund
  (seven-day effective
  yield 2.456%)                                    11,062,071         11,062
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $11,062)                                             11,062
----------------------------------------------------------------------------
TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $1,883,713)                                       1,693,463(a)

Other assets and liabilities, net--0.2%                                2,823
                                                                  ----------
NET ASSETS--100.0%                                                $1,696,286
                                                                  ==========

                        See Footnote Legend on page 26.


                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)




At September 30, 2008, the Fund had entered into forward currency contracts as follows (reported in thousands):

                      In                                            Unrealized
   Contracts       Exchange         Settlement                      Appreciation
  to Receive         for               Date           Value       (Depreciation)
--------------   ------------      ----------      ----------    ---------------
JPY 1,417,455     USD 13,000       11/14/2008        $13,419           $419
                                                                       ====

FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $2,505 and gross depreciation of $193,349 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $1,884,307.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities amounted to a value of $234,656 or 13.8% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header or parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(e) Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(f)  Par value represents Australian Dollar (reported in thousands).
(g)  Par value represents Brazilian Real (reported in thousands).
(h)  Par value represents Canadian Dollar (reported in thousands).
(i)  Par value represents Colombian Peso (reported in thousands).
(j)  Par value represents Egyptian Pound (reported in thousands).
(k)  Par value represents Indonesian Rupiah (reported in thousands).
(l)  Par value represents Norwegian Krone (reported in thousands).
(m)  Par value represents Russian Ruble (reported in thousands).
(n)  Security in default.
(o)  Illiquid security.
(p) Illiquid and restricted security. At September 30, 2008, these securities amounted to a value of $354 or 0.0% of net assets. For acquisition information, see Note 7, "Illiquid and Restricted Securities" in the Notes to Financial Statements.



                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2008




(Amounts reported in thousands except per share amounts)

ASSETS
Investment securities at value(1) ...................................................    $1,693,463
Cash ................................................................................         1,609
Receivables
   Investment securities sold .......................................................         7,811
   Fund shares sold .................................................................         5,556
   Interest .........................................................................        18,990
Unrealized appreciation on forward currency contracts ...............................           419
Prepaid expenses ....................................................................           130
Other assets ........................................................................            89
                                                                                         ----------
     Total assets ...................................................................     1,728,067
                                                                                         ----------
LIABILITIES
Payables
   Fund shares repurchased ..........................................................        12,689
   Investment securities purchased ..................................................        14,614
   Dividend distributions ...........................................................         2,269
   Investment advisory fees .........................................................           764
   Distribution and service fees ....................................................           493
   Administration fees ..............................................................           126
   Transfer agent fees and expenses .................................................           482
   Trustees' fees and expenses ......................................................            13
   Professional fees ................................................................            51
   Trustee deferred compensation plan ...............................................            89
   Other accrued expenses ...........................................................           191
                                                                                         ----------
     Total liabilities ..............................................................        31,781
                                                                                         ----------
NET ASSETS ..........................................................................    $1,696,286
                                                                                         ==========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest ....................................    $1,914,831
Accumulated undistributed net investment income (loss) ..............................         5,170
Accumulated undistributed net realized gain (loss) ..................................       (33,596)
Net unrealized appreciation (depreciation) ..........................................      (190,119)
                                                                                         ----------
NET ASSETS ..........................................................................    $1,696,286
                                                                                         ==========
CLASS A
Net asset value (Net assets/shares outstanding) per share ...........................         $4.21
Offering price per share $4.21/(1-2.25%) ............................................         $4.31
Shares of beneficial interest outstanding, no par value, unlimited authorization ....       327,306
Net Assets ..........................................................................    $1,377,371

CLASS B
Net asset value (Net assets/shares outstanding) and offering price per share ........    $     4.19
Shares of beneficial interest outstanding, no par value, unlimited authorization ....         3,799
Net Assets ..........................................................................    $   15,919

CLASS C
Net asset value (Net assets/shares outstanding) and offering price per share ........         $4.24
Shares of beneficial interest outstanding, no par value, unlimited authorization ....        38,130
Net Assets ..........................................................................    $  161,770

CLASS T
Net asset value (Net assets/shares outstanding) and offering price per share ........         $4.23
Shares of beneficial interest outstanding, no par value, unlimited authorization ....        33,327
Net Assets ..........................................................................    $  141,131

CLASS I
Net asset value (Net assets/shares outstanding) and offering price per share ........         $4.21
Shares of beneficial interest outstanding, no par value, unlimited authorization ....            23
Net Assets ..........................................................................    $       95

 (1) Investment in securities at cost ...............................................    $1,883,713


                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2008


($ reported in thousands)

INVESTMENT INCOME
Interest ............................................................................     $ 120,347
Dividends ...........................................................................           296
Foreign taxes withheld ..............................................................          (222)
                                                                                          ---------
     Total investment income ........................................................       120,421
                                                                                          ---------
EXPENSES
Investment advisory fees ............................................................         9,600
Service fees, Class A ...............................................................         3,692
Distribution and service fees, Class B ..............................................           144
Distribution and service fees, Class C ..............................................           851
Distribution and service fees, Class T ..............................................         1,538
Administration fees .................................................................         1,534
Transfer agent fees and expenses ....................................................         2,784
Printing fees and expenses ..........................................................           302
Custodian fees ......................................................................           288
Trustees' fees and expenses .........................................................           142
Registration fees ...................................................................           103
Professional fees ...................................................................            85
Miscellaneous expenses ..............................................................           266
                                                                                          ---------
     Total expenses .................................................................        21,329
Custodian fees paid indirectly ......................................................           (56)
                                                                                          ---------
     Net expenses ...................................................................        21,273
                                                                                          ---------
NET INVESTMENT INCOME (LOSS) ........................................................        99,148
                                                                                          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments .............................................       (20,881)
Net realized gain (loss) on foreign currency transactions ...........................         1,815
Net change in unrealized appreciation (depreciation) on investments .................      (174,594)
Net change in unrealized appreciation (depreciation) on foreign
   currency translations ............................................................           460
                                                                                          ---------
NET GAIN (LOSS) ON INVESTMENTS ......................................................      (193,200)
                                                                                          ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................     $ (94,052)
                                                                                          =========




                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       STATEMENT OF CHANGES IN NET ASSETS


($ reported in thousands)                                   10/1/07 -      11/1/06 -      11/1/05 -
                                                             9/30/08        9/30/07       10/31/06
                                                           ----------     ----------     ----------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ..........................    $   99,148     $   71,116     $   66,521
Net realized gain (loss) ..............................       (19,066)         4,156         (9,710)
Net change in unrealized appreciation
  (depreciation) ......................................      (174,134)       (17,594)        14,644
                                                           ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .....................................       (94,052)        57,678         71,455
                                                           ----------     ----------     ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income, Class A ........................       (85,143)       (57,792)       (43,783)
Net investment income, Class B ........................        (1,010)        (1,076)        (1,171)
Net investment income, Class C ........................        (9,300)        (8,376)        (6,355)
Net investment income, Class T ........................        (7,637)        (6,070)       (10,060)
Net investment income, Class I ........................            (2)            --             --
                                                           ----------     ----------     ----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS
  TO SHAREHOLDERS .....................................      (103,092)       (73,314)       (61,369)
                                                           ----------     ----------     ----------
FROM SHARE TRANSACTIONS (SEE NOTE 5)
Change in net assets from share transactions,
  Class A .............................................       102,157        385,342        236,133
Change in net assets from share transactions,
  Class B .............................................        (3,603)        (6,128)        (5,366)
Change in net assets from share transactions,
  Class C .............................................           996        (24,573)       (92,138)
Change in net assets from share transactions,
  Class T .............................................         2,204          3,465        (43,654)
Change in net assets from share transactions,
  Class I .............................................           102             --             --
                                                           ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS ..................................       101,856        358,106         94,975
                                                           ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS .................       (95,288)       342,470        105,061

NET ASSETS
Beginning of period ...................................     1,791,574      1,449,104      1,344,043
                                                           ----------     ----------     ----------
END OF PERIOD .........................................    $1,696,286     $1,791,574     $1,449,104
                                                           ==========     ==========     ==========
Accumulated undistributed net investment income (loss)
  at end of period ....................................    $    5,170     $    1,620     $    1,251




                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                           NET                          NET
                          ASSET         NET           REALIZED           TOTAL       DIVIDENDS     DISTRIBUTIONS
                          VALUE,     INVESTMENT         AND              FROM         FROM NET       FROM NET
                        BEGINNING     INCOME        UNREALIZED        INVESTMENT     INVESTMENT      REALIZED        RETURN OF
                        OF PERIOD     (LOSS)        GAIN (LOSS)       OPERATIONS       INCOME        GAINS            CAPITAL
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
10/1/07-9/30/08           $4.70       $0.25(2)        $(0.48)           $(0.23)        $(0.26)         $ --           $   --
11/1/06-9/30/07            4.74        0.21(2)         (0.03)             0.18          (0.22)           --               --
11/1/05-10/31/06           4.70        0.22(2)          0.03              0.25          (0.21)           --               --
11/1/04-10/31/05           4.83        0.20(2)         (0.12)             0.08          (0.19)           --(7)         (0.02)
11/1/03-10/31/04           4.78        0.21             0.06              0.27          (0.22)           --               --
11/1/02-10/31/03(5)        4.56        0.22             0.21              0.43          (0.21)           --               --

CLASS B
10/1/07-9/30/08           $4.68       $0.23(2)        $(0.48)           $(0.25)        $(0.24)         $ --           $   --
11/1/06-9/30/07            4.72        0.19(2)         (0.03)             0.16          (0.20)           --               --
11/1/05-10/31/06           4.68        0.20(2)          0.02              0.22          (0.18)           --               --
11/1/04-10/31/05           4.82        0.18(2)         (0.14)             0.04          (0.16)           --(7)         (0.02)
11/1/03-10/31/04           4.77        0.19             0.05              0.24          (0.19)           --               --
11/1/02-10/31/03(6)        4.55        0.20             0.21              0.41          (0.19)           --               --




(1) Sales charges, where applicable, are not reflected in the total return calculation.
(2)  Computed using average shares outstanding.
(3)  Annualized.
(4)  Not annualized.
(5) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class A shares had no impact on net investment income or net realized and unrealized gain (loss) per share for the period ended October 31, 2003. The net investment income ratio decreased by 0.06% for the period ended October 31, 2003.
(6) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class B shares was to reduce net investment income and to increase net realized and unrealized gain (loss) per share by $0.00 for the period ended October 31, 2003. The net investment income ratio decreased by 0.06% for the period ended October 31, 2003.
(7)  Amount is less than $0.005.




                        See Notes to Financial Statements

                                                                                                   RATIO OF
                                                 NET                      NET                        NET
                                      CHANGE    ASSET                   ASSETS,     RATIO OF      INVESTMENT
                                      IN NET    VALUE,                  END OF     EXPENSES TO   INCOME (LOSS)      PORTFOLIO
                          TOTAL       ASSET    END OF      TOTAL        PERIOD       AVERAGE    TO AVERAGE NET      TURNOVER
                       DISTRIBUTIONS  VALUE    PERIOD     RETURN(1) (IN THOUSANDS) NET ASSETS       ASSETS            RATE
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
10/1/07-9/30/08           $(0.26)     $(0.49)   $4.21      (5.07)%   $1,377,371     1.08%          5.54%              83%
11/1/06-9/30/07            (0.22)      (0.04)    4.70       3.84(4)   1,435,415     1.11(3)        4.93(3)            57(4)
11/1/05-10/31/06           (0.21)       0.04     4.74       5.37      1,062,479     1.04           4.75               93
11/1/04-10/31/05           (0.21)      (0.13)    4.70       1.64        819,283     1.02           4.24               83
11/1/03-10/31/04           (0.22)       0.05     4.83       5.69        372,463     1.03           4.17               95
11/1/02-10/31/03(5)        (0.21)       0.22     4.78       9.68        229,020     1.08           4.28              135

CLASS B
10/1/07-9/30/08           $(0.24)     $(0.49)   $4.19      (5.57)%   $   15,919     1.57%          5.03%              83%
11/1/06-9/30/07            (0.20)      (0.04)    4.68       3.38(4)      21,487     1.61(3)        4.40(3)            57(4)
11/1/05-10/31/06           (0.18)       0.04     4.72       4.64         27,845     1.54           4.24               93
11/1/04-10/31/05           (0.18)      (0.14)    4.68       1.12         33,003     1.51           3.72               83
11/1/03-10/31/04           (0.19)       0.05     4.82       5.16         33,325     1.52           3.68               95
11/1/02-10/31/03(6)        (0.19)       0.22     4.77       9.17         30,457     1.58           3.88              135




                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                   (CONTINUED)


                           NET                          NET
                          ASSET         NET           REALIZED           TOTAL       DIVIDENDS     DISTRIBUTIONS
                          VALUE,     INVESTMENT         AND              FROM         FROM NET       FROM NET
                        BEGINNING     INCOME        UNREALIZED        INVESTMENT     INVESTMENT      REALIZED        RETURN OF
                        OF PERIOD     (LOSS)        GAIN (LOSS)       OPERATIONS       INCOME        GAINS            CAPITAL
------------------------------------------------------------------------------------------------------------------------------------

CLASS C
10/1/07-9/30/08           $4.73       $0.24(2)        $(0.48)           $(0.24)        $(0.25)         $ --           $   --
11/1/06-9/30/07            4.77        0.20(2)         (0.03)             0.17          (0.21)           --               --
11/1/05-10/31/06           4.73        0.21(2)          0.02              0.23          (0.19)           --               --
11/1/04-10/31/05           4.87        0.19(2)         (0.13)             0.06          (0.18)           --(7)         (0.02)
11/1/03-10/31/04           4.81        0.21             0.05              0.26          (0.20)           --               --
11/1/02-10/31/03(5)        4.58        0.21             0.22              0.43          (0.20)           --               --

CLASS T
10/1/07-9/30/08           $4.72       $0.22(2)        $(0.48)           $(0.26)        $(0.23)         $ --           $   --
11/1/06-9/30/07            4.76        0.18(2)         (0.03)             0.15          (0.19)           --               --
11/1/05-10/31/06           4.73        0.19(2)          0.01              0.20          (0.17)           --               --
11/1/04-10/31/05           4.86        0.17(2)         (0.13)             0.04          (0.15)           --(7)         (0.02)
11/1/03-10/31/04           4.80        0.18             0.06              0.24          (0.18)           --               --
6/2/03 (inception)
  -10/31/03(6)             4.82        0.07            (0.02)             0.05          (0.07)           --               --

CLASS I
6/6/08 (inception)
  -9/30/08                $4.53       $0.08(2)        $(0.31)           $(0.23)        $(0.09)         $ --            $  --




(1) Sales charges, where applicable, are not reflected in the total return calculation.
(2)  Computed using average shares outstanding.
(3)  Annualized.
(4)  Not annualized.
(5) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class C shares was to reduce net investment income and to increase net realized and unrealized gain (loss) per share by $0.00 for the period ended October 31, 2003. The net investment income ratio decreased by 0.01% for the period ended October 31, 2003.
(6) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class T shares was to reduce net investment income and to increase net realized and unrealized gain (loss) per share by $0.00 for the period ending October 31, 2003. The net investment income ratio for the period ending October 31, 2003 decreased by 0.15%.
(7)  Amount is less than $0.005.




                        See Notes to Financial Statements

                                                                                                   RATIO OF
                                                 NET                      NET                        NET
                                      CHANGE    ASSET                   ASSETS,     RATIO OF      INVESTMENT
                                      IN NET    VALUE,                  END OF     EXPENSES TO     INCOME TO        PORTFOLIO
                          TOTAL       ASSET    END OF      TOTAL        PERIOD       AVERAGE      AVERAGE NET      TURNOVER
                       DISTRIBUTIONS  VALUE    PERIOD     RETURN(1) (IN THOUSANDS) NET ASSETS       ASSETS            RATE
------------------------------------------------------------------------------------------------------------------------------------

CLASS C
10/1/07-9/30/08           $(0.25)     $(0.49)   $4.24     (5.28)%     $  161,770     1.33%          5.28%              83%
11/1/06-9/30/07            (0.21)      (0.04)    4.73      3.57(4)       179,222     1.36(3)        4.66(3)            57(4)
11/1/05-10/31/06           (0.19)       0.04     4.77      5.07          205,385     1.28           4.48               93
11/1/04-10/31/05           (0.20)      (0.14)    4.73      1.15          295,926     1.26           3.98               83
11/1/03-10/31/04           (0.20)       0.06     4.87      5.59          238,854     1.27           3.92               95
11/1/02-10/31/03(5)        (0.20)       0.23     4.81      9.60          163,436     1.33           4.02              135

CLASS T
10/1/07-9/30/08           $(0.23)     $(0.49)   $4.23     (5.78)%     $  141,131     1.83%          4.79%              83%
11/1/06-9/30/07            (0.19)      (0.04)    4.72      3.11(4)       155,450     1.86(3)        4.17(3)            57(4)
11/1/05-10/31/06           (0.17)       0.03     4.76      4.34          153,395     1.79           3.98               93
11/1/04-10/31/05           (0.17)      (0.13)    4.73      0.84          195,830     1.76           3.48               83
11/1/03-10/31/04           (0.18)       0.06     4.86      5.05          120,145     1.78           3.40               95
6/2/03 (inception)
  -10/31/03(6)             (0.07)      (0.02)    4.80      1.10           26,646     1.90           3.06              135

CLASS I
6/6/08 (inception)
  -9/30/08                $(0.09)     $(0.32)   $4.21     (5.11)%(4)  $       95     0.89%(3)       5.85%(3)           83%(4)





                        See Notes to Financial Statements

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2008


1. ORGANIZATION
   Effective October 1, 2008, the Phoenix Funds became Virtus Mutual Funds, and all of the Funds were renamed to reflect the new Virtus name. On October 20, 2008, the Trusts' names were also updated to reflect the new name.

   Virtus Opportunities Trust, formerly the Phoenix Opportunities Trust (the "Trust"), is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   As of the date of this report, eighteen funds are offered for sale, of which the Multi-Sector Short Term Bond Fund (the "Fund") is reported in this annual report. The Fund's investment objective is outlined in the Fund Summary Page.

   The Fund offers Class A shares, Class B shares, Class C shares, Class T shares and Class I shares.

   Class A shares are sold with a front-end sales charge of up to 2.25%. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge may be imposed on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one year period begins on the last of the month preceding the month the purchase was made. The Class B shares are sold with a contingent deferred sales charge which declines from 2% to zero depending on the period of time the shares are held. Class C shares are sold without a sales charge. Class T shares of the Fund are sold with a 1% contingent deferred sales charge, if applicable, if redeemed within one year of purchase. Class I shares are sold without a sales charge.

   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Class I shares bear no distribution and/or service expenses. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to excessive volatility in the current market (please

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


   see note on Market Conditions - Note 13), valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

   As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At September 30, 2008, the total value of these securities was not a material percentage of the net assets of the Fund.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:
   The Fund is treated as a separate taxable entity. It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

   FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are recorded by the Fund on the ex-dividend date. Income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:
   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

F. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:
   A combination of the following criteria is used to assign the countries of risk listed in the schedule of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. FORWARD CURRENCY CONTRACTS:
   The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


I. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:
   The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

J. LOAN AGREEMENTS:
   The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due. Currently, the Fund only holds assignment loans.

K. CREDIT LINKED NOTES:
   The Fund may invest in credit linked notes which are usually issued by a special purpose vehicle that is selling credit protection through a credit default swap. The performance of the notes is linked to the performance of the underlying reference obligation. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Credit linked notes may also have risks with default by the referenced obligation, currency and/or interest rates.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   ($ reported in thousands except as noted)

   On February 7, 2008, the Phoenix Companies, Inc. ("PNX") announced its intention to spin off various subsidiaries constituting its asset management business to PNX's shareholders. Once spun off from PNX, the company holding the asset management subsidiaries, Virtus Investment Partners, Inc. ("Virtus"), will become an independent public company. The spinoff is expected to occur at a date later in the year based on regulatory approval. In preparation for this spinoff, certain of the asset management subsidiaries have changed their names to reflect the Virtus brand, including the Funds' adviser, Phoenix Investment Counsel, Inc., which is now known as Virtus Investment Advisers, Inc. (the "Adviser").

   As compensation for its services to the Trust, the Adviser, an indirect wholly-owned subsidiary of PNX, is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund.


                            1ST         $1+ - $2          $2+
                        $1 BILLION       BILLION        BILLION
                      --------------- ------------  --------------
                           0.55%          0.50%          0.45%

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


   The Adviser manages the Fund's investment program and general operations of the Fund, including oversight of the Fund's subadviser Goodwin Capital Advisers, Inc. ("Goodwin"), an indirect wholly-owned subsidiary of PNX.

   As distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions and deferred sales charges for the fiscal year (the "period") ended September 30, 2008, as follows:

     CLASS A        CLASS A          CLASS B        CLASS C         CLASS T
   NET SELLING     DEFERRED         DEFERRED       DEFERRED        DEFERRED
   COMMISSIONS   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
   -----------   -------------   -------------   -------------   -------------
       $33            $63             $14            $--(1)           $48

(1) Amount is less than $500 (not reported in thousands).

   The Fund pays PEPCO distribution and/or service fees at the following annual rates as a percentage of the average daily net assets of each respective class:


                  CLASS A    CLASS B     CLASS C     CLASS T
                 ---------  ---------   ---------   ---------
                   0.25%      0.75%       0.50%       1.00%

   There are no distribution and/or service fees for Class I.

   Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

   PEPCO serves as the Administrator to the Fund. For its services, which include financial agent services, PEPCO receives an administration fee at an annual rate of 0.09% of the first $5 billion, 0.08% on the next $10 billion, and 0.07% over $15 billion of the average net assets across all non-money market Virtus Mutual Funds and certain other affiliated funds. For the period ended September 30, 2008, the Fund incurred administration fees totaling $1,534.

   PEPCO serves as the Trust's transfer agent. For the period ended September 30, 2008, transfer agent fees were $2,784 as reported in the Statement of Operations.

   At September 30, 2008, PNX and its affiliates, the retirement plans of PNX and its affiliates and Virtus affiliated Funds held shares of the Fund which may be redeemed at any time that aggregated the following:

                              AGGREGATE         NET ASSET
                               SHARES             VALUE
                              ---------         ---------
         Class A shares        935,796           $3,940
         Class I shares         22,540               95

   Until March 1, 2007, the Trust provided a deferred compensation plan to its Trustees who were not Officers of Virtus. Under the deferred compensation plan, Trustees were able to elect to defer all or a portion of their compensation. Amounts deferred were retained by the Fund, and to the extent permitted by the 1940 Act, as amended, could have been invested in the shares of those Virtus Mutual Funds selected by the Trustees. Investments in such Virtus Mutual Funds are included in "Other assets" on the Statements of Assets and Liabilities at September 30, 2008.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


A. 4. PURCHASES AND SALES OF SECURITIES
   ($ reported in thousands)

   Purchases and sales of investment securities for the Fund (excluding U.S. Government securities and agency securities, forward currency contracts, and short-term securities) during the period ended September 30, 2008, were as follows:

                             ---------------------------
                              PURCHASES          SALES
                             -----------        --------
                             $1,046,946         $975,675

   Purchases and sales of long-term U.S. Government and agency securities for the Fund during the period ended September 30, 2008, were as follows:

                             ---------------------------
                              PURCHASES          SALES
                             -----------        --------
                              $569,075          $493,126

5. CAPITAL SHARE TRANSACTIONS
   (reported in thousands)

   Transactions in shares of capital stock, for the periods ended as indicated below, were as follows:

                                --------------------     --------------------     ---------------------
                                 SHARES      AMOUNT      SHARES       AMOUNT       SHARES      AMOUNT
                                --------    --------     -------    ---------     --------    ---------
-----------------------------   --------------------     --------------------     ---------------------
MULTI-SECTOR                          10/1/07 -                11/1/06 -                11/1/05 -
   SHORT TERM BOND FUND               9/30/08                   9/30/07                 10/31/06
-----------------------------   --------------------     --------------------     ---------------------
CLASS A
Sale of shares                   129,159    $589,875     145,165    $ 686,127      151,778    $ 713,454
Reinvestment of distributions     15,751      71,290      10,182       48,092        7,325       34,423
Shares repurchased              (123,302)   (559,008)    (73,905)    (348,877)    (109,181)    (511,744)
                                --------    --------     -------    ---------     --------    ---------
Net increase / (decrease)         21,608    $102,157      81,442    $ 385,342       49,922    $ 236,133
                                ========    ========     =======    =========     ========    =========

CLASS B
Sale of shares                       780    $  3,555         920    $   4,328        1,291    $   6,045
Reinvestment of distributions        155         699         164          771          170          797
Shares repurchased                (1,729)     (7,857)     (2,388)     (11,227)      (2,609)     (12,208)
                                --------    --------     -------    ---------     --------    ---------
Net increase / (decrease)           (794)   $ (3,603)     (1,304)   $  (6,128)      (1,148)   $  (5,366)
                                ========    ========     =======    =========     ========    =========

CLASS C
Sale of shares                    11,320    $ 51,784       7,252    $  34,538       11,032    $  52,248
Reinvestment of distributions      1,573       7,168       1,316        6,263        1,522        7,207
Shares repurchased               (12,640)    (57,956)    (13,717)     (65,374)     (32,038)    (151,593)
                                --------    --------     -------    ---------     --------    ---------
Net increase / (decrease)            253    $    996      (5,149)   $ (24,573)     (19,484)   $ (92,138)
                                ========    ========     =======    =========     ========    =========

CLASS T
Sale of shares                    10,502    $ 48,131       9,696    $  46,121        8,658    $  40,931
Reinvestment of distributions      1,042       4,789         925        4,398          816        3,858
Shares repurchased               (11,130)    (50,716)     (9,901)     (47,054)     (18,719)     (88,443)
                                --------    --------     -------    ---------     --------    ---------
Net increase / (decrease)            414    $  2,204         720    $   3,465       (9,245)   $ (43,654)
                                ========    ========     =======    =========     ========    =========

CLASS I(1)
Sale of shares                        22    $    100
Reinvestment of distributions          1           2
Shares repurchased                    --          --
                                --------    --------
Net increase / (decrease)             23    $    102
                                ========    ========

(1) Inception date 6/6/08.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


6. CREDIT RISK AND ASSET CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

   High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

7. ILLIQUID AND RESTRICTED SECURITIES
   ($ reported in thousands)

   Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund's Schedule of Investments where applicable.

   Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

   At September 30, 2008, the Fund held the following illiquid and restricted securities:

                                      ACQUISITION   ACQUISITION   MARKET VALUE   % OF NET ASSETS
                                         DATE          COST        AT 9/30/08       AT 9/30/08
                                      -----------   -----------   ------------   ---------------
   Home Equity Asset Trust
   06-7, A 144A
   6.000% due 2/25/37                   10/11/06       $2,183        $ 11              0.0%

   MASTR Alternative Net
   Interest Margin
   06-6, N1 144A
   4.429% due 9/26/46                     8/3/06        1,222           1              0.0

   MASTR Alternative Net
   Interest Margin
   05-CW1A, N1 144A
   6.750% due 12/26/35                  11/18/05          441          17              0.0

   MASTR Resecuritization
   Trust
   05-6, 4C1, N2 144A
   6.429% due 4/26/45                    1/12/06        3,250         325              0.0

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


   The Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

8. INDEMNIFICATIONS
   Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications.
   The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

9. REGULATORY EXAMS
   Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

   In February 2005, the NASD notified PNX that it was asserting violations of trade reporting rules by a subsidiary. PNX responded to the NASD allegations in May 2005. Thereafter, in January 2007, the NASD notified PNX that the matter was being referred for potential violations and possible action. On May 3, 2007, the NASD accepted a letter of acceptance, waiver and consent submitted by the subsidiary to resolve this matter. Without admitting or denying the NASD's findings, in accordance with the terms of the letter the subsidiary agreed to a censure, to pay a fine of $8,000 and to revise its supervisory procedures.

   The Company does not believe that the outcome of this matter will be material to these financial statements.

10. RECENTLY ISSUED ACCOUNTING STANDARDS
   In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures. The Fund will be adopting SFAS 157 effective with the December 31, 2008 quarterly reporting of the schedule of investments.

   In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161") was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. Management is currently evaluating the impact of FAS 161 on financial statement disclosures, if any.

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


11. FEDERAL INCOME TAX INFORMATION
    ($ reported in thousands)

   The Fund has capital loss carryovers which may be used to offset future capital gains, as follows:

                                   Expiration Year
                         ----------------------------------
                          2014          2016         Total
                         ------        ------      --------
                         $5,307         $575        $5,882

   The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

   Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2008, the Fund deferred and recognized post-October losses as follows:

                               CAPITAL        CAPITAL
                                LOSS           LOSS
                              DEFERRED      RECOGNIZED
                             ----------    ------------
                               $27,119          $--

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income of $5,607 and undistributed long-term capital gains of $0.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

12. RECLASSIFICATION OF CAPITAL ACCOUNTS
    ($ reported in thousands)

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2008, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

                   CAPITAL PAID
                       IN ON
                     SHARES OF    UNDISTRIBUTED     ACCUMULATED
                    BENEFICIAL    NET INVESTMENT   NET REALIZED
                     INTEREST      INCOME (LOSS)    GAIN (LOSS)
                   ------------   --------------   ------------
                       $430           $7,494         $(7,924)

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


13. MARKET CONDITIONS

   Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Fund. Such events include, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. These companies represent financial institutions with which the Fund conducts business and/or whose securities are or may be held within the Fund. The potential investment of the Fund's investments in these issuers, and the financial sector in general, as reflected in the Fund's schedule of investments, exposes investors to the negative (or positive) performance resulting from these and other events.

                     REPORT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM


PricewaterhouseCoopers [LOGO OMITTED]

To the Board of Trustees of
Virtus Opportunities Trust and Shareholders of
Virtus Multi-Sector Short Term Bond Fund


   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Multi-Sector Short Term Bond Fund (formerly Phoenix Multi-Sector Short Term Bond Fund, hereafter referred to as the "Fund"), a series of Virtus Opportunities Trust (formerly Phoenix Opportunities Trust), at September 30, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
November 18, 2008

                    VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
                       TAX INFORMATION NOTICE (UNAUDITED)
                               SEPTEMBER 30, 2008



--------------------------------------------------------------------------------

   For the fiscal year ended September 30, 2008, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction ("DRD") for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends ("LTCG") ($ reported in thousands).

                      QDI              DRD             LTCG
                    -------          -------         --------

                       0%               0%              $0

--------------------------------------------------------------------------------

                       FUND MANAGEMENT TABLES (UNAUDITED)


     Information pertaining to the Trustees and officers of the Trust as of September 30, 2008 is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.


                              INDEPENDENT TRUSTEES


                                             INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------
     NAME, ADDRESS,
    YEAR OF BIRTH,
    YEAR ELECTED AND                                  PRINCIPAL OCCUPATION(S)
     NUMBER OF FUNDS                                  DURING PAST 5 YEARS AND
        OVERSEEN                              DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
-----------------------------------------------------------------------------------------------------------------

  Leroy Keith, Jr.          Managing Director, Almanac Capital Management (commodities business) (2007-
  YOB: 1939                 present). Partner, Stonington Partners, Inc. (private equity firm) (2001-2007).
  Elected: 1993             Director/Trustee, Evergreen Funds (88 portfolios).
  50 Funds

-----------------------------------------------------------------------------------------------------------------

  Geraldine M. McNamara     Retired. Managing Director, U.S. Trust Company of New York (private bank)
  YOB: 1951                 (1982-2006).
  Elected: 2001
  52 Funds

-----------------------------------------------------------------------------------------------------------------

  James M. Oates            Managing Director, Wydown Group (consulting firm) (1994-present). Chairman,
  YOB: 1946                 Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services)
  Elected: 1993             (1997-2006). Director, Stifel Financial. Chairman and Trustee, John Hancock Trust
  50 Funds                  (93 portfolios) and John Hancock Funds II (74 portfolios). Non-Executive Chairman,
                            Hudson Castle Group, Inc.

-----------------------------------------------------------------------------------------------------------------

  Richard E. Segerson       Managing Director, Northway Management Company (1998-present).
  YOB: 1946
  Elected: 1998
  50 Funds

-----------------------------------------------------------------------------------------------------------------

  Ferdinand L.J. Verdonck   Retired. Director, Galapagos N.V. (biotechnology). Mr. Verdonck is also a director
  YOB: 1942                 of several non-U.S. companies.
  Elected: 2004
  50 Funds

-----------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES


     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


-----------------------------------------------------------------------------------------------------------------
     NAME, ADDRESS,
     YEAR OF BIRTH,
    YEAR ELECTED AND                                 PRINCIPAL OCCUPATION(S)
     NUMBER OF FUNDS                                 DURING PAST 5 YEARS AND
        OVERSEEN                              DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
-----------------------------------------------------------------------------------------------------------------

  George R. Aylward(1)      Senior Executive Vice President and President, Asset Management (2007-present),
  YOB: 1964                 Senior Vice President and Chief Operating Officer, Asset Management (2004-2007),
  Elected: 2006             Vice President and Chief of Staff (2001-2004), The Phoenix Companies, Inc.
  52 Funds                  Director and President (2006-present), Chief Operating Officer (2004-2006), Vice
                            President, Finance, (2001-2002), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Various senior officer and directorship positions with Phoenix affiliates (2005-2008). President (2006-present), Executive Vice President (2004-
                            2006), the Virtus Mutual Funds Family. Chairman, President and Chief Executive
                            Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006-present).

-----------------------------------------------------------------------------------------------------------------

  Philip R. McLoughlin(2)   Partner, Cross Pond Partners, LLC (2006-Present). Director, Argo Group
  YOB: 1946                 International Holdings Ltd. (insurance), World Trust Fund and KBC Asset
  Elected: 1993             Management, Ltd.
  70 Funds

-----------------------------------------------------------------------------------------------------------------

 (1) Mr. Aylward is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with Virtus Investment Partners, Inc. and/or its affiliates.
 (2) Mr. McLoughlin is treated as an "interested person," as defined in the Investment Company Act of 1940, because of his participation in certain retirement plans maintained by Virtus Investment Partners, Inc. and/or its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES


-----------------------------------------------------------------------------------------------------------------
                                POSITION(S) HELD WITH
     NAME, ADDRESS AND           TRUST AND LENGTH OF                           PRINCIPAL OCCUPATION(S)
       YEAR OF BIRTH                 TIME SERVED                                  DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------

  Nancy G. Curtiss          Senior Vice President since        Vice President, Head of Asset Management
  YOB: 1952                 2006.                              Operations (2007-present), Vice President
                                                               (2003-2007), Virtus Investment Partners, Inc.
                                                               and/or certain of its subsidiaries. Assistant
                                                               Treasurer (2001-present), Phoenix Equity
                                                               Planning Corporation. Ms. Curtiss is also
                                                               Treasurer of various other investment companies
                                                               within the Virtus Mutual Funds Complex
                                                               (1994-present).
-----------------------------------------------------------------------------------------------------------------

  Marc Baltuch              Vice President and                 Chief Compliance Officer, Zweig-DiMenna
  c/o Zweig-DiMenna         Chief Compliance Officer since     Associates LLC (1989-present). Vice President,
  Associates, LLC           2004.                              The Zweig Total Return Fund, Inc. (2004-present).
  900 Third Avenue                                             Vice President, The Zweig Fund, Inc. (2004-
  New York, NY 10022                                           present). President and Director of Watermark
  YOB: 1945                                                    Securities, Inc. (1991-present). Assistant
                                                               Secretary, Gotham Advisors Inc. (1990-2005).
-----------------------------------------------------------------------------------------------------------------

  W. Patrick Bradley        Chief Financial Officer and        Vice President, Fund Administration (2007-
  YOB: 1972                 Treasurer since 2005.              present), Second Vice President, Fund Control &
                                                               Tax (2004-2006), Virtus Investment Partners, Inc.
                                                               and/or certain of its subsidiaries. Vice President,
                                                               Chief Financial Officer, Treasurer and Principal
                                                               Accounting Officer (2006-present), Assistant
                                                               Treasurer (2004-2006), The Phoenix Edge Series
                                                               Fund. Chief Financial Officer and Treasurer (2005-
                                                               present), Assistant Treasurer (2004-2006), certain
                                                               funds within the Virtus Mutual Funds Family.
                                                               Senior Manager, Audit, Deloitte & Touche, LLP
                                                               (1999-2004).
-----------------------------------------------------------------------------------------------------------------

  Kevin J. Carr             Vice President,                    Vice President, Counsel and Secretary, Virtus
  YOB: 1954                 Chief Legal Officer,               Investment Partners, Inc. and/or certain of its
                            Counsel and                        subsidiaries (since 2008). Vice President and
                            Secretary since 2005.              Counsel, Phoenix Life Insurance Company
                                                               (2005-2008). Compliance Officer of Investments
                                                               and Counsel, Travelers Life & Annuity Company
                                                               (January 2005-May 2005). Assistant General
                                                               Counsel and certain other positions, The Hartford
                                                               Financial Services Group (1995-2005).
-----------------------------------------------------------------------------------------------------------------

VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668


TRUSTEES
George R. Aylward
Leroy Keith, Jr.
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L.J. Verdonck

OFFICERS
George R. Aylward, President
Nancy G. Curtiss, Senior Vice President
Marc Baltuch, Vice President and
  Chief Compliance Officer
W. Patrick Bradley, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal
  Officer, Counsel and Secretary



INVESTMENT ADVISER
Virtus Investment Advisers, Inc.
56 Prospect Street
Hartford, CT 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

TRANSFER AGENT
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110-1707

HOW TO CONTACT US
Mutual Fund Services      1-800-243-1574
Advisor Consulting Group  1-800-243-4361
Telephone Orders          1-800-367-5877
Text Telephone            1-800-243-1926
Web site                      VIRTUS.COM




--------------------------------------------------------------------------------

IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

--------------------------------------------------------------------------------

                         THIS PAGE INTENTIONALLY BLANK.

                         THIS PAGE INTENTIONALLY BLANK.

                         THIS PAGE INTENTIONALLY BLANK.

                                                            ---------------
                                                               PRSRT STD
[LOGO OMITTED]                                               U.S. POSTAGE
    VIRTUS                                                       PAID
 MUTUAL FUNDS                                                 LANCASTER,
                                                                  PA
                                                              PERMIT 1793
                                                            ---------------



c/o State Street Bank and Trust Company
             P.O. Box 8301
         Boston, MA 02266-8301


For more information about
Virtus mutual funds, please call
your financial representative,
contact us at 1-800-243-1574
or VIRTUS.COM.


8010                                                                       10-08

                                                                          ANNUAL
                                                                          REPORT

                                 [LOGO OMITTED]
                                     VIRTUS
                                  MUTUAL FUNDS

--------------------------------------------------------------------------------



                       Virtus Real Estate Securities Fund






--------------------------------------------------------------------------------

                                                   WOULDN'T YOU RATHER HAVE THIS
                                                       DOCUMENT E-MAILED TO YOU?
TRUST NAME:                                            ELIGIBLE SHAREHOLDERS CAN
VIRTUS OPPORTUNITIES                                      SIGN UP FOR E-DELIVERY
TRUST                          September 30, 2008                  AT VIRTUS.COM

NOT FDIC INSURED                NO BANK GUARANTEE                 MAY LOSE VALUE

                                TABLE OF CONTENTS
VIRTUS REAL ESTATE SECURITIES FUND*
("Real Estate Securities Fund," formerly Phoenix Real Estate
Securities Fund)


Message to Shareholders.....................................................   1

Glossary....................................................................   3

Disclosure of Fund Expenses.................................................   4

Fund Summary................................................................   6

Schedule of Investments.....................................................   9

Statement of Assets and Liabilities.........................................  11

Statement of Operations.....................................................  12

Statement of Changes in Net Assets..........................................  13

Financial Highlights........................................................  14

Notes to Financial Statements...............................................  16

Report of Independent Registered Public Accounting Firm.....................  23

Fund Management Tables......................................................  25

* PLEASE SEE NOTES 1 AND 3 IN THE NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION ON THE NAME CHANGE.


--------------------------------------------------------------------------------

PROXY VOTING PROCEDURES (FORM N-PX)
The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2008, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.


FORM N-Q INFORMATION
The Trust files a complete schedule of portfolio holdings for the fund with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

--------------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Virtus Real Estate Securities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

                             MESSAGE TO SHAREHOLDERS

[PHOTO OMITTED]

Fellow Shareholders of Virtus Mutual Funds:

The third quarter of 2008 likely will be remembered as a time of extremes in the global financial markets. There was historic volatility in all the major markets, the collapse of well-known financial firms, and unprecedented government interventions into the economy.

The scope of events that occurred in the past quarter was truly extraordinary. There was the U.S. government's takeover of Fannie Mae and Freddie Mac; a federal line of credit for the insurer, AIG; the seizure of Washington Mutual and sale to JPMorgan Chase; and the proposed $700 billion taxpayer rescue of the financial sector, which was approved in early October. The quarter also saw the end of the investment banking model with the merger of Merrill Lynch and Bank of America, the collapse of Lehman Brothers, and the decisions by Goldman Sachs and Morgan Stanley to convert to traditional banking institutions.

This global turmoil was reflected in the major market indices. More than half (37 of 64) of the Dow Jones Industrial Average's third-quarter trading days had wide positive or negative swings of greater than 100 points. For the quarter, the Dow was down 3.7 percent (16.5 percent year-to-date), the S&P 500 stock index was down 8.4 percent (19.3 percent year-to-date); and EAFE was off 20.5 percent (28.9 percent for the year).

At the start of the fourth quarter, governments around the world demonstrated their resolve to actively pursue solutions to this financial upheaval. Among the responses from the U.S. government is the Department of the Treasury's Temporary Money Market Fund Guarantee Program. While officials and economists believe the government interventions will bring stability to the financial markets, few will predict a timeline for recovery.

This is a period when investors should pay particular attention to their accounts - and rely on the discipline and focus of professional investment managers and financial advisors. The extraordinary activity of the past several months may tempt some investors to react inappropriately to market events and deviate from their well-considered, long-term financial plans. We believe that during periods of unusual market volatility, discipline is the key for the investor, the financial advisor, and the professional money manager.

We encourage you to consult with a financial advisor to review your holdings and to ensure they continue to reflect your current investment objectives and your tolerance for risk. Virtus Mutual Funds offer a wide range of equity, fixed income and money market funds, and we hope you will consider our investment choices when you and your financial advisor review your portfolio allocations.

On a much different note, we began the fourth quarter with the rebranding of our company in preparation for our spin-off as an independent, publicly traded company. Our company is now Virtus Investment Partners, the PhoenixFunds are now the Virtus Mutual Funds, and the investment adviser to the funds is now Virtus Investment Advisers. As you will notice throughout this report, the individual funds have incorporated the "Virtus" name. For your convenience, all mutual fund ticker symbols remain unchanged.

I encourage you to visit our new website, WWW.VIRTUS.COM, to learn more about our company and our services for investors, and to access information about your account. Customer service is also available at 800-243-1574.

On behalf of the entire team at Virtus Investment Partners, and the investment professionals at our partner companies and subadvisers, I want to thank you for entrusting your assets to us.


Sincerely,


/s/ George R. Aylward


George R. Aylward
President, Virtus Mutual Funds

OCTOBER 2008




PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN ABOVE.

                                    GLOSSARY


FTSE NAREIT EQUITY REITS INDEX
The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

REIT (REAL ESTATE INVESTMENT TRUST)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.



S&P 500(R) INDEX
The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.







THE INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

                       VIRTUS REAL ESTATE SECURITIES FUND
                     DISCLOSURE OF FUND EXPENSES (UNAUDITED)
         FOR THE SIX-MONTH PERIOD OF APRIL 1, 2008 - SEPTEMBER 30, 2008


     We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Real Estate Securities Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Real Estate Securities Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund's costs in two ways.


ACTUAL EXPENSES

     The first section of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES

     The second section of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investments and timing of any purchases or redemptions.

                       VIRTUS REAL ESTATE SECURITIES FUND
               DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
         FOR THE SIX-MONTH PERIOD OF APRIL 1, 2008 - SEPTEMBER 30, 2008


EXPENSE TABLE
--------------------------------------------------------------------------------
                    Beginning            Ending                         Expenses
                     Account             Account        Annualized        Paid
                      Value               Value           Expense        During
                  April 1, 2008    September 30, 2008     Ratio          Period*
--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
ACTUAL
Class A              $1,000.00         $1,012.40           1.44%         $ 7.24
Class B               1,000.00          1,008.20           2.19           10.99
Class C               1,000.00          1,008.50           2.19           11.00
Class I               1,000.00          1,013.40           1.15            5.79

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A               1,000.00          1,017.71           1.44            7.29
Class B               1,000.00          1,013.91           2.19           11.09
Class C               1,000.00          1,013.91           2.19           11.09
Class I               1,000.00          1,019.18           1.15            5.82


* Expenses are equal to the Fund's annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days
    (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

    You can find more information about the Fund's expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

                                                                 TICKER SYMBOLS:
VIRTUS REAL ESTATE SECURITIES FUND                               Class A: PHRAX
                                                                 Class B: PHRBX
                                                                 Class C: PHRCX
                                                                 Class I: PHRIX


[ ]  VIRTUS REAL ESTATE SECURITIES FUND
     ("Real Estate Securities Fund" or the "Fund") is non-diversified and has an investment objective to seek capital appreciation and income with approximately equal emphasis. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS OBJECTIVE.

[ ] For the fiscal year ended September 30, 2008, the Fund's Class A shares returned (9.94)%, Class B shares returned (10.65)%, Class C shares returned (10.63)% and Class I shares returned (9.71)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (21.98)%, and the FTSE NAREIT Equity REITs Index, the Fund's style-specific index appropriate for comparison, returned (11.14)%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] The market environment has been extremely challenging as a result of the well documented credit crisis that has afflicted global investment markets since the summer of 2007. This challenging environment is well reflected in the negative returns that have been posted by the S&P 500 and to a lesser extent, the Fund as detailed above.

[ ] We believe the divergence in performance relative to the S&P 500 can partly be explained by the under-performance of U.S. real estate equities in 2007 relative to the S&P 500. Additionally, we believe U.S. real estate equities have benefited relative to the S&P 500 as a result of the more aggressive accommodative monetary policy stance taken by the U.S. Federal Reserve thus far in 2008 and the duration of the contractual cash flows and resulting dividends driven by their leases in a diverse mix of thirteen property sectors. The last time the Federal Reserve was aggressively lowering the Fed Funds target was in 2001. U.S. real estate equities relatively out-performed other U.S. equity classes in 2001.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] Despite the negative absolute returns posted by the Fund during its fiscal year, the Fund was successful in out-performing its benchmark. We believe this out-performance is rooted in our philosophy, style and process, which has been in-place and successfully executed upon for our U.S. real estate equities strategy for more than a decade. More specifically, we believe our out-performance relative to our benchmark has been driven by superior stock selection, which has allowed us to avoid many of the value-traps and land mines relative to the benchmark that have been present in this challenging environment.

[ ] Going forward, we expect the landscape for investing in real estate equities to remain challenging until the efforts of the Federal Reserve and its central bank peers along with the efforts of the U.S. Treasury and its peers demonstrate the global credit market freeze is thawing, the unsecured debt markets open, global bank failures cease, LIBOR returns closer to its historical proximity to the Fed Funds target, and the depth and duration of the much anticipated global recession are better understood.

[ ] The best value investment opportunities materialize when fear and uncertainty rule the day and where a level-headed mindset is absent in market moves, in spite of what underlying market fundamentals would warrant. And that's where we are today.

     INVESTING IN REITS INVOLVES CERTAIN RISKS SUCH AS REFINANCING, CHANGES IN THE VALUE OF PROPERTIES REITS OWN, DEPENDENCY ON MANAGEMENT SKILLS, ECONOMIC IMPACT ON THE INDUSTRY AND RISKS SIMILAR TO THOSE LINKED TO SMALL-COMPANY INVESTING.

     INVESTING IN SECTOR FUNDS OR NON-DIVERSIFIED FUNDS MAY BE MORE VOLATILE THAN INVESTING IN BROADLY DIVERSIFIED FUNDS, AND MAY BE MORE VOLATILE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING A SINGLE ISSUER THAN WOULD BE THE CASE IF THE FUNDS WERE MORE BROADLY DIVERSIFIED.


SECTOR WEIGHTINGS as of 9/30/08*
--------------------------------------------
Office                                  20%
--------------------------------------------
Regional Malls                          15%
--------------------------------------------
Apartments                              14%
--------------------------------------------
Health Care                             14%
--------------------------------------------
Shopping Centers                        12%
--------------------------------------------
Self Storage                             6%
--------------------------------------------
Diversified                              5%
--------------------------------------------
Other (includes short-term investments) 14%
--------------------------------------------
* % of total investments as of September 30, 2008.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 9/30/08
------------------------------------------------------------------------------------------
                                                                 Inception
                                     1           5        10        to        Inception
                                    Year       Years     Years    9/30/08        Date
------------------------------------------------------------------------------------------
CLASS A SHARES AT NAV(2)           (9.94)%     14.61%    14.58%        --         --
------------------------------------------------------------------------------------------
CLASS A SHARES AT POP(3,4)        (15.12)      13.27     13.91         --         --
------------------------------------------------------------------------------------------
CLASS B SHARES AT NAV(2)          (10.65)      13.75     13.73         --         --
------------------------------------------------------------------------------------------
CLASS B SHARES WITH CDSC(4)       (14.07)      13.75     13.73         --         --
------------------------------------------------------------------------------------------
CLASS C SHARES AT NAV(2)          (10.63)      13.77        --      14.37%     7/25/03
------------------------------------------------------------------------------------------
CLASS C SHARES AT CDSC(4)         (10.63)      13.77        --      14.37      7/25/03
------------------------------------------------------------------------------------------
CLASS I SHARES AT NAV              (9.71)       --          --      (8.06)    12/29/06
------------------------------------------------------------------------------------------
S&P 500(R) INDEX                  (21.98)       5.17      3.06     NOTE 5       NOTE 5
------------------------------------------------------------------------------------------
FTSE NAREIT EQUITY REITS INDEX    (11.14)      13.46     12.49     NOTE 6       NOTE 6
------------------------------------------------------------------------------------------
FUND EXPENSE RATIOS(7): I SHARES: 1.14%; A SHARES: 1.39%, B SHARES: 2.14%, C SHARES: 2.14%.

     ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 5% TO 1% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5) INDEX PERFORMANCE IS 4.99% FOR CLASS C (SINCE 7/25/03) AND (8.75)% FOR CLASS I (SINCE 12/29/06).
(6) INDEX PERFORMANCE IS 13.82% FOR CLASS C (SINCE 7/25/03) AND (8.36)% FOR CLASS I (SINCE 12/29/06).
(7)  PER PROSPECTUS EFFECTIVE 1/31/08.


GROWTH OF $10,000 for periods ended 9/30
--------------------------------------------------------------------------------


                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                                                           FTSE NAREIT
         Share Class A(1)(3)(4)    Share Class B(1)(4)  Equity REITs Index   S&P 500(R) Index
9/30/98       $ 9,425                    $10,000              $10,000            $10,000
9/30/99         9,183                      9,675                9,354             12,773
9/29/00        12,259                     12,825               11,282             14,480
9/28/01        13,168                     13,667               12,698             10,624
9/30/02        14,794                     15,242               13,783              8,448
9/30/03        18,590                     19,007               17,260             10,511
9/30/04        23,569                     23,918               21,672             11,969
9/30/05        30,063                     30,287               27,583             13,434
9/29/06        39,065                     39,051               34,556             14,884
9/28/07        40,828                     40,517               36,517             17,331
9/30/08        36,769                     36,204               32,450             13,522


   For information regarding the indexes, see the glossary section on page 3.

                       VIRTUS REAL ESTATE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2008


($ reported in thousands)


                                                SHARES            VALUE
                                              ----------        ----------

DOMESTIC COMMON STOCKS--96.9%

REAL ESTATE INVESTMENT TRUSTS--96.9%

DIVERSIFIED--5.0%
Vornado Realty Trust                             587,707        $   53,452
--------------------------------------------------------------------------
TOTAL DIVERSIFIED                                                   53,452
--------------------------------------------------------------------------

HEALTH CARE--14.1%
HCP, Inc.                                      1,277,402            51,262
Health Care REIT, Inc.                           882,030            46,950
Nationwide Health
   Properties, Inc.                              176,260             6,342
Ventas, Inc.                                     939,716            46,441
--------------------------------------------------------------------------
TOTAL HEALTH CARE                                                  150,995
--------------------------------------------------------------------------

INDUSTRIAL/OFFICE--23.9%

INDUSTRIAL--4.3%
AMB Property Corp.                               223,699            10,134
Prologis                                         882,857            36,435
                                                                ----------
                                                                    46,569
                                                                ----------

OFFICE--19.6%
Alexandria Real Estate
   Equities, Inc.                                405,369            45,604
Boston Properties, Inc.                          464,093            43,467
Corporate Office
   Properties Trust                              705,624            28,472
Digital Realty Trust, Inc.                     1,187,463            56,108
Douglas Emmett, Inc.                             913,370            21,071
SL Green Realty Corp.                            247,598            16,044
                                                                ----------
                                                                   210,766
--------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                            257,335
--------------------------------------------------------------------------

LODGING/RESORTS--3.8%
DiamondRock Hospitality
   Co.                                           826,915             7,525
Host Hotels & Resorts,
   Inc.                                        2,099,075            27,897
LaSalle Hotel Properties                         127,416             2,971
Sunstone Hotel Investors,
   Inc.                                          202,977             2,740
--------------------------------------------------------------------------
TOTAL LODGING/RESORTS                                               41,133
--------------------------------------------------------------------------


                                                SHARES            VALUE
                                              ----------        ----------

RESIDENTIAL--14.3%

APARTMENTS--14.3%
AvalonBay Communities,
   Inc.                                          353,086        $   34,751
BRE Properties, Inc.                             440,550            21,587
Equity Residential                               889,949            39,523
Essex Property Trust,
   Inc.                                          281,122            33,265
UDR, Inc.                                        958,257            25,058
--------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                  154,184
--------------------------------------------------------------------------

RETAIL--27.4%

REGIONAL MALLS--15.3%
General Growth
   Properties, Inc.                            1,342,129            20,266
Macerich Co. (The)                               803,851            51,165
Simon Property
   Group, Inc.                                   957,005            92,830
                                                                ----------
                                                                   164,261
                                                                ----------

SHOPPING CENTERS--12.1%
Developers Diversified
   Realty Corp.                                  750,573            23,786
Federal Realty Investment
   Trust                                         415,900            35,601
Kimco Realty Corp.                               767,802            28,363
Regency Centers Corp.                            193,121            12,879
Tanger Factory Outlet
   Centers, Inc.                                 676,900            29,641
                                                                ----------
                                                                   130,270
--------------------------------------------------------------------------
TOTAL RETAIL                                                       294,531
--------------------------------------------------------------------------

SELF STORAGE--5.7%
Extra Space Storage, Inc.                      1,303,969            20,029
Public Storage, Inc.                             417,163            41,303
--------------------------------------------------------------------------
TOTAL SELF STORAGE                                                  61,332
--------------------------------------------------------------------------




                        See Notes to Financial Statements

                       VIRTUS REAL ESTATE SECURITIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


($ reported in thousands)


                                                SHARES            VALUE
                                              ----------        ----------

SPECIALTY--2.7%
Entertainment Properties
   Trust                                         338,402        $   18,518
Plum Creek Timber Co.,
   Inc.                                          212,541            10,597
--------------------------------------------------------------------------
TOTAL SPECIALTY                                                     29,115
--------------------------------------------------------------------------

--------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $802,419)                                       1,042,077
--------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--96.9%
(IDENTIFIED COST $802,419)                                       1,042,077
--------------------------------------------------------------------------


                                                SHARES            VALUE
                                              ----------        ----------

SHORT-TERM INVESTMENTS--3.3%

MONEY MARKET MUTUAL FUNDS--3.3%
State Street Institutional
   Liquid Reserves Fund
   (2.456% seven-day
   effective yield)                           35,362,787        $   35,363

--------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $35,363)                                           35,363
--------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $837,782)                                       1,077,440(a)

Other assets and liabilities, net--(0.2)%                           (2,565)
                                                                ----------
NET ASSETS--100.0%                                              $1,074,875
                                                                ==========




FOOTNOTE LEGEND:
(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $261,393 and gross depreciation of $29,485 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $845,532.

                        See Notes to Financial Statements

                       VIRTUS REAL ESTATE SECURITIES FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2008


(Amounts reported in thousands except per share amounts)

ASSETS
Investment securities at value(1) ...................................................    $1,077,440
Receivables
   Investment securities sold .......................................................         4,347
   Fund shares sold .................................................................         5,010
   Dividends ........................................................................         3,579
   Interest .........................................................................            83
Prepaid expenses ....................................................................            78
Other assets ........................................................................            61
                                                                                         ----------
     Total assets ...................................................................     1,090,598
                                                                                         ----------
LIABILITIES
Payables
   Fund shares repurchased ..........................................................        11,377
   Investment securities purchased ..................................................         2,544
   Investment advisory fees .........................................................           662
   Distribution and service fees ....................................................           269
   Administration fees ..............................................................            67
   Transfer agent fees and expenses .................................................           588
   Trustees' fees and expenses ......................................................             8
   Professional fees ................................................................            38
   Other accrued expenses ...........................................................           109
   Trustee deferred compensation plan ...............................................            61
                                                                                         ----------
     Total liabilities ..............................................................        15,723
                                                                                         ----------
NET ASSETS ..........................................................................    $1,074,875
                                                                                         ==========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest ....................................    $  843,598
Accumulated undistributed net investment income (loss) ..............................            (6)
Accumulated undistributed net realized gain (loss) ..................................        (8,375)
Net unrealized appreciation (depreciation) ..........................................       239,658
                                                                                         ----------
NET ASSETS ..........................................................................    $1,074,875
                                                                                         ==========
CLASS A
Net asset value per share (net assets/shares outstanding) ...........................        $29.19
Offering price per share $29.19/(1-5.75%) ...........................................        $30.97
Shares of beneficial interest outstanding, no par value, unlimited authorization ....        29,536
Net Assets ..........................................................................    $  862,062

CLASS B
Net asset value (net assets/shares outstanding) and offering price per share ........        $28.85
Shares of beneficial interest outstanding, no par value, unlimited authorization ....         1,226
Net Assets ..........................................................................    $   35,376

CLASS C
Net asset value (net assets/shares outstanding) and offering price per share ........        $29.17
Shares of beneficial interest outstanding, no par value, unlimited authorization ....         2,444
Net Assets ..........................................................................    $   71,278

CLASS I
Net asset value (net assets/shares outstanding) and offering price per share ........        $29.17
Shares of beneficial interest outstanding, no par value, unlimited authorization ....         3,639
Net Assets ..........................................................................    $  106,159

 (1) Investment securities at cost ..................................................    $  837,782



                        See Notes to Financial Statements

                       VIRTUS REAL ESTATE SECURITIES FUND
                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2008


($ reported in thousands)


INVESTMENT INCOME
Dividends .............................................................    $  30,367
Interest ..............................................................          729
                                                                           ---------
     Total investment income ..........................................       31,096
                                                                           ---------
EXPENSES
Investment advisory fees ..............................................        8,017
Service fees, Class A .................................................        2,317
Distribution and service fees, Class B ................................          392
Distribution and service fees, Class C ................................          772
Administration fees ...................................................          891
Transfer agent fees and expenses ......................................        3,165
Printing fees and expenses ............................................          327
Registration fees .....................................................          121
Custodian fees ........................................................           99
Trustees' fees and expenses ...........................................           86
Professional fees .....................................................           58
Miscellaneous expenses ................................................          126
                                                                           ---------
     Total expenses ...................................................       16,371
Less expenses reimbursed by investment adviser ........................         (832)
Custodian fees paid indirectly ........................................           (4)
                                                                           ---------
     Net expenses .....................................................       15,535
                                                                           ---------

NET INVESTMENT INCOME (LOSS) ..........................................       15,561
                                                                           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments ...............................        1,513
Net change in unrealized appreciation (depreciation) on investments ...     (147,744)
                                                                           ---------

NET GAIN (LOSS) ON INVESTMENTS ........................................     (146,231)
                                                                           ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......    $(130,670)
                                                                           =========






                        See Notes to Financial Statements

                       VIRTUS REAL ESTATE SECURITIES FUND
                       STATEMENT OF CHANGES IN NET ASSETS


($ reported in thousands)

                                                          10/1/07 -      12/1/06 -      12/1/05 -
                                                            9/30/08        9/30/07       11/30/06
                                                          ----------     ----------     ----------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) .........................    $   15,561     $   12,154     $    9,175
Net realized gain (loss) .............................         1,513         30,650         58,061
Net change in unrealized appreciation
   (depreciation) ....................................      (147,744)      (155,030)       315,898
                                                          ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ...................................      (130,670)      (112,226)       383,134
                                                          ----------     ----------     ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income, Class A .......................       (14,408)       (11,397)       (10,315)
Net investment income, Class B .......................          (328)          (120)          (310)
Net investment income, Class C .......................          (626)          (203)          (359)
Net investment income, Class I .......................          (722)          (166)            --
Net realized short-term gains, Class A ...............            --         (9,631)          (446)
Net realized short-term gains, Class B ...............            --           (525)           (36)
Net realized short-term gains, Class C ...............            --           (844)           (41)
Net realized short-term gains, Class I ...............            --             (6)            --
Net realized long-term gains, Class A ................       (31,550)       (41,285)       (15,981)
Net realized long-term gains, Class B ................        (1,385)        (2,269)        (1,290)
Net realized long-term gains, Class C ................        (2,707)        (3,617)        (1,469)
Net realized long-term gains, Class I ................          (712)            --             --
                                                          ----------     ----------     ----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS
   TO SHAREHOLDERS ...................................       (52,438)       (70,063)       (30,247)
                                                          ----------     ----------     ----------
FROM SHARE TRANSACTIONS (SEE NOTE 5)
Change in net assets from share transactions,
   Class A ...........................................      (115,457)         8,577        245,360
Change in net assets from share transactions,
   Class B ...........................................        (7,503)       (13,672)        (7,487)
Change in net assets from share transactions,
   Class C ...........................................       (14,894)         1,408         17,731
Change in net assets from share transactions,
   Class I ...........................................        75,742         33,030             --
                                                          ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS ................................       (62,112)        29,343        255,604
                                                          ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS ................      (245,220)      (152,946)       608,491


NET ASSETS
Beginning of period ..................................     1,320,095      1,473,041        864,550
                                                          ----------     ----------     ----------
END OF PERIOD ........................................    $1,074,875     $1,320,095     $1,473,041
                                                          ==========     ==========     ==========

Accumulated undistributed net investment income (loss)
   at end of period ..................................    $       (6)    $      461     $      124



                        See Notes to Financial Statements

                       VIRTUS REAL ESTATE SECURITIES FUND
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD





                            NET                     NET
                           ASSET       NET       REALIZED      TOTAL     DIVIDENDS   DISTRIBUTIONS
                           VALUE,   INVESTMENT     AND         FROM      FROM NET     FROM NET
                         BEGINNING   INCOME     UNREALIZED   INVESTMENT  INVESTMENT    REALIZED         TOTAL
                         OF PERIOD  (LOSS)(2)   GAIN (LOSS)  OPERATIONS    INCOME       GAINS       DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------

CLASS A
10/1/07 to 9/30/08        $34.10      $0.45       $(3.88)     $(3.43)     $(0.47)       $(1.01)        $(1.48)
12/1/06 to 9/30/07         38.18       0.32        (2.59)      (2.27)      (0.32)        (1.49)         (1.81)
12/1/05 to 11/30/06        28.15       0.30        10.73       11.03       (0.37)        (0.63)         (1.00)
12/1/04 to 11/30/05        25.46       0.43         4.08        4.51       (0.42)        (1.40)         (1.82)
12/1/03 to 11/30/04        20.09       0.44         5.60        6.04       (0.50)        (0.17)         (0.67)
12/1/02 to 11/30/03        15.59       0.62         4.62        5.24       (0.62)        (0.12)         (0.74)

CLASS B
10/1/07 to 9/30/08        $33.72      $0.22       $(3.83)     $(3.61)     $(0.25)       $(1.01)        $(1.26)
12/1/06 to 9/30/07         37.74       0.10        (2.56)      (2.46)      (0.07)        (1.49)         (1.56)
12/1/05 to 11/30/06        27.86       0.07        10.59       10.66       (0.15)        (0.63)         (0.78)
12/1/04 to 11/30/05        25.21       0.23         4.05        4.28       (0.23)        (1.40)         (1.63)
12/1/03 to 11/30/04        19.91       0.27         5.54        5.81       (0.34)        (0.17)         (0.51)
12/1/02 to 11/30/03        15.46       0.48         4.59        5.07       (0.50)        (0.12)         (0.62)

CLASS C
10/1/07 to 9/30/08        $34.07      $0.23       $(3.88)     $(3.65)     $(0.24)       $(1.01)        $(1.25)
12/1/06 to 9/30/07         38.11       0.10        (2.59)      (2.49)      (0.06)        (1.49)         (1.55)
12/1/05 to 11/30/06        28.12       0.06        10.71       10.77       (0.15)        (0.63)         (0.78)
12/1/04 to 11/30/05        25.43       0.25         4.07        4.32       (0.23)        (1.40)         (1.63)
12/1/03 to 11/30/04        20.07       0.26         5.61        5.87       (0.34)        (0.17)         (0.51)
7/25/03 (inception)
  to 11/30/03              17.90       0.19         2.13        2.32       (0.15)           --          (0.15)

CLASS I
10/1/07 to 9/30/08        $34.08      $0.62       $(3.98)     $(3.36)     $(0.54)       $(1.01)        $(1.55)
12/29/06 (inception)
  to 9/30/07               35.99       0.28        (1.87)      (1.59)      (0.31)        (0.01)         (0.32)


                                                                                            RATIO OF GROSS    RATIO OF
                                                                                              EXPENSES TO       NET
                                           NET                     NET       RATIO OF NET       AVERAGE      INVESTMENT
                                 CHANGE   ASSET                  ASSETS,     EXPENSES TO      NET ASSETS       INCOME
                                 IN NET   VALUE,                 END OF        AVERAGE         (BEFORE        (LOSS) TO    PORTFOLIO
                                 ASSET    END OF    TOTAL        PERIOD          NET          WAIVERS AND    AVERAGE NET   TURNOVER
                                 VALUE    PERIOD  RETURN(1)  (IN THOUSANDS)    ASSETS       REIMBURSEMENTS)   ASSETS         RATE
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
10/1/07 to 9/30/08               $(4.91)  $29.19    (9.94)%    $  862,062       1.37%(5)         1.45%           1.51%        32%
12/1/06 to 9/30/07                (4.08)   34.10    (6.14)(4)   1,136,923       1.32(3)          1.39(3)         1.06(3)      25(4)
12/1/05 to 11/30/06               10.03    38.18    40.37       1,289,007       1.30             1.30            0.94         24
12/1/04 to 11/30/05                2.69    28.15    18.67         737,744       1.30             1.30            1.68         22
12/1/03 to 11/30/04                5.37    25.46    30.68         511,107       1.28             1.28            1.98         28
12/1/02 to 11/30/03                4.50    20.09    34.81         260,615       1.30             1.34            3.52         16

CLASS B
10/1/07 to 9/30/08               $(4.87)  $28.85   (10.65)%    $   35,376       2.12%(5)         2.20%           0.76%        32%
12/1/06 to 9/30/07                (4.02)   33.72    (6.72)(4)      49,964       2.07(3)          2.13(3)         0.32(3)      25(4)
12/1/05 to 11/30/06                9.88    37.74    39.29          71,240       2.05             2.05            0.24         24
12/1/04 to 11/30/05                2.65    27.86    17.81          59,042       2.05             2.05            0.93         22
12/1/03 to 11/30/04                5.30    25.21    29.74          57,797       2.03             2.03            1.25         28
12/1/02 to 11/30/03                4.45    19.91    33.76          39,299       2.05             2.09            2.79         16

CLASS C
10/1/07 to 9/30/08               $(4.90)  $29.17   (10.63)%    $   71,278       2.12%(5)         2.20%           0.76%        32%
12/1/06 to 9/30/07                (4.04)   34.07    (6.71)(4)     100,321       2.07(3)          2.14(3)         0.32(3)      25(4)
12/1/05 to 11/30/06                9.99    38.11    39.32         112,794       2.05             2.05            0.19         24
12/1/04 to 11/30/05                2.69    28.12    17.80          67,764       2.05             2.05            0.97         22
12/1/03 to 11/30/04                5.36    25.43    29.78          38,399       2.03             2.03            1.17         28
7/25/03 (inception)
  to 11/30/03                      2.17    20.07    13.03(4)        4,785       2.05(3)          2.07(3)         2.88(3)      16(4)

CLASS I
10/1/07 to 9/30/08               $(4.91)  $29.17    (9.71)%     $ 106,159       1.12%(5)         1.20%           2.11%        32%
12/29/06 (inception)
  to 9/30/07                      (1.91)   34.08    (4.44)(4)      32,887       1.11(3)          1.23(3)         1.09(3)      25(4)



(1) Sales charges, where applicable, are not reflected in the total return calculation.
(2)  Computed using average shares outstanding.
(3)  Annualized.
(4)  Not annualized.
(5)  Blended net expense ratio. See Note 3 in the Notes to Financial Statements.


                        See Notes to Financial Statements

                                    14 & 15

                       VIRTUS REAL ESTATE SECURITIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2008


1. ORGANIZATION
   Effective October 1, 2008, the Phoenix Funds became Virtus Mutual Funds, and all of the Funds were renamed to reflect the new Virtus name. On October 20, 2008, the Trusts' names were also updated to reflect the new name.

   Virtus Opportunities Trust, formerly Phoenix Opportunities Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   As of the date of this report, eighteen funds are offered for sale, of which the Real Estate Securities Fund (the "Fund") is reported in this annual report. The Fund's investment objective is outlined in the Fund Summary Page.

   The Fund offers Class A shares, Class B shares, Class C shares and Class I shares.

   Class A shares are sold with a front-end sales charge of up to 5.75%. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge may be imposed on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class B shares are generally sold with a contingent deferred sales charge, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% contingent deferred sales charge, if applicable, if redeemed within one year of purchase. Class I shares are sold without a sales charge.

   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Class I bears no distribution and/or service expense. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

                       VIRTUS REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

   Dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C. INCOME TAXES:
   The Fund is treated as a separate taxable entity. It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

   FASB Interpretation No. 48, ("FIN 48") Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:
   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately made.

                       VIRTUS REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   ($ reported in thousands except as noted)

   On February 7, 2008, the Phoenix Companies, Inc. ("PNX") announced its intention to spin off various subsidiaries constituting its asset management business to PNX's shareholders. Once spun off from PNX, the company holding the asset management subsidiaries, Virtus Investment Partners, Inc. ("Virtus"), will become an independent public company. The spinoff is expected to occur at a date later in the year based on regulatory approval. In preparation for this spinoff, certain of the asset management subsidiaries have changed their names to reflect the Virtus brand, including the Funds' adviser, Phoenix Investment Counsel, Inc., which is now known as Virtus Investment Advisers, Inc. (the "Adviser").

   As compensation for its services to the Trust, the Adviser, an indirect wholly-owned subsidiary of PNX, is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund.

                 1ST                   $1+ BILLION                    $2+
             $1 BILLION            THROUGH $2 BILLION               BILLION
           --------------         --------------------            -----------
               0.75%                     0.70%                       0.65%

   The Adviser contractually agreed to limit the Fund's operating expenses (excluding interest, taxes, and extraordinary expenses) through March 31, 2008 so that such expenses did not exceed 1.30% for Class A Shares, 2.05% for Class B Shares, 2.05% for Class C Shares and 1.05% for Class I Shares. The Adviser voluntarily continued the expense limitations, subsequent to March 31, 2008, but discontinued them effective May 1, 2008.

   Effective August 23, 2007, the Adviser may recapture operating expenses waived or reimbursed under this arrangement, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations at the time the fees were waived. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal years ended as follows:

                                     EXPIRATION DATE
                         ----------------------------------------
                            2010          2011           TOTAL
                         -----------   -----------    -----------
                            $251          $832          $1,083

   The Adviser manages the Fund's investment program and general operations of the Fund, including oversight of the Fund's subadviser Duff & Phelps Investment Management Co. ("Duff & Phelps"). Duff & Phelps is an indirect, wholly-owned subsidiary of PNX.

   As distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions and deferred sales charges for the fiscal year (the "period") ended September 30, 2008, as follows:


              CLASS A            CLASS A           CLASS B          CLASS C
            NET SELLING         DEFERRED          DEFERRED         DEFERRED
            COMMISSIONS      SALES CHARGES     SALES CHARGES     SALES CHARGES
          ---------------  -----------------  ---------------  -----------------
                 $58              --(1)               $98              $26

   (1) Amount is less than $500 (not reported in thousands).

                       VIRTUS REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


   The Fund pays PEPCO distribution and/or service fees at the following annual rates as a percentage of the average daily net assets of each respective class:

                        CLASS A       CLASS B        CLASS C
                      -----------   -----------    -----------
                         0.25%         1.00%          1.00%

   There are no distribution and/or service fees for Class I.

   Under certain circumstances, shares of certain Virtus Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

   PEPCO serves as the Administrator to the Fund. For its services, which include financial agent services, PEPCO receives an administration fee at an annual rate of 0.09% of the first $5 billion, 0.08% on the next $10 billion, and 0.07% over $15 billion of the average net assets across all non-money market Virtus Mutual Funds and certain other affiliated funds. For the period ended September 30, 2008, the Fund incurred administration fees totaling $891.

   PEPCO serves as the Trust's transfer agent. For the period ended September 30, 2008, transfer agent fees were $3,165 as reported in the Statement of Operations.

   At September 30, 2008, PNX and its affiliates, the retirement plans of PNX and its affiliates, and Virtus affiliated Funds held shares of the Fund which may be redeemed at any time that aggregated the following:


                            AGGREGATE         NET ASSET
                             SHARES             VALUE
                           -----------      -------------
   Class A...........       2,468,497          $72,055

   Until March 1, 2007, the Trust provided a deferred compensation plan to its Trustees who were not Officers of Virtus. Under the deferred compensation plan, Trustees were able to elect to defer all or a portion of their compensation. Amounts deferred were retained by the Fund, and to the extent permitted by the 1940 Act, as amended, could have been invested in the shares of those Virtus Mutual Funds selected by the Trustees. Investments in such Virtus Mutual Funds are included in "Other assets" on the Statements of Assets and Liabilities at September 30, 2008.

4. PURCHASES AND SALES OF SECURITIES
   ($ reported in thousands)

   Purchases and sales of investment securities for the Fund (excluding U.S. Government securities or agency securities and short-term securities) during the period ended September 30, 2008, were as follows:

                                     LONG-TERM
                          -----------------------------
                            PURCHASES           SALES
                          -------------     -----------
                            $333,843          $401,131

   There were no purchases or sales of long-term U.S. Government or agency securities.

                       VIRTUS REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


5.  CAPITAL SHARE TRANSACTIONS
    (reported in thousands)

    Transactions in shares of capital stock, for the periods ended as indicated below, were as follows:

                               -------------------   -------------------    ------------------
                               SHARES      AMOUNT    SHARES      AMOUNT     SHARES    AMOUNT
                               -------   ---------   -------   ---------    ------   ---------
-----------------------------  -------------------   -------------------    ------------------
REAL ESTATE                         10/1/07 -            12/1/06 -            12/1/05 -
   SECURITIES FUND                  9/30/08              9/30/07              11/30/06
-----------------------------  -------------------   -------------------    ------------------
CLASS A
Sale of shares                  11,559   $ 339,354    14,072   $ 511,268    16,009   $ 514,058
Reinvestment of distributions    1,370      39,324     1,620      57,889       785      22,530
Shares repurchased             (16,735)   (494,135)  (16,115)   (560,580)   (9,234)   (291,228)
                               -------   ---------   -------   ---------    ------   ---------
Net increase / (decrease)       (3,806)  $(115,457)     (423)  $   8,577     7,560   $ 245,360
                               =======   =========   =======   =========    ======   =========

CLASS B
Sale of shares                     122   $   3,570       156   $   5,740       265   $   8,295
Reinvestment of distributions       47       1,347        76       2,681        43       1,193
Shares repurchased                (425)    (12,420)     (637)    (22,093)     (540)    (16,975)
                               -------   ---------   -------   ---------    ------   ---------
Net increase / (decrease)         (256)  $  (7,503)     (405)  $ (13,672)     (232)  $  (7,487)
                               =======   =========   =======   =========    ======   =========

CLASS C
Sale of shares                     472   $  13,975       928   $  34,094     1,101   $  35,276
Reinvestment of distributions       94       2,695       124       4,416        51       1,431
Shares repurchased              (1,066)    (31,564)   (1,067)    (37,102)     (603)    (18,976)
                               -------   ---------   -------   ---------    ------   ---------
Net increase / (decrease)         (500)  $ (14,894)      (15)  $   1,408       549   $  17,731
                               =======   =========   =======   =========    ======   =========

CLASS I(1)
Sale of shares                   3,444   $  99,740     1,059   $  36,256        --   $      --
Reinvestment of distributions       42       1,214         4         140        --          --
Shares repurchased                (812)    (25,212)      (98)     (3,366)       --          --
                               -------   ---------   -------   ---------    ------   ---------
Net increase / (decrease)        2,674   $  75,742       965   $  33,030        --   $      --
                               =======   =========   =======   =========    ======   =========

(1) Inception date of the class is 12/29/06.

                       VIRTUS REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


6. 10% SHAREHOLDERS
   As of September 30, 2008, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below. The shareholder is not affiliated with PNX.

                         % OF                     NUMBER
                        SHARES                      OF
                     OUTSTANDING                 ACCOUNTS
                   ---------------             ------------
                          14%                        1

7. CREDIT RISK AND ASSET CONCENTRATIONS
   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

8. INDEMNIFICATIONS
   Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

9. REGULATORY EXAMS
   Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

   In February 2005, the NASD notified PNX that it was asserting violations of trade reporting rules by a subsidiary. PNX responded to the NASD allegations in May 2005. Thereafter, in January 2007, the NASD notified PNX that the matter was being referred for potential violations and possible action. On May 3, 2007, the NASD accepted a letter of acceptance, waiver and consent submitted by the subsidiary to resolve this matter. Without admitting or denying the NASD's findings, in accordance with the terms of the letter the subsidiary agreed to a censure, to pay a fine of $8,000 and to revise its supervisory procedures.

   The Company does not believe that the outcome of this matter will be material to these financial statements.

10. RECENTLY ISSUED ACCOUNTING STANDARDS
   In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures. The Fund will be adopting SFAS 157 effective with the December 31, 2008 quarterly reporting of the schedule of investments.

   In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161") was issued and is effective for

                       VIRTUS REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2008


   fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. Management is currently evaluating the impact of FAS 161 on financial statement disclosures, if any.

11. FEDERAL INCOME TAX INFORMATION
    ($ reported in thousands)

   Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2008, the Fund deferred and recognized post-October losses as follows:

                       CAPITAL         CAPITAL
                        LOSS            LOSS
                      DEFERRED       RECOGNIZED
                     ----------     ------------
                        $625             $ --

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

12. RECLASSIFICATION OF CAPITAL ACCOUNTS
    ($ reported in thousands)

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2008, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

                   CAPITAL PAID
                      IN ON
                    SHARES OF     UNDISTRIBUTED      ACCUMULATED
                    BENEFICIAL    NET INVESTMENT    NET REALIZED
                     INTEREST      INCOME (LOSS)     GAIN (LOSS)
                  -------------- ----------------  --------------

                     $3,796             $56            $(3,852)

                     REPORT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM


[LOGO OMITTED]
PricewaterhouseCoopers


To the Board of Trustees of
Virtus Opportunities Trust and Shareholders of:
Virtus Real Estate Securities Fund


      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Real Estate Securities Fund (formerly Phoenix Real Estate Securities Fund, hereafter referred to as the "Fund"), a series of Virtus Opportunities Trust (formerly Phoenix Opportunities Trust), at September 30, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
November 18, 2008

                       VIRTUS REAL ESTATE SECURITIES FUND
                       TAX INFORMATION NOTICE (UNAUDITED)
                               SEPTEMBER 30, 2008



--------------------------------------------------------------------------------
For the fiscal year ended September 30, 2008, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction ("DRD") for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends ("LTCG") ($ reported in thousands).

                      QDI              DRD             LTCG
                   ---------        ---------       ----------

                       0%               0%            $8,278

--------------------------------------------------------------------------------

                       FUND MANAGEMENT TABLES (UNAUDITED)



     Information pertaining to the trustees and officers of the Trust as of September 30, 2008 is set forth below. The statement of additional information
(SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for trustees of the Trust.


                                             INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------
     NAME, ADDRESS,
    YEAR OF BIRTH,
    YEAR ELECTED AND                                  PRINCIPAL OCCUPATION(S)
     NUMBER OF FUNDS                                  DURING PAST 5 YEARS AND
        OVERSEEN                              DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
-----------------------------------------------------------------------------------------------------------------

  Leroy Keith, Jr.          Managing Director, Almanac Capital Management (commodities business) (2007-
  YOB: 1939                 present). Partner, Stonington Partners, Inc. (private equity firm) (2001-2007).
  Elected: 1993             Director/Trustee, Evergreen Funds (88 portfolios).
  50 Funds

-----------------------------------------------------------------------------------------------------------------

  Geraldine M. McNamara     Retired. Managing Director, U.S. Trust Company of New York (private bank)
  YOB: 1951                 (1982-2006).
  Elected: 2001
  52 Funds

-----------------------------------------------------------------------------------------------------------------

  James M. Oates            Managing Director, Wydown Group (consulting firm) (1994-present). Chairman,
  YOB: 1946                 Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services)
  Elected: 1993             (1997-2006). Director, Stifel Financial. Chairman and Trustee, John Hancock Trust
  50 Funds                  (93 portfolios) and John Hancock Funds II (74 portfolios). Non-Executive Chairman,
                            Hudson Castle Group, Inc.

-----------------------------------------------------------------------------------------------------------------

  Richard E. Segerson       Managing Director, Northway Management Company (1998-present).
  YOB: 1946
  Elected: 1998
  50 Funds

-----------------------------------------------------------------------------------------------------------------

  Ferdinand L.J. Verdonck   Retired. Director, Galapagos N.V. (biotechnology). Mr. Verdonck is also a director
  YOB: 1942                 of several non-U.S. companies.
  Elected: 2004
  50 Funds

-----------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES


     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


-----------------------------------------------------------------------------------------------------------------
     NAME, ADDRESS,
     YEAR OF BIRTH,
    YEAR ELECTED AND                                 PRINCIPAL OCCUPATION(S)
     NUMBER OF FUNDS                                 DURING PAST 5 YEARS AND
        OVERSEEN                              DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
-----------------------------------------------------------------------------------------------------------------

  George R. Aylward(1)      Senior Executive Vice President and President, Asset Management (2007-present),
  YOB: 1964                 Senior Vice President and Chief Operating Officer, Asset Management (2004-2007),
  Elected: 2006             Vice President and Chief of Staff (2001-2004), The Phoenix Companies, Inc.
  52 Funds                  Director and President (2006-present), Chief Operating Officer (2004-2006), Vice
                            President, Finance, (2001-2002), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Various senior officer and directorship positions with Phoenix affiliates (2005-2008). President (2006-present), Executive Vice President (2004-
                            2006), the Virtus Mutual Funds Family. Chairman, President and Chief Executive
                            Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006-present).

-----------------------------------------------------------------------------------------------------------------

  Philip R. McLoughlin(2)   Partner, Cross Pond Partners, LLC (2006-Present). Director, Argo Group
  YOB: 1946                 International Holdings Ltd. (insurance), World Trust Fund and KBC Asset
  Elected: 1993             Management, Ltd.
  70 Funds

-----------------------------------------------------------------------------------------------------------------

 (1) Mr. Aylward is an "interested person" as defined in the Investment Company Act of 1940, by reason of his relationship with Virtus Investment Partners, Inc. and/or its affiliates.
 (2) Mr. McLoughlin is treated as an "interested person" as defined in the Investment Company Act of 1940, because of his participation in certain retirement plans maintained by Virtus Investment Partners, Inc. and/or its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES


-----------------------------------------------------------------------------------------------------------------
                                POSITION(S) HELD WITH
     NAME, ADDRESS AND           TRUST AND LENGTH OF                           PRINCIPAL OCCUPATION(S)
       YEAR OF BIRTH                 TIME SERVED                                  DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------

  Nancy G. Curtiss          Senior Vice President since        Vice President, Head of Asset Management
  YOB: 1952                 2006.                              Operations (2007-present), Vice President
                                                               (2003-2007), Virtus Investment Partners, Inc.
                                                               and/or certain of its subsidiaries. Assistant
                                                               Treasurer (2001-present), Phoenix Equity
                                                               Planning Corporation. Ms. Curtiss is also
                                                               Treasurer of various other investment companies
                                                               within the Virtus Mutual Funds Complex
                                                               (1994-present).
-----------------------------------------------------------------------------------------------------------------

  Marc Baltuch              Vice President and                 Chief Compliance Officer, Zweig-DiMenna
  c/o Zweig-DiMenna         Chief Compliance Officer since     Associates LLC (1989-present). Vice President,
  Associates, LLC           2004.                              The Zweig Total Return Fund, Inc. (2004-present).
  900 Third Avenue                                             Vice President, The Zweig Fund, Inc. (2004-
  New York, NY 10022                                           present). President and Director of Watermark
  YOB: 1945                                                    Securities, Inc. (1991-present). Assistant
                                                               Secretary, Gotham Advisors Inc. (1990-2005).
-----------------------------------------------------------------------------------------------------------------

  W. Patrick Bradley        Chief Financial Officer and        Vice President, Fund Administration (2007-
  YOB: 1972                 Treasurer since 2005.              present), Second Vice President, Fund Control &
                                                               Tax (2004-2006), Virtus Investment Partners, Inc.
                                                               and/or certain of its subsidiaries. Vice President,
                                                               Chief Financial Officer, Treasurer and Principal
                                                               Accounting Officer (2006-present), Assistant
                                                               Treasurer (2004-2006), The Phoenix Edge Series
                                                               Fund. Chief Financial Officer and Treasurer (2005-
                                                               present), Assistant Treasurer (2004-2006), certain
                                                               funds within the Virtus Mutual Funds Family.
                                                               Senior Manager, Audit, Deloitte & Touche, LLP
                                                               (1999-2004).
-----------------------------------------------------------------------------------------------------------------

  Kevin J. Carr             Vice President,                    Vice President, Counsel and Secretary, Virtus
  YOB: 1954                 Chief Legal Officer,               Investment Partners, Inc. and/or certain of its
                            Counsel and                        subsidiaries (since 2008). Vice President and
                            Secretary since 2005.              Counsel, Phoenix Life Insurance Company
                                                               (2005-2008). Compliance Officer of Investments
                                                               and Counsel, Travelers Life & Annuity Company
                                                               (January 2005-May 2005). Assistant General
                                                               Counsel and certain other positions, The Hartford
                                                               Financial Services Group (1995-2005).
-----------------------------------------------------------------------------------------------------------------

VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668



  TRUSTEES
  George R. Aylward
  Leroy Keith, Jr.
  Philip R. McLoughlin, Chairman
  Geraldine M. McNamara
  James M. Oates
  Richard E. Segerson
  Ferdinand L.J. Verdonck

  OFFICERS
  George R. Aylward, President
  Nancy G. Curtiss, Senior Vice President
  Marc Baltuch, Vice President and
    Chief Compliance Officer
  W. Patrick Bradley, Chief Financial Officer and Treasurer
  Kevin J. Carr, Vice President, Chief Legal
    Officer, Counsel and Secretary






INVESTMENT ADVISER
Virtus Investment Advisers, Inc.
56 Prospect Street
Hartford, CT 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

TRANSFER AGENT
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110-1707

HOW TO CONTACT US
Mutual Fund Services      1-800-243-1574
Advisor Consulting Group  1-800-243-4361
Telephone Orders          1-800-367-5877
Text Telephone            1-800-243-1926
Web site                      VIRTUS.COM




--------------------------------------------------------------------------------

IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

--------------------------------------------------------------------------------

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                                                            ---------------
                                                               PRSRT STD
[LOGO OMITTED]                                               U.S. POSTAGE
    VIRTUS                                                       PAID
 MUTUAL FUNDS                                                LANCASTER, PA
                                                              PERMIT 1793
                                                            ---------------



c/o State Street Bank and Trust Company
             P.O. Box 8301
         Boston, MA 02266-8301


For more information about
Virtus mutual funds, please call
your financial representative,
contact us at 1-800-243-1574
or VIRTUS.COM.


8009                                                                       10-08

ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
          (b) of the instructions for completion of this Item.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

  (a)(1)  The  Registrant's   Board  of   Trustees   has  determined   that  the
          Registrant has an "audit committee financial expert" serving on its Audit Committee.

   (a)(2) James M. Oates has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert." Mr. Oates is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

  (a)(3)  Not applicable.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $400,150 for 2007 and $388,580 for 2008.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $10,800 for 2007 and $61,804 for 2008. Such audit-related fees were cross fund fees.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $68,475 for 2007 and $103,925 for 2008.

          "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company
          (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Virtus Opportunities Trust (formerly, Phoenix Opportunities Trust) (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

          The Audit Committee has determined that James M. Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

  (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  100% for 2007 and 2008

               (c)  100% for 2007 and 2008

               (d)  Not applicable for 2007 and 2008

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $763,428 for 2007 and $1,516,768 for 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6.  INVESTMENTS.

     (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

     (b)  Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2)  Certifications  pursuant  to  Rule  30a-2(a)  under  the  1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3)  Not applicable.

     (b)  Certifications  pursuant  to Rule  30a-2(b)  under  the  1940  Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Virtus Opportunities Trust (formerly, Phoenix Opportunities Trust)
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ George R. Aylward
                          ------------------------------------------------------
                           George R. Aylward, President
                           (principal executive officer)

Date         December 5, 2008
      --------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ George R. Aylward
                          ------------------------------------------------------
                           George R. Aylward, President
                           (principal executive officer)

Date         December 5, 2008
      --------------------------------------------------------------------------


By (Signature and Title)*  /s/ W. Patrick Bradley
                          ------------------------------------------------------
                           W. Patrick Bradley, Chief Financial Officer
                           and Treasurer
                           (principal financial officer)

Date         December 4, 2008
      --------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.